As filed with the Securities and Exchange Commission on July 15, 1999

                                                              File No. 002-26125

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               /X/
         Pre-Effective Amendment No.                                  / /

         Post-Effective Amendment No.  50                             /X/


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940                                                           /X/

         Amendment No.    24                                          /X/

                            INVESCO STOCK FUNDS, INC.

               (Exact Name of Registrant as Specified in Charter)

                  7800 E. Union Avenue, Denver, Colorado 80237
                    (Address of Principal Executive Offices)

                  P.O. Box 173706, Denver, Colorado 80217-3706
                                (Mailing Address)

       Registrant's Telephone Number, including Area Code: (303) 930-6300

                               Glen A. Payne, Esq.
                              7800 E. Union Avenue
                             Denver, Colorado 80237
                     (Name and Address of Agent for Service)
                                  ------------

                                   Copies to:

                           Clifford J. Alexander, Esq.
                              Susan M. Casey, Esq.
                           Kirkpatrick & Lockhart LLP
                         1800 Massachusetts Avenue, N.W.
                          Washington, D. C. 20036-1800

                                  ------------
Approximate Date of Proposed Public Offering: As soon as practicable after this post-effective amendment becomes effective.

It is proposed that this filing will become  effective  (check  appropriate box)

 X  immediately  upon  filing  pursuant  to  paragraph  (b)

___ on  __________, pursuant to paragraph (b)
___ 60 days after filing pursuant to paragraph (a)(1)
    on August 31,  1999,  pursuant to  paragraph  (a)(1)
___ 75 days after filing pursuant to paragraph  (a)(2)
___ on _________,  pursuant to paragraph (a)(2) of rule 485
If  appropriate,  check the  following  box:
___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS


July 14, 1999


                        INVESCO BLUE CHIP GROWTH FUND

      INVESCO BLUE CHIP GROWTH FUND (the "Fund") is actively managed to seek long-term capital growth, with the secondary goal of current income. Most of its investments are in U.S. common stocks, but the Fund has the flexibility to invest in other types of securities.


      The Fund is a series of INVESCO Stock Funds, Inc. (formerly, INVESCO Equity Funds, Inc., formerly , INVESCO Capital Appreciation Funds, Inc.) (the "Company"), a no-load mutual fund. The Company may offer additional funds in the future.

      This Prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference. A Statement of Additional Information containing further information about the Fund, dated July 14, 1999, has been filed with the Securities and Exchange Commission, and is incorporated by reference into this Prospectus. To request a free copy, write to INVESCO Distributors, Inc., P.O. Box 173706, Denver, Colorado 80217-3706; call 1-800-525-8085; or visit our web site at http://www.invesco.com.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER FINANCIAL INSTITUTION. THE SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                              TABLE OF CONTENTS
                                                                            Page



ESSENTIAL INFORMATION...................................................       1
ANNUAL FUND EXPENSES....................................................       2
FINANCIAL HIGHLIGHTS....................................................       4
INVESTMENT OBJECTIVE AND STRATEGY.......................................       6
INVESTMENT POLICIES AND RISKS...........................................       7
THE FUND AND ITS MANAGEMENT.............................................      10
FUND PRICE AND PERFORMANCE..............................................      14
HOW TO BUY SHARES.......................................................      14
FUND SERVICES...........................................................      19
HOW TO SELL SHARES......................................................      20
TAXES, DIVIDENDS AND OTHER DISTRIBUTIONS................................      21
ADDITIONAL INFORMATION..................................................      23

ESSENTIAL INFORMATION

      INVESTMENT OBJECTIVE AND STRATEGY: The Fund seeks long-term capital growth with a secondary goal of current income. It invests primarily in U.S. common stocks. The Fund may also invest in other securities, such as corporate bonds and preferred stocks. There is no guarantee that the Fund will meet its objective. See "Investment Objective And Strategy" and "Investment Policies And Risks."

      THE FUND IS DESIGNED FOR: Investors seeking a combination of capital growth plus current income. While not intended as a complete investment program, the Fund may be a valuable element of your investment portfolio. You also may wish to consider the Fund as part of a Uniform Gift/Transfer To Minors Act Account or systematic investing strategy. The Fund may be a suitable investment for many types of retirement programs, including various individual retirement accounts ("IRAs"), 401(k), Profit Sharing, Money Purchase Pension, and 403(b) plans.

      TIME HORIZON: Because the value of its holdings varies, the Fund's price per share will fluctuate. Investors should consider this a medium- to long-term investment.

      RISKS: The Fund's investments in fixed-income securities are subject to credit risk and market risk. Its returns on foreign investments may be influenced by currency fluctuations and other risks of investing overseas. The Fund may experience rapid portfolio turnover, which may result in higher brokerage commissions and the acceleration of taxable capital gains. These policies make the Fund unsuitable for the portion of your savings dedicated to preservation of capital or current income over the short term. See "Investment Objective And Strategy" and "Investment Policies And Risks."

      ORGANIZATION AND MANAGEMENT: The Fund is owned by its shareholders. It employs INVESCO Funds Group, Inc. ("INVESCO"), founded in 1932, to serve as investment adviser, administrator and transfer agent. INVESCO Distributors, Inc. ("IDI"), founded in 1997 as a wholly-owned subsidiary of INVESCO, is the Fund's distributor.


      The Fund's investments are selected by Trent E. May and co-portfolio manager Douglas J. McEldowney.

      INVESCO and IDI are indirect, wholly-owned subsidiaries of AMVESCAP PLC, an international investment management company that managed approximately $275 billion of assets as of December 31, 1998. AMVESCAP PLC is based in London, with money managers located in Europe, North America, South America and the Far East.


THIS FUND OFFERS ALL OF THE FOLLOWING SERVICES AT NO CHARGE:
Telephone purchases
Telephone   exchanges
Telephone redemptions
Automatic reinvestment of distributions

Regular investment plans, such as EasiVest (the Fund's automatic monthly investment program), Direct Payroll Purchase, and Automatic Monthly Exchange Periodic withdrawal plans

See "How To Buy Shares" and "How To Sell Shares."

      MINIMUM  INITIAL  INVESTMENT:   $1,000,  which  is  waived  for  regular
investment plans, including EasiVest and Direct Payroll Purchase.

      MINIMUM SUBSEQUENT INVESTMENT: $50 (Minimums are lower for certain retirement plans.)

ANNUAL FUND EXPENSES
--------------------

      The Fund is no-load; there are no fees to purchase, exchange or redeem shares. The Fund is authorized to pay a Rule 12b-1 distribution fee of one quarter of one percent of the Fund's average net assets each year. (See "How To Buy Shares -- Distribution Expenses.")

      Like any company, the Fund has operating expenses -- such as portfolio management, accounting, shareholder servicing, maintenance of shareholder accounts, and other expenses. We calculate annual operating expenses as a percentage of the Fund's average annual net assets. These expenses are paid from the Fund's assets. Lower expenses therefore benefit investors by increasing the Fund's total return.

ANNUAL FUND OPERATING EXPENSES
------------------------------
(as a percentage of average net assets)


Management Fee                                                     0.56%
12b-1 Fees                                                         0.25%
Other Expenses(1)                                                  0.23%
Total Fund Operating Expenses(1)                                   1.04%

     (1) It should be noted that the Fund's actual total operating expenses were lower than the figures shown, because the Fund's custodian, transfer agent and distribution fees were reduced under expense offset arrangements. However, as a result of an SEC requirement, the figures shown above DO NOT reflect these reductions. In comparing expenses for different years, please note that the Ratios of Expenses to Average Net Assets shown under "Financial Highlights" DO reflect any reductions for periods prior to the fiscal year ended August 31, 1995. See "The Fund And Its Management."


EXAMPLE
-------

      A shareholder would pay the following expenses on a $10,000 investment for the periods shown, assuming a hypothetical 5% annual return and redemption at the end of each time period. (Of course, actual operating expenses are paid from the Fund's assets, and are deducted from the amount of income available for distribution to shareholders; they are not charged directly to shareholder accounts.)


                  1 YEAR      3 YEARS     5 YEARS     10 YEARS
                  ------      -------     -------     --------
                  $109        $340        $590        $1,306

      The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE OR EXPENSES, AND ACTUAL ANNUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For more information on the Fund's expenses, see "The Fund And Its Management" and "How To Buy Shares -- Distribution Expenses."


      Because the Fund pays a distribution fee, investors who own Fund shares for a long period of time may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.

FINANCIAL HIGHLIGHTS
--------------------

(For a Fund Share Outstanding Throughout Each Period)


      The following information for each of the nine years ended August 31, 1998 has been audited by PricewaterhouseCoopers LLP, independent accountants. This information should be read in conjunction with the audited financial statements and the Report of Independent Accountants thereon appearing in the Fund's 1998 Annual Report to Shareholders and the unaudited financial statements and accompanying notes in the Fund's Semi-Annual Report to Shareholders for the six-month period ended February 28, 1999, which are incorporated by reference into the Statement of Additional Information, both of which are available without charge by contacting IDI at the address or telephone number on the back cover of this Prospectus. The Annual Report also contains more information about the Fund's performance.




                          SIX MONTHS
                               ENDED
                         FEBRUARY 28                                          Year Ended August 31
-----------------------------------------------------------------------------------------------------------------------

                                1999     1998     1997     1996    1995     1994     1993     1992     1991   1990
PER SHARE DATA             UNAUDITED
Net Asset Value -
   Beginning of Period       $  5.15    $6.06    $5.44    $5.33   $5.34    $5.28    $4.72    $5.26    $4.37  $4.54
                           --------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
   OPERATIONS
Net Investment Income#         0.00      0.02     0.01     0.03    0.05     0.03     0.04     0.05     0.07   0.10
Net Gains or (Losses) on
   Securities (Both
   Realized and Unrealized)    1.88      0.69     1.39     0.95    0.49     0.11     1.00     0.05     1.28  (0.14)
                           --------------------------------------------------------------------------------------------
Total from Investment
   Operations                  1.88      0.71     1.40     0.98    0.54     0.14     1.04     0.10     1.35  (0.04)
                           --------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income+          0.00     0.02     0.01     0.03    0.05     0.03     0.04     0.05     0.08   0.11
Distributions from
   Capital Gains               0.51     1.60     0.77     0.84    0.50     0.05     0.44     0.59     0.38   0.02
                           --------------------------------------------------------------------------------------------
Total Distributions            0.51     1.62     0.78     0.87    0.55     0.08     0.48     0.64     0.46   0.13
                           --------------------------------------------------------------------------------------------



Net Asset Value -
   End of Period            $6.52     $5.15      $6.06    $5.44   $5.33    $5.34      $5.28      $4.72     $5.26     $4.37
===========================================================================================================================
TOTAL RETURN              37.22%(!)    13.42%     28.14%   20.23%  12.05%    2.52%      22.17%    2.04%     31.16%   (1.01%)
RATIOS
Net Assets - End of
   Period ($000 Omitted) $1,166,083   $747,739  $709,220  $596,726 $501,285  $488,411  $483,957  $408,218  $428,564  $339,927
Ratio of Expenses to
   Average Net Assets        0.51%!@  1.04%@    1.07%@     1.05%@    1.06%     1.03%     1.04%     1.04%     1.00%    0.78%
Ratio of Net Investment
   Income to Average
   Net Assets                0.04%!    0.37%     0.22%      0.64%    1.07%     0.47%     0.72%     0.93%     1.52%     2.17%
Portfolio Turnover Rate       71%!     153%       286%       207%     111%      63%       77%       77%       69%       86%

# Net Investment Income aggregated less than $0.01 on a per share basis for the six-months ended February 28, 1999.

! Based on operations for the period shown and, accordingly, not representative of a full year.

+ Distributions in excess of net investment income for the year ended August 31, 1995, aggregated less than $0.01 on a per share basis.

@ Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.

INVESTMENT OBJECTIVE AND STRATEGY
---------------------------------

      The Fund seeks long-term capital growth, with a secondary goal of current income. This investment objective is fundamental and may not be changed without the approval of the Fund's shareholders. Normally, the Fund seeks to achieve this objective by investing primarily in U.S. common stocks (including securities convertible into common stocks). There is no assurance that the Fund's investment objective will be met.

      For the equity holdings, we look for companies that we believe have better-than-average earnings growth potential, as well as companies within industries we believe are well-positioned for the current and expected economic climate.

      In addition to common stocks, the Fund also may hold preferred stocks and investment grade corporate debt obligations. The Fund also may hold cash and cash-equivalent securities as cash reserves. The amount invested in stocks, bonds and cash securities may be varied from time to time depending upon Fund Management's assessment of business, economic and market conditions. For a description of each corporate bond rating category please refer to Appendix A to the Statement of Additional Information.

      The Fund's investment portfolio is actively traded. There are no limitations regarding portfolio turnover for either the equity or fixed income portions of the Fund's portfolio. Although the Fund does not trade for short-term profits, securities may be sold without regard to the time they have been held when, in the opinion of INVESCO, investment considerations warrant such action. The Fund's portfolio turnover rate therefore may be higher than other mutual funds with similar objectives. Increased portfolio turnover may result in greater brokerage commissions and acceleration of capital gains which are taxable when distributed to shareholders. The Statement of Additional Information includes an expanded discussion of the Fund's portfolio turnover rate, its brokerage practices and certain federal income tax matters.

      When we believe market or economic conditions are unfavorable, the Fund may assume a defensive position by temporarily investing up to 100% of its assets in high-quality money market instruments, such as short-term U.S.
government obligations, commercial paper or repurchase agreements, seeking to protect its assets until conditions stabilize.

INVESTMENT POLICIES AND RISKS

      Investors generally should expect to see the price per share and income levels of the Fund vary with movements in the stock and fixed-income markets, changes in economic conditions and other factors. The Fund invests in many different securities and industries; this diversification may help reduce the Fund's exposure to particular investment and market risks, but cannot eliminate these risks.

      YEAR 2000 COMPUTER ISSUE. Due to the fact that many computer systems in use today cannot recognize the Year 2000, but will, unless corrected, revert to 1900 or 1980 or cease to function at that time, the markets for securities in which the Fund invests may be detrimentally affected by computer failures affecting portfolio investments or trading of securities beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production issues for individual companies and overall economic uncertainties. Earnings of individual issuers may be affected by remediation costs, which may be substantial. The Fund's investments may be adversely affected.

      DEBT SECURITIES. When we assess an issuer's ability to meet its interest rate obligations and repay its debt when due, we are referring to "credit risk." Debt obligations are rated based on their credit risk as estimated by independent services such as Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") or Moody's Investors Service, Inc. ("Moody's"). "Market risk" for debt securities principally refers to sensitivity to changes in interest rates: for instance, when interest rates go up, the market value of a bond issued previously generally declines; on the other hand, when interest rates go down, prices of bonds generally increase.

      The lower a bond's quality, the more it is subject to credit risk and market risk and the more speculative it becomes. This is also true of most unrated debt securities. The Fund seeks to reduce these risks by investing only in investment grade debt securities (those rated BBB or above by S&P and/or Baa or above by Moody's or, if unrated, are judged by Fund Management to be of equivalent quality). These bonds enjoy strong to adequate capacity to pay principal and interest. Securities rated Baa by Moody's are considered to be of medium grade and may have speculative characteristics. Securities rated BBB by S&P are considered to be in the lowest "investment grade" security rating and may have speculative characteristics as well. While INVESCO continuously monitors all of the debt securities in the Fund's portfolio for the issuer's ability to make required principal and interest payments and other quality factors, it may retain a bond whose rating is changed to one below the minimum rating required for purchase of the security.

      FOREIGN SECURITIES. Up to 25% of the Fund's total assets, measured at the time of purchase, may be invested directly in foreign equity or corporate debt securities. Securities of Canadian issuers and American Depository Receipts ("ADRs") are not subject to this 25% limitation. ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains. ADRs are denominated in U.S.
dollars and trade in the U.S. securities markets.

      For U.S. investors, the returns on foreign securities are influenced not only by the returns on the foreign investments themselves, but also by currency fluctuations. That is, when the U.S. dollar generally rises against a foreign currency, returns for a U.S. investor on foreign securities denominated in that foreign currency may decrease. By contrast, in a period when the U.S. dollar generally declines, those returns may increase.

      Other aspects of international investing to consider include:

      -less publicly available information than is generally available about U.S. issuers;

      -differences in accounting, auditing and financial reporting standards;

      -generally higher commission rates on foreign portfolio transactions and longer settlement periods;

      -smaller trading volumes and generally lower liquidity of foreign stock markets, which may cause greater price volatility; and

      -investment income on certain foreign securities may be subject to foreign withholding taxes, which may reduce dividend or interest income or capital gains payable to shareholders.

      There is also the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; political instability; potential restrictions on the flow of international capital; and the possibility that the Fund may experience difficulties in pursuing legal remedies and collecting judgments.

      ADRs are subject to some of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR.

      Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain are presently members of the European Economic and Monetary Union (the "EMU"). The EMU has established a common
European currency for EMU countries which is known as the "euro." Each participating country has adopted the euro as its currency effective January 1, 1999. The old national currencies are sub-currencies of the euro until July 1, 2002, at which time the old currencies will disappear entirely. Other European countries may adopt the euro in the future.

      The introduction of the euro presents some uncertainties and possible risks, including whether the payment and operational systems of banks and other financial institutions will have been ready by January 1, 1999; whether exchange rates for existing currencies and the euro will have been adequately established; and whether suitable clearing and settlement systems for the euro will have been in operation. These and other factors may cause market disruptions after January 1, 1999 and could adversely affect the value of securities held by the Fund.

      RULE 144A SECURITIES. The Fund may not purchase securities that are not readily marketable. However, the Fund may purchase certain securities that are not registered for sale to the general public but that can be resold to institutional investors ("Rule 144A Securities"), if a liquid institutional trading market exists. The Fund's board of directors has delegated to INVESCO the authority to determine the liquidity of Rule 144A Securities pursuant to guidelines approved by the board. In the event that a Rule 144A Security held by the Fund is subsequently determined to be illiquid, the security will be sold as soon as that can be done in an orderly fashion consistent with the best interests of the Fund's shareholders. For more information concerning Rule 144A Securities, see "Investment Policies And Restrictions" in the Statement of Additional Information.

      REPURCHASE AGREEMENTS. The Fund may invest money, for as short a time as overnight, using repurchase agreements ("repos"). With a repo, the Fund buys a debt instrument, agreeing simultaneously to sell it back to the prior owner at an agreed-upon price and date. The Fund could incur costs or delays in seeking to sell the security, if the prior owner defaults on its repurchase obligation. To reduce that risk, the securities that are the subject of the repurchase agreement will be maintained with the Fund's custodian in an amount at least equal to the repurchase price under the agreement (including accrued interest). These agreements are entered into only with member banks of the Federal Reserve System, registered broker-dealers, and registered U.S. government securities dealers that are deemed creditworthy under standards established by the Fund's board of directors.


      SECURITIES LENDING. The Fund may seek to earn additional income by lending securities on a fully collateralized basis. For further information on this policy, see "Investment Policies And Restrictions" in the Statement of Additional Information.


      FUTURES AND OPTIONS. A futures contract is an agreement to buy or sell a specific amount of a financial instrument or commodity at a particular price on a particular date. The Fund will use futures contracts only to hedge against price changes in the value of its current or intended investments in securities. In the event that an anticipated decrease in the value of portfolio securities occurs as a result of a general decrease in prices, the adverse effects of such changes may be offset, at least in part, by gains on the sale of futures contracts. Conversely, the increased cost of portfolio securities to be acquired, caused by a general increase in prices, may be offset, at least in part, by gains on futures contracts purchased by the Fund. Brokerage fees are paid to trade futures contracts, and the Fund is required to maintain margin deposits.

      Put and call options on futures contracts or securities may be traded by the Fund in order to protect against declines in the value of portfolio securities or against increases in the cost of securities to be acquired. The purchaser of an option purchases the right to effect a transaction in the underlying future or security at a specified price (the "strike price") before a specified date (the "expiration date"). In exchange for the right, the purchaser pays a "premium" to the seller, which represents the price of the right to buy or to sell the underlying instrument. In exchange for the premium, the seller of the option becomes obligated to effect a transaction in the underlying future or security, at the strike price, at any time prior to the expiration date, should the buyer choose to exercise the option. A call option contract grants the purchaser the right to buy the underlying future or security, at the strike price, before the expiration date. A put option contract grants the purchaser the right to sell the underlying future or security, at the strike price, before the expiration date. Purchases of options on futures contracts may present less dollar risk in hedging the Fund's portfolio than the purchase and sale of the underlying futures contracts, since the potential loss is limited to the amount of the premium plus related transaction costs. The premium paid for such a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying futures contract or security changes sufficiently, the option may expire without value to the Fund.

      Although the Fund will enter into futures contracts and options on futures contracts and securities solely for hedging or other nonspeculative purposes, their use does involve certain risks. For example, a lack of correlation between the value of an instrument underlying an option or futures contract and the assets being hedged, or unexpected adverse price movements, could render a Fund's hedging strategy unsuccessful and could result in losses. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. Transactions in futures contracts and options are subject to other risks as well, which are set forth in greater detail in the Statement of Additional Information and Appendix B therein.

      INVESTMENT RESTRICTIONS. Certain restrictions, which are identified in the Statement of Additional Information, may not be altered without the approval of the Fund's shareholders. For example, the Fund limits to 5% the portion of its total assets that may be invested in any one issuer (other than cash items and U.S. government securities). In addition, the Fund limits to 25% the portion of its total assets that may be invested in any one industry (other than U.S. government securities). Other fundamental restrictions prohibit the Fund from lending more than 33-1/3% of its total assets to other parties and from borrowing money, except that the Fund may borrow amounts up to 33-1/3% of its total assets for temporary or emergency purposes.

      For a further discussion of risks associated with an investment in the Fund, see "Investment Policies and Restrictions" and "Investment Practices" in the Statement of Additional Information.

THE FUND AND ITS MANAGEMENT
---------------------------


      The Company is a no-load mutual fund, registered with the Securities and Exchange Commission as an open-end, diversified, management investment company. It was incorporated on April 2, 1993, under the laws of Maryland.


      The Company's board of directors has responsibility for overall supervision of the Fund and reviews the services provided by the investment adviser. Under an agreement with the Company, INVESCO, 7800 E. Union Avenue, Denver, Colorado 80237, serves as the Fund's investment adviser; it is primarily responsible for providing the Fund with portfolio management and various administrative services.

      INVESCO and IDI are indirect wholly-owned subsidiaries of AMVESCAP PLC. AMVESCAP PLC is a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997, and to AMVESCAP PLC on May 8, 1997, as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group Inc., that created one of the largest independent investment management businesses in the world. AMVESCAP PLC had approximately $275 billion in assets under management as of December 31, 1998. INVESCO was established in 1932 and, as of April 30, 1999, managed 14 mutual funds, consisting of 51 separate portfolios, with combined assets of approximately $21.2 billion on behalf of over 900,000 shareholders.


      Prior to February 3, 1998, Institutional Trust Company doing business as INVESCO Trust Company ("ITC") provided sub-advisory services to the Fund; termination of its sub-advisory services in no way changed the basis upon which investment advice is provided to the Fund, the cost of those services to the Fund or the persons actually performing the investment advisory and other services previously provided by ITC. INVESCO provides such day-to-day portfolio management services as the investment adviser to the Fund.


      The following individuals are primarily responsible for the day-to-day management of the Fund's portfolio holdings:


      Trent E. May, a Chartered Financial Analyst, has been the lead portfolio manager of the Fund since October 1997 (co-portfolio manager since
1996). Mr. May is also the lead portfolio manager of INVESCO VIF-Growth Fund and co-manages INVESCO Small Company Growth Fund and INVESCO VIF-Small Company Growth Fund. Mr. May is also a vice president of INVESCO Funds Group, Inc. Mr. May began his investment career in 1991 and was most recently senior equity fund manager/equity analyst with Munder Capital Management in Detroit. Mr. May received an M.B.A. from Rollins College and a B.S. in Engineering from the Florida Institute of Technology.


      Douglas J. McEldowney, a Chartered Financial Analyst and Certified Public Accountant, has been co-portfolio manager of the Fund since April
1999. Mr. McEldowney is also co-portfolio manager of INVESCO VIF-Blue Chip Growth Fund. Mr. McEldowney is also a vice president of INVESCO Funds Group, Inc. Mr. McEldowney was previously senior vice president and portfolio manager with Bank of America Investment Management, Inc. (1994 to 1999), investment officer and portfolio manager with SunTrust Banks, Inc. (1992 to 1994), vice president of mergers and acquisitions with CNL Group, Inc. (1991 to 1992) and financial consultant with Merrill Lynch & Company, Inc. (1984 to
1990). Mr. McEldowney received a BBA in Finance from the University of Kentucky and an MBA in Finance from the Crummer Graduate School at Rollins College.

    Trent May and Douglas McEldowney are two members of the INVESCO Growth Team which is led by Timothy J. Miller.

      INVESCO permits investment and other personnel to purchase and sell securities for their own accounts, subject to a compliance policy governing personal investing. This policy requires INVESCO's personnel to conduct their personal investment activities in a manner that INVESCO believes is not detrimental to the Fund or INVESCO's other advisory clients. See the Statement of Additional Information for more detailed information.


      The Fund pays INVESCO a monthly management fee that is based upon a percentage of the Fund's average net assets determined daily. The management fee is computed at the annual rate of 0.60% on the first $350 million of the Fund's average net assets; 0.55% on the next $350 million of the Fund's average net assets; and 0.50% on the Fund's average net assets over $700 million. In addition, beginning May 13, 1999 the following additional contractual breakpoints are in effect: 0.45% on the Fund's average net assets from $2 billion; 0.40% on the Fund's average net assets from $4 billion; 0.375% on the Fund's average net assets from $6 billion; and 0.35% on the Fund's average net assets from $8 billion. For the fiscal year ended August 31, 1998, investment advisory fees paid by the Fund amounted to 0.56% of the Fund's average net assets.


      Under a Distribution Agreement, IDI provides services relating to the distribution and sale of the Fund's shares. IDI, established in 1997, is a regulated broker-dealer that acts as distributor for all retail funds advised by INVESCO. Prior to September 30, 1997, INVESCO served as the Fund's distributor.

      Under a Transfer Agency Agreement, INVESCO acts as registrar, transfer agent, and dividend disbursing agent for the Fund. The Fund pays an annual fee of $20.00 per shareholder account or, where applicable, per participant in an omnibus account. Registered broker-dealers, third party administrators of tax-qualified retirement plans and other entities, including affiliates of INVESCO, may provide equivalent services to the Fund. In these cases, INVESCO may pay, out of the fee it receives from the Fund, an annual sub-transfer agency fee or recordkeeping fee to the third party.

      Under an Administrative Services Agreement, INVESCO handles additional administrative, recordkeeping, and internal sub-accounting services for the Fund. For the fiscal year ended August 31, 1998, the Fund paid INVESCO a fee equal to 0.02% of the Fund's average net assets.

      The management and custodial services provided to the Fund by INVESCO and the Fund's custodian, and the services provided to shareholders by INVESCO and IDI, depend on the continued functioning of their computer systems. Many computer systems in use today cannot recognize the Year 2000, but will revert to 1900 or 1980 or will cease to function due to the manner in which dates were encoded and are calculated. That failure could have a negative impact on the handling of the Fund's securities trades, its share pricing and its account services. The Fund and its service providers have been actively working on necessary changes to their computer systems to deal with the Year 2000 issue and expect that their computer systems will be adapted before that date, but there can be no assurance that they will be successful. Furthermore, services may be impaired at that time as a result of the interaction of their systems with the noncomplying computer systems of others. INVESCO plans to test as many such interactions as practicable prior to December 31, 1999 and to develop contingency plans for reasonably anticipated failures.

      The Fund's expenses, which are accrued daily, are deducted from total income before dividends are paid. Total expenses of the Fund for the fiscal year ended August 31, 1998, including investment management fees (but excluding brokerage commissions, which are a cost of acquiring securities), amounted to 1.04% of the Fund's average net assets.

      INVESCO places orders for the purchase and sale of portfolio securities with brokers and dealers based upon INVESCO's evaluation of such brokers' and dealers' financial responsibility coupled with their ability to effect transactions at the best available prices. As discussed under "How To Buy Shares -- Distribution Expenses," the Fund may market its shares through intermediary brokers or dealers that have entered into dealer agreements with INVESCO or IDI, as the Fund's distributor. The Fund may place orders for portfolio transactions with qualified brokers and dealers that recommend the Fund, or sell shares of the Fund, to clients, or act as agent in the purchase of Fund shares for clients, if INVESCO believes that the quality of the execution of the transaction and level of commission are comparable to those available from other qualified brokerage firms. For further information, see "Investment Practices -- Placement of Portfolio Brokerage" in the Statement of Additional Information.

FUND PRICE AND PERFORMANCE
--------------------------

      DETERMINING PRICE. The value of your investment in the Fund may vary daily. The price per share is also known as the Net Asset Value ("NAV"). INVESCO prices the Fund every day that the New York Stock Exchange is open, as of the close of regular trading (generally, 4:00 p.m., New York time). NAV is calculated by adding together the current market value of all of the Fund's assets, including accrued interest and dividends; subtracting liabilities, including accrued expenses; and dividing that dollar amount by the total number of shares outstanding.

      PERFORMANCE DATA. To keep shareholders and potential investors informed, we will occasionally advertise the Fund's total return for one-, five-, and ten-year periods (or since inception). Total return figures show the average annual rate of return on a $1,000 investment in the Fund, assuming reinvestment of all dividends and other distributions for the periods cited. Cumulative total return shows the actual rate of return on an investment over the periods cited; average annual total return represents the average annual percentage change in the value of an investment. Both cumulative and average annual total returns tend to "smooth out" fluctuations in the Fund's investment results, because they do not show the interim variations in performance over the periods cited. More information about the Fund's recent and historical performance is contained in the Fund's Annual Report to Shareholders. You can get a free copy by calling or writing to IDI using the phone number or address on the back cover of this Prospectus.

      When we quote mutual fund rankings published by Lipper Analytical Services, Inc., we may compare the Fund to others in its category of Growth Funds, as well as the broad-based Lipper general fund groupings. These rankings allow you to compare the Fund to its peers. Other independent financial media also produce performance- or service-related comparisons, which you may see in our promotional materials. For more information see "Fund Performance" in the Statement of Additional Information.

      Performance figures are based on historical investment results and are not intended to suggest future performance.

HOW TO BUY SHARES
-----------------

      The following chart shows several convenient ways to invest in the Fund. Your new Fund shares will be priced at the NAV next determined after your order is received in proper form. There is no charge to invest, exchange, or redeem shares when you make transactions directly through INVESCO. However, if you invest in the Fund through a securities broker, you may be charged a commission or transaction fee. INVESCO may from time to time make payments from its revenues to securities dealers and other financial institutions that provide distribution-related and/or administrative services for the Fund. For all new accounts, please send a completed application form. Please specify which fund's shares you wish to purchase.

      INVESCO reserves the right to increase, reduce or waive the minimum investment requirements in its sole discretion, where it determines this action is in the best interests of the Fund. INVESCO reserves the right in its sole discretion to reject any order for the purchase of Fund shares (including purchases by exchange) when, in its judgment, such rejection is in the Fund's best interests.

                              HOW TO BUY SHARES
================================================================================
METHOD                      INVESTMENT MINIMUM        PLEASE REMEMBER
--------------------------------------------------------------------------------
BY CHECK
Mail to:                    $1,000 for regular        If your check does not
INVESCO Funds Group, Inc.   account;                  clear, you will be
P.O. Box 173706             $250 for an IRA;          responsible for any
Denver, CO 80217-3706.      $50 minimum for each      related loss the Fund
Or you may send your        subsequent investment.    or INVESCO incurs. If
check by overnight                                    you are already a
courier to: 7800 E. Union                             shareholder in the
Ave.,                                                 INVESCO funds, the Fund
Denver, CO 80237.                                     may seek reimbursement
                                                      from your existing
                                                      account(s) for any loss
                                                      incurred.

--------------------------------------------------------------------------------
BY TELEPHONE OR WIRE
Call 1-800-525-8085 to
request your purchase.      $1,000.                   Payment must be
Then send your check by                               received within 3
overnight courier to our                              business days, or the
street address:                                       transaction may be
7800 E. Union Ave.,                                   canceled. If a
Denver, CO 80237.                                     telephone purchase is
Or you may transmit your                              canceled due to
payment by bank wire                                  nonpayment, you will be
(call INVESCO for                                     responsible for any
instructions).                                        related loss the Fund
                                                      or INVESCO incurs.  If you
                                                      are already a  shareholder
                                                      in the INVESCO funds,  the
                                                      Fund        may       seek
                                                      reimbursement   from  your
                                                      existing   account(s)  for
                                                      any loss incurred.
================================================================================

================================================================================
WITH EASIVEST OR DIRECT
PAYROLL PURCHASE
You may enroll on the
fund application, or call   $50 per month for         Like all regular
us for the correct form     EasiVest; $50 per pay     investment plans,
and more details.           period for Direct         neither EasiVest nor
Investing the same amount   Payroll Purchase. You     Direct Payroll Purchase
on a monthly basis allows   may start or stop your    ensures a profit or
you to buy more shares      regular investment plan   protects against loss
when prices are low and     at any time, with two     in a falling market.
fewer shares when prices    weeks' notice to          Because you'll invest
are high. This              INVESCO.                  continually, regardless
"dollar-cost averaging"                               of varying price
may help offset market                                levels, consider your
fluctuations. Over a                                  financial ability to
period of time, your                                  keep buying through low
average cost per share                                price levels. And
may be less than the                                  remember that you will
actual average price per                              lose money if you
share.                                                redeem your shares when
                                                      the market value of all
                                                      your shares is less
                                                      than their cost.
--------------------------------------------------------------------------------
BY PAL(R)
Your "Personal Account      $1,000; $250 for an IRA.  Be sure to write down
Line" is available for                                the confirmation number
subsequent purchases and                              provided by PAL.
exchanges 24-hours a day.                             Payment must be
Simply call                                           received within 3
1-800-424-8085.                                       business days, or the
                                                      transaction     may     be
                                                      canceled.  If a  telephone
                                                      purchase is  canceled  due
                                                      to nonpayment, you will be
                                                      responsible     for    any
                                                      related  loss  the Fund or
                                                      INVESCO incurs. If you are
                                                      already a  shareholder  in
                                                      the  INVESCO  funds,   the
                                                      Fund        may       seek
                                                      reimbursement   from  your
                                                      existing   account(s)  for
                                                      any loss incurred.
================================================================================

================================================================================
BY EXCHANGE
Between this and another    $1,000 to open a new      See "Exchange Policy"
of the INVESCO funds.       account; $50 for          below.
Call 1-800-525-8085 for     written requests to
prospectuses of other       purchase additional
INVESCO funds. You may      shares for an existing
also establish an           account. (The exchange
automatic monthly           minimum is $250 for
exchange service between    purchases requested by
two INVESCO funds; call     telephone.)
INVESCO for further
details and the correct
form.
================================================================================

      EXCHANGE POLICY. You may exchange your shares in this Fund for those in another INVESCO fund, on the basis of their respective net asset values at the time of the exchange. Before making any exchange, be sure to review the prospectuses of the funds involved and consider their differences.

      Please note these policies regarding exchanges of fund shares:

      1.    The fund accounts must be identically registered.

      2. You may make four exchanges out of each fund during each calendar year.

      3. An exchange is the redemption of shares from one fund followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, your account is tax-deferred).

      4. In order to prevent abuse of this policy to the disadvantage of other shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange option of any shareholder who requests more than four exchanges in a year, or at any time the Fund determines the actions of the shareholder are detrimental to Fund performance and to other shareholders. The Fund will determine whether to do so based on a consideration of both the number of exchanges any particular shareholder, or group of shareholders, has requested and the time period over which those exchange requests have been made, together with the level of expense to the Fund which will result from effecting additional exchange requests. The Fund is intended to be a long-term investment vehicle and is not designed to provide investors the means of speculation on short-term market movements.

      5. Notice of all modifications or terminations that would affect all Fund shareholders will be given at least 60 days prior to the effective date of the change in policy, except in unusual circumstances (such as when redemptions of the exchanged shares are suspended under Section 22(e) of the Investment Company Act of 1940, or when sales of the fund into which you are exchanging are temporarily suspended).

      DISTRIBUTION EXPENSES. The Fund is authorized under a Plan and Agreement of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan") to use its assets to finance certain activities relating to the distribution of its shares to investors. Under the Plan, monthly payments may be made by the Fund to IDI to permit IDI, at its discretion, to engage in certain activities and provide certain services approved by the board of directors of the Fund in connection with the distribution of the Fund's shares to investors. These activities and services may include the payment of compensation (including incentive compensation and/or continuing compensation based on the amount of customer assets maintained in the Fund) to securities dealers and other financial institutions and organizations, which may include INVESCO- and IDI-affiliated companies, to obtain various distribution-related and/or administrative services for the Fund. Such services may include, among other things, processing new shareholder account applications, preparing and transmitting electronically to the Fund's transfer agent computer-processable tapes of all transactions by customers, and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.

      In  addition,   other   permissible   activities   and  services   include
advertising, preparation, printing and distribution of sales literature, printing and distribution of prospectuses to prospective investors and such other services and promotional activities for the Fund as may from time to time be agreed upon by the Fund and its board of directors, including public relations efforts and marketing programs to communicate with investors and prospective investors. These services and activities may be conducted by the staff of INVESCO, IDI or their affiliates or by third parties.

      Under the Plan, the Company's payments to IDI are limited to an amount computed at an annual rate of 0.25% of the Fund's average net assets. IDI is not entitled to payment for overhead expenses under the Plan, but may be paid for all or a portion of the compensation paid for salaries and other employee benefits for the personnel of INVESCO or IDI whose primary responsibilities involve marketing shares of the INVESCO funds, including the Fund. Payment amounts by the Fund under the Plan, for any month, may be made to compensate IDI for permissible activities engaged in and services provided by IDI during the rolling 12-month period in which that month falls. Therefore, any obligations incurred by IDI in excess of the limitations described above will not be paid by the Fund under the Plan, and will be borne by IDI. In addition, IDI and its affiliates may from time to time make additional payments from their revenues to securities dealers, financial advisers and financial institutions that provide distribution-related and/or administrative services for the Fund. No further payments will be made by the Fund under the Plan in the event of the Plan's termination. Payments made by the Fund may not be used to finance directly the distribution of shares of any other mutual fund advised by INVESCO and distributed by IDI. However, payments received by IDI which are not used to finance the distribution of shares of the Fund become part of IDI's revenues and may be used by IDI for activities that promote the distribution of any of the mutual funds advised by INVESCO. Subject to review by the Fund's directors, payments made by the Fund under the Plan for compensation of marketing personnel, as noted above, are based on an allocation formula designed to ensure that all such payments are appropriate. IDI will bear any distribution and service related expenses in excess of the amounts which are compensated pursuant to the Plan. The Plan also authorizes any financing of distribution which may result from IDI's use of its own resources, provided that such fees are legitimate and not excessive. For more information see "How Shares Can Be Purchased -- Distribution Plan" in the Statement of Additional Information.

FUND SERVICES
-------------

      SHAREHOLDER ACCOUNTS. INVESCO will maintain a share account that reflects your current holdings. Share certificates will be issued only upon specific request. You will have greater flexibility to conduct transactions if you do not request certificates.

      TRANSACTION CONFIRMATIONS. You will receive detailed confirmations of individual purchases, exchanges, and redemptions. If you choose certain recurring transaction plans (for instance, EasiVest), your transactions will be confirmed on your quarterly Investment Summary.

      INVESTMENT SUMMARIES. Each calendar quarter, shareholders receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of their INVESCO funds.

      REINVESTMENT  OF  DISTRIBUTIONS.  Dividends  and other  distributions  are automatically re-invested in additional Fund shares at the NAV on the ex-dividend or ex-distribution date, unless you choose to have dividends and/or other distributions automatically reinvested in another INVESCO fund or paid by check (minimum of $10.00).

      TELEPHONE TRANSACTIONS. All shareholders may exchange and redeem Fund shares by telephone, unless they expressly decline these privileges. By signing the new account Application, a Telephone Transaction Authorization Form, or otherwise using these privileges, the investor has agreed that, if the Fund has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, it will not be liable for following telephone instructions that it believes to be genuine. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions.

      RETIREMENT PLANS AND IRAS. Fund shares may be purchased for IRAs and many types of tax-deferred retirement plans. INVESCO can supply you with information and forms to establish or transfer your existing plan or account.

HOW TO SELL SHARES
------------------

      The following chart shows several convenient ways to redeem your Fund shares. Shares of the Fund may be redeemed at any time at their current NAV next determined after a request in proper form is received at the Fund's office. The NAV at the time of the redemption may be more or less than the price you paid to purchase your shares, depending primarily upon the Fund's investment performance.

      Please specify from which fund you wish to redeem shares. Shareholders have a separate account for each fund in which they invest.

                              HOW TO SELL SHARES
================================================================================
METHOD                      MINIMUM REDEMPTION        PLEASE REMEMBER
================================================================================
BY TELEPHONE
Call us toll-free at        $250 (or, if less, full   These telephone
1-800-525-8085.             liquidation of the        redemption privileges
                            account) for a            may be modified or
                            redemption check;         terminated in the
                            $1,000 for a wire to      future at INVESCO's
                            bank of record. The       discretion.
                            maximum amount which
                            may be redeemed by
                            telephone is generally
                            $25,000.
--------------------------------------------------------------------------------

IN WRITING
Mail your request to        Any amount. The           If the shares to be
INVESCO Funds Group,        redemption request must   redeemed are
Inc., P.O. Box 173706       be signed by all          represented by stock
Denver, CO 80217-3706.      registered account        certificates, the
You may also send your      owners. Payment will be   certificates must be
request by overnight        mailed to your address    sent to INVESCO.
courier to 7800 E. Union    of record or to a
Ave., Denver, CO 80237.     pre-designated bank.
--------------------------------------------------------------------------------
BY EXCHANGE
Between this and another    $1,000 to open a new      See "Exchange Policy,"
of the INVESCO funds.       account; $50 for          page 22.
Call 1-800-525-8085 for     written requests to
prospectuses of other       purchase additional
INVESCO funds. You may      shares for an existing
also establish an           account. (The exchange
automatic monthly           minimum is $250 for
exchange service between    exchanges requested by
two INVESCO funds; call     telephone.)
INVESCO for further
details and the correct
form.
--------------------------------------------------------------------------------
PERIODIC WITHDRAWAL PLAN
You may call us to
request the appropriate     $100 per payment, on a    You must have at least
form and more information   monthly or quarterly      $10,000 total invested
at 1-800-525-8085.          basis. The redemption     with the INVESCO funds,
                            check may be made         with at least $5,000 of
                            payable to any party      that total invested in
                            you designate.            the fund from which
                                                      withdrawals will be
                                                      made.

--------------------------------------------------------------------------------
PAYMENT TO THIRD PARTY
Mail your request to
INVESCO Funds Group,        Any amount.               All registered account
Inc., P.O. Box 173706                                 owners must sign the
Denver, CO 80217-3706.                                request, with a
                                                      signature  guarantee  from
                                                      an   eligible    guarantor
                                                      financial     institution,
                                                      such as a commercial  bank
                                                      or recognized  national or
                                                      regional securities firm.
================================================================================

      While the Fund will attempt to process telephone redemptions promptly, there may be times -- particularly in periods of severe economic or market disruption -- when you may experience delays in redeeming shares by phone.

      Payments of redemption proceeds will be mailed within seven days following receipt of the redemption request in proper form. However, payment may be postponed under unusual circumstances -- for instance, if normal trading is not taking place on the New York Stock Exchange or during an emergency as defined by the Securities and Exchange Commission. If your shares were purchased by a check which has not yet cleared, payment will be made promptly upon clearance of the purchase check (which will take up to 15 days).

      If you participate in EasiVest, the Fund's automatic monthly investment program, and redeem all of the shares in your account, we will terminate any further EasiVest purchases unless you instruct us otherwise.

      Because of the high relative costs of handling small accounts, should the value of any shareholder's account fall below $250 as a result of shareholder action, the Fund reserves the right to involuntarily redeem all shares in such account, in which case the account would be liquidated and the proceeds forwarded to the shareholder. Prior to any such redemption, a shareholder will be notified and given 60 days to increase the value of the account to $250 or more.

TAXES, DIVIDENDS AND OTHER DISTRIBUTIONS
----------------------------------------

      TAXES. The Fund intends to distribute to shareholders substantially all of its net investment income, net capital gains and net gains from certain foreign currency transactions, if any. Distribution of substantially all net investment income to shareholders allows the Fund to maintain its tax status as a regulated investment company. The Fund does not expect to pay any federal income or excise taxes because of its distribution policies and tax status as a regulated investment company.

      Shareholders must include all dividends and other distributions as taxable income for federal, state and local income tax purposes unless they are exempt from income taxes. Dividends and other distributions are taxable whether they are received in cash or automatically re-invested in shares of the Fund or another fund in the INVESCO group.

      Net realized capital gains of the Fund are classified as short-term and long-term gains depending upon how long the Fund held the security that gave rise to the gains. Short-term capital gains are included in income from dividends and interest as ordinary income and are taxed at the taxpayer's marginal tax rate. During 1997, the Taxpayer Relief Act established a new maximum capital gain tax rate of 20%. Depending on the holding period of the asset giving rise to the gain, a capital gain was taxable at a maximum rate of either 20% or 28%. Beginning January 1, 1998, all long-term gains realized on the sale of securities held more than 12 months will be taxable at a maximum rate of 20%. In addition, legislation signed in October of 1998 provides that all capital gain distributions from a mutual fund paid to shareholders during 1998 will be taxed at a maximum rate of 20%. Accordingly, ALL capital gain distributions paid in 1998 will be taxable at a maximum rate of 20%. Note that the rate of capital gains tax is dependent on the shareholder's marginal tax rate and may be lower than the above rates. At the end of each year, information regarding the tax status of dividends and other distributions is provided to shareholders. Shareholders should consult their tax advisers as to the effect of distributions by the Fund.

      Shareholders may realize capital gains or losses when they sell their Fund shares at more or less than the price originally paid. Capital gains on shares held for more than one year will be long-term capital gains, in which event they will be subject to federal income tax at the rates indicated above.

      The Fund may be subject to withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld may be treated as an expense of the Fund.

      Individuals and certain other non-corporate shareholders may be subject to backup withholding of 31% on dividends, capital gains and other distributions and redemption proceeds. You can avoid backup withholding on your Fund account by ensuring that we have a correct, certified tax identification number unless you are subject to backup withholding for other reasons.

      We encourage you to consult a tax adviser with respect to these matters. For further information see "Dividends, Other Distributions And Taxes" in the Statement of Additional Information.

      DIVIDENDS AND OTHER DISTRIBUTIONS. The Fund earns ordinary or net investment income in the form of dividends and interest on its investments. Dividends paid by the Fund will be based solely on the income earned by it. The Fund's policy is to distribute substantially all of this income, less expenses, to shareholders on a quarterly basis, at the discretion of the Fund's board of directors. Dividends are automatically reinvested in additional shares of the Fund at the net asset value on the payable date unless otherwise requested.

      In addition, the Fund realizes capital gains and losses when it sells securities or derivatives for more or less than it paid. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gains, if any, together with gains realized on certain foreign currency transactions, if any, are distributed to shareholders at least annually, usually in December. Capital gain distributions are automatically reinvested in shares of the Fund at the net asset value on the payable date unless otherwise requested.

      Dividends and other distributions are paid to holders of shares on the record date of the distribution, regardless of how long the Fund shares have been held by the shareholder. The Fund's share price will then drop by the amount of the distribution on the ex-dividend or ex-distribution date. If a shareholder purchases shares immediately prior to the distribution, the shareholder will, in effect, have "bought" the distribution by paying the full purchase price, a portion of which is then returned in the form of a taxable distribution.

ADDITIONAL INFORMATION
----------------------

      VOTING RIGHTS. All shares of the Fund have equal voting rights based on one vote for each share owned and a corresponding fractional vote for each fractional share owned. The Company is not generally required and does not expect to hold regular annual meetings of shareholders. However, when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Fund or as may be required by applicable law or the Company's Articles of Incorporation, the board of directors will call special meetings of shareholders. Directors may be removed by action of the holders of a majority of the outstanding shares of the Fund. The Fund will assist shareholders in communicating with other shareholders as required by the Investment Company Act of 1940.

      MASTER/FEEDER OPTION. As a matter of fundamental policy, the Fund may, in the future, seek to achieve the Fund's investment objective by investing all of the Fund's assets in another investment company having substantially the same fundamental investment objective, policies and limitations. It is expected that any such investment company would be managed by INVESCO in substantially the same manner as the Fund. If permitted by applicable law, any such investment may be made in the sole discretion of the Fund's board of directors without a vote of the Fund's shareholders. However, shareholders will be given at least 30 days prior notice of any such investment. Such an investment would be made only if the board of directors determines it to be in the best interests of the Fund and its shareholders based on potential cost savings, operational efficiencies or other factors. No assurance can be given that costs would be materially reduced if this option were implemented.

                                    INVESCO Blue Chip Growth Fund

                                    A  no-load   mutual  fund  seeking   capital
                                    appreciation and current income.

                                    PROSPECTUS


                                    July 14, 1999


We're easy to stay in touch with:

Investor services: 1-800-525-8085
PAL(R), your Personal Account Line: 1-800-424-8085
On the World Wide Web: www.invesco.com

In Denver, visit one of our convenient Investor Centers:

Cherry Creek
155-B Fillmore Street;
Denver Tech Center
7800 East Union Avenue
Lobby Level

INVESCO Distributors, Inc.,_
Distributor
Post Office Box 173706
Denver, Colorado  80217-3706


In addition,  all  documents  You should know what
filed by the Company with the INVESCO  knows.TM
Securities and Exchange
Commission can be located on       INVESCO Funds
a web site maintained by the
Commission at
http://www.sec.gov.

PROSPECTUS

July 14, 1999


                       INVESCO SMALL COMPANY GROWTH FUND

        INVESCO SMALL COMPANY GROWTH FUND (the "Fund") seeks long-term capital growth. Most of its investments are in equity securities of emerging growth companies with market capitalizations of $1 billion or less at the time of initial purchase ("small-cap companies"), but the Fund has the flexibility to invest in other types of securities.


        The Fund is a series of INVESCO Stock Funds, Inc. (formerly, INVESCO Equity Funds, Inc., formerly, INVESCO Capital Appreciation Funds, Inc.) (the "Company"), a diversified, managed no-load mutual fund, consisting of seven portfolios of investments. Additional funds may be offered in the future.

        This Prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference. A Statement of Additional Information containing further information about the Fund, dated July 14, 1999, has been filed with the Securities and Exchange Commission, and is incorporated by reference into this Prospectus. To request a free copy, write to INVESCO Distributors, Inc., P.O. Box 173706, Denver, Colorado 80217-3706; call 1-800-525-8085; or visit our web site at http://www.invesco.com.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER FINANCIAL INSTITUTION. THE SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                                      TABLE OF CONTENTS

                                                                            Page


ESSENTIAL INFORMATION.........................................................1

ANNUAL FUND EXPENSES..........................................................2

FINANCIAL HIGHLIGHTS..........................................................4

INVESTMENT OBJECTIVE AND STRATEGY.............................................6

INVESTMENT POLICIES AND RISKS.................................................7

THE FUND AND ITS MANAGEMENT..................................................10

FUND PRICE AND PERFORMANCE...................................................13

HOW TO BUY SHARES............................................................13

FUND SERVICES................................................................18

HOW TO SELL SHARES...........................................................18

TAXES, DIVIDENDS AND OTHER DISTRIBUTIONS.....................................20

ADDITIONAL INFORMATION.......................................................22

ESSENTIAL INFORMATION
---------------------

INVESTMENT GOAL AND STRATEGY. The Fund seeks long-term capital growth. It invests primarily in equity securities of small-capitalization U.S. companies traded "over-the-counter." There is no guarantee that the Fund will meet its objective. See "Investment Objective And Strategy" and "Investment Policies And Risks."

DESIGNED FOR: Investors seeking capital growth over the long- term. While not intended as a complete investment program, the Fund may be a valuable element of your investment portfolio. You also may wish to consider the Fund as part of a Uniform Gift/Transfer To Minors Act Account or systematic investing strategy. The Fund may be a suitable investment for many types of retirement programs, including various Individual Retirement Accounts ("IRAs"), 401(k), Profit Sharing, Money Purchase Pension, and 403(b) plans.

TIME HORIZON. Potential shareholders should consider this a long-term investment due to the volatility of the securities held by the Fund.

RISKS. The Fund uses an investment strategy that at times may include holdings in foreign securities and rapid portfolio turnover. The returns on foreign investments may be influenced by currency fluctuations and other risks of investing overseas. Rapid portfolio turnover may result in higher brokerage commissions and the acceleration of taxable capital gains. Investors should consider whether these policies make the Fund unsuitable for that portion of their savings dedicated to current income or preservation of capital over the short-term. See "Investment Objective and Strategy" and "Investment Policies and Risks."

ORGANIZATION AND MANAGEMENT. The Fund is a series of the Company. The Fund is owned by its shareholders. It employs INVESCO Funds Group, Inc. ("INVESCO"), founded in 1932, to serve as investment adviser, administrator and transfer agent. INVESCO Distributors, Inc. ("IDI"), founded in 1997 as a wholly-owned subsidiary of INVESCO, is the Fund's distributor.

        The Fund is managed by the following three members of INVESCO's Growth Team, which is headed by Timothy J. Miller: Stacie Cowell, C.F.A., Timothy J. Miller, C.F.A. and Trent E. May, C.F.A. All have been co-managers of the Fund since February 1997, and Stacie Cowell has been lead portfolio manager since June 1998. See "The Fund And Its Management."


        INVESCO and IDI are subsidiaries of AMVESCAP PLC, an international investment management company that managed approximately $275 billion in assets as of December 31, 1998. AMVESCAP PLC is based in London with money managers located in Europe, North America and the Far East.


THIS FUND OFFERS ALL OF THE FOLLOWING SERVICES AT NO CHARGE:
------------------------------------------------------------
Telephone purchases
Telephone exchanges
Telephone redemptions
Automatic reinvestment of distributions

Regular investment plans, such as EasiVest (the Fund's automatic monthly investment program), Direct Payroll Purchase, and Automatic Monthly Exchange Periodic withdrawal plans

See "How To Buy Shares" and "How To Sell Shares."

MINIMUM INITIAL INVESTMENT: $1,000, which is waived for regular investment plans, including EasiVest and Direct Payroll Purchase, and certain retirement plans.

MINIMUM SUBSEQUENT INVESTMENT: $50 (Minimums are lower for certain retirement plans.)


ANNUAL FUND EXPENSES
--------------------

        The Fund is no-load; there are no fees to purchase, exchange or redeem shares. The Fund is authorized to pay a Rule 12b-1 distribution fee of one quarter of one percent of the Fund's average net assets each year. (See "How To Buy Shares -- Distribution Expenses.")

        Like any company, the Fund has operating expenses -- such as portfolio management, accounting, shareholder servicing, maintenance of shareholder accounts, and other expenses. These expenses are paid from the Fund's assets. Lower expenses therefore benefit investors by increasing the Fund's total return.

        We calculate annual operating expenses as a percentage of the Fund's average annual net assets. To keep expenses competitive, INVESCO voluntarily reimburses the Fund for amounts in excess of 1.50% of the Fund's average net assets (excluding expense offset arrangements described below).

ANNUAL FUND OPERATING EXPENSES
------------------------------
(as a percentage of average net assets)


Management Fee                                               0.75%
12b-1 Fees                                                   0.25%

Other Expenses(1)                                            0.59%
Total Fund Operating Expenses(1)                             1.59%


(1) It should be noted that the Fund's actual total operating expenses were lower than the figures shown, because the Fund's custodian and transfer agent fees were reduced under expense offset arrangements. However, as a result of an SEC requirement, the figures shown above do not reflect these reductions. In comparing expenses for different years, please note that the Ratios of Expenses to Average Net Assets shown under "Financial Highlights" do reflect any reductions for periods prior to the fiscal year ended May 31, 1996. See "The Fund And Its Management."

EXAMPLE
-------


        A shareholder would pay the following expenses on a $10,000 investment for the periods shown, assuming a hypothetical 5% annual return and redemption at the end of each time period. (Of course, actual operating expenses are paid from the Fund's assets, and are deducted from the amount of income available for distribution to shareholders; they are not charged directly to shareholder accounts.)

               1 YEAR        3 YEARS        5 YEARS       10 YEARS
               ------        -------        -------       --------
               $162          $502           $866          $1,889


        The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE, AND ACTUAL ANNUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For more information on the Fund's expenses, see "The Fund And Its Management" and "How To Buy Shares -- Distribution Expenses."

        Because the Fund pays a distribution fee, investors who own Fund shares for a long period of time may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.

FINANCIAL HIGHLIGHTS
--------------------
(For a Fund Share Outstanding Throughout Each Period)


        The following information for each of the five years ended May 31, 1999 has been audited by PricewaterhouseCoopers LLP, independent accountants. This information should be read in conjunction with the audited financial statements and the independent accountant's report appearing in the Fund's 1999 Annual Report to Shareholders, which are incorporated by reference into the Statement of Additional Information. The Annual Report is available without charge by contacting IDI at the address or telephone number on the back cover of this prospectus. The Annual Report also contains more information about the Fund's performance.





                                                                                                                       Period Ended
                                                                           Year Ended May 31                                 May 31

-----------------------------------------------------------------------------------------------------------------------------------
                                   1999           1998         1997       1996       1995           1994           1993        1992^

PER SHARE DATA                        $11.90       $12.82    $14.38      $9.37     $11.40          $9.89          $7.55       $7.50
Net Asset Value  Beginning
  of Period
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS
Net Investment Income (Loss)(a)        0.00        (0.06)    (0.07)     (0.06)       0.04          (0.01)         (0.04)      (0.02)
Net Gains or (Losses) On
  Securities (Both Realized
  and Unrealized                       1.35          2.56    (0.96)       5.25       0.46           1.53           2.38        0.07
-----------------------------------------------------------------------------------------------------------------------------------
Total From Investment
  Operations                           1.35          2.50    (1.03)       5.19       0.50           1.52           2.34        0.05
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends From Net
  Investment Income                    0.00          0.00      0.00       0.00       0.04           0.00           0.00        0.00
Distributions From Capital
  Gains                                1.17          3.42      0.53       0.18       2.49           0.01           0.00        0.00
--------------------------------------------- -------------------------------------------------------------------------------------
Total Distributions                    1.17          3.42      0.53       0.18       2.53           0.01           0.00        0.00
-----------------------------------------------------------------------------------------------------------------------------------




                                       4


Net Asset Value - End of              $12.08     $11.90      $12.82     $14.38      $9.37         $11.40          $9.89       $7.55
  Period
===================================================================================================================================
TOTAL Return                          12.91%*     22.65%     (7.08%)     55.78%      4.98%         15.34%         30.95%      0.68%*

RATIOS
Net Assets - End of Period
  ($000 omitted)                    $318,109   $272,619    $294,259   $370,029   $153,727       $176,510       $103,029     $25,579
Ratio of Expenses to
  Average   Net Assets#                1.51%@    1.48%@      1.52%@     1.48%@      1.49%          1.37%          1.54%      1.93%~
Ratio of Net Investment                                                                                                    (0.95%)~
  Income (Loss) to Average
  Net Assets#                       (0.58%)@    (0.42%)     (0.55%)    (0.78%)      0.41%        (0.26%)        (0.70%)
Portfolio Turnover Rate               203%        158%        216%       221%       228%           196%           153%         50%*



(a) Net investment income (loss) for the year ended May 31, 1999 aggregated less than $0.01 on a per share basis.


^    From December 27, 1991, commencement of investment  operations,  to May 31,
     1992.

* Based on operations for the period shown and, accordingly, are not representative of a full year.


# Various expenses of the Fund were voluntarily absorbed by INVESCO for the years ended May 31, 1997 and 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.54% and 1.52%, respectively, and ratio of net investment income
     (loss)  to  average  net  assets   would  have  been   (0.57%)  and  0.38%,
     respectively.


@ Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements.

~   Annualized

INVESTMENT OBJECTIVE AND STRATEGY
---------------------------------

        The Fund seeks long-term capital growth. This investment objective is fundamental and may not be changed without the approval of the Fund's shareholders. Normally, the Fund seeks to achieve this objective through the investment of 65% or more of its assets in equity securities of companies with market capitalizations of $1 billion or less at the time we purchase them ("small-cap companies"). The balance of the Fund's assets may be invested in the equity securities of companies with market capitalizations in excess of $1 billion, debt securities and short-term investments. With respect to small-cap companies, we are primarily looking for companies in the developing stages of their life cycle, which are currently undervalued in the marketplace, have earnings which may be expected to grow faster than the U.S. economy in general, and/or offer the potential for accelerated earnings growth due to rapid growth of sales, new products, management changes, or structural changes in the economy. There is no assurance that the Fund's investment objective will be met.

        The majority of the Fund's holdings consists of common stocks traded "over-the-counter." The Fund also has the flexibility to invest in other U.S. and foreign securities.

        The Fund's investments in debt securities include U.S. government and corporate debt securities. Investments in U.S. government securities may consist of securities issued or guaranteed by the U.S. government and any agency or instrumentality of the U.S. government. In some cases, these securities are direct obligations of the U.S. government, such as U.S. Treasury bills, notes and bonds. In other cases, these securities are obligations guaranteed by the U.S. government, consisting of Government National Mortgage Association (GNMA) obligations, or obligations of U.S. government authorities, agencies or instrumentalities, such as Fannie Mae (formerly, the Federal National Mortgage Association), the Federal Home Loan Banks, the Federal Financing Bank and the Federal Farm Credit Bank, which are supported only by the assets of the issuer. The Fund may invest in both investment grade and lower-rated corporate debt securities. However, the Fund will not invest more than 5% of its total assets (measured at the time of purchase) in corporate debt securities that are rated below BBB by Standard & Poor's Ratings Group, Inc., a division of The McGraw-Hill Companies, Inc. ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's") or, if unrated, are judged by INVESCO to be equivalent in quality to debt securities having such ratings. In no event will the Fund invest in a debt security rated below CCC by S&P or Caa by Moody's. The risks of investing in debt securities are discussed below under "Risk Factors." For a description of each corporate bond rating category, please refer to Appendix A to the Statement of Additional Information.

        The short-term investments of the Fund may consist of U.S. government and agency securities, domestic bank certificates of deposit and bankers' acceptances, and commercial paper rated A-1 by S&P or P-1 by Moody's, as well as repurchase agreements with banks, registered broker-dealers and registered government securities dealers with respect to the foregoing securities. The Fund's assets invested in U.S. government securities and short-term investments will be used to meet current cash requirements, such as to satisfy requests to redeem shares of the Fund and to preserve investment flexibility. A commercial paper rating of A-1 by S&P or P-1 by Moody's is the highest rating category assigned by such rating organizations and indicates that the issuer has a very strong capacity to make timely payments of principal and interest on its commercial paper obligations. All bank certificates of deposit and bankers' acceptances at the time of purchase by the Fund must be issued by domestic banks
(i) which are members of the Federal Reserve System having total assets in excess of $5 billion, (ii) which have received at least a B ranking from Thomson Bank Watch Credit Rating Service or International Bank Credit Analysis, and
(iii) which either directly or through parent holding companies have securities outstanding which have been rated Aaa, Aa or P-1 by Moody's or AAA, AA or A-1 by S&P.

        The Fund's investment portfolio is actively traded. Because our strategy highlights many short-term factors -- current information about a company, investor interest, price movements of the company's securities and general market and monetary conditions -- securities may be bought and sold relatively frequently. The Fund's portfolio turnover rate may be higher than many other mutual funds, sometimes exceeding 200%; this turnover also may result in greater brokerage commissions and acceleration of capital gains which are taxable when distributed to shareholders. The Statement of Additional Information includes an expanded discussion of the Fund's portfolio turnover rate, its brokerage practices and certain federal income tax matters.

        When we believe market or economic conditions are unfavorable, the Fund may assume a defensive position by temporarily investing up to 100% of its assets in high-quality money market instruments, such as short-term U.S.
government obligations, commercial paper or repurchase agreements, seeking to protect its assets until conditions stabilize.

INVESTMENT POLICIES AND RISKS
-----------------------------

        Investors generally should expect to see the price per share of the Fund vary with movements in the stock market, changes in economic conditions and other factors. The Fund invests in many different securities and industries; this diversification may help reduce the Fund's overall exposure to particular investment and market risks, but cannot eliminate these risks.

YEAR 2000 COMPUTER ISSUE. Due to the fact that many computer systems in use today cannot recognize the Year 2000, but will, unless corrected, revert to 1900 or 1980 or cease to function at that time, the markets for securities in which the Fund invests may be detrimentally affected by computer failure affecting portfolio investments or trading of securities beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production issues for individual companies and overall economic uncertainties. Earnings of individual issuers may be affected by remediation costs, which may be substantial. The Fund's investments may be adversely affected.

SMALL-CAP STOCKS. The small-cap companies represented in the Fund's investment portfolio (particularly those trading "over-the-counter") may be in the early stages of development; have limited product lines, markets or financial resources; and/or lack management depth. These factors may lead to more intense competitive pressures on, greater volatility in earnings of, and relative illiquidity or erratic price movements for the securities of these companies, compared to larger-cap companies.

DEBT SECURITIES. The Fund's investments in debt securities generally are subject to both credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. Market risk relates to the fact that the market values of the debt securities generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of outstanding debt securities, whereas a decline in interest rates will tend to increase their values. Although INVESCO limits the Fund's investments in debt securities to securities it believes are not highly speculative, both kinds of risk are increased by investing in debt securities rated BBB or lower by S&P, Baa or lower by Moody's or, if unrated, securities determined by INVESCO to be of equivalent quality.

FOREIGN SECURITIES. Up to 25% of the Fund's total assets, measured at the time of purchase, may be invested directly in foreign equity and corporate debt securities. Securities of Canadian issuers and American Depository Receipts ("ADRs") are not subject to this 25% limitation. ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets.

        For U.S. investors, the returns on foreign securities are influenced not only by the returns on the foreign investments themselves, but also by currency fluctuations. That is, when the U.S. dollar generally rises against a foreign currency, returns for a U.S. investor on foreign securities denominated in that foreign currency may decrease. By contrast, in a period when the U.S. dollar generally declines, those returns may increase.

        Other aspects of international investing to consider include:

        -less publicly available information than is generally available about U.S. issuers;

        -differences in accounting, auditing and financial reporting standards;

        -generally higher commission rates on foreign portfolio transactions and longer settlement periods;

        -smaller trading volumes and generally lower liquidity of foreign stock markets, which may cause greater price volatility; and

        -investment income on certain foreign securities may be subject to foreign withholding taxes, which may reduce dividend income or capital gains payable to shareholders.

        There is also the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; political instability; potential restrictions on the flow of international capital; and the possibility the Fund may experience difficulties in pursuing legal remedies and collecting judgments.

        ADRs are subject to some of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR.

        Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain are presently members of the European Economic and Monetary Union (the "EMU"). EMU intends to establish a common European currency for EMU countries which will be known as the "euro." Each participating country presently plans to adopt the euro as its currency on January 1, 1999. The old national currencies will be sub-currencies of the euro until July 1, 2002, at which time the old currencies will disappear entirely. Other European countries may adopt the euro in the future.

        The planned introduction of the euro presents some uncertainties and possible risks, including whether the payment and operational systems of banks and other financial institutions will be ready by January 1, 1999; whether exchange rates for existing currencies and the euro will be adequately established; and whether suitable clearing and settlement systems for the euro will be in operation. These and other factors may cause market disruptions before or after January 1, 1999 and could adversely affect the value of securities held by the Fund.

ILLIQUID AND RULE 144A SECURITIES. The Fund may invest in illiquid securities, including securities that are subject to restrictions on resale and securities that are not readily marketable. The Fund may also invest in restricted securities that may be resold to institutional investors, known as "Rule 144A Securities." For more information concerning illiquid and Rule 144A Securities, see "Investment Policies And Restrictions" in the Statement of Additional Information.

DELAYED DELIVERY OR WHEN-ISSUED SECURITIES. Up to 10% of the value of the Fund's total assets may be committed to the purchase or sale of securities on a when-issued or delayed-delivery basis -- that is, with settlement taking place in the future. The payment obligation and the interest rate received on the securities generally are fixed at the time the Fund enters into the commitment. Between the date of purchase and the settlement date, the market value of the securities may vary, and no interest is payable to the Fund prior to settlement.

REPURCHASE AGREEMENTS. The Fund may invest money, for as short a time as overnight, using repurchase agreements ("repos"). With a repo, the Fund buys a debt instrument, agreeing simultaneously to sell it back to the prior owner at an agreed-upon price and date. The Fund could incur costs or delays in seeking to sell the security if the prior owner defaults on its repurchase obligation. To reduce that risk, the securities that are the subject of the repurchase agreement will be maintained with the Fund's custodian in an amount at least equal to the repurchase price under the agreement (including accrued interest). These agreements are entered into only with member banks of the Federal Reserve System, registered broker-dealers, and registered U.S. government securities dealers that are deemed creditworthy under standards established by the Company's board of directors.

SECURITIES LENDING. The Fund may seek to earn additional income by lending securities on a fully collateralized basis. For further information on this policy, see "Investment Policies And Restrictions" in the Statement of Additional Information.

PUT AND CALL OPTIONS. The Fund may purchase and write options on securities and indices. These practices and their risks are discussed under "Investment Policies And Restrictions" in the Statement of Additional Information.

INVESTMENT RESTRICTIONS. Certain restrictions, which are identified in the Statement of Additional Information, may not be altered without the approval of the Fund's shareholders. For example, the Fund limits to 5% the portion of its total assets that may be invested in any one issuer, and to 25% the portion of its total assets that may be invested in any one industry.

        For a further discussion of risks associated with an investment in the Fund, see "Investment Policies And Restrictions" and "Investment Practices" in the Statement of Additional Information.

THE FUND AND ITS MANAGEMENT
---------------------------


        The Company is a no-load mutual fund, registered with the Securities and Exchange Commission as a diversified, open-end, management investment company. It was incorporated on April 2, 1993, under the laws of Maryland.


        The Company's board of directors has responsibility for overall supervision of the Fund and reviews the services provided by the investment adviser. Under an agreement with the Company, INVESCO, 7800 E. Union Avenue, Denver, Colorado 80237, serves as the Fund's investment adviser; it is primarily responsible for providing the Fund with portfolio management and various administrative services.


        INVESCO and IDI are indirect, wholly-owned subsidiaries of AMVESCAP PLC. AMVESCAP PLC is a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997 and to AMVESCAP PLC on May 8, 1997, as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group Inc., that created one of the largest independent investment management businesses in the world. INVESCO continued to operate under its existing name. AMVESCAP PLC had approximately $275 billion in assets under management as of December 31, 1998. INVESCO was established in 1932 and, as of April 30, 1999, managed 14 mutual funds, consisting of 51 separate portfolios, with combined assets of approximately $21.2 billion on behalf of over 900,000 shareholders.


        Prior to February 3, 1998, Institutional Trust Company d.b.a. INVESCO Trust Company ("ITC") provided sub-advisory services to the Fund; termination of its sub-advisory services in no way changed the basis upon which investment advice is provided to the Fund, the cost of those services to the Fund or the persons actually performing the investment advisory and other services previously provided by ITC. INVESCO provides such day-to-day portfolio management services as the investment adviser to the Fund.

        The Fund is managed by INVESCO's Growth Team which is led by Timothy J. Miller. The following individuals are primarily responsible for the day-to-day management of the Fund's portfolio of securities:

        STACIE COWELL, a Chartered Financial Analyst, has been the lead portfolio manager of the Fund since June 1998 (co-portfolio manager since February 1997). Ms. Cowell is also lead portfolio manager of INVESCO VIF-Small Company Growth Fund. Ms. Cowell was previously a senior equity analyst with Founders Asset Management and capital markets and trading analyst with Chase Manhattan Bank in New York. Ms. Cowell received a B.A. in Economics from Colgate University.

        TIMOTHY J. MILLER, a Chartered Financial Analyst, has been a co-portfolio manager of the Fund since February 1997. Mr. Miller is also the lead portfolio manager of INVESCO Dynamics Fund and INVESCO VIF-Dynamics Fund and co-manages INVESCO VIF-Small Company Growth Fund, INVESCO Growth Fund and INVESCO VIF-Growth Fund. Mr. Miller is also a senior vice president of INVESCO Funds Group, Inc. Mr. Miller was previously an analyst and portfolio manager with Mississippi Valley Advisors from 1979 to 1992. Mr. Miller received an M.B.A. from the University of Missouri-St. Louis and a B.S.B.A. from St. Louis University.

        TRENT E. MAY, a Chartered Financial Analyst, has been co- portfolio manager of the Fund since February 1997. Mr. May is also the lead portfolio manager of INVESCO Growth Fund and INVESCO VIF-Growth Fund and co-manages
INVESCO VIF-Small Company Growth Fund. Mr. May is also a vice president of INVESCO Funds Group, Inc. Mr. May began his investment career in 1991 and was most recently senior equity fund manager/equity analyst with Munder Capital Management in Detroit. Mr. May received an M.B.A. from Rollins College and a B.S. in Engineering from the Florida Institute of Technology.

        INVESCO permits investment and other personnel to purchase and sell securities for their own accounts, subject to a compliance policy governing personal investing. This policy requires INVESCO's personnel to conduct their personal investment activities in a manner that INVESCO believes is not detrimental to the Fund or INVESCO's other advisory clients. See the Statement of Additional Information for more detailed information.


        The Fund pays INVESCO a monthly management fee which is based upon a percentage of the Fund's average net assets determined daily. The management fee is computed at the annual rate of 0.75% on the first $350 million of the Fund's average net assets; 0.65% on the next $350 million of the Fund's average net assets; 0.55% on the Fund's average net assets from $700 million; 0.45% on the Fund's average net assets from $2 billion; 0.40% of the Fund's average net assets from $4 billion; 0.375% of the Fund's average net assets from $6 billion, and 0.35% of the Fund's average net assets from $8 billion. For the fiscal year ended May 31, 1999, the Fund paid investment management fees equal to 0.75% of the Fund's average net assets.

        Under a Distribution Agreement, IDI provides services relating to the distribution and sale of the Fund's shares. IDI, established in 1997, is a registered broker-dealer that acts as distributor for all retail funds advised by INVESCO. Prior to September 30, 1997, INVESCO served as the Fund's distributor.

        Under a Transfer Agency Agreement, INVESCO acts as registrar, transfer agent, and dividend disbursing agent for the Fund. The Fund pays an annual fee of $20.00 per shareholder account or, where applicable, per participant in an omnibus account. Registered broker-dealers, third party administrators of tax-qualified retirement plans and other entities, including affiliates of INVESCO, may provide equivalent services to the Fund. In these cases, INVESCO may pay, out of the fee it receives from the Fund, an annual sub-transfer agency fee or recordkeeping fee to the third party.


        Under an Administrative Services Agreement, INVESCO handles additional administrative, recordkeeping and internal sub-accounting services for the Fund. For the fiscal year ended May 31, 1999, the Fund paid INVESCO a fee for these services in an amount equal to 0.021% of the Fund's average net assets.


        The management and custodial services provided to the Fund by INVESCO and the Fund's custodian, and the services provided to shareholders by INVESCO and IDI, depend on the continued functioning of their computer systems. Many computer systems in use today cannot recognize the Year 2000, but will revert to 1900 or 1980 or will cease to function due to the manner in which dates were encoded and are calculated. That failure could have a negative impact on the handling of the Fund's securities trades, its share pricing and its account services. The Fund and its service providers have been actively working on necessary changes to their computer systems to deal with the Year 2000 issue and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful. Furthermore, services may be impaired at that time as a result of the interaction of their systems with others' noncomplying computer systems. INVESCO plans to test as many such interactions as practicable prior to December 31, 1999 and to develop contingency plans for reasonably and updated failures.

        The Fund's expenses, which are accrued daily, are deducted from total income before dividends are paid. Total expenses of the Fund (prior to any expense offset arrangements) for the fiscal year ended May 31, 1998, including investment advisory fees (but excluding brokerage commissions, which are a cost of acquiring securities), amounted to 1.51% of the Fund's average net assets. If necessary, certain Fund expenses will be absorbed voluntarily by INVESCO in order to ensure that the Fund's total operating expenses (after expense offset arrangements) will not exceed 1.50% of the Fund's average net assets. This commitment may be changed following consultation with the Company's board of directors.

        INVESCO places orders for the purchase and sale of portfolio securities with brokers and dealers based upon INVESCO's evaluation of such brokers' and dealers' financial responsibility coupled with their ability to effect transactions at the best available prices. As discussed under "How To Buy Shares
- Distribution Expenses," the Fund may market its shares through intermediary brokers or dealers that have entered into Dealer Agreements with INVESCO, or IDI as the Fund's distributor. The Fund may place orders for portfolio transactions with qualified brokers and dealers that recommend the Fund, or sell shares of the Fund, to clients, or act as agent in the purchase of Fund shares for clients, if INVESCO believes that the quality of the execution of the transaction and level of commission are comparable to those available from other qualified brokerage firms. For further information, see "Investment Practices - Placement of Portfolio Brokerage" in the Statement of Additional Information.

FUND PRICE AND PERFORMANCE
--------------------------

DETERMINING PRICE. The value of your investment in the Fund may vary daily. The price per share is also known as the Net Asset Value ("NAV"). INVESCO prices the Fund every day that the New York Stock Exchange is open, as of the close of regular trading (generally, 4:00 p.m., New York time). NAV is calculated by adding together the current market value of all of the Fund's assets, including accrued interest and dividends; subtracting liabilities, including accrued expenses; and dividing that dollar amount by the total number of Fund shares outstanding.

PERFORMANCE DATA. To keep shareholders and potential investors informed, we will occasionally advertise the Fund's total return for one-, five-, and ten-year periods (or since inception). Total return figures show the average annual rate of return on a $1,000 investment in the Fund, assuming reinvestment of all dividends and capital gain distributions for the periods cited. Cumulative total return shows the actual rate of return on an investment for the periods cited; average annual total return represents the average annual percentage change in the value of an investment. Both cumulative and average annual total returns tend to "smooth out" fluctuations in the Fund's investment results, because they do not show the interim variations in performance over the periods cited. More information about the Fund's recent and historical performance is contained in the Company's Annual Report to Shareholders. You can get a free copy by calling or writing to IDI using the phone number or address on the back cover of this Prospectus.

        When we quote mutual fund rankings published by Lipper Analytical Services, Inc., we may compare the Fund to others in its category of Small Company Growth Funds, as well as the broad-based Lipper general fund groupings. These rankings allow you to compare the Fund to its peers. Other independent financial media also produce performance- or service-related comparisons, which you may see in our promotional materials. For more information see "Fund Performance" in the Statement of Additional Information.

        Performance figures are based on historical investment results and are not intended to suggest future performance.

HOW TO BUY SHARES
-----------------

        The chart on page 22 shows several convenient ways to invest in the Fund. Your new Fund shares will be priced at the NAV next determined after your order is received in proper form. There is no charge to invest, exchange, or redeem shares when you make transactions directly through INVESCO. However, if you invest in the Fund through a securities broker, you may be charged a commission or transaction fee. INVESCO may from time to time make payments from its revenues to securities dealers and other financial institutions that provide distribution-related and/or administrative services for the Company. For all new accounts, please send a completed application form. Please specify which Funds' shares you wish to purchase.

        INVESCO reserves the right to increase, reduce, or waive the minimum investment requirements in its sole discretion, where it determines this action is in the best interests of the Fund. Further, INVESCO reserves the right in its sole discretion to reject any order for the purchase of Fund shares (including purchases by exchange) when, in its judgment, such rejection is in the Fund's best interests.

EXCHANGE POLICY. You may exchange your shares in this Fund for those in another INVESCO fund on the basis of their respective net asset values at the time of the exchange. Before making any exchange, be sure to review the prospectuses of the funds involved and consider their differences.

        Please note these policies regarding exchanges of fund shares:

        1)     The fund accounts must be identically registered.

        2) You may make up to four exchanges out of each fund during each calendar year.

        3) An exchange is the redemption of shares from one fund followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, your account is tax-deferred).

        4) In order to prevent abuse of this policy to the disadvantage of other shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange option of any shareholder who requests more than four exchanges in a year, or at any time the Fund determines the actions of the shareholder are detrimental to Fund performance and shareholders. The Fund will determine whether to do so based on a consideration of both the number of exchanges any particular shareholder, or group of shareholders, has requested and the time period over which those exchange requests have been made, together with the level of expense to the Fund which will result from effecting additional exchange requests. The Fund is intended to be a long-term investment vehicle and is not designed to provide investors the means of speculation on short-term market movements. Notice of all such modifications or terminations will be given at least 60 days prior to the effective date of the change in policy, except in unusual circumstances (such as when redemptions of the exchanged shares are suspended under Section 22(e) of the Investment Company Act of 1940, or when sales of the fund into which you are exchanging are temporarily suspended).

                                HOW TO BUY SHARES

================================================================================
METHOD                      INVESTMENT MINIMUM        PLEASE REMEMBER
--------------------------------------------------------------------------------
BY CHECK
Mail to:                    $1,000 for regular        If your check does not
INVESCO Funds Group, Inc.   account;                  clear, you will be
P.O. Box 173706             $250 for an IRA;          responsible for any
Denver, CO 80217-3706.      $50 minimum for each      related loss the Fund
Or you may send your        subsequent investment.    or INVESCO incurs. If
check by overnight                                    you are already a
courier to: 7800 E. Union                             shareholder in the
Ave., Denver, CO 80237.                               INVESCO funds, the Fund
                                                      may seek reimbursement
                                                      from your existing
                                                      account(s) for any loss
                                                      incurred.
--------------------------------------------------------------------------------
BY TELEPHONE OR WIRE
Call 1-800-525-8085 to
request your purchase.      $1,000.                   Payment must be
Then send your check by                               received within 3
overnight courier to our                              business days, or the
street address:                                       transaction may be
7800 E. Union Ave.,                                   canceled. If a
Denver, CO 80237.                                     purchase is canceled
Or you may transmit your                              due to nonpayment, you
payment by bank wire                                  will be responsible for
(call INVESCO for                                     any related loss the
instructions).                                        Fund or INVESCO incurs.
                                                      If you are already a
                                                      shareholder in the
                                                      INVESCO funds, the Fund
                                                      may seek reimbursement
                                                      from your existing
                                                      account(s) for any loss
                                                      incurred.
--------------------------------------------------------------------------------
WITH EASIVEST OR DIRECT
PAYROLL PURCHASE
You may enroll on the
fund application, or call   $50 per month for         Like all regular
us for the correct form     EasiVest; $50 per pay     investment plans,
and more details.           period for Direct         neither EasiVest nor
Investing the same amount   Payroll Purchase. You     Direct Payroll Purchase
on a monthly basis allows   may start or stop your    ensures a profit or
you to buy more shares      regular investment plan   protects against loss
when prices are low and     at any time, with two     in a falling market.
fewer shares when prices    weeks' notice to          Because you'll invest
are high.  This             INVESCO.                  continually, regardless
"dollar-cost averaging"                               of varying price
may help offset market                                levels, consider your
fluctuations. Over a                                  financial ability to
period of time, your                                  keep buying through low
average cost per share                                price levels. And

--------------------------------------------------------------------------------
METHOD                      INVESTMENT MINIMUM        PLEASE REMEMBER
--------------------------------------------------------------------------------
may be less than the                                  remember that you will
actual average price per                              lose money if you
share.                                                redeem your shares when
                                                      the market value of all
                                                      your shares is less
                                                      than their cost.
--------------------------------------------------------------------------------
BY PAL (REGISTERED)
Your "Personal Account      $1,000; $250 for an IRA.  Be sure to write down
Line" is available for                                the confirmation number
subsequent purchases and                              provided by PAL.
exchanges 24 hours a day.                             Payment must be
Simply call                                           received within 3
1-800-424-8085.                                       business days, or the
                                                      transaction may be
                                                      canceled. If a
                                                      purchase is canceled
                                                      due to nonpayment, you
                                                      will be responsible for
                                                      any related loss the
                                                      Fund or INVESCO incurs.
                                                      If you are already a
                                                      shareholder in the
                                                      INVESCO funds, the Fund
                                                      may seek reimbursement
                                                      from your existing
                                                      account(s) for any loss
                                                      incurred.
--------------------------------------------------------------------------------
BY EXCHANGE
Between this and another    $1,000 to open a new      See "Exchange Policy,"
of the INVESCO funds.       account; $50 for          page 21.
Call 1-800-525-8085 for     written requests to
prospectuses of other       purchase additional
INVESCO funds. You may      shares for an existing
also establish an           account. (The exchange
Automatic Monthly           minimum is $250 for
Exchange service between    exchanges requested by
two INVESCO funds; call     telephone.)
INVESCO for further
details and the correct
form.
================================================================================

DISTRIBUTION EXPENSES. The Fund is authorized under a Plan and Agreement of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan") to use its assets to finance certain activities relating to the distribution of its shares to investors. Under the Plan, monthly payments may be made by the Fund to IDI to permit IDI, at its discretion, to engage in certain activities, and provide certain services approved by the board of directors of the Company in connection with the distribution of the Fund's shares to investors. These activities and services may include the payment of compensation (including incentive compensation and/or continuing compensation based on the amount of customer assets maintained in the Fund) to securities dealers and other financial institutions and organizations, which may include INVESCO- and

IDI-affiliated companies, to obtain various distribution-related and/or administrative services for the Fund. Such services may include, among other things, processing new shareholder account applications, preparing and transmitting electronically to the Fund's Transfer Agent computer processable tapes of all transactions by customers, and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.

        In  addition,   other   permissible   activities  and  services  include
advertising, the preparation, printing and distribution of sales literature, printing and distribution of prospectuses to prospective investors and such other services and promotional activities for the Fund as may from time to time be agreed upon by the Company and its board of directors, including public relations efforts and marketing programs to communicate with investors and prospective investors. These services and activities may be conducted by the staff of INVESCO, IDI or their affiliates or by third parties.

        Under the Plan, the Fund's payments to IDI are limited to an amount computed at an annual rate of 0.25% of the Fund's average net assets. IDI is not entitled to payment for overhead expenses under the Plan, but may be paid for all or a portion of the compensation paid for salaries and other employee benefits for the personnel of INVESCO or IDI whose primary responsibilities involve marketing shares of the INVESCO funds, including the Fund. Payment amounts by the Fund under the Plan, for any month, may be made to compensate IDI for permissible activities engaged in and services provided by IDI during the rolling 12-month period in which that month falls. Therefore, any obligations incurred by IDI in excess of the limitations described above will not be paid by the Fund under the Plan, and will be borne by IDI. In addition, IDI and its affiliates may from time to time make additional payments from their revenues to securities dealers, financial advisers and other financial institutions that provide distribution-related and/or administrative services for the Fund. No further payments will be made by the Fund under the Plan in the event of the Plan's termination. Payments made by the Fund may not be used to finance directly the distribution of shares of any other fund of the Company or other mutual fund advised by INVESCO and distributed by IDI. However, payments received by IDI which are not used to finance the distribution of shares of the Fund become part of IDI's revenues and may be used by IDI for activities that promote distribution of any of the mutual funds advised by INVESCO. Subject to review by the Company's directors, payments made by the Fund under the Plan for compensation of marketing personnel, as noted above, are based on an allocation formula designed to ensure that all such payments are appropriate. IDI will bear any distribution- and service-related expenses in excess of the amounts which are compensated pursuant to the Plan. The Plan also authorizes any financing of distribution which may result from IDI's use of its own resources, providing that such fees are legitimate and not excessive. For more information see "How Shares Can Be Purchased -- Distribution Plan" in the Statement of Additional Information.

FUND SERVICES
-------------

SHAREHOLDER ACCOUNTS. INVESCO will maintain a share account that reflects your current holdings. Share certificates will be issued only upon specific request. You will have greater flexibility to conduct transactions if you do not request certificates.

TRANSACTION CONFIRMATIONS. You will receive detailed confirmations of individual purchases, exchanges, and redemptions. If you choose certain recurring transaction plans (for instance, EasiVest), your transactions will be confirmed on your quarterly Investment Summary.

INVESTMENT SUMMARIES. Each calendar quarter, shareholders receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of their INVESCO funds.

REINVESTMENT OF DISTRIBUTIONS. Dividends and capital gain distributions are automatically reinvested in additional Fund shares at the NAV on the ex-dividend or ex-distribution date, unless you choose to have dividends and/or capital gain distributions automatically reinvested in another INVESCO fund or paid by check (minimum of $10.00).

TELEPHONE TRANSACTIONS. All shareholders may exchange and redeem Fund shares by telephone, unless they expressly decline these privileges. By signing the new account Application, a Telephone Transaction Authorization Form, or otherwise using these privileges, the investor has agreed that, if the Fund has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, it will not be liable for following telephone instructions that it believes to be genuine. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions.

RETIREMENT PLANS AND IRAS. Fund shares may be purchased for IRAs and many types of tax-deferred retirement plans. INVESCO can supply you with information and forms to establish or transfer your existing plan or account.

HOW TO SELL SHARES
------------------

        The chart on page 27 shows several convenient ways to redeem your Fund shares. Shares of the Fund may be redeemed at any time at their current NAV next determined after a request in proper form is received at the Fund's office. The NAV at the time of the redemption may be more or less than the price you paid to purchase your shares, depending primarily upon the Fund's investment performance.

        Please specify from which fund you wish to redeem shares. Shareholders have a separate account for each fund in which they invest.

        While the Fund will attempt to process telephone redemptions promptly, there may be times -- particularly in periods of severe economic or market disruption -- when you may experience delays in redeeming shares by phone.

                               HOW TO SELL SHARES
================================================================================
METHOD                      MINIMUM REDEMPTION        PLEASE REMEMBER
================================================================================
BY TELEPHONE
Call us toll-free at        $250 (or, if less, full   This option is not
1-800-525-8085.             liquidation of the        available for shares
                            account) for a            held in IRAs.
                            redemption check;
                            $1,000 for a wire to
                            bank of record. The
                            maximum amount which
                            may be redeemed by
                            telephone is generally
                            $25,000. These
                            telephone redemption
                            privileges may be
                            modified or terminated
                            in the future at
                            INVESCO's discretion.
--------------------------------------------------------------------------------
IN WRITING
Mail your request to        Any amount. The           If the shares to be
INVESCO Funds Group,        redemption request must   redeemed are
Inc., P.O. Box 173706       be signed by all          represented by stock
Denver, CO 80217-3706.      registered account        certificates, the
You may also send your      owner(s). Payment will    certificates must be
request by overnight        be mailed to your         sent to INVESCO.
courier to 7800 E. Union    address of record, or
Ave., Denver, CO 80237.     to a designated bank.
--------------------------------------------------------------------------------
BY EXCHANGE
Between this and another    $1,000 to open a new      See "Exchange Policy,"
of the INVESCO funds.       account; $50 for          page 21.
Call 1-800-525-8085 for     written requests to
prospectuses of other       purchase additional
INVESCO funds. You may      shares for an existing
also establish an           account. (The exchange
automatic monthly           minimum is $250 for
exchange service between    exchanges requested by
two INVESCO funds; call     telephone.)
INVESCO for further
details and the correct
form.
--------------------------------------------------------------------------------
PERIODIC WITHDRAWAL PLAN
You may call us to
request the appropriate     $100 per payment on a     You must have at least
form and more information   monthly or quarterly      $10,000 total invested
at 1-800-525-8085.          basis. The redemption     with the INVESCO funds,
                            check may be made         with at least $5,000 of
                            payable to any party      that total invested in
                            you designate.            the fund from which
                                                      withdrawals will be
                                                      made.
================================================================================

================================================================================
METHOD                      MINIMUM REDEMPTION        PLEASE REMEMBER
================================================================================
PAYMENT TO THIRD PARTY
Mail your request to
INVESCO Funds Group,        Any amount.               All registered account
Inc., P.O. Box 173706                                 owners must sign the
Denver, CO 80217-3706.                                request, with a
                                                      signature guarantee
                                                      from an eligible
                                                      guarantor financial
                                                      institution, such as a
                                                      commercial bank or a
                                                      recognized national or
                                                      regional securities
                                                      firm.
================================================================================

        Payments of redemption proceeds will be mailed within seven days following receipt of the redemption request in proper form. However, payment may be postponed under unusual circumstances -- for instance, if normal trading is not taking place on the New York Stock Exchange, or during an emergency as defined by the Securities and Exchange Commission. If your shares were purchased by a check which has not yet cleared, payment will be made promptly upon clearance of the purchase check (which will take up to 15 days).

        If you participate in EasiVest, the Fund's automatic monthly investment program, and redeem all of the shares in your account, we will terminate any further EasiVest purchases unless you instruct us otherwise.

        Because of the high relative costs of handling small accounts, should the value of any shareholder's account fall below $250 as a result of shareholder action, the Fund reserves the right to involuntarily redeem all shares in such account, in which case the account would be liquidated and the proceeds forwarded to the shareholder. Prior to any such redemption, a shareholder will be notified and given 60 days to increase the value of the account to $250 or more.

TAXES, DIVIDENDS AND OTHER DISTRIBUTIONS
----------------------------------------

TAXES. The Fund intends to distribute to shareholders substantially all of its net investment income, net capital gains and net gains from foreign currency transactions, if any. Distribution of all net investment income to shareholders allows the Fund to maintain its tax status as a regulated investment company. The Fund does not expect to pay any federal income or excise taxes because of its tax status as a regulated investment company.

        Shareholders must include all dividends and other distributions as taxable income for federal, state and local income tax purposes unless they are exempt from income taxes. Dividends and other distributions are taxable whether they are received in cash or automatically reinvested in shares of the Fund or another fund in the INVESCO group.

        Net realized capital gains of the Fund are classified as short-term and long-term gains depending upon how long the Fund held the security that gave rise to the gains. Short-term capital gains are included in income from dividends and interest as ordinary income and are taxed at the taxpayer's marginal tax rate. Long-term gains realized between May 7, 1997 and July 28, 1997 on the sale of securities held for more than 12 months are taxable at a maximum rate of 20%. Long-term gains realized between July 29, 1997 and December 31, 1997 on the sale of securities held for more than one year but not for more than 18 months are taxable at a maximum rate of 28%. Long-term gains realized between July 29, 1997 and December 31, 1997 on the sale of securities held for more than 18 months are taxable at a maximum rate of 20%. Beginning January 1, 1998, the IRS Restructuring and Reform Act of 1998, signed into law on July 24, 1998, lowers the holding period for long-term capital gains entitled to the 20% capital gains tax rate from 18 months to 12 months. Accordingly, all long-term gains realized after December 31, 1997 on the sale of securities held for more than 12 months will be taxable at a maximum rate of 20%. Note that the rate of capital gains tax is dependent on the shareholder's marginal tax rate and may be lower than the above rates. At the end of each year, information regarding the tax status of dividends and other distributions is provided to shareholders. Shareholders should consult their tax adviser as to the effect of distributions by the Fund.

        Shareholders may realize capital gains or losses when they sell their shares at more or less than the price originally paid. Capital gains on shares held for more than one year will be long-term capital gain, in which event they will be subject to federal income tax at the rates indicated above.

        The Fund may be subject to withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld will be treated as an expense of the Fund.

        Individuals and certain other non-corporate shareholders may be subject to backup withholding of 31% on dividends, capital gain distributions and other distributions and redemption proceeds. You can avoid backup withholding on your account by ensuring that we have a correct, certified tax identification number, unless you are subject to backup withholding for other reasons.

        We encourage you to consult a tax adviser with respect to these matters. For further information, see "Dividends, Other Distributions And Taxes" in the Statement of Additional Information.

DIVIDENDS AND OTHER DISTRIBUTIONS. The Fund earns ordinary or net investment income, in the form of interest and dividends on investments. Dividends paid by the Fund will be based solely on the net investment income earned by it. The Fund's policy is to distribute substantially all of this income, less expenses, to shareholders on an annual or semiannual basis, at the discretion of the
Company's board of directors. Dividends are automatically reinvested in additional shares of the Fund at the net asset value on the payable date unless otherwise requested.

        In addition, the Fund realizes capital gains and losses when it sells securities or derivatives for more or less than it paid. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gains, if any, together with gains realized on foreign currency transactions, if any, are distributed to shareholders at least annually, usually in December. Capital gains distributions are automatically reinvested in additional shares of the Fund at the net asset value on the payable date unless otherwise requested.

        Dividends and other distributions are paid to shareholders who hold shares on the record date of the distribution, regardless of how long the shares have been held by the shareholder. The Fund's share price will then drop by the amount of the distribution on the ex-dividend or ex-distribution date. If a shareholder purchases shares immediately prior to such date, the shareholder will, in effect, have "bought" the distribution by paying the full purchase price, a portion of which is then returned in the form of a taxable distribution.

ADDITIONAL INFORMATION
----------------------

VOTING RIGHTS. All shares of the Company have equal voting rights based on one vote for each share owned and a corresponding fractional vote for each fractional share owned. The Company is not generally required and does not expect to hold regular annual meetings of shareholders. However, when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Fund or as may be required by applicable law or the Company's Articles of Incorporation, the board of directors will call special meetings of shareholders. Directors may be removed by action of the holders of a majority of the outstanding shares of the Fund. The Company will assist shareholders in communicating with other shareholders as required by the Investment Company Act of 1940.


MASTER/FEEDER OPTION. As a matter of fundamental policy, the Company may, in the future, seek to achieve the Fund's investment objective by investing all of the Fund's assets in another investment company having substantially the same investment objectives, policies and limitations. It is expected that any such investment company would be managed by INVESCO in substantially the same manner as the Fund. If permitted by applicable law, any such investment may be made in the sole discretion of the Company's board of directors without a vote of the Fund's shareholders. However, shareholders will be given at least 30 days prior notice of any such investment. Such an investment would be made only if the board of directors determines it to be in the best interests of the Fund and its shareholders based on potential cost savings, operational efficiencies or other factors. No assurance can be given that costs would be materially reduced if these options were implemented.

                                                                      PROSPECTUS

                                                                   July 14, 1999


                                               INVESCO Small Company Growth Fund

                                               A no-load mutual fund seeking
                                               capital      growth      from
                                               small-capitalization stocks.



INVESCO FUNDS

INVESCO Distributors, Inc._
Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

1-800-525-8085
PAL(REGISTERED): 1-800-424-8085
http://www.invesco.com

In Denver, visit one of our
convenient Investor Centers:
Cherry Creek
155-B Fillmore Street
Denver Tech Center
7800 East Union Avenue
Lobby Level

In addition,  all  documents filed           You should know what INVESCO
by the Company with the  Securities          know (TRADEMARK)
and Exchange  Commission can be
located on a web site maintained by          INVESCO FUNDS
the Commission at http://www.sec.gov.

PROSPECTUS

July 14, 1999


                           INVESCO S&P 500 INDEX FUND
                           CLASS I AND CLASS II SHARES

      INVESCO S&P 500 Index Fund (the "Fund") seeks to provide both price performance and income comparable to the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500" or the "Index"), which is composed of 500 selected large capitalization stocks. In pursuing this objective, the Fund will invest in the equity securities that comprise the S&P 500 in approximately the same proportions that they are represented in the Index, and in other instruments that are based upon the value of the Index.

      The Fund offers two classes of shares. Class I shares are not subject to any distribution fee; Class II shares are subject to an annual distribution fee of 0.25% of the Fund's average daily net assets attributable to Class II shares. Both Class I and Class II shares may be subject to a redemption fee.


      The Fund is a series of INVESCO Stock Funds, Inc. (formerly, INVESCO Equity Funds, Inc., formerly INVESCO Capital Appreciation Funds, Inc.) (the "Company"), a diversified, open-end managed no-load mutual fund consisting of seven separate portfolios of investments. Separate prospectuses are available upon request from INVESCO Distributors, Inc. for the Company's other funds:
INVESCO Blue Chip Growth Fund,  INVESCO  Dynamics Fund,  INVESCO  Endeavor Fund,
INVESCO Growth & Income Fund, INVESCO Small Company Growth Fund and INVESCO Value Equity Fund. Investors may purchase shares of any or all of the funds. Additional funds may be offered by the Company in the future.

      This Prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference. A Statement of Additional Information containing further information about the Fund, dated July 14, 1999, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. To request a free copy, write to INVESCO Distributors, Inc., P.O. Box 173706, Denver, Colorado 80217-3706; call 1-800-525-8085; or visit our web site at http://www.invesco.com.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER FINANCIAL INSTITUTION. THE SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                                TABLE OF CONTENTS

                                                                            PAGE


ESSENTIAL INFORMATION.........................................................1

ANNUAL FUND EXPENSES..........................................................2

FINANCIAL HIGHLIGHTS..........................................................5

INVESTMENT OBJECTIVE AND STRATEGY.............................................7

INVESTMENT POLICIES AND RISKS.................................................8

THE FUND AND ITS MANAGEMENT..................................................12

FUND PRICE AND PERFORMANCE...................................................14

HOW TO BUY SHARES............................................................15

FUND SERVICES................................................................20

HOW TO SELL SHARES...........................................................21

TAXES, DIVIDENDS AND OTHER DISTRIBUTIONS.....................................24

ADDITIONAL INFORMATION.......................................................25

ESSENTIAL INFORMATION

INVESTMENT GOAL AND STRATEGY: The Fund seeks to provide price performance and income comparable to that of the S&P 500, an index comprised of common stocks of U.S. companies that is weighted to companies with large market capitalizations. The Fund also may invest in other instruments whose value depends upon or derives from the value of the S&P 500. There is no guarantee that the Fund will meet its objective. See "Investment Objective And Strategy" and "Investment Policies And Risks."

DESIGNED FOR: Investors primarily seeking a competitive long- term investment return through a diversified portfolio. While not a complete investment program, the Fund may be a valuable element of your investment portfolio. You also may wish to consider the Fund as part of a Uniform Gifts/Transfers To Minors Act Account or systematic investing strategy. The Fund may be a suitable investment for many types of retirement programs, including various individual retirement accounts ("IRAs"), 401(k), Profit Sharing, Money Purchase Pension, and 403(b) plans.

TIME HORIZON: Since stock prices fluctuate on a daily basis, the Fund's price per share varies daily. Stock prices may decline for extended periods. Potential shareholders should consider this a long-term investment.

RISKS: The Fund's investment strategy seeks to track the investment composition and performance of the S&P 500 by investing in the common stocks that comprise the Index in approximately the same proportions as they are represented in the S&P 500 Index or in other instruments whose value depends upon or derives from the value of the S&P 500. Accordingly, the Fund does not employ traditional methods of investment management to select the securities held in its portfolio. Since the Fund will attempt to track the Index, when the overall stock market rises or falls, the price of shares in the Fund can be expected to rise and fall at the same time. The Fund does not eliminate market risk; rather, it attempts to ensure that its returns will be comparable to those of the overall stock market. These policies make the Fund unsuitable for that portion of your savings dedicated to preservation of capital over the short term. See "Investment Objective And Strategy" and "Investment Policies And Risks."


ORGANIZATION AND MANAGEMENT: The Fund is a series of INVESCO Stock Funds, Inc. The Fund is owned by its shareholders. It employs INVESCO Funds Group,
Inc. ("INVESCO"), founded in 1932, to serve as investment adviser, administrator and transfer agent. World Asset Management ("World") serves as
sub-adviser.   Together,  INVESCO  and  World  constitute  "Fund  Management."
INVESCO Distributors, Inc. ("IDI"), founded in 1997 as a wholly-owned subsidiary of INVESCO, is the Fund's distributor.

      INVESCO and IDI are subsidiaries of AMVESCAP PLC, an international investment management company that managed approximately $275 billion in assets as of December 31, 1998. AMVESCAP PLC is based in London with money managers located in Europe, North America, South America and the Far East.

      Under an agreement with INVESCO, World serves as sub-advisor to the Fund. In that capacity, World has the primary responsibility, under the supervision of INVESCO, for providing portfolio management services to the Fund. See "The Fund And Its Management."


THIS FUND OFFERS ALL OF THE FOLLOWING SERVICES AT NO CHARGE:

CLASS I AND II SHARES
Telephone purchases
Telephone exchanges
Telephone redemptions
Automatic reinvestment of distributions

CLASS II SHARES ONLY
Regular investment plans, such as EasiVest (the Fund's automatic monthly investment program), Direct Payroll Purchase, and Automatic Monthly Exchange Periodic withdrawal plans

See "How To Buy Shares" and "How To Sell Shares."

MINIMUM INITIAL INVESTMENT: For Class I shares, the minimum initial investment is $250,000. For Class II shares, the minimum initial investment is $5,000 for individual accounts and $2,000 for IRAs which is waived for regular investment plans, including EasiVest and Direct Payroll Purchase.

MINIMUM SUBSEQUENT INVESTMENT: For Class I shares, the minimum subsequent investment is $25,000 and for Class II shares, the minimum subsequent investment is $1,000. (Minimums are lower for certain retirement plans.)

ANNUAL FUND EXPENSES

      The Fund is no-load; there are no fees to purchase, exchange or redeem shares, other than a fee to redeem or exchange shares held less than three months. See "Shareholder Transaction Expenses." The Fund is authorized to pay a Rule 12b-1 distribution fee of one quarter of one percent of the average net assets attributable to Class II shares of the Fund each year. See "How To Buy Shares - Distribution Expenses."

      Like any company, the Fund has operating expenses -- such as portfolio management, accounting, shareholder servicing, maintenance of shareholder accounts and other expenses. These expenses are paid from the Fund's assets. Lower expenses therefore benefit investors by increasing the Fund's total return.


      We calculate annual operating expenses as a percentage of the Fund's average annual net assets. To keep expenses competitive, INVESCO voluntarily reimburses the Fund for certain expenses in excess of 0.35% (0.30% prior to May 31, 1999) of average net assets relating to Class I shares and 0.60% (0.55% prior to May 13, 1999) of average net assets relating to Class II shares.

                                                     CLASS I      CLASS II
SHAREHOLDER TRANSACTION EXPENSES

Sales load "charge" on purchases                      None        None
Sales load "charge" on reinvested
   dividends                                          None        None
Redemption fees                                       1.00%*      1.00%*
Exchange fees                                         1.00%*      1.00%*

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fee                                        0.25%~      0.25%~
12b-1 Fees                                            None        0.25%~

Other Expenses (1)(2)                                 0.21%~      0.12%~
Total Fund Operating Expenses (2)                     0.46%~      0.62%~


~Annualized

*There is a 1% fee retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges, which is imposed only on redemptions or exchanges of shares held less than three months.

(1) It should be noted that the Fund's actual total operating expenses were lower than the figures shown because the Fund's custodian fees were reduced under an expense offset arrangement. However, as a result of an SEC requirement for mutual funds to state their total operating expenses without crediting any such expense offset arrangements, the figures shown above DO NOT reflect these reductions. See "The Fund And Its Management."


(2) Certain Fund expenses will be absorbed voluntarily by INVESCO in order to ensure that expenses for the Fund will not exceed 0.30% of average daily net assets relating to Class I shares and 0.55% of average daily net assets relating to Class II shares. If such voluntary expense limits were not in effect, the Fund's "Other Expenses" and "Total Fund Operating Expenses" for the period December 23, 1997 (commencement of operations) through July 31, 1998, would have been 2.26% and 2.51%, respectively, of Class I shares average net assets and 1.21% and 1.71%, respectively, of Class II shares average net assets.


EXAMPLE


      A shareholder would pay the following expenses on a $10,000 investment for the periods shown, assuming a hypothetical 5% annual return and redemption at the end of each time period. (Of course, actual operating expenses are paid from the Fund's assets, and are deducted from the amount of income available for distribution to shareholders; they are not charged directly to shareholder accounts.)

                        1 YEAR       3 YEARS       5 YEARS       10 YEARS
                        ------       -------       -------       --------

Class I                 $47          $148          $258          $579
Class II                $63          $199          $346          $774


      The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE OR EXPENSES, AND ACTUAL ANNUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For more information on the Fund's expenses, see "The Fund And Its Management" and "How To Buy Shares Distribution Expenses."

      Because the Fund pays a 12b-1 distribution fee on Class II shares, investors who own Class II shares of the Fund for a long period of time may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.

FINANCIAL HIGHLIGHTS
(For a Fund Share Outstanding Throughout Each Period)


      The following information for the period December 23, 1997 through July 31, 1998 has been audited by PricewaterhouseCoopers LLP, independent accountants; the information for the six-month period ended January 31, 1999 is unaudited. This information should be read in conjunction with the audited financial statements and the Report of Independent Accountants thereon appearing in the Fund's 1998 Annual Report to Shareholders, and the unaudited financial statements and accompanying notes thereto in the Fund's Semi-Annual Report to Shareholders for the six-month period ended January 31, 1999, which are incorporated by reference into the Statement of Additional Information. Both are available without charge by contacting IDI at the address or telephone number on the back cover of this Prospectus. The Annual Report also contains more information about the Fund's performance.

                                  Six Months     Period    Six Months     Period
                                       Ended      Ended         Ended      Ended
                                  January 31    July 31    January 31    July 31
                                ------------------------------------------------
                                        1999    1998(a)          1999    1998(a)
                                   Unaudited    Class I     Unaudited   Class II
                                     Class I                 Class II
                                ------------------------------------------------
PER SHARE DATA
--------------
Net Asset Value -  Beginning of      $ 12.01    $ 10.00       $ 12.14    $ 10.00
-------------------------------        -----      -----         -----      -----
  Period                        ------------------------------------------------
  ------

INCOME FROM INVESTMENT
----------------------
OPERATIONS
----------
Net Investment Income                   0.09       0.11          0.07       0.07
---------------------                   ----       ----          ----       ----
Net Gains on Securities (Both
-----------------------------
  Realized and Unrealized               1.80       1.98          1.82       2.14
  -----------------------               ----       ----          ----       ----
                                ------------------------------------------------

Total from Investment Operations        1.89       2.09          1.89       2.21
--------------------------------        ----       ----          ----       ----
LESS DISTRIBUTIONS
------------------                      ----       ----          ----       ----
Dividends from Net Investment Income    0.08       0.08          0.06       0.07
------------------------------------    ----       ----          ----       ----
Distributions from Capital Gains        0.05       0.00          0.05       0.00
--------------------------------        ----       ----          ----       ----
                                ------------------------------------------------

Total Distributions                     0.13       0.08          0.11       0.07
-------------------                     ----       ----          ----       ----
Net Assets Value - End of Period     $ 13.77    $ 12.01       $ 13.92    $ 12.14
--------------------------------     -------    -------       -------    -------
                                ================================================

TOTAL RETURN(b)                    15.82%(c)  20.93%(c)     15.65%(c)  22.11%(c)
---------------                    ---------  ---------     ---------  ---------

RATIOS
------
Net Assets - End of Period
--------------------------
    ($000 Omitted)                   $ 3,651    $ 3,259      $ 43,489   $ 15,065
    --------------                   -------    -------      --------   --------
Ratio of Expenses to Average
----------------------------
    Net Assets(d)(e)                 0.16%(c)   0.46%(f)     0.30%(c)   0.62%(f)
    ----------------                 --------   --------     --------   --------
Ratio of Net Investment Income
------------------------------
    to Average Net Assets(e)         0.77%(c)   1.96%(f)     0.61%(c)   1.52%(f)
    ------------------------            -----   --------     --------   --------

Portfolio Turnover Rate                 2%(c)      0(g)(c)      2%(c)   0%(g)(c)
-----------------------                 -----      -----        -----   --------

(a) From December 23, 1997, commencement of investment operations, to July 31, 1998.

(b) The applicable redemption fees are not included in the Total Return calculation.

(c) Based on operations for the period shown and, accordingly, are not representative of a full year.

(d) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, if applicable, which is before any offset arrangement.

(e) Various expenses of the Fund were voluntarily absorbed by INVESCO for the six-months ended January 31, 1999 and for the period ended July 31, 1998. If such expenses had not been voluntarily absorbed, Ratio of Expenses to Average Net Assets would have been 0.75% (not annualized), and 2.51% (annualized) for Class I, respectively, and 0.56% and 1.71% (annualized) for Class II, respectively, and Ratio of Net Investment Income (Loss) to Average Net Assets would have been 0.18% (not annualized) and (0.09%) (annualized) for Class I, respectively, and 0.35% and 0.42% (annualized) for Class II, respectively.


(f)   Annualized

(g) Portfolio Turnover Rate calculated to less than 0.10% for the period ended July 31, 1998.

INVESTMENT OBJECTIVE AND STRATEGY

      The Fund seeks to track the aggregate price and income performance of the S&P 500, an index comprised of common stocks of U.S. companies that emphasizes large-capitalization companies. This investment objective is fundamental and cannot be changed without the approval of the Fund's shareholders. The Fund seeks to achieve its objective by investing in the common stocks that comprise the Index in approximately the same proportions as they are represented in the S&P 500. The Fund also may invest in other instruments that are based upon the value of the Index, including Standard & Poor's Depository Receipts ("SPDRs"), and it may also purchase and sell futures contracts and options on the Index. There is no assurance that the Fund's investment objective will be met.

      The S&P 500 is comprised of 500 common stocks that are chosen by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") for inclusion in the Index. As of July 31, 1998, the S&P 500 represented approximately 75% of the market capitalization of publicly-traded common stocks in the United States. The Index is weighted by market value. Because of this weighting, the 144 largest companies in the S&P 500 accounted for approximately 78% of the Index at July 31, 1998. Typically, companies included in the S&P 500 are dominant firms in their industries, and approximately 91% of them trade on the New York Stock Exchange.

      The Fund is managed through the use of an "indexing" investment style, which attempts to track the investment composition of the S&P 500 through statistical methods. Therefore, the Fund does not employ typical methods of mutual fund investment management, such as selecting securities on the basis of economic, financial or market analysis. The Fund is managed without regard to potential tax ramifications.

      The Fund cannot precisely duplicate the investment composition or performance of the Index because, unlike the Fund, the Index is unmanaged and has no expenses. Moreover, the Fund must take into account sales and redemptions of Fund shares and other factors that are inapplicable to the Index itself. Although the Fund at any given time may not hold securities of all 500 companies represented in the Index, and at commencement of operations it will hold securities of a relatively small number of those companies. As assets in the Fund increase, it normally will hold securities of at least 95% of those companies. Because at any given time the Fund likely will not precisely mirror the S&P 500, the Fund would ordinarily place heavier concentration on industry sectors dominated by large corporations, such as communications or automobiles. Until the Fund's portfolio is fully invested (except for cash), the Fund will attempt to identify sectors that are underrepresented in the Fund's portfolio and purchase balancing securities until the Fund's portfolio sector weightings closely match those of the Index.

      Redemptions of large numbers of shares of the Fund could reduce the number of issuers represented in the Fund's portfolio, which could adversely affect the accuracy with which the Fund tracks the performance of the S&P 500.

      The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 to trace general stock market performance. S&P's only relationship to the Company is the licensing of certain trademarks and trade names of S&P and of the S&P 500 which is determined, composed and calculated by S&P without regard to the Company or the Fund. S&P has no obligation to take the needs of the Company or the owners of the Fund into consideration in determining, composing or calculating the S&P
500. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of Fund shares or in the determination of calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with administration, marketing or trading of the Fund.

      S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE COMPANY, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

INVESTMENT POLICIES AND RISKS

      Investors generally should expect to see the price per share of the Fund vary with movements in the securities markets, changes in economic conditions and other factors. Due to the composition of the Index, the Fund invests in many different companies in a variety of industries; this diversification reduces the Fund's overall exposure to particular investment and market risks, but cannot eliminate them.

YEAR 2000 COMPUTER ISSUE. Due to the fact that many computer systems in use today cannot recognize the Year 2000, but will, unless corrected, revert to 1900 or 1980 or cease to function at that time, the markets for securities in which the Fund invests may be detrimentally affected by computer failures affecting portfolio investments or trading of securities beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production issues for individual companies and overall economic uncertainties. Earnings of individual issuers may be affected by remediation costs, which may be substantial. The Fund's investments may be adversely affected.

LIMITED PORTFOLIO. While the S&P 500 includes the majority of large market capitalization stocks in the U.S. stock market, it excludes the stocks of most medium and smaller sized companies that comprise the remaining capitalization of the U.S. stock market. Similarly, it excludes securities of most foreign issuers. The Fund's portfolio, therefore, will exclude securities excluded from the Index. While the large capitalization stocks that comprise the S&P 500 historically have shown less price volatility than the stocks excluded from the

Index and the Fund, the excluded stocks may or may not offer better price performance and income than those included in the Index and the Fund.

      From time to time, the Fund may receive securities that are not included in the Index as a result of a corporate reorganization of a S&P 500 company. Such securities will be disposed of in due course in accordance with the Fund's investment objective. Conversely, if an issuer included in the S&P 500 has a change in rank within the Index, or is dropped from it entirely, the Fund may be required to sell some or all of the common stock of that issuer held by the Fund. Such sales may result in the Fund realizing lower prices, or losses, that might not have been incurred if the Fund were not required to effect such sales.

INDEXING. In the event of a decline in the S&P 500, the Fund and its shares will sustain a similar decline. Since the Fund's investment objective is to track the aggregate price and income performance of the Index, the Fund will not be actively managed in an attempt to reduce the risk inherent in the Index or the stock market. Due to purchases and sales of portfolio securities to meet investor purchases and redemptions, the Fund will not have a 100% correlation to the Index. At commencement of operations, the Fund expects that the composition of its portfolio will have approximately an 80% correlation to the composition of the S&P 500. Under ordinary circumstances, the Fund expects that the composition of its portfolio will have at least a 95% correlation to the composition of the S&P 500.

INVESTMENT COMPANY SECURITIES. To manage its daily cash positions, the Fund may invest in securities issued by other investment companies that invest in short-term debt securities and seek to maintain a net asset value of $1.00 per share ("money market funds"). The Fund also may invest in SPDRs and shares of other investment companies that are structured to seek a similar correlation to the performance of the S&P 500. SPDRs are traded on the American Stock Exchange. SPDR holders such as the Fund are paid a "Dividend Equivalent Amount" that corresponds to the amount of cash dividends accruing to the securities held by the SPDR Trust, net of certain fees and expenses. Therefore, the dividend yield of SPDRs may be less than that of the Index. The Investment Company Act of 1940 limits investments in securities of other investment companies, such as the SPDR Trust. These limitations include, among others, that, subject to certain exceptions, no more than 10% of the Fund's total assets may be invested in securities of other investment companies, and, with respect to 75% of the Fund's total assets, no more than 5% of its total assets may be invested in the securities of any one investment company. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

REPURCHASE AGREEMENTS. The Fund may invest money, for as short a time as overnight, using repurchase agreements ("repos"). With a repo, the Fund buys a debt instrument, agreeing simultaneously to sell it back to the prior owner at an agreed-upon price. The Fund could incur costs or delays in seeking to sell the instrument if the prior owner defaults on its repurchase obligation. To reduce that risk, securities that are the subject of the repurchase agreement will be maintained as collateral with the Fund's custodian in an amount at least equal to the repurchase price under the agreement (including accrued interest).

These agreements are entered into only with member banks of the Federal Reserve System, registered broker-dealers, and registered U.S. government securities dealers that are deemed creditworthy under standards set by the Company's board of directors.

SECURITIES LENDING. The Fund may seek to earn additional income by lending securities on a fully collateralized basis. For further information on this policy, see "Investment Policies and Restrictions" in the Statement of Additional Information.

FUTURES CONTRACTS AND OPTIONS. The Fund may enter into futures contracts for hedging or other non-speculative purposes within the meaning and intent of applicable rules of the Commodity Futures Trading Commission ("CFTC"), or for liquidity.

      For example, futures contracts may be purchased or sold to attempt to hedge against a price movement in the S&P 500 at times when the Fund is not fully invested in stocks included in the S&P 500. In such circumstances, purchasing a futures contract may reduce the potential that cash inflows to the Fund will interfere with its ability to track the Index, since futures contracts may serve as a temporary substitute for stocks until the stocks can be purchased by the Fund in a cost-effective manner. Inasmuch as futures contracts require a comparatively small initial margin deposit, the Fund may be able to be fully exposed to price movements in the S&P 500 while still keeping a cash reserve to meet potential redemptions.

      The Fund also may use options to buy or sell futures contracts with respect to the Index or securities comprising the Index. Put and call options on futures contracts or securities may be traded by the Fund in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired. Purchases of options on futures contracts may present less dollar risk in hedging the Fund's portfolio than the purchase and sale of the underlying futures contracts, since the potential loss is limited to the amount of the premium plus related transaction costs. The premium paid for such a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option; and, unless the price of the underlying futures contract changes sufficiently, the option may expire without value to the Fund. The writing of covered options does not present less risk than the trading of futures contracts and will constitute only a partial hedge, up to the amount of the premium received. Additionally, if an option is exercised, the Fund may suffer a loss on the transaction.

      The Fund also may purchase put or call options on the Index and on the Standard & Poor's 100 Composite Index (the "S&P 100") in order to have fuller exposure to price movements in the Index pending investment of purchase orders or to maintain liquidity in anticipation of potential Fund shareholder redemptions.

      The Fund may, from time to time, also sell ("write") covered call options or cash secured puts in order to attempt to increase the yield on its portfolio or to protect against declines in the value of its portfolio securities. By writing a covered call option, the Fund, in return for the premium income realized from the sale of the option, gives up the opportunity to profit from a price increase in the underlying security above the option exercise price, if the price increase occurs while the option is in effect. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect. By writing a cash secured put, the Fund, which receives the premium, has the obligation during the option period, upon assignment of an exercise notice, to buy the underlying security at a specified price. A put is secured by cash if the Fund maintains at all times cash, Treasury bills or other liquid obligations with a value equal to the option exercise price in a segregated account with its custodian.

      Although the Fund will enter into options and futures contracts solely for hedging, liquidity or other non-speculative purposes, their use does involve certain risks. For example, a lack of correlation between the value of an instrument underlying an option or futures contract and the assets being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful and could result in losses. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. Transactions in futures contracts and options are subject to other risks as well.

      The risks related to transactions in options and futures to be entered into by the Fund are set forth in greater detail in the Statement of Additional Information, which should be reviewed in conjunction with the foregoing discussion.

PORTFOLIO TURNOVER. Although the Fund seeks to invest for the long term, the Fund retains the right to sell portfolio securities regardless of the length of time they have been in the Fund's portfolio. The indexing method of portfolio management is expected to generate a portfolio turnover rate of less than 50%, which would occur if one-half of the Fund's portfolio securities were sold within one year. Ordinarily, portfolio investments are sold by the Fund only to reflect changes in the S&P 500 (for example, mergers involving companies included in the Index, or new weightings of securities within the Index) or to accommodate cash flows in and out of the Fund while attempting to maintain the similarity of the Fund's portfolio to the composition of the S&P 500.

INVESTMENT RESTRICTIONS. Certain restrictions, which are identified in the Statement of Additional Information, are fundamental and may not be altered without the approval of the Fund's shareholders. For example, with respect to 75% of the Fund's total assets, the Fund limits to 5% of its total assets the amount which may be invested in a single issuer. The Fund's ability to borrow money is limited to borrowings from banks for temporary or emergency purposes in amounts not exceeding 33-1/3% of net assets.

      For a further discussion of risks associated with an investment in the Fund, see "Investment Policies And Restrictions" and "Investment Practices" in the Statement of Additional Information.

THE FUND AND ITS MANAGEMENT


      The Company is a no-load mutual fund, registered with the Securities and Exchange Commission a diversified, open-end, management investment company. It was incorporated on April 2, 1993, under the laws of Maryland.


      The Company's board of directors has responsibility for overall supervision of the Fund and reviews the services provided by the investment adviser and investment sub-adviser. Under an agreement with the Company, INVESCO, 7800 E. Union Avenue, Denver, Colorado 80237, serves as the Fund's investment adviser; it is primarily responsible for providing the Fund with various administrative services.

      INVESCO and IDI are indirect wholly-owned subsidiaries of AMVESCAP PLC. AMVESCAP PLC is a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997 and to AMVESCAP PLC on May 8, 1997, as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group Inc., that created one of the largest independent investment management businesses in the world. INVESCO continued to operate under its existing name. AMVESCAP PLC had approximately $241 billion in assets under management as of September 30, 1998. INVESCO was established in 1932 and, as of July 31, 1998, managed 14 mutual funds, consisting of 49 separate portfolios, with combined assets of approximately $19.6 billion on behalf of 884,099 shareholders.

      World is the Fund's sub-adviser and is primarily responsible for managing the Fund's investments. Under the terms of the sub-advisory agreement, World provides the Fund with certain recordkeeping and management services in connection with the Fund, including monitoring the Index and determining which securities to purchase and sell in order to keep the Fund's portfolio in balance with the Index.

      World is a general partnership organized by Munder Capital Management ("MCM"), a general partnership formed in December 1994 which engages in investment management and advisory services. As of July 31, 1998, World's total assets under management were approximately $16.9 billion (including index mutual fund portfolios), and MCM's total assets under management were approximately $48.2 billion. The principal business address for World is 255 Brown Street Centre, 2nd Floor, Birmingham, Michigan 48009.

      The Fund's investments are selected by a team of World portfolio managers that is collectively responsible for the investment decisions relating to the Fund.

      INVESCO permits investment and other personnel to purchase and sell securities for their own accounts, subject to a compliance policy governing personal investing. This policy requires INVESCO's personnel to conduct their personal investment activities in a manner that INVESCO believes is not detrimental to the Fund or INVESCO's other advisory clients. See the Statement of Additional Information for more detailed information.

      The Fund pays INVESCO a monthly management fee which is based upon a percentage of the Fund's average net assets determined daily. The management fee is computed at the annual rate of 0.25% of the Fund's average net assets. For the period ended July 31, 1998, investment advisory fees paid by the Fund amounted to 0.25% (annualized) of the Fund's average net assets. Out of this fee, INVESCO pays to World, as sub-adviser to the Fund, an amount computed at the following annual rates: 0.07% on the first $10 million of the Fund's average net assets, 0.05% on the next $40 million of the Fund's average net assets, and 0.03% on the Fund's average net assets in excess of $50 million.
No fee is paid by the Fund to World.

      Under a Distribution Agreement, IDI provides services relating to the distribution and sale of the Fund's shares. IDI, established in 1997, is a registered broker-dealer that acts as distributor for all retail funds advised by INVESCO. Prior to September 30, 1997, INVESCO served as the Fund's distributor.

      Under a Transfer Agency Agreement, INVESCO acts as registrar, transfer agent and dividend disbursing agent for the Fund. The Fund pays an annual fee of $20.00 per shareholder account or, where applicable, per participant in an omnibus account. Registered broker-dealers, third party administrators of tax-qualified retirement plans and other entities, including affiliates of INVESCO, may provide equivalent services to the Fund. In these cases, INVESCO may pay, out of the fee it receives from the Fund, an annual sub-transfer agency or recordkeeping fee to the third party.

      Under an Administrative Services Agreement, INVESCO handles additional administrative, recordkeeping and internal sub-accounting services for the Fund. For the period December 23, 1997 (commencement of operations) through July 31, 1998, INVESCO was paid a fee equal to 0.07% of the Fund's average net assets (prior to the absorption of certain Fund expenses).

      The management and custodial services provided to the Fund by INVESCO and the Fund's custodian, and the services provided to shareholders by INVESCO and IDI, depend on the continued functioning of their computer systems. Many computer systems in use today cannot recognize the Year 2000, but will revert to 1900 or 1980 or will cease to function due to the manner in which dates were encoded and are calculated. That failure could have a negative impact on the handling of the Fund's securities trades, its share pricing and its account services. The Fund and its service providers have been actively working on necessary changes to their computer systems to deal with the Year 2000 issue and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful. Furthermore, services may be impaired at that time as a result of the interaction of their systems with the noncomplying computer systems of others. INVESCO plans to test as many such interactions as practicable prior to December 31, 1999 and to develop contingency plans for reasonably anticipated failures.


      The expenses of each class of the Fund, which are accrued daily, are deducted from total income before dividends are paid. Total expenses of the Fund for the period December 23, 1997 (commencement of operations) through July 31, 1998, including investment management fees (but excluding brokerage commissions, which are a cost of acquiring securities), amounted to 0.46% (annualized) of the

Fund's average net assets held in Class I shares and 0.62% (annualized) of the Fund's average net assets held in Class II shares. Certain Fund expenses were absorbed voluntarily by INVESCO in order to ensure that the Fund's total operating expenses did not exceed 0.30% for Class I shares and 0.55% for Class II shares prior to May 13, 1999 and 0.35% for Class I shares and 0.60% for Class II shares effective May 13, 1999. This commitment may be changed following consultation with the Company's board of directors.


      Fund Management places orders for the purchase and sale of portfolio securities with brokers and dealers based upon Fund Management's evaluation of such brokers' and dealers' financial responsibility coupled with their ability to effect transactions at the best available prices. As discussed under "How to Buy Shares - Distribution Expenses," the Fund may market its shares through intermediary brokers or dealers that have entered into Dealer Agreements with INVESCO or IDI, as the Fund's distributor. The Fund may place orders for portfolio transactions with qualified brokers and dealers that recommend the Fund, or sell shares of the Fund, to clients, or act as agent in the purchase of Fund shares for clients, if Fund Management believes that the quality of the execution of the transaction and level of commission are comparable to those available from other qualified brokerage firms. For further information, see "Investment Practices - Placement of Portfolio Brokerage" in the Statement of Additional Information.

FUND PRICE AND PERFORMANCE

DETERMINING PRICE. The value of your investment in the Fund may vary daily. The price per share of each class of the Fund is also known as the Net Asset Value ("NAV"). INVESCO prices each class of the Fund every day that the New York Stock Exchange is open, as of the close of regular trading (generally, 4:00 p.m., New York time). NAV for each class of shares is calculated separately by adding together the current market value of all of the class' assets, including accrued interest and dividends; subtracting liabilities, including accrued expenses attributable to the class; and dividing that dollar amount by the total number of shares of the class outstanding.

PERFORMANCE DATA. To keep shareholders and potential investors informed, we will occasionally advertise the Fund's total return and yield for one-, five-, and ten-year periods (or since inception). Total return figures show the rate of return on a $1,000 investment in the Fund, assuming reinvestment of all dividends and capital gain distributions for the periods cited. Cumulative total return shows the actual rate of return on an investment for the periods cited; average annual total return represents the average annual percentage change in the value of an investment. Both cumulative and average annual total returns tend to "smooth out" fluctuations in the Fund's investment results, because they do not show interim variations in performance that occur during the periods cited.

      The yield of the Fund refers to the income generated by an investment in the Fund over a 30-day or one-month period, and is computed by dividing the net investment income per share earned during the period by the net asset value per share at the end of the period, then adjusting the result to provide for semi-annual compounding. More information about the Fund's recent and historical performance is contained in the Company's Annual Report to Shareholders. You can get a free copy by calling or writing to IDI using the phone number or address on the back cover of this Prospectus.

      When we quote mutual fund rankings published by Lipper Analytical Services, Inc., we may compare the Fund to others in its category of large-cap funds and/or S&P 500 indices, as well as the broad-based Lipper general fund groupings. These rankings allow you to compare the Fund to its peers. Other independent financial media also produce performance- or service-related comparisons, which you may see in our promotional materials. For more information see "Fund Performance" in the Statement of Additional Information.

      Performance figures are based on historical investment results and are not intended to suggest future performance.

HOW TO BUY SHARES

      The Fund offers two classes of shares. Each class represents an identical interest in the investment portfolio of the Fund and has the same rights, except that each class bears its own distribution and shareholder servicing charges. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee or service fee, if applicable, payable by that class.

      In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the charges of the distribution plan applicable to the class, if any, and (iii) the eligibility requirements that apply to purchases of a particular class.

      Generally, the minimum initial investment in Class I shares is $250,000 and the minimum subsequent investment is $25,000, except that INVESCO may permit a lesser amount to be invested in the Fund under a federal income tax-deferred retirement plan (other than an IRA, or under a group investment plan qualifying as a sophisticated investor. Generally, the minimum initial investment in Class II shares is $5,000 ($2,000 for IRA accounts) and the minimum subsequent investment is $1,000.

      The chart on page 13 shows several convenient ways to invest in the Fund. Your new Fund shares will be priced at the NAV next determined after your order is received in proper form. There is no charge to invest when you do so directly through INVESCO, although in some circumstances a fee may be charged on exchanges or redemptions. However, if you invest in the Fund through a securities broker, you may be charged a commission or transaction fee. INVESCO may from time to time make payments from its revenues to securities dealers and other financial institutions that provide distribution-related and/or administrative services for the Fund. For all new accounts, please send a completed application form. Please specify which Fund and which class of shares you wish to purchase.

      INVESCO reserves the right to increase, reduce or waive the minimum investment requirements in its sole discretion, where it determines this action is in the best interests of the Fund. Further, INVESCO reserves the right in its sole discretion to reject any order for the purchase of Fund shares (including purchases by exchange) when, in its judgment, such rejection is in the Fund's best interests.

                                HOW TO BUY SHARES
===============================================================================
METHOD                      INVESTMENT MINIMUM        PLEASE REMEMBER
-------------------------------------------------------------------------------
BY CHECK
Mail to:                    CLASS I                   If your check does not
                            -------                   clear, you will be
INVESCO Funds Group, Inc.   $250,000; $25,000 for     responsible for any
P.O. Box 173706             each subsequent           related loss the Fund
Denver, CO 80217-3706.      investment.               or INVESCO incurs.  If
Or you may send your                                  you are already a
check by overnight          CLASS II                  shareholder in the
courier to: 7800 E. Union   --------                  INVESCO funds, the Fund
Ave., Denver, CO 80237      $5,000 for regular        may seek reimbursement
                            account;                  from your existing
                            $2,000 for an IRA;        account(s) for any loss
                            $1,000 minimum for each   incurred.
                            subsequent investment.
-------------------------------------------------------------------------------
BY TELEPHONE OR WIRE
Call 1-800-525-8085 to
request your purchase.      CLASS I                   Payment must be
Then send your check by     -------                   received within 3
overnight courier to our    $250,000; $25,000 for     business days, or the
street address:             each subsequent           transaction may be
7800 E. Union Ave.,         investment.               canceled. If a
Denver, CO 80237.                                     telephone purchase is
Or you may transmit your    CLASS II                  canceled due to
payment by bank wire        --------                  nonpayment, you will be
(call INVESCO for           $5,000 for regular        responsible for any
instructions).              account;                  related loss the Fund
                            $2,000 for an IRA;        or INVESCO incurs. If
                            $1,000 minimum for each   you are already a
                            subsequent investment.    shareholder in the
                                                      INVESCO funds, the Fund
                                                      may seek reimbursement
                                                      from your existing
                                                      account(s) for any loss
                                                      incurred.
-------------------------------------------------------------------------------
WITH EASIVEST OR DIRECT
PAYROLL PURCHASE
You may enroll on the fund
application, or call us     CLASS I                   Like all regular
for the correct form and    -------                   investment plans,
more details.  Investing    EasiVest and Direct       neither EasiVest nor
the same amount on a        Payroll Purchase plans    Direct Payroll Purchase
monthly basis allows you    are not available to      ensures a profit or
to buy more shares when     Class I purchasers or     protects against loss
prices are low and fewer    shareholders.             in a falling market.
shares when prices are                                Because you'll invest
                            CLASS II                  continually, regardless
                            --------

===============================================================================
METHOD                      INVESTMENT MINIMUM        PLEASE REMEMBER
-------------------------------------------------------------------------------
are high. This              $50 per month for         of varying price levels,
"dollar-cost averaging"     EasiVest; $50 per pay     consider your financial
may help offset market      period for Direct         ability to keep buying
fluctuations. Over a        Payroll Purchase. You     through low price levels.
period of time, your        may start or stop your    And remember that you
average cost per share      regular investment plan   will lose money if you
may be less than the        at any time, with two     redeem your shares when
actual average price per    weeks' notice to          the market value of all
share.                      INVESCO. You must         your shares is less
                            fulfill the minimum       than their cost.
                            initial investment
                            requirements ($5,000
                            for regular account;
                            $2,000 for an IRA)
                            before using one of
                            these options.
-------------------------------------------------------------------------------
BY PAL
Your "Personal Account      CLASS I                   Be sure to write down
Line" is available for      $25,000                   the confirmation number
subsequent purchases and                              provided by PAL.
exchanges 24 hours a day.   CLASS II                  Payment must be
Simply call                 $1,000; $250 for an IRA.  received within 3
1-800-424-8085.                                       business days, or the
                                                      transaction may be
                                                      canceled. If a telephone
                                                      purchase is canceled due
                                                      to nonpayment, you will be
                                                      responsible for any
                                                      related loss the Fund or
                                                      INVESCO incurs. If you are
                                                      already a  shareholder in
                                                      the  INVESCO funds, the
                                                      Fund may seek
                                                      reimbursement from your
                                                      existing account(s) for
                                                      any loss incurred.
-------------------------------------------------------------------------------
BY EXCHANGE
Between this and another    CLASS I                   See "Exchange Policy"
of the INVESCO funds.       -------                   below.
Call 1-800-525-8085 for     $250,000 to open a new
prospectuses of other       account; $25,000 for
INVESCO funds.  You may     written requests to
also establish an           purchase additional
automatic monthly           shares. The exchange
exchange service between    minimum is $1,000 for
two INVESCO funds; call     purchases requested by
INVESCO for further         telephone.
details and the correct
form.                       CLASS II
                            --------
                            $5,000 to open a new
                            account; $2,000 for IRAs;
                            $1,000 for written

===============================================================================
METHOD                      INVESTMENT MINIMUM        PLEASE REMEMBER
-------------------------------------------------------------------------------
                            requests to purchase
                            additional shares. The
                            exchange minimum is
                            $1,000 for purchases
                            requested by telephone.
===============================================================================

EXCHANGE POLICY. You may exchange your shares in this Fund for those in another INVESCO fund on the basis of their respective net asset values at the time of the exchange. Before making any exchange, be sure to review the prospectuses of the funds involved and consider their differences.

      Upon the exchange of shares of the Fund held less than three months (other than shares acquired through reinvestment of dividends or other distributions), a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of remaining shareholders. This fee is intended to encourage long-term investments in the Fund, to avoid transaction and other expenses caused by early redemptions, and to facilitate portfolio management. The fee is not a deferred sales charge, is not a commission paid to INVESCO, or otherwise results in a direct payment to INVESCO. The fee applies to redemptions from the Fund and exchanges into any of the other no-load mutual funds that are advised by INVESCO and distributed by IDI. The Fund will use the "first in, first out" method to determine the three-month holding period. Under this method, the date of exchange will be compared with the earliest purchase date of shares held in the account. If this method results in the redemption of shares deemed held for less than three months, the redemption fee will be assessed against such shares. INVESCO reserves the right, in the sole determination of INVESCO, to waive the redemption fee.

      Please note these policies regarding exchanges of Fund shares:

      1)    The fund accounts must be identically registered.

      2) You may make four exchanges out of each fund during each calendar year, subject to a charge of 1% of the NAV of Fund shares held for less than three months discussed above.

      3) An exchange is the redemption of shares from one fund followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, your account is tax-deferred).

      4) In order to prevent abuse of this policy to the disadvantage of other shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange option of any shareholder who requests more than four exchanges in a year, or at any time the Fund determines the actions of the shareholder are detrimental to Fund performance and shareholders. The Fund will determine whether to do so based on a consideration of both the number of exchanges any particular shareholder, or group of shareholders, has requested and the time period over which those exchange requests have been made, together with the level of expense to the Fund which will result from effecting additional exchange requests. The Fund is intended to be a long-term investment vehicle and is not designed to provide investors the means of speculation on short-term market movements.

      (5) Notice of all modifications or terminations that would affect all Fund shareholders will be given at least 60 days prior to the effective date of the change in policy, except in unusual circumstances (such as when redemptions of the exchanged shares are suspended under Section 22(e) of the Investment Company Act of 1940, or when sales of the fund into which you are exchanging are temporarily suspended).

DISTRIBUTION EXPENSES. The Fund is authorized under a Plan and Agreement of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan") to use its assets to finance certain activities relating to the distribution of its Class II shares to investors. Under the Plan, monthly payments may be made by the Fund to IDI to permit IDI, at its discretion, to engage in certain activities and provide certain services approved by the board of directors of the Company in connection with the distribution of the Fund's Class II shares to investors. These activities and services may include the payment of compensation (including incentive compensation and/or continuing compensation based on the amount of customer assets maintained in the Fund) to securities dealers and other financial institutions and organizations, which may include INVESCO- and IDI-affiliated companies, to obtain various distribution-related and/or administrative services for the Fund. Such services may include, among other things, processing new shareholder account applications, preparing and transmitting electronically to the Fund's Transfer Agent all transactions by customers, and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.

      In addition, other permissible activities and services include advertising, preparation, printing and distribution of sales literature and printing and distribution of prospectuses to prospective investors, and such other services and promotional activities for the Fund as may from time to time be agreed upon by the Company and its board of directors, including public relations efforts and marketing programs to communicate with investors and prospective investors. These services and activities may be conducted by the staff of INVESCO, IDI or their affiliates or by third parties.

      Under the Plan, the Fund's payments to IDI are limited to an amount computed at an annual rate of 0.25% of the Fund's average net assets attributable to the Fund's Class II shares. IDI is not entitled to payment for overhead expenses under the Plan, but may be paid for all or a portion of the compensation paid for salaries and other employee benefits for the personnel of INVESCO or IDI whose primary responsibilities involve marketing shares of the INVESCO funds, including the Fund. Payment amounts by the Fund under the Plan, for any month, may be made to compensate IDI for permissible activities engaged in and services provided by IDI during the rolling 12-month period in which that month falls, although this period is expanded to 24 months for obligations incurred during the first 24 months of the Fund's operations. Therefore, any obligations incurred by IDI in excess of the limitations described above will not be paid by the Fund under the Plan and will be borne by IDI. In addition, IDI and its affiliates may from time to time make additional payments from their revenues to securities dealers, financial advisers and financial institutions that provide distribution-related and/or administrative services for the Fund. No further payments will be made by the Fund under the Plan in the event of the Plan's termination. Payments made by the Fund may not be used to finance directly the distribution of shares of any other Fund of the Company or other mutual fund advised by INVESCO and distributed by IDI. However, payments received by IDI which are not used to finance the distribution of shares of the Fund become part of IDI's revenues and may be used by IDI for activities that promote distribution of any of the mutual funds advised by INVESCO. Subject to review by the Company's directors, payments made by the Fund under the Plan for compensation of marketing personnel, as noted above, are based on an allocation formula designed to ensure that all such payments are appropriate. IDI will bear any distribution- and service-related expenses in excess of the amounts which are compensated pursuant to the Plan. The Plan also authorizes any financing of distribution which may result from INVESCO's or IDI's use of fees received from the Fund for services rendered by INVESCO, providing that such fees are legitimate and not excessive. For more information see "How Shares Can Be Purchased - Distribution Plan" in the Statement of Additional Information.

      There is no distribution fee applicable to Class I shares.

FUND SERVICES

SHAREHOLDER ACCOUNTS. INVESCO will maintain a separate share account that reflects your current holdings. Share certificates will be issued only upon specific request. You will have greater flexibility to conduct transactions if you do not request certificates.

TRANSACTION CONFIRMATIONS. You will receive detailed confirmations of individual purchases, exchanges and redemptions. If you choose certain recurring transaction plans (for instance, EasiVest), your transactions will be confirmed on your quarterly Investment Summary.

INVESTMENT SUMMARIES. Each calendar quarter, shareholders receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of their INVESCO funds.

REINVESTMENT OF DISTRIBUTIONS. Dividends and capital gain distributions are automatically reinvested in additional fund shares at the NAV on the ex-dividend or ex-distribution date, unless you choose to have dividends and/or capital gain distributions automatically reinvested in another INVESCO fund or paid by check (minimum of $10.00).

TELEPHONE TRANSACTIONS. All shareholders may exchange and redeem Fund shares by telephone, unless they expressly decline these privileges. By signing the new account Application or a Telephone Transaction Authorization Form, or otherwise using these privileges, the investor has agreed that, if the Fund has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, it will not be liable for following telephone instructions that it believes to be genuine. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions.

RETIREMENT PLANS AND IRAS. Fund shares may be purchased for IRAs and many types of tax-deferred retirement plans. INVESCO can supply you with information and forms to establish or transfer your existing plan or account.

HOW TO SELL SHARES

      The following chart shows several convenient ways to redeem your Fund shares. Shares of each class of the Fund may be redeemed at any time at their current NAV next determined after a request in proper form is received at the Fund's office. The NAV at the time of the redemption may be more or less than the price you paid to purchase your shares, depending primarily upon the Fund's investment performance.

      Upon the redemption of shares held less than three months (other than shares acquired through reinvestment of dividends or other distributions), a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of remaining shareholders. This fee is intended to encourage long-term investments in the Fund, to avoid transaction and other expenses caused by early redemptions, and to facilitate portfolio management. The fee is not a deferred sales charge, is not a commission paid to INVESCO, and does not benefit INVESCO in any way. The fee applies to redemptions from the Fund and exchanges into any of the other no-load mutual funds that are advised by INVESCO and distributed by IDI. The Fund will use the "first in, first out" method to determine the three-month holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. If this holding period is less than three months, the redemption/exchange fee will be assessed on the current net asset value of the shares being redeemed. INVESCO reserves the right, in its sole discretion, to waive the redemption fee.

      Please specify from which fund and class, if any, you wish to redeem shares. Shareholders have a separate account for each fund in which they invest.


                               HOW TO SELL SHARES
===============================================================================
METHOD                      MINIMUM REDEMPTION        PLEASE REMEMBER
-------------------------------------------------------------------------------
BY TELEPHONE
Call us toll-free at        CLASS I                   This option is not
1-800-525-8085.             $1,000 (or, if less,      available for shares
                            full liquidation of the   held in IRAs.
                            account) for a
                            redemption check; no
                            minimum for a wire to
                            bank of record.

===============================================================================
METHOD                      MINIMUM REDEMPTION        PLEASE REMEMBER
-------------------------------------------------------------------------------
                            CLASS II
                            $250 (or, if less,
                            full liquidation of
                            the account) for a
                            redemption check;
                            $1,000 for a wire to
                            bank of record.  The
                            maximum amount which
                            may be redeemed by
                            telephone is generally
                            $25,000. These
                            telephone redemption
                            privileges may be
                            modified or terminated
                            in the future at the
                            discretion of INVESCO.
-------------------------------------------------------------------------------
IN WRITING
Mail your request to        Any amount. The           If the shares to be
INVESCO Funds Group,        redemption request must   redeemed are
Inc., P.O. Box 173706       be signed by all          represented by stock
Denver, CO 80217-3706.      registered account        certificates, the
You may also send your      owners. Payment will be   certificates must be
request by overnight        mailed to your address    sent to INVESCO.
courier to 7800 E. Union    of record or to a
Ave., Denver, CO 80237.     pre-designated bank.
-------------------------------------------------------------------------------
BY EXCHANGE
Between this and another    CLASS I                   See "Exchange Policy,"
of the INVESCO funds.       $250,000 to open a new    page 202.
Call 1-800-525-8085 for     account in the Fund;
prospectuses of other       $1,000 to open a new
INVESCO funds. You may      account in the other
also establish an           INVESCO funds; $25,000
automatic monthly           for written requests to
exchange service between    purchase additional
two INVESCO funds; call     shares for an existing
INVESCO for further         account.
details and the correct
form.                       CLASS II
                            --------
                            $5,000 to open a new
                            account in the Fund;
                            $1,000 to open a new
                            account in the other
                            INVESCO funds; $2,000
                            for IRAs; $1,000 for
                            written requests to
                            purchase additional
                            shares for an existing
                            account. The exchange
                            minimum is $1,000 for
                            purchases requested by
                            telephone.

===============================================================================
METHOD                      MINIMUM REDEMPTION        PLEASE REMEMBER
-------------------------------------------------------------------------------
PERIODIC WITHDRAWAL PLAN
You may call us to
request the appropriate     $100 per payment, on a    You must have at least
form and more information   monthly or quarterly      $10,000 total invested
at 1-800-525-8085.          basis. The redemption     with the INVESCO funds,
                            check may be made         with at least $5,000 of
                            payable to any party      that total invested in
                            you designate.            the fund from which
                                                      withdrawals will be
                                                      made.
-------------------------------------------------------------------------------
PAYMENT TO THIRD PARTY
Mail your request to
INVESCO Funds Group,        Any amount.               All registered account
Inc., P.O. Box 173706                                 owners must sign the
Denver, CO 80217-3706.                                request, with a
                                                      signature  guarantee  from
                                                      an   eligible    guarantor
                                                      financial     institution,
                                                      such as a commercial  bank
                                                      or recognized  national or
                                                      regional securities firm.
===============================================================================

      While the Fund will attempt to process telephone redemptions promptly, there may be times -- particularly in periods of severe economic or market disruption -- when you may experience delays in redeeming shares by phone.

      Payments of redemption proceeds will be mailed within seven days following receipt of the redemption request in proper form. However, payment may be postponed under unusual circumstances -- for instance, if normal trading is not taking place on the New York Stock Exchange or during an emergency as defined by the Securities and Exchange Commission. If your shares were purchased by a check which has not yet cleared, payment will be made promptly upon clearance of the purchase check (which will take up to 15 days).

      If you participate in EasiVest, the Fund's automatic monthly investment program, and redeem all of the shares in your account, we will terminate any further EasiVest purchases unless you instruct us otherwise.

      Because of the high relative costs of handling small accounts, should the value of any shareholder's account fall below $50,000 for Class I shares, or $5,000 for Class II shares ($2,000 for IRAs) as a result of shareholder action, the Fund reserves the right to involuntarily redeem all shares in such account, in which case the account would be liquidated and the proceeds forwarded to the shareholder. Prior to any such redemption, a shareholder will be notified and given 60 days to increase the value of the account to the above minimums.

TAXES, DIVIDENDS AND OTHER DISTRIBUTIONS

TAXES. The Fund intends to distribute to shareholders substantially all of its net investment income, net capital gains and net gains from certain foreign currency transactions, if any. Distribution of substantially all net investment income to shareholders allows the Fund to maintain its tax status as a regulated investment company. The Fund does not expect to pay any federal income or excise taxes because of its tax status as a regulated investment company.

      Shareholders must include all dividends and other distributions as taxable income for federal, state and local income tax purposes unless their accounts are exempt from income taxes. Dividends and other distributions are taxable whether they are received in cash or automatically reinvested in shares of the Fund or another fund in the INVESCO group.

      Net realized capital gains of the Fund are classified as short-term and long-term gains depending upon how long the Fund held the security that gave rise to the gains. Short-term capital gains are included in income from dividends and interest as ordinary income and are taxed at the taxpayer's marginal tax rate. During 1997, the Taxpayer Relief Act established a new maximum capital gains tax rate of 20%. Depending on the holding period of the asset giving rise to the gain, a capital gain was taxable at a maximum rate of either 20% or 28%. Beginning January 1, 1998, all long-term gains realized on the sale of securities held more than 12 months will be taxable at a maximum rate of 20%. In addition, legislation signed in October of 1998 provides that all capital gain distributions from a mutual fund paid to shareholders during 1998 will be taxed at a maximum rate of 20%. Accordingly, all capital gain distributions paid in 1998 will be taxable at a maximum rate of 20%. Note that the rate of capital gains tax is dependent on the shareholder's marginal tax rate and may be lower than the above rates. At the end of each year, information regarding the tax status of dividends and other distributions is provided to shareholders. Shareholders should consult their tax adviser as to the effect of distributions by the Fund.

      Shareholders may realize capital gains or losses when they sell their shares at more or less than the price originally paid. Capital gains on shares held for more than one year will be long-term capital gain, in which event they will be subject to federal income tax at the rates indicated above.

      The Fund may be subject to withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld may be treated as an expense of the Fund.

      Individuals and certain other non-corporate shareholders may be subject to backup withholding of 31% on dividends, capital gain distributions and other distributions and redemption proceeds. You can avoid backup withholding on your Fund account by ensuring that we have a correct, certified tax identification number, unless you are subject to backup withholding for other reasons.

      We encourage you to consult a tax adviser with respect to these matters. For further information see "Dividends, Other Distributions And Taxes" in the Statement of Additional Information.

DIVIDENDS AND OTHER DISTRIBUTIONS. The Fund earns ordinary or net investment income in the form of interest and dividends on investments. Dividends paid by the Fund will be based solely on the net investment income earned by it. The Fund's policy is to distribute substantially all of this income, less expenses, to shareholders on a quarterly basis, at the discretion of the Company's board of directors. Dividends are automatically reinvested in additional shares of the Fund at the net asset value on the payable date unless otherwise requested.

      In addition, the Fund realizes capital gains and losses when it sells securities or derivatives for more or less than it paid. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gains, if any, together with gains realized on foreign currency transactions, if any, are distributed to shareholders at least annually, usually in December. Capital gain distributions are automatically reinvested in shares of the Fund at the net asset value on the payable date unless otherwise requested.

      Dividends and other distributions are paid to shareholders who hold shares on the record date of distribution regardless how long the Fund shares have been held by the shareholder. The Fund's share price will then drop by the amount of the distribution on the ex-dividend or ex-distribution date. If a shareholder purchases shares immediately prior to the distribution, the shareholder will, in effect, have "bought" the distribution by paying the full purchase price, a portion of which is then returned in the form of a taxable distribution.

ADDITIONAL INFORMATION

VOTING RIGHTS. All shares of the Company have equal voting rights based on one vote for each share owned and a corresponding fractional vote for each fractional share owned, except that only shares of a class are entitled to vote on matters concerning only that class of shares, and holders of each class of shares have separate voting rights on matters in which the interests of the class differ from the interests of the other class, to the extent required by applicable law, regulation and regulatory interpretation. The Company is not generally required and does not expect to hold regular annual meetings of shareholders. However, when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Fund or as may be required by applicable law or the Company's Articles of Incorporation, the board of directors will call special meetings of shareholders. Directors may be removed by action of the holders of a majority of the outstanding shares of the Company. The Fund will assist shareholders in communicating with other shareholders as required by the Investment Company Act of 1940.

MASTER/FEEDER OPTION. As a matter of fundamental policy, the Company may, in the future, seek to achieve the Fund's investment objective by investing all of the Fund's assets in another investment company having substantially the same investment objectives, policies and limitations. It is expected that any such investment company would be managed by INVESCO in substantially the same manner as the Fund. If permitted by applicable law, any such investment may be made in the sole discretion of the Company's board of directors without a vote of the Fund's shareholders. However, shareholders will be given at least 30 days prior notice of any such investment. Such an investment would be made only if the board of directors determines it to be in the best interests of the Fund and its shareholders based on potential cost savings, operational efficiencies or other factors. No assurance can be given that costs would be materially reduced if the option were implemented.

                                    INVESCO STOCK FUNDS, INC.

                                    INVESCO S&P 500 Index Fund

                                    A no-load mutual fund seeking to provide price performance and income comparable to the Standard & Poor's 500 Composite
                                    Stock Index.

                                    PROSPECTUS

                                    July 14, 1999


INVESCO FUNDS

INVESCO Distributors, Inc._
Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

1-800-525-8085
PAL(R): 1-800-424-8085
http://www.invesco.com

In Denver, visit one of our convenient Investor Centers:

Cherry Creek
155-B Fillmore Street;
Denver Tech Center
7800 East Union Avenue
Lobby Level

In addition, all documents
filed by the Company with the
Securities and Exchange Commission
can be located on a web site
maintained by the Commission at
http://www.sec.gov.

PROSPECTUS

July 14, 1999


                            INVESCO Value Equity Fund

      The INVESCO Value Equity Fund (the "Fund") seeks to achieve a high total return on investment through capital appreciation and current income by investing substantially all of its assets in common stocks and, to a lesser degree, securities convertible into common stock. Such securities generally will be issued by companies that are listed on a national securities exchange and which usually pay regular dividends. This Fund's investments may consist in part of securities which may be deemed to be speculative. (See "Investment Objective And Policies.")


      The Fund is a series of INVESCO Stock Funds, Inc. (formerly, INVESCO Equity Funds, Inc., formerly INVESCO Capital Appreciation Funds, Inc.) (the "Company"), a diversified, managed no-load mutual fund consisting of seven separate portfolios of investments. This Prospectus relates to shares of the INVESCO Value Equity Fund. Separate prospectuses are available upon request from INVESCO Distributors, Inc. for the Company's other six funds. Investors may purchase shares of any or all funds. Additional funds may be offered in the future.


      This Prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference. A Statement of Additional Information containing further information about the Fund, dated July 14, 1999, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. To request a free copy, write to INVESCO Distributors, Inc., P.O. Box 173706, Denver, Colorado 80217-3706; call 1-800-525-8085; or visit our web site at http://www.invesco.com.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER FINANCIAL INSTITUTION. THE SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                                   ----------

                                TABLE OF CONTENTS

                                                                      Page

ANNUAL FUND EXPENSES...................................................1

FINANCIAL HIGHLIGHTS...................................................3

PERFORMANCE DATA.......................................................5

INVESTMENT OBJECTIVE AND POLICIES......................................5

RISK FACTORS...........................................................6

THE FUND AND ITS MANAGEMENT...........................................10

HOW SHARES CAN BE PURCHASED...........................................13

SERVICES PROVIDED BY THE FUND.........................................16

HOW TO REDEEM SHARES..................................................19

TAXES, DIVIDENDS AND OTHER DISTRIBUTIONS..............................20

ADDITIONAL INFORMATION................................................22

ANNUAL FUND EXPENSES

      The Fund is no-load; there are no fees to purchase, exchange or redeem shares. The Fund is authorized to pay a Rule 12b-1 distribution fee of up to one quarter of one percent of the Fund's average net assets each year. The 12b-1 fee is assessed against all shares, but only with respect to new sales of shares, exchanges into the Fund and reinvestments of dividends and capital gain distributions occurring on or after November 1, 1997 ("New Assets"). Lower expenses benefit Fund shareholders by increasing the Fund's total return. (See "How Shares Can Be Purchased.")


      Annualoperating expenses are calculated as a percentage of the Fund's average annual net assets. To keep expenses competitive, INVESCO Funds Group, Inc. ("INVESCO"), the Fund's investment adviser, voluntarily reimburses the Fund for certain expenses in excess of 1.30% (1.25% prior to May 13, 1999) (excluding excess amounts that have been offset by the expense offset arrangements described below), of the Fund's average net assets.


Shareholder Transaction Expenses
--------------------------------
Sales load "charge" on purchases                                       None
Sales load "charge" on reinvested dividends                            None
Redemption fees                                                        None
Exchange fees                                                          None

Annual Fund Operating Expenses
------------------------------
(as a percentage of average net assets)


Management Fee                                                        0.75%
12b-1 Fees                                                            0.25%
Other Expenses(1)                                                     0.26%
  Transfer Agency Fee(2)                               0.22%
  General Services, Administrative
    Services, Registration, Postage(1)(3)              0.04%
Total Fund Operating Expenses(1)(4)                                   1.26%






      (1) Certain Fund expenses are being voluntarily absorbed by INVESCO to ensure that the Fund's annualized total operating expenses do not exceed 1.25% of the Fund's averate net assets. Ratio reflects total expenses before any expense offset arrangements less absorbed expenses by INVESCO. In the absence of such voluntary expense limitation, the Fund's "Other Expenses" and "Total Fund Operating Expenses" would have been 0.31% and 1.31%, respectively, based on the Fund's actual expenses for the fiscal year ended August 31, 1998.


      (2) Consists of the transfer agency fee described under "Additional Information - Transfer and Dividend Disbursing Agent."

      (3) Includes, but is not limited to, fees and expenses of directors, custodian bank, legal counsel and independent accountants, securities pricing services, costs of administrative services furnished under an Administrative Services Agreement, costs of registration of Fund shares under applicable laws, and costs of printing and distributing reports to shareholders.

      (4) It should be noted that the Fund's actual total operating expenses were lower than the figures shown because the Fund's custodian fees and transfer agent fees were reduced under expense offset arrangements. However, as a result of an SEC requirement, the figures shown above DO NOT reflect these reductions. In comparing expenses for different years, please note that the Ratio of Expenses to Average Net Assets shown under "Financial Highlights" DO reflect reductions for periods prior to the fiscal year ended August 31, 1996. (See "The Fund And Its Management.")


Example

      A shareholder would pay the following expenses on a $10,000 investment for the periods shown, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                    1 Year    3 Years   5 Years   10 Years
                    ------    -------   -------   --------
                      $128      $400      $692      $1,523

      The purpose of the foregoing table and Example is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. Such expenses are paid from the Fund's assets. (See "The Fund And Its Management.") The above figures for the Fund are based on fiscal year-end information. The Fund charges no sales load, redemption fee or exchange fee. The Example should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual returns, which may be greater or less than the assumed amount.


      Because the Fund pays a Rule 12b-1 distribution fee, investors who own Fund shares for a long period of time may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.

FINANCIAL HIGHLIGHTS
(For a Fund Share Outstanding Throughout Each Period)

      The following  information for each of the five years ended August 31, 1998, the eight-month  fiscal period ended August 31,
1993,  and each of the four  years  ended  December  31,  1992,  has been  audited  by  PricewaterhouseCoopers  LLP,  independent accountants.  This information should be read in conjunction with the Report of Independent  Accountants  thereon appearing in the
Fund's 1998 Annual Report to Shareholders,  and the unaudited  financial  statements and accompanying  notes thereto in the Fund's
Semi-Annual  Report to Shareholders for the six-month period ended February 28, 1999, which are incorporated by reference into the
Statement of Additional Information. Both are available without charge by contacting INVESCO Distributors, Inc., at the address or telephone  number on the back cover of this  Prospectus.  All per share data has been  adjusted  to reflect an 80 to 1 stock split which was effected on January 2, 1991.


                                                                                    Period
                    Six Months                                                       Ended
                         Ended            Year Ended August 31                   August 31           Year Ended December 31
                       Feb. 28
---------------------------------------------------------------------------------------------------------------------------------
                          1999     1998      1997      1996      1995      1994     1993^      1992      1991      1990      1989
                     UNAUDITED
PER SHARE DATA
Net Asset Value -
  Beginning of Period   $25.68   $28.30    $22.24    $19.53    $18.12    $17.79    $16.91    $16.57    $13.88    $15.30    $13.72
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
           OPERATIONS
Net Investment Income     0.09     0.26      0.35      0.35      0.39      0.36      0.24      0.36      0.40      0.44      0.48
Net Gains (or Losses)
  on Securities
  (Both Realized
   and Unrealized)        5.43   (0.43)      6.62      3.09      2.58      1.20      0.88      0.45      4.54    (1.33)      2.42
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment
          Operations      5.52   (0.17)      6.97      3.44      2.97      1.56      1.12      0.81      4.94    (0.89)      2.90
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income      0.09     0.26      0.35      0.35      0.39      0.31      0.24      0.34      0.40      0.47      0.49
In Excess of Net
    Investment Income!    0.00     0.00      0.00      0.00      0.00      0.04      0.00      0.00      0.00      0.00      0.00

                                                                3

Distributions from
  Capital Gains           2.32     2.19      0.56      0.38      1.17      0.88      0.00      0.13      1.85      0.06      0.83
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions       2.41     2.45      0.91      0.73      1.56      1.23      0.24      0.47      2.25      0.53      1.32
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value -
  End of Period         $28.79   $25.68    $28.30    $22.24    $19.53    $18.12    $17.79    $16.91    $16.57    $13.88    $15.30
=================================================================================================================================
TOTAL RETURN           21.64%*  (1.06)%    32.04%    17.77%    17.84%     9.09%    6.65%*     4.98%    35.84%   (5.80%)    21.34%

RATIOS
Net Assets - End of
  Period
 ($000 Omitted)       $413,983 $349,984  $369,766  $200,046  $153,171  $111,850   $81,914   $78,609  $39,741  $29,825     $36,592
Ratio of Expenses
  to Average
  Net Assets#          0.62%*@   1.15%@    1.04%@    1.01%@     0.97%     1.01%    1.00%~     0.91%    0.98%    1.00%       1.00%
Ratio of Net
  Investment Income
  to Average
  Net Assets#           0.32%*    0.86%     1.35%     1.64%     2.17%     1.80%    2.07%~     2.19%    2.39%    3.00%       3.29%
Portfolio Turnover
  Rate                    15%*      48%       37%       27%       34%       53%      35%*       37%      64%      23%         30%

! Distributions in excess of net investment income for the year ended August 31, 1998, aggregated less than $0.01 on a per share basis.

^ From January 1, 1993 to August 31, 1993.

* Based on operations for the period shown and, accordingly, are not representative of a full year.

# Various  expenses of the Fund were  voluntarily  absorbed by INVESCO for the six months ended February 28, 1999 and for the year ended August 31, 1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been
0.68% (not  annualized) and 1.19%,  respectively,  and ratio of net investment  income to average net assets would have been 0.26%
(not annualized) and 0.82%, respectively.

@ Ratio is based on Total Expenses of the Fund, less expenses absorbed by Investment Adviser,  if applicable,  which is before any expense offset arrangements.

~ Annualized


PERFORMANCE DATA

      From time to time, the Fund advertises its total return performance. These figures are based upon historical investment results and are not intended to indicate future performance. Total return is computed by calculating the percentage change in value of an investment, assuming reinvestment of all income dividends and capital gain distributions, to the end of a specified period. Cumulative total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Any given report of total return performance should not be considered as representative of future performance. The Fund charges no sales load, redemption fee or exchange fee which would affect total return computations.


      In conjunction with performance reports and/or analyses of shareholder service for the Fund, comparative data between the Fund's performance for a given period and the performance of recognized bond indices and indices of investment results for the same period and/or assessments of the quality of shareholder service may be provided to shareholders. Such indices include indices provided by Dow Jones & Company, Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), Lipper Analytical Services, Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times Stock Exchange, the New York Stock Exchange, the Nikkei Stock Average and the Deutcher Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger's Personal Finance, Morningstar and similar sources which utilize information compiled (i) internally; (ii) by Lipper Analytical Services, Inc.; or (iii) by other recognized analytical services, may be used in advertising. The Lipper Analytical Services, Inc. mutual fund rankings and comparisons, which may be used by the Fund in performance reports, will be drawn from the "Growth and Income Funds" Lipper mutual fund groupings, in addition to the broad-based Lipper general fund grouping.


INVESTMENT OBJECTIVE AND POLICIES


      The investment objective of the Fund is to seek a high total return on investment through capital appreciation and current income. Funds having an investment objective of seeking a high total return may be limited in their ability to obtain their objective by the limitations on the types of securities in which they may invest. No assurance can be given that the Fund will be able to achieve its investment objective.

      Substantially all of the Fund's assets will be invested in common stocks and, to a lesser extent, securities convertible into common stocks (collectively, "equity securities"). Such securities generally will be issued by companies which are listed on a national securities exchange, such as the New York Stock Exchange, and which usually pay regular dividends, although the Fund also may invest in securities traded on regional stock exchanges or on the over-the-counter market. During normal market conditions, at least 65% of the Fund's investments will consist of equity securities. The Fund has not established any minimum investment standards such as an issuer's asset level, earnings history, type of industry, dividend payment history, etc. with respect to its investments in common stocks, although in selecting common stocks for the Fund, the investment adviser and sub-adviser (collectively, "Fund Management") generally apply an investment discipline which seeks to achieve a yield higher than the overall equity market. Therefore, because smaller companies may be subject to more significant losses as well as have the potential for more substantial growth than larger, more established companies, investors in the Fund should consider that the Fund's investments may consist in part of securities which may be deemed to be speculative. When market or economic conditions indicate, in the judgment of Fund Management, that a defensive investment stance should be assumed, all or part of the assets of the Fund may be invested temporarily in other securities consisting of high quality (rated AA or above by S&P or Aa by Moody's Investors Service, Inc.) corporate preferred stocks, bonds, debentures or other evidences of indebtedness, and in obligations issued or guaranteed by the United States or any instrumentality thereof, or held in cash.

      The investment objective of the Fund and its investment policies, where indicated, are fundamental policies and thus may not be changed without prior approval by the holders of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940 (the "1940 Act"). In addition, the Fund is subject to certain investment restrictions which are identified in the Statement of Additional Information and which also may not be altered without approval of the Fund's shareholders. One of those restrictions limits the Fund's borrowing of money to borrowings from banks for temporary or emergency purposes (but not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of the Fund's total assets.


RISK FACTORS


      Investors should consider the special factors associated with the policies discussed below in determining the appropriateness of an investment in the INVESCO Value Equity Fund. The Fund's policies regarding investments in foreign securities and foreign currencies are not fundamental and may be changed by vote of the Company's board of directors.


Year 2000 Computer Issue. Due to the fact that many computer systems in use today cannot recognize the Year 2000, but will, unless corrected, revert to 1900 or 1980 or cease to function at that time, the markets for securities in which the Fund invests may be detrimentally affected by computer failures affecting portfolio investments or trading of securities beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production issues for individual companies and overall economic uncertainties. Earnings of individual issuers may be affected by remediation costs, which may be substantial. The Fund's investments may be adversely affected.

Foreign Securities. The Fund may invest up to 25% of its total assets in foreign equity or debt securities. Investments in securities of foreign companies and in foreign markets involve certain additional risks not associated with investments in domestic companies and markets, including the risks of fluctuations in foreign currency exchange rates and of political or economic instability, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls or currency blockage. In addition, there may be less information publicly available about a foreign company than about a domestic company, and there is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the United States. Moreover, with respect to certain foreign countries, there may be a possibility of expropriation or confiscatory taxation. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States.

      Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain are presently members of the European Economic and Monetary Union (the "EMU"). The EMU has established a common
European currency for EMU countries which is known as the "euro." Each participating country has adopted the euro as its currency effective January 1, 1999. The old national currencies are sub-currencies of the euro until July 1, 2002, at which time the old currencies will disappear entirely.
Other European countries may adopt the euro in the future.

      The introduction of the euro presents some uncertainties and possible risks, including whether the payment and operational systems of banks and other financial institutions will have been ready by January 1, 1999; whether exchange rates for existing currencies and the euro will have been adequately established; and whether suitable clearing and settlement systems for the euro will have been in operation. These and other factors may cause market disruptions after January 1, 1999 and could adversely affect the value of securities held by the Fund.

      After January 1, 1999, the introduction of the euro is expected to impact European capital markets in ways that it is impossible to quantify at this time. For example, investors may begin to view EMU countries as a single market, and that may impact future investment decisions for the Fund. As the euro is implemented, there may be changes in the relative strength and value of the U.S. dollar and other major currencies, as well as possible adverse tax consequences. The euro transition by EMU countries - present and future - may impact the fiscal and monetary policies of those participating countries. There may be increased levels of price competition among business firms within EMU countries and between businesses in EMU and non-EMU countries. The outcome of these uncertainties could have unpredictable effects on trade and commerce and result in increased volatility for all financial markets.


Forward Foreign Currency Contracts. The Fund may enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities or during the time the Fund holds foreign securities. A forward contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. Although the Fund has not adopted any limitations on its ability to use forward contracts as a hedge against fluctuations in foreign exchange rates, it does not attempt to hedge all of its foreign investment positions and will enter into forward contracts only to the extent, if any, deemed appropriate by Fund Management. The Fund will not enter into a forward contract for a term of more than one year or for purposes of speculation. Investors should be aware that hedging against a decline in the value of a currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions may preclude the opportunity for gain if the value of the hedged currency should rise. No predictions can be made with respect to whether the total of such transactions will result in a better or a worse position than had the Fund not entered into any forward contracts. Forward contracts may from time to time be considered illiquid, in which case they would be subject to the Fund's limitation on investing in illiquid securities, discussed below. For additional information regarding forward contracts, see the Statement of Additional Information.

Repurchase Agreements. The Fund may engage in repurchase agreements with banks, registered broker-dealers and registered government securities dealers which are deemed creditworthy by Fund Management, under guidelines established by the board of directors. A repurchase agreement is a transaction in which the Fund purchases a security and simultaneously commits to sell the security to the seller at an agreed upon price and date (usually not more than seven days) after the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. The Fund's risk is limited to the ability of the seller to pay the agreed upon amount on the delivery date. However, in the event the seller should default, the underlying security constitutes collateral for the seller's obligations to pay. This collateral will be held by the custodian for the Fund's assets. In the event of the insolvency of a counterparty to a repurchase agreement, the Fund could experience delays and incur costs in realizing on the collateral. To the extent that the proceeds from a sale upon a default in the obligation to repurchase are less than the repurchase price, the Fund would suffer a loss. Although the Fund has not adopted any limit on the amount of its total assets that may be invested in repurchase agreements, the Fund intends that at no time will the market value of its securities subject to repurchase agreements exceed 20% of the total assets of the Fund.


Illiquid Securities. The Fund may invest from time to time in securities subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities"), securities without readily available market quotations or illiquid securities (those which cannot be sold in the ordinary course of business within seven days at approximately the valuation given to them by the Fund). However, on the date of purchase, no such investment may increase the Fund's holdings of restricted securities to more than 2% of the value of the Fund's total assets or its holdings of illiquid securities or those without readily available market quotations to more than 5% of the Fund's total assets. The Fund is not required to receive registration rights in connection with the purchase of restricted securities and, in the absence of such rights, marketability and value can be adversely affected because the Fund may be unable to dispose of such securities at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Fund might have to bear the expense and incur the delays associated with effecting registration.

Futures and Options. A futures contract is an agreement to buy or sell a specific amount of a financial instrument or commodity at a particular price on a particular date. The Fund will use futures contracts only to hedge against price changes in the value of its current or intended investments in securities. In the event that an anticipated decrease in the value of portfolio securities occurs as a result of a general decrease in prices, the adverse effects of such changes may be offset, at least in part, by gains on the sale of futures contracts. Conversely, the increased cost of portfolio securities to be acquired, caused by a general increase in prices, may be offset, at least in part, by gains on futures contracts purchased by the Fund. Brokerage fees are paid to trade futures contracts, and the Fund is required to maintain margin deposits.

      Put and call options on futures contracts or securities may be traded by the Fund in order to protect against declines in the value of portfolio securities or against increases in the cost of securities to be acquired. The purchaser of an option purchases the right to effect a transaction in the underlying future or security at a specified price (the "strike price") before a specified date (the "expiration date"). In exchange for the right, the purchaser pays a "premium" to the seller, which represents the price of the right to buy or to sell the underlying instrument. In exchange for the premium, the seller of the option becomes obligated to effect a transaction in the underlying future or security, at the strike price, at any time prior to the expiration date, should the buyer choose to exercise the option. A call option contract grants the purchaser the right to buy the underlying future or security, at the strike price, before the expiration date. A put option contract grants the purchaser the right to sell the underlying future or security, at the strike price, before the expiration date. Purchases of options on futures contracts may present less dollar risk in hedging the Fund's portfolio than the purchase and sale of the underlying futures contracts, since the potential loss is limited to the amount of the premium plus related transaction costs. The premium paid for such a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying futures contract or security changes sufficiently, the option may expire without value to the Fund.

      Although the Fund will enter into futures contracts and options on futures contracts and securities solely for hedging or other nonspeculative purposes, their use does involve certain risks. For example, a lack of correlation between the value of an instrument underlying an option or futures contract and the assets being hedged, or unexpected adverse price movements, could render a Fund's hedging strategy unsuccessful and could result in losses. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. Transactions in futures contracts and options are subject to other risks as well, which are set forth in greater detail in the Statement of Additional Information and Appendix B therein.


Securities Lending. The Fund may make loans of its portfolio securities (not to exceed 10% of the Fund's total assets) under contracts requiring such loans to be callable at any time and to be secured continuously by collateral in cash, cash equivalents, high quality short-term government securities or irrevocable letters of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned, including accrued interest and dividends. The Fund will continue to collect the equivalent of the interest or dividends paid by the issuer on the securities loaned and will also receive either interest (through investment of cash collateral) or a fee (if the collateral is government securities). The Fund may pay finder's and other fees in connection with securities loans.

Portfolio Turnover. There are no fixed limitations regarding portfolio turnover for the Fund. Although the Fund does not trade for short-term profits, securities may be sold without regard to the time they have been held in the Fund when, in the opinion of Fund Management, market considerations warrant such action. As a result, while it is anticipated that the Fund's annual portfolio turnover rate generally will not exceed 100%, under certain market conditions the portfolio turnover rate for the Fund may exceed 100%. Increased portfolio turnover would cause the Fund to incur greater brokerage costs than would otherwise be the case. The Fund's portfolio turnover rates are set forth under "Financial Highlights" and, along with the Trust's brokerage allocation policies, are discussed in the Statement of Additional Information.

THE FUND AND ITS MANAGEMENT


      The Company is a no-load mutual fund, registered with the Securities and Exchange Commission as an open-end, diversified management investment company. The Company was incorporated on April 2, 1993, under the laws of the State of Maryland.

      The Company's board of directors has responsibility for overall supervision of the Fund, and reviews the services provided by the adviser. Under an agreement with the Company, INVESCO Funds Group, Inc. ("INVESCO"), 7800 E. Union Avenue, Denver, Colorado, serves as the Fund's investment adviser. Under this agreement, INVESCO is primarily responsible for providing the Fund with various administrative services and supervises the Fund's daily business affairs. These services are subject to review by the Trust's board of trustees.

      INVESCO has contracted with INVESCO Capital Management, Inc. ("ICM"), the Fund's investment adviser prior to 1991, for investment sub-advisory and research services on behalf of the Fund. ICM managed in excess of $38.1 billion of assets on behalf of tax-exempt accounts (such as pension and profit-sharing funds for corporations and state and local governments) and investment companies as of September 30, 1998. ICM, subject to the supervision of INVESCO, is primarily responsible for selecting and managing the Fund's investments. Although the Company is not a party to the sub-advisory agreement, the agreement has been approved by the shareholders of the Fund. Services provided by INVESCO and ICM are subject to review by the Trust's board of trustees. Together, INVESCO and ICM constitute "Fund Management."

      Pursuant to an agreement with the Company, INVESCO Distributors, Inc. ("IDI") is the Fund's distributor. IDI, established in 1997, is a registered broker-dealer that acts as distributor for all retail mutual funds advised by INVESCO. Prior to September 30, 1997, INVESCO served as the Fund's distributor.

      INVESCO, ICM and IDI are indirect wholly-owned subsidiaries of AMVESCAP PLC. AMVESCAP PLC is a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997 and to AMVESCAP PLC on May 8, 1997, as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group Inc., that created one of the largest independent investment management businesses in the world. AMVESCAP PLC had approximately $275 billion in assets under management as of December 31, 1998. INVESCO was established in 1932 and, as of April 30, 1999, managed 14 mutual funds, consisting of 51 separate portfolios, with combined assets of approximately $21.2 billion on behalf of over 900,000 shareholders.


      The following individuals serve as portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund's portfolio of securities:


Michael C. Harhai - Portfolio manager of the Fund since 1993;  portfolio manager for INVESCO Capital Management, Inc. (1993 to present); senior vice president and manager, Sovran Capital Management Corp. (1992 to 1993); senior vice president and portfolio manager, C&S/Sovran Capital Management (1991 to 1992); senior vice president and portfolio manager, Citizens & Southern Investment Advisors, Inc. (1984 to 1991); began investment career in 1972; B.A., University of South Florida; M.B.A., University of Central Florida; Chartered Financial Analyst; trustee, Atlanta Society of Financial Analysts.

Terrence Irrgang -  Assistant   portfolio   manager  of  the  Fund  since  1993;
                    portfolio manager for INVESCO Capital Management, Inc. (1992 to present); consultant, Towers, Perrin & Forster & Crosby
                    (1988 to 1992); began investment career in 1981; B.A., Gettysburg College; M.B.A., Temple University; Chartered
                    Financial Analyst.


      Fund Management permits investment and other personnel to purchase and sell securities for their own accounts, subject to a compliance policy governing personal investing. This policy requires Fund Management's personnel to conduct their personal investment activities in a manner that Fund Management believes is not detrimental to the Fund or Fund Management's other advisory clients. See the Statement of Additional Information for more detailed information.


      The Fund pays INVESCO a monthly fee which is based upon a percentage of the Fund's average net assets determined daily. The management fee is computed at the annual rate of 0.75% on the first $500 million of the Fund's average net assets; 0.65% on the next $500 million of the Fund's average net assets; and 0.50% on the average net assets of the Fund in excess of $1 billion. In addition, beginning May 13, 1999, the following additional contractual breakpoints are in effect: 0.45% on the Fund's average net assets from $2 billion; 0.40% on the Fund's average net assets from $4 billion; 0.375% on the Fund's average net assets from $6 billion; and 0.35% on the Fund's average net assets from $8 billion. For the fiscal year ended August 31, 1998, the advisory fees paid to INVESCO amounted to 0.75% of the average net assets of the Fund.

      Out of the advisory fee which it receives from the Fund, INVESCO pays ICM, as the Fund's sub-adviser, a monthly fee based upon the average daily value of the Fund's net assets. Based upon approval of the Trust's board of trustees at a meeting held May 14, 1998, the calculation of subadvisory fees of the Fund has been changed from 33.33% of the advisory fee (0.25% on the first $500 million of the Fund's average net assets, 0.2167% on the next $500 million of the Fund's average net assets and 0.1667% on the Fund's average net assets in excess of $1 billion) to 40% of the advisory fee (0.30% on the first $500 million of the Fund's average net assets, 0.26% on the next $500 million of the Fund's average net assets and 0.20% on the Fund's average net assets in excess of $1 billion). In addition, beginning May 13, 1999, the following additional contractual breakpoints are in effect: 0.18% on the Fund's average net assets from $2 billion; 0.16% on the Fund's average net assets from $4 billion; 0.15% on the Fund's average net assets from $6 billion; and 0.14% on the Fund's average net assets from $8 billion. No fee is paid by the Fund to ICM.

      The Company also has entered into an Administrative Services Agreement (the "Administrative Agreement") with INVESCO. Pursuant to the Administrative Agreement, INVESCO performs certain administrative, recordkeeping and internal sub-accounting services, including without limitation, maintaining general ledger and capital stock accounts, preparing a daily trial balance, calculating net asset value daily and providing selected general ledger reports and providing sub-accounting and recordkeeping services for Fund shareholder accounts maintained by certain retirement and employee benefit plans for the benefit of participants in such plans. For such services, the Fund pays INVESCO a fee consisting of a base fee of $10,000 per year, plus an additional incremental fee computed at an annual rate of 0.015% per annum of the average net assets of the Fund prior to May 13, 1999, and 0.045% per year of the average net assets of the Fund effective May 13, 1999.


      The management and custodial services provided to the Fund by INVESCO and the Fund's custodian, and the services provided to shareholders by INVESCO and IDI, depend on the continued functioning of their computer systems. Many computer systems in use today cannot recognize the Year 2000, but will revert to 1900 or 1980 or will cease to function due to the manner in which dates were encoded and are calculated. That failure could have a negative impact on the handling of the Fund's securities trades, its share pricing and its account services. The Fund and its service providers have been actively working on necessary changes to their computer systems to deal with the Year 2000 issue and expect that their computer systems will be adapted before that date, but there can be no assurance that they will be successful. Furthermore, services may be impaired at that time as a result of the interaction of their systems with noncomplying computer systems of others. INVESCO plans to test as many such interactions as practicable prior to December 31, 1999 and to develop contingency plans for reasonably anticipated failures.




      Fund Management places orders for the purchase and sale of portfolio securities with brokers and dealers based upon Fund Management's evaluation of the brokers' and dealers' financial responsibility coupled with their ability to effect transactions at the best available prices. Fund Management may place orders for portfolio transactions with qualified brokers and dealers that recommend the Fund to clients, or act as agent in the purchase of Fund shares for clients, if Fund Management believes that the quality of the execution of the transaction and level of commission are comparable to those available from other qualified brokerage firms. For further information, see "Investment

Practices - Placement of Portfolio Brokerage" in the Statement of Additional Information.


HOW SHARES CAN BE PURCHASED

      Shares of the Fund are sold on a continuous basis by IDI, as the Fund's distributor, at the net asset value per share next calculated after receipt of a purchase order in good form. No sales charge is imposed upon the sale of shares of the Fund. To purchase shares of the Fund, send a check made payable to INVESCO Funds Group, Inc., together with a completed application form, to:

                        INVESCO FUNDS GROUP, INC.
                        Post Office Box 173706
                        Denver, Colorado  80217-3706

      PURCHASE  ORDERS MUST  SPECIFY THE FUND IN WHICH THE  INVESTMENT  IS TO BE
MADE.

      The minimum initial purchase must be at least $1,000, with subsequent investments of not less than $50, except that: (1) those shareholders establishing an EasiVest or direct payroll purchase account, as described below in the section entitled "Services Provided By The Fund," may open an account without making any initial investment if they agree to make regular, minimum purchases of at least $50; (2) those shareholders investing in an Individual
Retirement Account ("IRA"), or through omnibus accounts where individual shareholder recordkeeping and sub-accounting are not required, may make initial minimum purchases of $250; (3) Fund Management may permit a lesser amount to be invested in the Fund under a federal income tax-deferred retirement plan (other than an IRA), or under a group investment plan qualifying as a sophisticated investor; and (4) Fund Management reserves the right to increase, reduce or waive the minimum purchase requirements in its sole discretion where it determines such action is in the best interests of the Fund. The minimum initial purchase requirement of $1,000, as described above, does not apply to shareholder account(s) in any of the INVESCO funds opened prior to January 1, 1993, and thus is not a minimum balance requirement for those existing accounts. However, for shareholders already having accounts in any of the INVESCO funds, all initial share purchases in a new fund account, including those made using the exchange privilege, must meet the fund's applicable minimum investment requirement.

      The purchase of shares in the Fund can be expedited by placing bank wire, overnight courier or telephone orders. For further information, the purchaser may call the Fund's office by using the telephone number on the back cover of this Prospectus. Orders sent by overnight courier, including Express Mail, should be sent to the street address, not post office box, of INVESCO Funds Group, Inc., 7800 E. Union Avenue, Denver, Colorado 80237.

      Orders to purchase shares of the Fund can be placed by telephone. Shares of the Fund will be issued at the net asset value next determined after receipt of telephone instructions. Generally, payments for telephone orders must be received by the Fund within three business days or the transaction may be canceled. In the event of such cancellation, the purchaser will be held responsible for any loss resulting from a decline in the value of the shares. In order to avoid such losses, purchasers should send payments for telephone purchases by overnight courier or bank wire. INVESCO has agreed to indemnify the Fund for any losses resulting from the cancellation of telephone purchases.

      If your check does not clear, or if a telephone purchase must be canceled due to nonpayment, you will be responsible for any related loss the Fund or INVESCO incurs. If you are already a shareholder in the INVESCO funds, the Fund has the option to redeem shares from any identically registered account in the Fund or any other INVESCO fund as reimbursement for any loss incurred. You also may be prohibited or restricted from making future purchases in any of the INVESCO funds.

      Persons who invest in the Fund through a securities broker may be charged a commission or transaction fee by the broker for the handling of the transaction if the broker so elects. Any investor may deal directly with the Fund in any transaction. In that event, there is no such charge. IDI or INVESCO may from time to time make payments from its revenues to securities dealers and other financial institutions that provide distribution-related and/or administrative services for the Fund.

      The Fund reserves the right in its sole discretion to reject any order for purchase of its shares (including purchases by exchange) when, in the judgment of Fund Management, such rejection is in the best interest of the Fund.

      Net asset value per share is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange (generally 4:00 p.m., New York time) and also may be computed on other days under certain circumstances. Net asset value per share for the Fund is calculated by dividing the market value of the Fund's securities plus the value of its other assets (including dividends and interest accrued but not collected), less all liabilities (including accrued expenses), by the number of outstanding shares of the Fund. If market quotations are not readily available, a security will be valued at fair value as determined in good faith by the board of trustees. Debt securities with remaining maturities of 60 days or less at the time of purchase will be valued at amortized cost, absent unusual circumstances, so long as the Trust's board of trustees believes that such value represents fair value.

      Under certain circumstances, the Fund may offer its shares, in lieu of cash payment, for securities to be purchased by the Fund. Such a transaction can benefit the Fund by allowing it to acquire securities for its portfolio without paying brokerage commissions. For the same reason, the transaction also may be beneficial to the party exchanging the securities. The Fund shall not enter into such transactions, however, unless the securities to be exchanged for Fund shares are readily marketable and not restricted as to transfer either by law or liquidity of the market, comply with the investment policies and objectives of the Fund, are of the type and quality which would normally be purchased for the Fund's portfolio, are acquired for investment and not for resale, have a value which is readily ascertainable as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange or NASDAQ, and are securities which the Fund would otherwise purchase on the open market. The value of Fund shares used to purchase portfolio securities as stated herein will be the net asset value as of the effective time and date of the exchange. The securities to be received by the Fund will be valued in accordance with the same procedure used in valuing the Fund's portfolio securities. Any investor wishing to acquire shares of the Fund in exchange for securities should contact either the president or the secretary of the Trust at the address or telephone number shown on the back cover of this Prospectus.


Distribution Expenses. The Fund is authorized under a Plan and Agreement of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan") to use its assets to finance certain activities relating to the distribution of its shares to investors. The Plan applies to New Assets (new sales of shares, exchanges into the Fund and reinvestments of dividends and capital gain distributions) of the Fund after November 1, 1997. Under the Plan, monthly payments may be made by the Fund to IDI to permit IDI, at its discretion, to engage in certain activities and provide certain services approved by the board of directors of the Company in connection with the distribution of the Fund's shares to investors. These activities and services may include the payment of compensation (including incentive compensation and/or continuing compensation based on the amount of customer assets maintained in the
Fund) to securities dealers and other financial institutions and organizations, which may include INVESCO- and IDI-affiliated companies, to obtain various distribution-related and/or administrative services for the Fund. Such services may include, among other things, processing new shareholder account applications, preparing and electronically transmitting to the Fund's transfer agent computer processable tapes of all transactions by customers, and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.

      In  addition,   other   permissible   activities   and  services   include
advertising, preparation, printing and distribution of sales literature, printing and distribution of prospectuses to prospective investors, and such other services and promotional activities for the Fund as may from time to time be agreed upon by the Company and its board of directors, including public relations efforts and marketing programs to communicate with investors and prospective investors. These services and activities may be conducted by the staff of INVESCO, IDI or their affiliates or by third parties.

      Under the Plan, the Fund's payments to IDI are limited to an amount computed at an annual rate of 0.25% of the Fund's New Assets. IDI is not entitled to payment for overhead expenses under the Plan, but may be paid for all or a portion of the compensation paid for salaries and other employee benefits for the personnel of INVESCO or IDI whose primary responsibilities involve marketing shares of the INVESCO mutual funds, including the Fund. Payment amounts by the Fund under the Plan, for any month, may be made to compensate IDI for permissible activities engaged in and services provided by IDI during the rolling 12-month period in which that month falls. Therefore, any obligations incurred by IDI in excess of the limitations described above will not be paid by the Fund and will be borne by IDI. In addition, IDI and its affiliates may from time to time make additional payments from their revenues to securities dealers, financial advisers and financial institutions that provide distribution-related and/or administrative services for the Fund. No further payments will be made by the Fund under the Plan in the event of the Plan's termination. Payments made by the Fund may not be used to finance directly the distribution of shares of any other fund of the Company or other mutual fund advised by INVESCO and distributed by IDI. However, payments received by IDI which are not used to finance the distribution of shares of the Fund become part of IDI's reserves and may be used by IDI for activities that provide distribution of any of the mutual funds advised by INVESCO. Subject to review by the Company's directors, payments made by the Fund under the Plan for compensation of marketing personnel, as noted above, are based on an allocation formula designed to ensure that all such payments are appropriate. IDI will bear any distribution- and service-related expenses in excess of the amounts which are compensated pursuant to the Plan. The Plan also authorizes any financing of distribution which may result from INVESCO's or IDI's use of fees received from the Fund for services rendered by INVESCO, provided that such fees are legitimate and not excessive. For more information see "How Shares Can Be Purchased - Distribution Plan" in the Statement of Additional Information.


SERVICES PROVIDED BY THE FUND


Shareholder Accounts. INVESCO maintains a share account that reflects the current holdings of each shareholder. A separate account will be maintained for a shareholder for each fund in which the shareholder invests. The Company does not issue share certificates. Each shareholder is sent a detailed confirmation of each transaction in shares of the Fund. Shareholders whose only transactions are through the EasiVest, direct payroll purchase, automatic monthly exchange or periodic withdrawal programs, or are reinvestments of dividends or capital gains in the same or another fund, will receive confirmations of those transactions on their quarterly statements. These programs are discussed below. For information regarding a shareholder's account and transactions, the shareholder may call INVESCO by using the telephone number on the back cover of this Prospectus.


Reinvestment of Distributions. Dividends and other distributions are automatically reinvested in additional shares of the Fund at the net asset value per share of the Fund in effect on the ex-dividend or ex-distribution date. A shareholder may, however, elect to reinvest dividends and other distributions in certain of the other no-load mutual funds advised by INVESCO and distributed by IDI, or to receive payment of all dividends and other distributions in excess of $10.00 by check by giving written notice to INVESCO at least two weeks prior to the record date on which the change is to take effect. Further information concerning these options can be obtained by contacting INVESCO.

Periodic Withdrawal Plan. A Periodic Withdrawal Plan is available to shareholders who own or purchase shares of any mutual funds advised by INVESCO having a total value of $10,000 or more; provided, however, that at the time the Plan is established, the shareholder owns shares having a value of at least $5,000 in the fund from which the withdrawals will be made. Under the Periodic Withdrawal Plan, INVESCO, as agent, will make specified monthly or quarterly payments of any amount selected (minimum payment of $100) to the party designated by the shareholder. Notice of all changes concerning the Periodic Withdrawal Plan must be received by INVESCO at least two weeks prior to the next scheduled check. Further information regarding the Periodic Withdrawal Plan and its requirements and tax consequences can be obtained by contacting INVESCO.

Exchange Policy. Shares of the Fund may be exchanged for shares of any other fund of the Company, as well as for shares of any of the following other no-load mutual funds, which are also advised by INVESCO, on the basis of their respective net asset values at the time of the exchange: INVESCO Bond Funds, Inc. (formerly, INVESCO Income Funds, Inc.), INVESCO Combination Stock & Bond Funds, Inc. (formerly, INVESCO Flexible Funds, Inc.), INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Sector Funds, Inc. (formerly, INVESCO Strategic Portfolios, Inc.), INVESCO Specialty Funds, Inc. and INVESCO Tax-Free Income Funds, Inc.


      An exchange involves the redemption of shares in the Fund and investment of the redemption proceeds in shares of another fund of the Trust or in shares of one of the funds listed above. Exchanges will be made at the net asset value per share next determined after receipt of an exchange request in proper order. Any gain or loss realized on such an exchange is recognizable for federal income tax purposes by the shareholder. Exchange requests may be made either by telephone or by written request to INVESCO, using the telephone number or address on the back cover of this Prospectus. Exchanges made by telephone must be in the amount of at least $250, if the exchange is being made into an existing account of one of the INVESCO funds. All exchanges that establish a NEW account must meet the fund's applicable minimum initial investment requirements. Written exchange requests into an existing account have no minimum requirements other than the fund's applicable minimum subsequent investment requirements.

      The option to exchange Fund shares by telephone is available to shareholders automatically unless expressly declined. By signing the new account Application or a Telephone Transaction Authorization Form or otherwise utilizing the telephone exchange option, the investor has agreed that the Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. The Fund employs procedures, which it believes are reasonable, designed to confirm that exchange transactions are genuine. These may include recording telephone instructions and providing written confirmations of exchange transactions. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions; provided, however, that if the Fund fails to follow these or other reasonable procedures, the Fund may be liable.

      In order to prevent abuse of this policy to the disadvantage of other shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange option of any shareholder who requests more than four exchanges in a year, or at any time the Fund determines the actions of the shareholders are detrimental to Fund performance and shareholders. The Fund will determine whether to do so based on a consideration of both the number of exchanges any particular shareholder or group of shareholders has requested and the time period over which those exchange requests have been made, together with the level of expense to the Fund which will result from effecting additional exchange requests. The exchange policy also may be modified or terminated at any time. Except in unusual circumstances where redemptions of the exchanged security are suspended under Section 22(e) of the 1940 Act, or where sales of the fund into which the shareholder is exchanging are temporarily stopped, notice of all such modifications to the policy or terminations that would affect all Fund shareholders will be given at least 60 days prior to the effective date of the change in policy.

      Before making an exchange, the shareholder should review the prospectuses of the funds involved and consider their differences. Shareholders interested in exercising the exchange option may contact INVESCO for information concerning their particular exchanges.

Automatic Monthly Exchange. Shareholders who have accounts in any one or more of the mutual funds distributed by IDI may arrange for a fixed dollar amount of their fund shares to be automatically exchanged for shares of any other INVESCO mutual fund listed under "Exchange Policy" on a monthly basis, subject to the Fund's minimum initial investment or subsequent investment requirements. This automatic exchange program can be changed by the shareholder at any time by notifying INVESCO at least two weeks prior to the date the change is to be made. Further information regarding this service can be obtained by contacting INVESCO.

EasiVest. For shareholders who want to maintain a schedule of monthly investments, EasiVest uses various methods to draw a preauthorized amount from the shareholder's bank account to purchase Fund shares. This automatic investment program can be changed by the shareholder at any time by contacting INVESCO at least two weeks prior to the date the change is to be made. Further information regarding this service can be obtained by contacting INVESCO.

Direct Payroll Purchase. Shareholders may elect to have their employers make automatic purchases of Fund shares for them by deducting a specified amount from their regular paychecks. This automatic investment program can be modified or terminated at any time by the shareholder by notifying the employer. Further information regarding this service can be obtained by contacting INVESCO.

Tax-Deferred Retirement Plans. Shares of the Fund may be purchased for self-employed individual retirement plans, various IRAs, simplified employee pension plans and corporate retirement plans. In addition, shares can be used to fund tax qualified plans established under Section 403(b) of the Internal Revenue Code by educational institutions, including public school systems and private schools, and certain kinds of non-profit organizations, which provide deferred compensation arrangements for their employees.

      Prototype forms for the establishment of these various plans, including, where applicable, disclosure statements required by the Internal Revenue Service, are available from INVESCO. Institutional Trust Company, doing business as INVESCO Trust Company ("ITC"), an affiliate of INVESCO, is qualified to serve as trustee or custodian under these plans and provides the required services at competitive rates. Retirement plans (other than IRAs) receive monthly statements reflecting all transactions in their Fund accounts. IRAs receive the confirmations and quarterly statements described under "Shareholder Accounts." For complete information, including prototype forms and service charges, call INVESCO at the telephone number listed on the back cover of this Prospectus or send a written request to: Retirement Services, INVESCO Funds Group, Inc., Post Office Box 173706, Denver, Colorado 80217-3706.

HOW TO REDEEM SHARES

      Shares of the Fund may be redeemed at any time at their current net asset value next determined after a request in proper form is received at the Fund's office. (See "How Shares Can Be Purchased.") Net asset value per share of the Fund at the time of the redemption may be more or less than the price originally paid to purchase shares, depending primarily upon the Fund's investment performance.

      In order to redeem shares, a written redemption request signed by each registered owner of the account may be submitted to INVESCO at the address noted above. Redemption requests sent by overnight courier, including Express Mail, should be sent to the street address, not post office box, of INVESCO at 7800 E. Union Avenue, Denver, CO 80237. If shares are held in the name of a corporation, additional documentation may be necessary. Call or write for specific information. If payment for the redeemed shares is to be made to someone other than the registered owner(s), the signature(s) must be guaranteed by a financial institution which qualifies as an eligible guarantor institution. Redemption procedures with respect to accounts registered in the names of broker-dealers may differ from those applicable to other shareholders.

      BE CAREFUL TO SPECIFY THE ACCOUNT FROM WHICH THE REDEMPTION IS TO BE MADE. SHAREHOLDERS HAVE A SEPARATE ACCOUNT FOR EACH FUND IN WHICH THEY INVEST.

      Payment of redemption proceeds will be mailed within seven days following receipt of the required documents. However, payment may be postponed under unusual circumstances, such as when normal trading is not taking place on the New York Stock Exchange or when an emergency as defined by the Securities and Exchange Commission exists. If the shares to be redeemed were purchased by check and that check has not yet cleared, payment will be made promptly upon clearance of the purchase check (which will take up to 15 days).

      If a shareholder participates in EasiVest, the Fund's automatic monthly investment program, and redeems all of the shares in a Fund account, INVESCO will terminate any further EasiVest purchases unless otherwise instructed by the shareholder.

      Because of the high relative costs of handling small accounts, should the value of any shareholder's account fall below $250 as a result of shareholder action, the Fund reserves the right to effect the involuntary redemption of all shares in such account, in which case the account would be liquidated and the proceeds forwarded to the shareholder. Prior to any such redemption, a shareholder will be notified and given 60 days to increase the value of the account to $250 or more.

      Fund shareholders (other than shareholders holding Fund shares in accounts of IRA plans) may request expedited redemption of shares having a minimum value of $250 (or redemption of all shares if their value is less than $250) held in accounts maintained in their name by telephoning redemption instructions to INVESCO, using the telephone number on the back cover of this Prospectus.

      At the shareholder's option, the redemption proceeds either will be mailed to the address listed for the shareholder's Fund account, or wired (minimum of $1,000) or mailed to the bank which the shareholder has designated to receive the proceeds of telephone redemptions. Unless INVESCO permits a larger redemption request to be placed by telephone, a shareholder may not place a redemption request by telephone in excess of $25,000. These telephone redemption privileges may be modified or terminated in the future at the discretion of INVESCO. For ITC sponsored federal income tax-deferred retirement plans, the term "shareholders" is defined to mean plan trustees that file a written request to be able to redeem Fund shares by telephone. Shareholders should understand that while the Fund will attempt to process all telephone redemption requests on an expedited basis, there may be times, particularly in periods of severe economic or market disruption, when (a) they may encounter difficulty in placing a telephone redemption request, and (b) processing telephone redemptions will require up to seven days following receipt of the redemption request, or additional time because of the unusual circumstances set forth above.

      Redeeming Fund shares by telephone is available to shareholders automatically unless expressly declined. By signing a new account Application, a Telephone Transaction Authorization Form or otherwise utilizing telephone redemption privileges, the shareholder has agreed that the Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. The Fund employs procedures, which it believes are reasonable, designed to confirm that telephone instructions are genuine. These may include recording telephone instructions and providing written confirmation of transactions initiated by telephone. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions; provided, however, that if the Fund fails to follow these or other reasonable procedures, the Fund may be liable.

TAXES, DIVIDENDS AND OTHER DISTRIBUTIONS

Taxes. The Fund intends to distribute to shareholders substantially all of its net investment income, net capital gains and net gains from certain foreign currency transactions, if any. Distribution of substantially all net investment income to shareholders allows the Fund to maintain its tax status as a regulated investment company. The Fund does not expect to pay any federal income or excise taxes because of its distribution policies and tax status as a regulated investment company.

      Shareholders must include all dividends and other distributions as taxable income for federal, state and local income tax purposes, unless they are exempt from income taxes. Dividends and other distributions are taxable whether they are received in cash or automatically reinvested in shares of either the Fund or another fund in the INVESCO group.

      Net realized capital gains of the Fund are classified as short-term and long-term gains depending upon how long the Fund held the security that gave rise to the gains. Short-term capital gains are included in income from dividends and interest as ordinary income and are taxed at the taxpayer's marginal tax rate. During 1997, the Taxpayer Relief Act established a new maximum capital gains tax rate of 20%. Depending on the holding period of the asset giving rise to the gain, a capital gain was taxable at a maximum rate of either 20% or 28%. Beginning January 1, 1998, all long-term gains realized on the sale of securities held for more than 12 months will be taxable at a maximum rate of 20%. In addition, legislation signed in October 1998 provides that all capital gain distributions from a mutual fund paid to shareholders during 1998 will be taxed at a maximum rate of 20%. Accordingly, all capital gain distributions paid in 1998 will be taxable at a maximum rate of 20%. Note that the rate of capital gains tax is dependent on the shareholder's marginal tax rate and may be lower than the above rates. At the end of each year, information regarding the tax status of dividends and other distributions is provided to shareholders. Shareholders should consult their tax advisers as to the effect of distributions by the Fund.

      Shareholders may realize capital gains or losses when they sell their Fund shares at more or less than the price originally paid. Capital gain on shares held for more than one year will be long-term capital gain, in which event it will be subject to federal income tax at the rates indicated above.

      The Fund may be subject to withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld will be treated as an expense of the Fund.

      Individuals and certain other non-corporate shareholders may be subject to backup withholding of 31% on dividends, capital gain and other distributions and redemption proceeds. Shareholders can avoid backup withholding on their Fund accounts by ensuring that INVESCO has a correct, certified tax identification number.

      Shareholders should consult a tax adviser with respect to these matters. For further information see "Dividends, Other Distributions And Taxes" in the Statement of Additional Information.


Dividends and Other Distributions. The Fund earns ordinary or net investment income in the form of interest and dividends on its investments. Dividends paid by the Fund will be based solely on net investment income earned by it. The Fund's policy is to distribute substantially all of this income, less expenses, to shareholders. Dividends from net investment income are paid on a quarterly basis at the discretion of the Company's board of directors. Dividends are automatically reinvested in additional shares of the Fund at the net asset value on the payable date unless otherwise requested.


      In addition, the Fund realizes capital gains and losses when it sells securities or derivatives for more or less than it paid. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gains, if any, together with gains realized on foreign currency transactions, if any, are distributed to shareholders at least annually, usually in December. Capital gain distributions are automatically reinvested in additional shares of the Fund at the net asset value on the payable date unless otherwise requested.

      Dividends and other distributions are paid to shareholders on the record date of distribution regardless of how long the Fund shares have been held by the shareholder. The Fund's share price will then drop by the amount of the distribution on the ex-dividend or ex-distribution date. If a shareholder purchases shares immediately prior to the distribution, the shareholder will, in effect, have "bought" the distribution by paying the full purchase price, a portion of which is then returned in the form of a taxable distribution.

ADDITIONAL INFORMATION


Voting Rights. All shares of the Fund have equal voting rights based on one vote for each share owned and a corresponding fractional vote for each fractional share owned. Voting with respect to certain matters, such as ratification of independent accountants and the election of directors, will be by all funds of the Company voting together. In other cases, such as voting upon the investment advisory contract for the individual funds, voting is on a fund-by-fund basis. To the extent permitted by law, when not all funds are affected by a matter to be voted upon, only shareholders of the fund or funds affected by the matter will be entitled to vote thereon. The Company is not generally required, and does not expect, to hold regular annual meetings of shareholders. However, the board of directors will call such special meetings of shareholders for the purpose, among other reasons, of voting the question of removal of a director or directors when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Fund or as may be required by applicable law or the Company's Articles of Incorporation. The Company will assist shareholders in communicating with other shareholders as required by the 1940 Act.


Shareholder Inquiries. All inquiries regarding the Fund should be directed to the Trust at the telephone number or mailing address set forth on the cover page of this Prospectus.

Transfer and Dividend Disbursing Agent. INVESCO, 7800 E. Union Avenue, Denver, Colorado 80237, acts as registrar, transfer agent and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement which provides that the Fund will pay an annual fee of $20.00 per shareholder account or, where applicable, per participant in an omnibus account. The transfer agency fee is not charged to each shareholder's or participant's account but is an expense of the Fund to be paid from the Fund's assets. Registered broker-dealers, third party administrators of tax-qualified retirement plans and other entities, including affiliates of INVESCO, may provide sub-transfer agency or recordkeeping services to the Fund which reduce or eliminate the need for identical services to be provided on behalf of the Fund by INVESCO. In such cases, INVESCO may pay the third party an annual sub-transfer agency or recordkeeping fee out of the transfer agency fee which is paid to INVESCO by the Fund.

                                          INVESCO Value Equity Fund

                                          PROSPECTUS

                                          July 14, 1999


We're easy to stay in touch with:

Investor services: 1-800-525-8085
PAL(R), your Personal Account Line: 1-800-424-8085
On the World Wide Web: www.invesco.com

In Denver, visit one of our convenient Investor Centers:

Cherry Creek
155-B Fillmore Street;
Denver Tech Center
7800 East Union Avenue
Lobby Level

INVESCO Distributors, Inc.,_
Distributor
Post Office Box 173706
Denver, Colorado  80217-3706


In addition, all documents              You should know what
filed by the Company with the           INVESCO knows.(TM)
Securities and Exchange
Commission can be located on            INVESCO Funds
a web site maintained by the
Commission at
http://www.sec.gov.

STATEMENT OF ADDITIONAL INFORMATION

July 14, 1999

                            INVESCO STOCK FUNDS, INC.

                          INVESCO Blue Chip Growth Fund


Address:                                     Mailing Address:

7800 East Union Avenue                       Post Office Box 173706
Denver, Colorado  80237                      Denver, Colorado 80217-3706

                                   Telephone:

                       In Continental U.S., 1-800-525-8085


         INVESCO Stock Funds, Inc. (formerly, INVESCO Equity Funds, Inc., formerly, INVESCO Capital Appreciation Funds, Inc.) (the "Company") is a no-load, open-end, diversified investment company, consisting of seven separate portfolios of investments. A Prospectus for INVESCO Blue Chip Growth Fund (the "Fund"), dated July 14, 1999, provides the basic information you should know before investing in the Fund.


         The Fund's investment objective is to seek long-term capital growth. The Fund also seeks, as a secondary objective, to obtain investment income through the purchase of securities of carefully selected companies representing major fields of business and industrial activity. In pursuing its objectives, the Fund invests primarily in common stocks but may also invest in other kinds of securities, including convertible and straight issues of debentures and preferred stock.


         The Prospectus for the Fund dated July 14, 1999, may be obtained without charge from INVESCO Distributors, Inc., Post Office Box 173706, Denver, Colorado 80217- 3706. This Statement of Additional Information is not a prospectus, but contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide you with additional information regarding the activities and operations of the Fund and should be read in conjunction with the Prospectus.


Investment Adviser: INVESCO FUNDS GROUP, INC.
Investment Distributor: INVESCO DISTRIBUTORS, INC.

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

INVESTMENT POLICIES AND RESTRICTIONS......................................... 1

THE FUND AND ITS MANAGEMENT.................................................. 7

HOW SHARES CAN BE PURCHASED..................................................19

HOW SHARES ARE VALUED........................................................23

FUND PERFORMANCE.............................................................24

SERVICES PROVIDED BY THE FUND................................................25

TAX-DEFERRED RETIREMENT PLANS................................................26

HOW TO REDEEM SHARES.........................................................26

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES.....................................27

INVESTMENT PRACTICES.........................................................29

ADDITIONAL INFORMATION.......................................................32

APPENDIX A...................................................................35

APPENDIX B...................................................................38

INVESTMENT POLICIES AND RESTRICTIONS
------------------------------------

         EQUITY SECURITIES. Equity securities include common stocks, preferred stocks and debt or equity securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depository receipts. Common stocks, the most familiar type, represent an equity (i.e., ownership) interest in a corporation. Preferred stock has certain fixed income features, like a bond, but is actually equity in a company, like common stock. Depository receipts typically are issued by banks or trust companies and evidence ownership of underlying securities.


         While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities, and reflect changes in a company's financial condition and overall market and economic conditions.
Common stocks generally represent the riskiest investment in a company.

         DEBT SECURITIES. As discussed in the sections of the Fund's Prospectus entitled "Investment Objective And Strategy" and "Investment Policies And Risks," the debt securities in which the Fund invests generally are subject to two kinds of risk: credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they come due. The ratings given a debt security by Moody's Investors Service, Inc. ("Moody's") and/or Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") provide a generally useful guide as to such credit risk. Market risk relates to the fact that the market values of debt securities in which the Fund invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of such debt securities, whereas a decline in interest rates will tend to increase their values.


         RESTRICTED/144A   SECURITIES.   The  Fund  may  invest  in   restricted
securities that can be resold to institutional investors pursuant to Rule 144A and the Securities Act of 1933 ("Rule 144A Securities").


         In recent years, a large institutional market has developed for Rule 144A Securities. Institutional investors generally will not seek to sell these instruments to the general public but instead will often depend on an efficient institutional market in which Rule 144A Securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

         Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for Rule 144A Securities may provide both readily ascertainable values for Rule 144A Securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A Security held by a Fund, however, could affect adversely the marketability of such security, and the Fund might be unable to dispose of such security promptly or at reasonable prices.

         REPURCHASE AGREEMENTS. As discussed in the section of the Fund's Prospectus entitled "Investment Policies And Risks," the Fund may invest in repurchase agreements with respect to debt instruments eligible for investment by the Fund with member banks of the Federal Reserve System, registered broker-dealers and registered U.S. government securities dealers that are believed to be creditworthy under standards established by the Fund's board of directors. A repurchase agreement is an agreement under which the Fund acquires a debt instrument (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed-upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement and are held as collateral by the Fund's custodian bank until the repurchase agreement is completed. In addition, the Fund's board of directors monitors the Fund's repurchase agreement transactions and has established guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker or dealer that is a party to a repurchase agreement with the Fund.


         The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent, the Fund may experience costs and delays in realizing on the collateral. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While INVESCO acknowledges these risks, it is expected that the risks can be minimized through careful monitoring procedures.


         SECURITIES LENDING. As discussed in the section of the Fund's Prospectus entitled "Investment Policies And Risks," the Fund may lend its portfolio securities, provided that such loans are callable at any time by the Fund and are at all times secured by collateral consisting of cash, letters of credit or securities issued or guaranteed by the United States government or its agencies, or any combination thereof, equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to have the benefits (and risks) of ownership of the loaned securities, while at the same time receiving income from the borrower of the securities. Loans will be made only to firms deemed by the adviser (under procedures established by the Fund's board of directors) to be creditworthy and when the amount of interest income to be received justifies the inherent risks. A loan may be terminated by the borrower on one business day's notice, or by the Fund at any time. If at any time the borrower fails to maintain the required amount of collateral (at least 100% of the market value of the borrowed securities, plus accrued interest and dividends), the Fund will require the deposit of additional collateral not later than the business day following the day on which a collateral deficiency occurs or the collateral appears inadequate. If the deficiency is not remedied by the end of that period, the Fund will use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss during the loan period would inure to the Fund.

         FUTURES AND OPTIONS ON FUTURES. As described in the Fund's Prospectus, the Fund may enter into futures contracts, and purchase and sell ("write") options to buy or sell futures contracts. The Fund will comply with and adhere to all limitations in the manner and extent to which it effects transactions in futures and options on such futures currently imposed by the rules and policy guidelines of the Commodity Futures Trading Commission as conditions for exemption of a mutual fund, or the investment advisers thereto, from registration as a commodity pool operator. The Fund will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its assets after taking into account unrealized profits and losses on options it has entered into. In the case of an option that is "in-the-money," as defined in the Commodity Exchange Act (the "CEA"), the in-the-money amount may be excluded in computing such 5%. (In general a call option on a future is "in-the-money" if the value of the future exceeds the exercise ("strike") price of the call; a put option on a future is "in-the-money" if the value of the future which is the subject of the put is exceeded by the strike price of the put.) The Fund may use futures and options thereon solely for bona fide hedging or for other non-speculative purposes within the meaning and intent of the applicable provisions of the CEA.

         Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Instead, the Fund will be required to deposit in its segregated asset account an amount of cash or qualifying securities (currently U.S. Treasury bills), currently in a minimum amount of $15,000. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, because losses on open contracts are required to be reflected in cash in the form of variation margin payments, the Fund may be required to make additional payments during the term of the contracts to its broker. Such payments would be required, for example, where, during the term of an interest rate futures contract purchased by the Fund, there was a general increase in interest rates, thereby making the Fund's portfolio securities less valuable. In all instances involving the purchase of financial futures contracts by the Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Fund may elect to close its position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. For a more complete discussion of the risks involved in futures and options on futures and other securities, refer to Appendix B ("Description of Futures, Options and Forward Contracts").


         Where futures are purchased to hedge against a possible increase in the price of a security before the Fund is able in an orderly fashion to invest in the security, it is possible that the market may decline instead. If the Fund, as a result, concluded not to make the planned investment at that time because of concern as to possible further market decline or for other reasons, the Fund would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the futures contracts and the portion of the portfolio being hedged, the price of futures may not correlate perfectly with movements in the prices due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between underlying instruments and the value of the futures contract. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market. Such increased participation may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the underlying instrument and movements in the prices of futures contracts, the value of futures contracts as a hedging device may be reduced.

         In addition, if the Fund has insufficient available cash, it may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it may be disadvantageous to do so.

         OPTIONS ON FUTURES CONTRACTS. The Fund may buy and write options on futures contracts for hedging purposes; options are also included in the types of instruments sometimes known as derivatives. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.


         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund is considering buying. If a call or put option which the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of the futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may buy a put option on a futures contract to hedge the Fund's portfolio against the risk of falling prices.


         The amount of risk the Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be reflected fully in the value of the options bought.

         FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may enter into forward currency contracts, which are included in the types of instruments sometimes known as derivatives, to purchase or sell foreign currencies (i.e., non-U.S. currencies) as a hedge against possible variations in foreign exchange rates. A forward foreign currency contract is an agreement between the contracting parties to exchange an amount of currency at some future time at an agreed upon rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. A forward contract generally has no deposit requirement, and such transactions do not involve commissions. By entering into a forward contract for the purchase or sale of the amount of foreign currency invested in a foreign security transaction, the Fund can hedge against possible variations in the value of the dollar versus the subject currency either between the date the foreign security is purchased or sold and the date on which payment is made or received or during the time the Fund holds the foreign security. Hedging against a decline in the value of a currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions preclude the opportunity for gain if the value of the hedged currency should rise. The Fund will not speculate in forward currency contracts. Although the Fund has not adopted any limitations on its ability to use forward contracts as a hedge against fluctuations in foreign exchange rates, the Fund does not attempt to hedge all of its non-U.S. portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by their investment adviser or sub-adviser. The Funds will not enter into forward contracts for a term of more than one year.


         INVESTMENT RESTRICTIONS. As described in the section of the Fund's Prospectus entitled "Investment Policies And Risks," the Fund operates under certain investment restrictions. For purposes of the Fund's investment restrictions, all percentage limitations apply immediately after a purchase or initial investment. Any subsequent change in a particular percentage resulting from fluctuations in value does not require elimination of any security from the Fund.

         The following restrictions are fundamental and may not be changed with respect to the Fund without the prior approval of the holders of a majority, as defined in the Investment Company Act of 1940 (the "1940 Act"), of the outstanding voting securities of the Fund. Under these restrictions, the Fund may not:

         (1)      issue preference shares or create any funded debt;


         (2) sell short or buy on margin, except for the Fund's purchase or sale of options or futures, or writing, purchasing or selling puts or calls options;


         (3)* borrow money in excess of 5% of the value of its total assets and then only from banks, and when borrowing, it is a temporary measure for emergency purposes;

         (4) invest in the securities of any other investment company except for a purchase or acquisition in accordance with a plan of reorganization, merger or consolidation;

         (5) purchase securities if the purchase would cause the Fund, at the time, to have more than 5% of the value of its total assets invested in the securities of any one company or to own more than 10% of the voting securities of any one company (except obligations issued or guaranteed by the U.S. Government);


         (6) make loans to any person, except through the purchase of debt securities in accordance with the Fund's investment policies, or the lending of portfolio securities to broker-dealers or other institutional investors, or the entering into repurchase agreements with member banks of the Federal Reserve System, registered broker-dealers and registered government securities dealers. The aggregate value of all portfolio securities loaned may not exceed 33-1/3% of the Fund's total assets (taken at current value). No more than 10% of the Fund's total assets may be invested in repurchase agreements maturing in more than seven days;


         (7) buy or sell commodities, commodity contracts or real estate (however, the Fund may purchase securities of companies investing in real estate). This restriction shall not prevent the Fund from purchasing or selling options on individual securities, security indexes, and currencies, or financial futures or options on financial futures, or undertaking forward foreign currency contracts.

         (8) invest in any company for the purpose of exercising control or management;

         (9)      buy other than readily marketable securities;

         (10)     engage in the underwriting of any securities;

         (11) purchase securities of any company in which any officer or director of the Fund or its investment adviser owns more than 1/2 of 1% of the outstanding securities, or in which all of the officers and directors of the Fund and its investment adviser, as a group, own more than 5% of such securities;


         (12) invest more than 25% of the value of the Fund's total assets in one particular industry.

*The Fund has never borrowed money for other than temporary cash flow purposes and has no intention of doing so in the foreseeable future unless unexpected developments make borrowing of money by the Fund under this fundamental investment restriction desirable in order to allow the Fund to meet its obligation (e.g., processing redemptions in a timely manner).


         With respect to investment restriction (9) above, the board of directors has delegated to the Funds' investment adviser the authority to determine whether a liquid market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, and whether or not such securities are subject to restriction (9) above. Under guidelines established by the board of directors, the adviser will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).


         In applying restriction (12) above, the Fund uses a modified S&P industry code classification schema which uses various sources to classify securities.

         The following non-fundamental investment restrictions have been adopted by the Fund. These investment restrictions may be changed by the directors at their discretion, without shareholder approval:

         (1) The Fund will not enter into any futures contracts, options on futures, puts and calls if immediately thereafter the aggregate margin deposits on all outstanding derivatives positions held by the Fund and premiums paid on outstanding positions, after taking into account unrealized profits and losses, would exceed 5% of the market value of the total assets of the Fund.


         (2) The Fund will not enter into any derivatives positions if the aggregate net amount of the Fund's commitments under outstanding derivatives positions of the Fund would exceed the market value of the total assets of the Fund.


         Under the 1940 Act, Fund directors and officers cannot be protected against liability to the Fund or its shareholders to which they would be subject because of willful misfeasance, bad faith, gross negligence or reckless disregard of duties of their office.

THE FUND AND ITS MANAGEMENT
---------------------------


         THE COMPANY. The Company was incorporated under the laws of Maryland as INVESCO Dynamics Fund, Inc. on April 2, 1993. On July 1, 1993, the Company assumed all of the assets and liabilities of Financial Dynamics Fund, Inc., which was incorporated in Colorado on February 17, 1967. On June 26, 1997, the

Company changed its name to INVESCO Capital Appreciation Funds, Inc. and designated two series of common stock of the Company as INVESCO Dynamics Fund and INVESCO Growth & Income Fund. On August 28, 1998, the Company changed its name to INVESCO Equity Funds, Inc. and designated a third series of shares of common stock of the Company as INVESCO Endeavor Fund. On October 29, 1998, the Company changed its name to INVESCO Stock Funds, Inc. On July 15, 1999, the Company assumed all of the assets and liabilities of (1) INVESCO Blue Chip Growth Fund, Inc., a series of INVESCO Growth Funds, Inc.; (2) INVESCO Small Company Growth Fund, a series of INVESCO Emerging Opportunity Funds, Inc.; (3) INVESCO S&P 500 Index Fund - Classes I and II, a series of INVESCO Specialty Funds, Inc.; and (4) INVESCO Value Equity Fund, a series of INVESCO Value Trust.

         The Company is an open-end, diversified, no-load management investment company currently consisting of seven portfolios of investments: INVESCO Blue Chip Growth Fund, INVESCO Dynamics Fund, INVESCO Endeavor Fund, INVESCO Growth & Income Fund, INVESCO Small Company Growth Fund, INVESCO S&P 500 Index Fund - Classes I and II and INVESCO Value Equity Fund. Additional funds may be offered in the future.

         THE INVESTMENT ADVISER. INVESCO Funds Group, Inc., a Delaware corporation ("INVESCO"), is employed as the Fund's investment advisor. INVESCO was established in 1932 and also serves as an investment adviser to INVESCO Bond Funds, Inc. (formerly, INVESCO Income Funds, Inc.), INVESCO Combination Stock and Bond Funds, Inc. (formerly, INVESCO Flexible Funds, Inc.), INVESCO Diversified Funds, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Funds, Inc. (formerly, INVESCO Growth Fund, Inc.), INVESCO Industrial Income Funds, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Sector Funds, Inc. (formerly, INVESCO Strategic Portfolios, Inc.), INVESCO Specialty Funds, Inc., INVESCO Tax-Free Income Funds, Inc., INVESCO Treasurer's Series Funds, Inc., INVESCO Value Trust and INVESCO Variable Investment Funds, Inc.

         THE DISTRIBUTOR. INVESCO Distributors, Inc. ("IDI") is the Fund's distributor. IDI, established in 1997, is a registered broker-dealer that acts as distributor for all retail mutual funds advised by INVESCO. Prior to September 30, 1997, INVESCO served as the Fund's distributor.


         INVESCO and IDI are indirect wholly-owned subsidiaries of AMVESCAP PLC, a publicly traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997 and to AMVESCAP PLC on May 8, 1997, as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group, Inc. that created one of the largest investment management businesses in the world with approximately $261 billion in assets under management as of June 30, 1998. INVESCO was established in 1932, and, as of August 31, 1998, managed 14 mutual funds, consisting of 49 separate portfolios, on behalf of over 899,000 shareholders.

         AMVESCAP PLC's other North American subsidiaries include the following:


         --INVESCO Retirement and Benefit Services, Inc. ("IRBS") of Atlanta, Georgia, develops and provides domestic and international defined contribution retirement plan services to sponsors, institutional plan providers and foreign governments.

         --INVESCO Retirement Plan Services ("IRPS") of Atlanta, Georgia, a division of IRBS, provides recordkeeping and investment selection services to defined contribution plan sponsors of plans with between $2 million and $200 million in assets. Additionally, IRPS provides investment consulting services to institutions seeking to provide INVESCO products and services in their retirement plan products and services.

         --Institutional Trust Company doing business as INVESCO Trust Company ("ITC") of Denver, Colorado, a division of IRBS, provides retirement account custodian and/or trust services for individual retirement accounts (IRAs) and other retirement plan accounts. These include services such as recordkeeping, tax reporting and compliance. ITC acts as trustee or custodian to these plans. ITC accepts contributions and provides, through INVESCO, complete transfer agency functions: correspondence, subaccounting, telephone communications and processing of distributions.

         --INVESCO Capital Management, Inc. of Atlanta, Georgia manages institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments, and endowment funds. INVESCO Capital Management, Inc. is the sole shareholder of INVESCO Services, Inc., a registered broker-dealer whose primary business is the distribution of shares of one registered investment company.

         --INVESCO  Management  &  Research,   Inc.  of  Boston,   Massachusetts
primarily manages pension and endowment accounts.

         --PRIMCO Capital Management, Inc. of Louisville, Kentucky specializes in managing stable return investments, principally on behalf of Section 401(k) retirement plans.

         --INVESCO Realty Advisors, Inc. of Dallas, Texas is responsible for providing advisory services in the U.S. real estate markets for pension plans and public pension funds, as well as endowment and foundation accounts.

         --INVESCO (NY), Inc., of New York, is an investment adviser for separately managed accounts, such as corporate and municipal pension plans,
Taft-Hartley Plans, insurance companies, charitable institutions and private individuals. INVESCO NY also offers the opportunity for its clients to invest both directly and indirectly through partnerships in primarily private investments or privately negotiated transactions. INVESCO NY further serves as investment adviser to several closed-end investment companies, and as sub-adviser with respect to certain commingled employee benefit trusts. INVESCO NY specializes in the fundamental research investment approach, with the help of quantitative tools.

         --A I M Advisors, Inc. of Houston, Texas provides investment advisory and administrative services for retail and institutional mutual funds.

         --A I M Capital Management, Inc. of Houston, Texas provides investment advisory services to individuals, corporations, pension plans and other private investment advisory accounts and also serves as a sub-adviser to certain retail and institutional mutual funds, one Canadian mutual fund and one portfolio of an open-end registered investment company that is offered to separate accounts of insurance companies that issue variable annuity and/or variable life contracts.

         --A I M Distributors, Inc. and Fund Management Company of Houston, Texas are registered broker-dealers that act as the principal underwriters for retail and institutional mutual funds.

         The corporate headquarters of AMVESCAP PLC are located at 11 Devonshire Square, London, EC2M 4YR, England.


         As indicated in the Fund's Prospectus, INVESCO permits investment and other personnel to purchase and sell securities for their own accounts in accordance with a compliance policy governing personal investing by directors, officers and employees of INVESCO and its North American affiliates. The policy requires officers, inside directors, investment and other personnel of INVESCO and its North American affiliates to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for trading authority will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Fund.


         In addition to the pre-clearance requirement described above, the policy subjects officers, inside directors, investment and other personnel of INVESCO and its North American affiliates to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the policy. The provisions of this policy are administered by and subject to exceptions authorized by INVESCO.


         INVESTMENT ADVISORY AGREEMENT. INVESCO serves as investment adviser to the Fund pursuant to an investment advisory agreement dated February 28, 1997 (the "Agreement") with the Company which was approved by the board of directors on November 6, 1996, by vote cast in person by a majority of the directors of the Company, including a majority of the directors of the Company who are not "interested persons" of the Company or INVESCO at a meeting called for such purpose. On May 13, 1999, this period was extended by the Company's board of directors through May 15, 2000. The Agreement was approved with respect to the Fund on July 15, 1999. Pursuant to shareholder authorization, the Agreement may be continued from year to year as long as each such continuance is specifically approved at least annually by the board of directors of the Company, or by a vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of the Fund. Any such continuance also must be approved by a majority of the Company's directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Agreement may be terminated at any time without penalty by either party upon sixty (60) days' written notice and terminates automatically in the event of an assignment to the extent required by the 1940 Act and the Rules thereunder.

         The Agreement provides that INVESCO shall manage the investment portfolio of the Fund in conformity with the Fund's investment policies (either directly or by delegation to a sub-adviser which may be a company affiliated with INVESCO). Further, INVESCO shall perform all administrative, internal accounting (including computation of net asset value), clerical, statistical, secretarial and all other services necessary or incidental to the administration of the affairs of the Fund excluding, however, those services that are the subject of separate agreement between the Fund and INVESCO or any affiliate thereof, including the distribution and sale of Fund shares and provision of transfer agency, dividend disbursing agency and registrar services, and services furnished under an Administrative Services Agreement with INVESCO discussed below. Services provided under the Agreement include but are not limited to: supplying the Fund with officers, clerical staff and other employees, if any, who are necessary in connection with the Fund's operations; furnishing office space, facilities, equipment and supplies; providing personnel and facilities required to respond to inquiries related to shareholder accounts; conducting periodic compliance reviews of the Fund's operations; preparation and review of required documents, reports and filings by INVESCO's in-house legal and accounting staff (including the prospectus, statement of additional information, proxy statements, shareholder reports, tax returns, reports to the SEC and other corporate documents of the Fund), except insofar as the assistance of independent accountants or attorneys is necessary or desirable; supplying basic telephone service and other utilities; and preparing and maintaining certain of the books and records required to be prepared and maintained by the Fund under the 1940 Act. Expenses not assumed by INVESCO are borne by the Fund.

         As full compensation for its advisory services provided to the Fund, INVESCO receives a monthly fee. The fee is calculated daily at an annual rate of: 0.60% on the first $350 million of the average net assets of the Fund; reduced to 0.55% on the next $350 million of the average net assets of the Fund; reduced to 0.50% on the Fund's average net assets exceeding $700 million. Effective May 13, 1999, the following additional breakpoints were agreed upon:
0.45% on the Fund's average net assets from $2 billion; 0.40% of the Fund's average net assets from $4 billion; 0.375% on the Fund's average net assets from $6 billion; and 0.35% on the Fund's average net assets from $8 billion. For the fiscal years ended August 31, 1998, 1997 and 1996, the Fund incurred advisory fees of $4,561,574, $3,922,981 and $3,196,929, respectively.

         ADMINISTRATIVE SERVICES AGREEMENT. INVESCO, either directly or through affiliated companies, provides certain administrative, sub-accounting and recordkeeping services to the Fund pursuant to an Administrative Services
Agreement dated February 28, 1997 (the "Administrative Agreement"). The Administrative Agreement was approved by the board of directors on November 6, 1996, by a vote cast in person by all of the directors of the Company, including all of the directors who are not "interested persons" of the Company or INVESCO at a meeting called for such purpose. The Administrative Agreement was for an initial term expiring February 28, 1998, and has been continued by action of the board of directors through May 15, 2000. The Administrative Agreement may be continued from year to year as long as each such continuance is specifically approved by the board of directors of the Company, including a majority of the directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Administrative Agreement may be terminated at any time without penalty by INVESCO on sixty (60) days' written notice, or by the Fund upon thirty (30) days' written notice, and terminates automatically in the event of an assignment unless the Fund's board of directors approves such assignment.


         The Administrative Agreement provides that INVESCO shall provide the following services to the Fund: (a) such sub-accounting and recordkeeping services and functions as are reasonably necessary for the operation of the Fund; and (b) such sub-accounting, recordkeeping and administrative services and functions, which may be provided by affiliates of INVESCO, as are reasonably necessary for the operation of Fund shareholder accounts maintained by certain retirement plans and employee benefit plans for the benefit of participants in such plans.


         As full compensation for services provided under the Administrative Agreement, the Fund pays a monthly fee to INVESCO consisting of a base fee of $10,000 per year, plus an additional incremental fee computed daily and paid monthly at an annual rate of 0.015% per year of the average net assets of the Fund prior to May 13, 1999 and 0.045% per year of the average net assets of the Fund effective May 13, 1999. For the fiscal years ended August 31, 1998, 1997 and 1996, the Fund paid INVESCO administrative services fees in the amount of $131,098 $112,386 and $92,412, respectively.

         TRANSFER AGENCY AGREEMENT. INVESCO also performs transfer agent, dividend disbursing agent and registrar services for the Fund pursuant to a Transfer Agency Agreement dated February 28, 1997, which was approved by the board of directors of the Company, including a majority of the Company's directors who are not parties to the Transfer Agency Agreement or "interested persons" of any such party, on November 6, 1996, for an initial term expiring February 28, 1998 which has been extended by action of the board of directors through May 15, 2000. Thereafter, the Transfer Agency Agreement may be continued from year to year as long as such continuance is specifically approved at least annually by the board of directors of the Company, or by a vote of the holders of a majority of the outstanding shares of the Fund. Any such continuance also must be approved by a majority of the Company's directors who are not parties to the Transfer Agency Agreement or interested persons (as defined by the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Transfer Agency Agreement may be terminated at any time without penalty by either party upon sixty (60) days' written notice and terminates automatically in the event of assignment.


         The Transfer Agency Agreement provides that the Fund shall pay to INVESCO an annual fee of $20.00 per shareholder account or, where applicable, per participant in an omnibus account. This fee is paid monthly at a rate of 1/12 of the annual fee and is based upon the number of shareholder accounts and omnibus account participants in existence during each month. For the fiscal years ended August 31, 1998, 1997 and 1996, the Fund paid INVESCO transfer agency fees of $1,160,513, $1,066,438 and $751,390, respectively.


         OFFICERS AND DIRECTORS OF THE COMPANY. The overall direction and supervision of the Fund is the responsibility of the board of directors, which has the primary duty of seeing that the Fund's general investment policies and programs of the Fund are carried out and that the Fund is properly administered. The officers of the Company, all of whom are officers and employees of and are paid by INVESCO, are responsible for the day-to-day administration of the Fund. The investment adviser for the Fund has the primary responsibility for making investment decisions on behalf of the Fund. These investment decisions are reviewed by the investment committee of INVESCO.

         All officers and directors of the Company hold comparable positions with INVESCO Bond Funds, Inc. (formerly, INVESCO Income Funds, Inc.), INVESCO Combination Stock and Bond Funds, Inc. (formerly, INVESCO Flexible Funds, Inc.), INVESCO Diversified Funds, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Funds, Inc. (formerly INVESCO Growth Fund, Inc.), INVESCO Industrial Income Funds, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Sector Funds, Inc. (formerly, INVESCO Strategic Portfolios, Inc.), INVESCO Specialty Funds, Inc., INVESCO Tax-Free Income Funds, Inc., INVESCO Treasurer's Series Funds, Inc., INVESCO Value Trust and INVESCO Variable Investment Funds, Inc. All of the directors and officers of the Fund also serve as trustees of INVESCO Value Trust. Set forth below is information with respect to each of the Company's officers and directors. Unless otherwise indicated, the address of the directors and officers is Post Office Box 173706, Denver, Colorado 80217-3706. Their affiliations represent their principal occupations during the past five years.


         CHARLES W. BRADY,*+ Chairman of the Board. Chief Executive Officer and Director of AMVESCAP PLC, London, England, and of various subsidiaries thereof. Chairman of the Board of INVESCO Global Health Sciences Fund. Address: 1315 Peachtree Street, NE, Atlanta, Georgia. Born: May 11, 1935.

         FRED A. DEERING,+# Vice Chairman of the Board. Trustee of INVESCO Global Health Sciences Fund. Formerly, Chairman of the Executive Committee and Chairman of the Board of Security Life of Denver Insurance Company, Denver, Colorado; Director of ING America Life Insurance Company. Address: Security Life Center, 1290 Broadway, Denver, Colorado. Born: January 12, 1928.

         VICTOR L. ANDREWS,**@ Director. Professor Emeritus, Chairman Emeritus and Chairman of the CFO Roundtable of the Department of Finance at Georgia State University, Atlanta, Georgia; President, Andrews Financial Associates, Inc. (consulting firm); since October 1984, Director of the Center for the Study of Regulated Industry at Georgia State University; formerly, member of the faculties of the Harvard Business School and the Sloan School of Management of MIT. Dr. Andrews is also a Director of the Southeastern Thrift and Bank Fund, Inc. and The Sheffield Funds, Inc. Address: 34 Seawatch Drive, Savannah, Georgia. Born: June 23, 1930.

         BOB R. BAKER,+** Director. President and Chief Executive Officer of AMC Cancer Research Center, Denver, Colorado, since January 1989; until mid-December 1988, Vice Chairman of the Board of First Columbia Financial Corporation (a financial institution), Englewood, Colorado. Formerly, Chairman of the Board and

Chief Executive Officer of First Columbia Financial Corporation. Address: 1600 Pierce Street, Lakewood, Colorado. Born: August 7, 1936.

         LAWRENCE H. BUDNER,#@@ Director. Trust Consultant; prior to June 30, 1987, Senior Vice President and Senior Trust Officer of InterFirst Bank, Dallas, Texas. Address: 7608 Glen Albens Circle, Dallas, Texas. Born: July 25, 1930.

         WENDY L. GRAMM, Ph.D.,**@ Director. Self-employed (since 1993); Professor of Economics and Public Administration, University of Texas at Arlington. Formerly, Chairman, Commodity Futures Trading Commission from 1988 to 1993, administrator for Information and Regulatory Affairs at the Office of Management and Budget from 1985 to 1988, Executive Director of the Presidential Task Force on Regulatory Relief and Director of the Federal Trade Commission's Bureau of Economics. Dr. Gramm is also a director of the Chicago Mercantile Exchange, Enron Corporation, IBP, Inc., State Farm Insurance Company, State Farm Life Insurance Company, Independent Women's Forum, International Republic Institute, and the Republican Women's Federal Forum. Dr. Gramm is also a member of the Board of Visitors, College of Business Administration, University of Iowa, and a member of the Board of Visitors, Center for Study of Public Choice, George Mason University. Address: 4201 Yuma Street, N.W., Washington, D.C. Born:
January 10, 1945.

         KENNETH T. KING,+#@@ Director. Formerly, Chairman of the Board of The Capitol Life Insurance Company, Providence Washington Insurance Company, and Director of numerous subsidiaries thereof in the U.S. Formerly, Chairman of the Board of The Providence Capitol Companies in the United Kingdom and Guernsey. Chairman of the Board of the Symbion Corporation (a high technology company) until 1987. Address: 4080 North Circulo Manzanillo, Tucson, Arizona. Born:
November 16, 1925.

         JOHN W. MCINTYRE,+#@@ Director. Retired. Formerly, Vice Chairman of the Board of Directors of The Citizens and Southern Corporation and Chairman of the Board and Chief Executive Officer of The Citizens and Southern Georgia Corporation and Citizens and Southern National Bank. Trustee of INVESCO Global Health Sciences Fund and Gables Residential Trust. Address: 7 Piedmont Center, Suite 100, Atlanta, Georgia. Born: September 14, 1930.

         LARRY SOLL, Ph.D.,**@ Director. Retired. Formerly, Chairman of the Board (1987 to 1994), Chief Executive Officer (1982 to 1989 and 1993 to 1994) and President (1982 to 1989) of Synergen Corp. Director of Synergen since incorporation in 1982. Director of ISI Pharmaceuticals, Inc., Trustee of INVESCO Global Health Sciences Fund.
Address: 345 Poorman Road, Boulder, Colorado.  Born: April 26, 1942.

         MARK H. WILLIAMSON,+* President, CEO and Director. President, CEO and Director of IDI; President, CEO and Director of INVESCO and President of INVESCO Global Health Sciences Fund. Formerly, Chairman and CEO of NationsBanc Advisors, Inc. (1995 to 1997) and Chairman of NationsBanc Investments, Inc. (1997 to
1998). Born: May 24, 1951.

         GLEN A. PAYNE, Secretary. Senior Vice President (since 1995), General Counsel (since 1989) and Secretary (since 1989) of INVESCO and Senior Vice President, General Counsel and Secretary of IDI (since 1997); Secretary of INVESCO Global Health Sciences Fund; Vice President (May 1989 to April 1995) of INVESCO; Senior Vice President, (since 1995), General Counsel (since 1989) and Secretary (1989 to 1998) of ITC. Formerly, employee of a U.S. regulatory agency, Washington, D.C. (June 1973 through May 1989). Born: September 25, 1947.

         RONALD L. GROOMS, Treasurer. Senior Vice President and Treasurer of INVESCO (since 1988). Senior Vice President and Treasurer of IDI (since 1997). Treasurer, Principal Financial and Accounting Officer, INVESCO Global Health Sciences Fund. Senior Vice President and Treasurer of ITC (1988 to 1998). Born:
October 1, 1946.

         WILLIAM J. GALVIN, JR., Assistant Secretary. Senior Vice President of INVESCO (since 1995) and of IDI (since 1997). Trust Officer of ITC (1995 to
1998); and formerly (August 1992 to July 1995) Vice President of INVESCO. Formerly, Vice President of 440 Financial Group from June 1990 to August 1992 and Assistant Vice President of Putnam Companies from November 1986 to June 1990. Born: August 21, 1956.

         ALAN I. WATSON, Assistant Secretary. Vice President of INVESCO Funds Group, Inc. (since 1984). Formerly, Trust Officer of ITC. Born: September 14, 1941.

         JUDY P. WIESE, Assistant Treasurer. Vice President of INVESCO Funds Group, Inc. (since 1984). Formerly, Trust Officer of ITC. Born: February 3, 1948.


         *These directors are "interested persons" of the Company as defined in the 1940 Act.


         #Member of the audit committee of the Company.

         +Member of the executive committee of the Company. On occasion, the executive committee acts upon the current and ordinary business of the Company between meetings of the board of directors. Except for certain powers which, under applicable law, may only be exercised by the full board of directors, the executive committee may exercise all powers and authority of the board of directors in the management of the business of the Company. All decisions are subsequently submitted for ratification by the board of directors.

         @Member of the derivatives committee of the Company.

         @@Member of the soft dollar brokerage committee of the Company.

         **Member of the management liaison committee of the Company.


         As of July 9, 1999, officers and directors of the Fund, as a group, beneficially owned less than 1% of the Fund's outstanding shares.

Director Compensation
---------------------


         The following table sets forth, for the fiscal year ended April 30, 1998, the compensation paid by the Fund to its independent directors for services rendered in their capacities as directors of the Fund, the benefits accrued as Fund expenses with respect to the Defined Benefit Deferred Compensation Plan discussed below; and the estimated annual benefits to be received by these directors upon retirement as a result of their service to the Fund. In addition, the table sets forth the total compensation paid by all of the mutual funds distributed by IDI and advised by INVESCO (including the Company), INVESCO Treasurer's Series Funds, Inc. and INVESCO Global Health Sciences Fund (collectively, the "INVESCO Complex") to these directors for services rendered in their capacities as directors or trustees during the year ended December 31, 1998. As of December 31, 1998, there were 49 funds in the INVESCO Complex.

                                                                      Total
                                     Retirement                   Compensa-
                                       Benefits     Estimated     tion From
                       Aggregate     Accrued As        Annual       INVESCO
                       Compensa-        Part of      Benefits       Complex
                        ion From        Company          Upon       Paid To
                         Company(1)    Expenses(2) Retirement(3)  Directors(1)

Fred A. Deering,          $4,449         $3,647        $2,463      $103,700
Vice Chairman of
 the Board

Victor L. Andrews          4,030          3,489         2,716        80,350

Bob R. Baker               4,214          3,116         3,639        84,000

Lawrence H. Budner         3,935          3,489         2,716        79,350

Daniel D. Chabris(4)       1,705          3,565         2,234        70,000

Wendy L. Gramm             3,940              0             0        79,000

Kenneth T. King            4,246          3,723         2,234        77,050

John W. McIntyre           4,138              0             0        98,500

Larry Soll                 3,873              0             0        96,000
                         -------         ------        ------      --------

Total                    $34,530        $21,029       $16,002      $767,950

% of Net Assets          0.0017%(5)     0.0010%(5)                  0.0035%(6)


         (1)The vice chairman of the board, the chairmen of the audit, management liaison, derivatives, soft dollar brokerage and compensation committees, and the members of the executive and valuation committees each receive compensation for serving in such capacities in addition to the compensation paid to all independent directors.

         (2)Represents benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below and not compensation deferred at the election of the directors.


         (3)These figures represent the Company's share of the estimated annual benefits payable by the INVESCO Complex (excluding INVESCO Global Health
Sciences Fund which does not participate in this retirement plan) upon the directors' retirement, calculated using the current method of allocating director compensation among the funds in the INVESCO Complex. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the directors will be adjusted periodically for inflation, for increases in the number of funds in the INVESCO Complex and for other reasons during the period in which retirement benefits are accrued on behalf of the respective directors. This results in lower estimated benefits for directors who are closer to retirement and higher estimated benefits for directors who are further from retirement. With the exception of Drs. Soll and Gramm, each of these directors has served as a director/trustee of one or more of the funds in the INVESCO Complex for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan.


         (4)Mr. Chabris retired as a director effective September 30, 1998.


         (5)Total as a percentage of the Company's net assets as of April 30, 1999.


         (6)Total as a percentage of the net assets of the INVESCO Complex as of December 31, 1998.


         Messrs. Brady and Williamson, as "interested persons" of the Fund and of the other funds in the INVESCO Complex, receive compensation as officers or employees of INVESCO or its affiliated companies and do not receive any director's fees or other compensation from the Fund or other funds in the INVESCO Complex for their service as directors.

         The boards of directors/trustees of the mutual funds managed by INVESCO have adopted a Defined Benefit Deferred Compensation Plan for the non-interested directors and trustees of the funds. Under this plan, each director or trustee who is not an interested person of the funds (as defined in the 1940 Act) and who has served for at least five years (a "qualified director") is entitled to receive, upon termination of service as a director (normally at the retirement age of 72 or the retirement age of 73 to 74, if the retirement date is extended by the boards for one or two years but less than three years) continuation of payment for one year (the "first year retirement benefit") of the annual basic retainer and annualized board meeting fees payable by the funds to the qualified director at the time of his or her retirement (the "basic retainer"). Commencing with any such director's second year of retirement, and commencing with the first year of retirement of a director whose retirement has been extended by the board for three years, a qualified director shall receive quarterly payments at an annual rate equal to 50% of the basic retainer and annualized board meeting fees. These payments will continue for the remainder of the qualified director's life or ten years, whichever is longer (the "reduced retainer payments"). If a qualified director dies or becomes disabled after age 72 and before age 74 while still a director of the funds, the first year retirement benefit and the reduced retainer payments will be made to him or her or to his or her beneficiary or estate. If a qualified director becomes disabled or dies either prior to age 72 or during his or her 74th year while still a director of the funds, the director will not be entitled to receive the first year retirement benefit; however, the reduced retainer payments will be made to his beneficiary or estate. The plan is administered by a committee of three directors who are also participants in the plan and one director who is not a plan participant. The cost of the plan will be allocated among the INVESCO funds in a manner determined to be fair and equitable by the committee. The Fund began making payments to Mr. Chabris as of October 1, 1998. The Fund has no stock options or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers.


         The independent directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of certain of the INVESCO funds. The deferred amounts are being invested in shares of all of the INVESCO funds. Each independent director is, therefore, an indirect owner of shares of each INVESCO fund.


         The Company has an audit committee that is comprised of four of the directors who are not interested persons of the Fund. The committee meets periodically with the Company's independent accountants and officers to review accounting principles used by the Company, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters.

         The Company has a management liaison committee which meets quarterly with various management personnel of INVESCO in order (a) to facilitate better understanding of management and operations of the Company, and (b) to review legal and operational matters which have been assigned to the committee by the board of directors, in furtherance of the board of directors' overall duty of supervision.


         The Company has a soft dollar brokerage committee. The committee meets periodically to review soft dollar brokerage transactions by the Company, and to review policies and procedures of the Company's adviser with respect to soft dollar brokerage transactions. It reports on these matters to the Company's board of directors.

         The Company has a derivatives committee. The committee meets periodically to review derivatives investments made by the Company. It monitors derivatives usage by the Company and the procedures utilized by the Company's adviser to ensure that the use of such instruments follows the policies on such instruments adopted by the board of directors. It reports on these matters to the Company's board of directors.

HOW SHARES CAN BE PURCHASED
---------------------------


         The shares of the Fund are sold on a continuous basis at the net asset value per share of the Fund next calculated after receipt of a purchase order in good form. Net asset value per share of the Fund is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange but may also be computed at other times. See "How Shares Are Valued."


         The Company has authorized one or more brokers to accept purchase orders on the Fund's behalf. Such brokers are authorized to designate other intermediaries to accept purchase orders on the Fund's behalf. The Fund will be deemed to have received a purchase order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. A purchase order will be priced at the Fund's net asset value next calculated after the order has been accepted by an authorized broker or the broker's authorized designee.


         IDI acts as the Company's distributor under a distribution agreement with the Company and bears all expenses, including the costs of printing and distributing prospectuses, incident to direct sales and distribution of the Fund's shares on a no-load basis.

         DISTRIBUTION PLAN. As discussed in the section of the Fund's Prospectus entitled "How To Buy Shares - Distribution Expenses," the Company has adopted a Plan and Agreement of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act.

         The Plan provides that the Fund may make monthly payments to IDI of amounts computed at an annual rate no greater than 0.25% of the Fund's average net assets to permit IDI, at its discretion, to engage in certain activities and provide services in connection with the distribution of the Fund's shares to investors. Payment by the Fund under the Plan, for any month, may be made to compensate IDI for permissible activities engaged in and services provided by IDI during the rolling 12-month period in which that month falls. For the fiscal year ended August 31, 1998 the Fund made payments to INVESCO (the predecessor of IDI as distributor of shares of the Fund) and IDI under the 12b-1 Plan in the amount of $2,009,378. In addition, as of August 31, 1998, $168,680 of additional distribution accruals had been incurred under the Plan for the Fund and will be paid to IDI during the fiscal year ended August 31, 1999. As noted in the Prospectus, one type of expenditure is the payment of compensation to securities companies and other financial institutions and organizations, which may include INVESCO-affiliated companies, in order to obtain various distribution-related and/or administrative services for the Fund. The Fund is authorized by the Plan to use its assets to finance the payments made to obtain those services. Payments will be made by IDI to broker-dealers who sell shares of the Fund and may be made to banks, savings and loan associations and other depository institutions. Although the Glass-Steagall Act limits the ability of certain banks to act as underwriters of mutual fund shares, the Fund does not believe that these limitations would affect the ability of such banks to enter into arrangements with IDI, but can give no assurance in this regard. However, to the extent it is determined otherwise in the future, arrangements with banks might have to be modified or terminated, and, in that case, the size of the Fund possibly could decrease to the extent that the banks would no longer invest customer assets in the Fund. Neither the Fund nor its investment adviser will give any preference to banks or other depository institutions which enter into such arrangements when selecting investments to be made by the Fund.


         For the fiscal year ended August 31, 1998, allocations of 12b-1 amounts paid by the Fund for the following categories of expenses were: advertising -- $1,315,305; sales literature, printing and postage -- $111,363; direct mail -- $70,179; public relations/promotion -- $133,079; compensation to securities dealers and other organizations -- $195,565; marketing personnel -- $183,887.

         The nature and scope of services which are provided by securities dealers and other organizations may vary by dealer but include, among other things, processing new stockholder account applications, preparing and transmitting to the Fund's Transfer Agent computer-processable tapes of the Fund's transactions by customers, serving as the primary source of information to customers in answering questions concerning the Fund, and assisting in other customer transactions with the Fund.

         The initial Plan was approved on April 21, 1993, at a meeting called for such purpose by a majority of the directors of the Company, including a majority of the directors who neither are "interested persons" of the Company nor have any financial interest in the operation of the Plan ("independent directors"). The board of directors, on February 4, 1997, approved amending the Plan to a compensation type 12b-1 plan. This amendment of the Plan did not result in increasing the amount of the Fund's payments thereunder. Pursuant to authorization granted by the Company's board of directors on September 2, 1997, a new Plan became effective on September 29, 1997, under which IDI assumed all obligations related to distribution which were previously performed by INVESCO. Pursuant to shareholder authorization, the Plan was approved with respect to the Fund on July 15, 1999.

         The Plan provides that it shall continue in effect with respect to the Fund for so long as such continuance is approved at least annually by the vote of the board of directors of the Company cast in person at a meeting called for the purpose of voting on such continuance. The Plan can also be terminated at any time with respect to the Fund, without penalty, if a majority of the independent directors, or shareholders of the Company, vote to terminate the Plan. The Company may, in its absolute discretion, suspend, discontinue or limit the offering of its shares of the Fund at any time. In determining whether any such action should be taken, the board of directors intends to consider all relevant factors including, without limitation, the size of the Fund, the investment climate for the Fund, general market conditions, and the volume of sales and redemptions of the Fund's shares. The Plan may continue in effect and payments may be made under the Plan following any such temporary suspension or limitation of the offering of the Fund's shares; however, the Company is not contractually obligated to continue the Plan for any particular period of time. Suspension of the offering of the Fund's shares would not, of course, affect a shareholder's ability to redeem his or her shares. So long as the Plan is in effect, the selection and nomination of persons to serve as independent directors of the Company shall be committed to the independent directors then in office at the time of such selection or nomination. The Plan may not be amended to increase materially the amount of the Fund's payments thereunder without approval of the shareholders of the Fund, and all material amendments to the Plan must be approved by the board of directors of the Company, including a majority of the independent directors. Under the agreement implementing the Plan, IDI or the Company, the latter by vote of a majority of the independent directors, or of the holders of a majority of the Company's outstanding voting securities, may terminate such agreement without penalty upon 30 days' written notice to the other party. No further payments will be made by the Fund under the Plan in the event of its termination.

         To the extent that the Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, it shall remain in effect as such, so as to authorize the use of the Fund's assets in the amounts and for the purposes set forth therein, notwithstanding the occurrence of an assignment, as defined by the 1940 Act, and rules thereunder. To the extent it constitutes an agreement pursuant to a plan, the Fund's obligation to make payments to IDI shall terminate automatically, in the event of such "assignment," in which case the Fund may continue to make payments pursuant to the Plan to IDI or another organization only upon the approval of new arrangements, which may or may not be with IDI, regarding the use of the amounts authorized to be paid by it under the Plan, by the directors, including a majority of the independent directors, by a vote cast in person at a meeting called for such purpose.


         Information regarding the services rendered under the Plan and the amounts paid therefor by the Fund are provided to, and reviewed by, the directors on a quarterly basis. On an annual basis, the directors consider the continued appropriateness of the Plan and the level of compensation provided therein.


         The only  directors or interested  persons,  as that term is defined in
Section 2(a)(19) of the 1940 Act, of the Company who have a direct or indirect financial interest in the operation of the Plan are the officers and directors of the Company listed herein under the section entitled "The Fund And Its Management - Officers and Directors of the Fund" who are also officers either of IDI or companies affiliated with IDI. The benefits which the Fund believes will be reasonably likely to flow to it and its shareholders under the Plan include the following:


         (1) Enhanced marketing efforts, if successful, should result in an increase in net assets through the sale of additional shares and afford greater resources with which to pursue the investment objective of the Fund;

         (2)      The sale of  additional  shares  reduces the  likelihood  that redemption of shares will require the liquidation of securities of the Fund in amounts and at times that are disadvantageous for investment purposes;

         (3) The positive effect which increased Fund assets will have on its revenues could allow INVESCO and its affiliated companies:


                  (a) To have greater resources to make the financial commitments necessary to improve the quality and level of the Fund's shareholder services (in both systems and personnel),


                  (b) To increase the number and type of mutual funds available to investors from INVESCO and its affiliated companies (and support them in their infancy), and thereby expand the investment choices available to all shareholders, and

                  (c) To acquire and retain talented employees who desire to be associated with a growing organization; and


         (4) Increased Fund assets may result in reducing each investor's share of certain expenses through economies of scale (e.g.

                  exceeding established breakpoints in the advisory fee schedule and allocating fixed expenses over a larger asset base), thereby partially offsetting the costs of the Plan.

HOW SHARES ARE VALUED
---------------------

         As discussed in the section of the Fund's Prospectus entitled "Fund Price And Performance," the net asset value of shares of the Fund is computed once each day that the New York Stock Exchange is open as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m. New York time) and applies to purchase and redemption orders received prior to that time. Net asset value per share is also computed on any other day on which there is a sufficient degree of trading in the securities held by the Fund that the current net asset value per share might be materially affected by changes in the value of the securities held, but only if on such day the Fund receives a request to purchase or redeem shares. Net asset value per share is not calculated on days the New York Stock Exchange is closed, such as federal holidays, including New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

         The net asset value per share of the Fund is calculated by dividing the value of all securities held by the Fund plus its other assets (including dividends and interest accrued but not collected), less the Fund's liabilities (including accrued expenses), by the number of outstanding shares of the Fund. Securities traded on national securities exchanges, the NASDAQ National Market System, the NASDAQ Small Cap Market and foreign markets are valued at their last sale prices on the exchanges or markets where such securities are primarily traded. Securities traded in the over-the-counter market for which last sale prices are not available and listed securities for which no sales are reported on a particular date, are valued at their highest closing bid prices (or, for debt securities, yield equivalents thereof) obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities or other assets will be valued at fair value as determined in good faith by the Fund's board of directors or pursuant to procedures adopted by the board of directors. The above procedures may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional-size trading units of debt securities. Prior to utilizing a pricing service, the board of directors of the Company will review the methods used by such service to assure itself that securities will be valued at their fair values. The Fund's Board of Directors also periodically monitors the methods used by such pricing services. Debt securities with remaining maturities of 60 days or less at the time of purchase are normally valued at amortized cost.

         The value of securities held by the Fund and other assets used in computing net asset value generally is determined as of the time regular trading in such securities or assets is completed each day. Because regular trading in most foreign securities markets is completed simultaneously with, or prior to, the close of regular trading on the New York Stock Exchange, closing prices for foreign securities usually are available for purposes of computing the Fund's net asset value. However, in the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. The value of all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the spot rates of such currencies against the U.S. dollar provided by an approved pricing service.

FUND PERFORMANCE
----------------

         As discussed in the section of the Fund's Prospectus entitled "Fund Price And Performance," the Company advertises the total return performance of the Fund. The average annual total return performance for the one-, five- and ten-year periods ended August 31, 1998 was 13.42%, 14.95% and 15.82%, respectively. Average annual total return performance for each of the periods indicated was computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                                         n
                                 P(1 + T) = ERV

where:            P = initial payment of $1000
                  T = average annual total return
                  n = number of years
                  ERV = ending redeemable value of initial payment


         The average annual total return performance figures shown above were determined by solving the above formula for "T" for each time period.

         In conjunction with performance reports, comparative data between the Fund's performance for a given period and other types of investment vehicles, including certificates of deposit, may be provided to prospective investors and shareholders.


         From time to time, evaluations of performance made by independent sources may also be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Funds. Sources for Fund performance information and articles about the Funds include, but are not limited to, the following:

         AMERICAN ASSOCIATION OF INDIVIDUAL INVESTORS' JOURNAL
         BANXQUOTE
         BARRON'S
         BUSINESS WEEK
         CDA INVESTMENT TECHNOLOGIES
         CNBC
         CNN
         CONSUMER DIGEST
         FINANCIAL TIMES
         FINANCIAL WORLD
         FORBES
         FORTUNE

         IBBOTSON ASSOCIATES, INC.
         INSTITUTIONAL INVESTOR
         INVESTMENT COMPANY DATA, INC.
         INVESTOR'S BUSINESS DAILY
         KIPLINGER'S PERSONAL FINANCE
         LIPPER ANALYTICAL SERVICES, INC.'S MUTUAL FUND PERFORMANCE
           ANALYSIS
         MONEY
         MORNINGSTAR
         MUTUAL FUND FORECASTER
         NO-LOAD ANALYST
         NO-LOAD FUND X
         PERSONAL INVESTOR
         SMART MONEY
         THE NEW YORK TIMES
         THE NO-LOAD FUND INVESTOR
         U.S. NEWS AND WORLD REPORT
         UNITED MUTUAL FUND SELECTOR
         USA TODAY
         WALL STREET JOURNAL
         WIESENBERGER INVESTMENT COMPANIES SERVICES
         WORKING WOMAN
         WORTH

SERVICES PROVIDED BY THE FUND
-----------------------------


         PERIODIC WITHDRAWAL PLAN. As described in the section of the Fund's Prospectus entitled "How To Sell Shares," the Fund offers a Periodic Withdrawal Plan. All dividends and other distributions on shares owned by shareholders participating in this Plan are reinvested in additional shares. Because withdrawal payments represent the proceeds from sales of shares, the amount of shareholders' investments in the Fund will be reduced to the extent that withdrawal payments exceed dividends and other distributions paid and reinvested. Any gain or loss on such redemptions must be reported for tax purposes. In each case, shares will be redeemed at the close of business on or about the 20th day of each month preceding payment and payments will be mailed within five business days thereafter.


         The Periodic Withdrawal Plan involves the use of principal and is not a guaranteed annuity. Payments under such a Plan do not represent income or a return on investment.

         Participation in the Periodic Withdrawal Plan may be terminated at any time by sending a written request to INVESCO. Upon termination, all future dividends and capital gain distributions will be reinvested in additional shares unless a shareholder requests otherwise.


         EXCHANGE POLICY. As discussed in the section of the Prospectus entitled "How To Buy Shares - Exchange Policy," the Fund offers shareholders the ability to exchange shares of the Fund for shares of certain other mutual funds advised by INVESCO. Exchange requests may be made either by telephone or by written request to INVESCO using the telephone number or address on the cover of this Statement of Additional Information. Exchanges made by telephone must be in an amount of at least $250, if the exchange is being made into an existing account of one of the INVESCO funds. All exchanges that establish a new account must meet the fund's applicable minimum initial investment requirements. Written exchange requests into an existing account have no minimum requirements. Any gain or loss realized on an exchange is recognized for federal income tax purposes. This ability is not an option or right to purchase securities and is not available in any state or other jurisdiction where the shares of the mutual fund into which transfer is to be made are not qualified for sale, or when the net asset value of the shares presented for exchange is less than the minimum dollar purchase required by the appropriate prospectus.


TAX-DEFERRED RETIREMENT PLANS
-----------------------------


         As described in the section of the Fund's Prospectus entitled "Fund Services," shares of the Fund may be purchased as the investment medium for various tax-deferred retirement plans. Persons who request information regarding these plans from INVESCO will be provided with prototype documents and other supporting information regarding the type of plan requested. Each of these plans involves a long-term commitment of assets and is subject to possible regulatory penalties for excess contributions, premature distributions or for insufficient distributions after age 70-1/2. The legal and tax implications may vary according to the circumstances of the individual investor. Therefore, the investor is urged to consult with an attorney or tax adviser prior to the establishment of such a plan.


HOW TO REDEEM SHARES
--------------------


         Normally, payments for shares redeemed will be mailed within seven days following receipt of the required documents as described in the section of the Fund's Prospectus entitled "How To Sell Shares." The right of redemption may be suspended and payment postponed when: (a) the New York Stock Exchange is closed for other than customary weekends and holidays; (b) trading on that exchange is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) the Securities and Exchange Commission by order so permits.


         The Company has authorized one or more brokers to accept redemption orders on the Fund's behalf. Such brokers are authorized to designate other intermediaries to accept redemption orders on the Fund's behalf. The Fund will be deemed to have received a redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. A redemption order will be priced at the Fund's Net Asset Value next calculated after the order has been accepted by an authorized broker or the broker's authorized designee.


         It is possible that in the future conditions may exist which would, in the opinion of the Fund's investment adviser, make it undesirable for the Fund to pay for redeemed shares in cash. In such cases, the investment adviser may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund is obligated under the 1940 Act to redeem for cash all shares of the Fund presented for redemption by any one shareholder having a value up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are selected entirely by the investment adviser based on what is in the best interests of the Fund and its shareholders and are valued at the value assigned to them in computing the Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of the securities.


DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES
----------------------------------------


         The Company intends to conduct its business and satisfy the applicable diversification of assets and source of income requirements to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Company so qualified for the taxable year ended August 31, 1998, and intends to qualify during its current taxable year. As a result, because the Company intends to distribute all of its income and recognized gains, it is anticipated that the Company will pay no federal income or excise taxes and that the Company will be accorded conduit or "pass through" treatment for federal income tax purposes.


         Dividends paid by the Fund from net investment income as well as distributions of net realized short-term capital gains and net realized gains from certain foreign currency transactions are, for federal income tax purposes, taxable as ordinary income to shareholders. After the end of each calendar year, the Fund sends shareholders information regarding the amount and character of dividends paid in the year.

         Distributions by the Fund of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are, for federal income tax purposes, taxable to the shareholder as long-term capital gains regardless how long a shareholder has held shares of the Fund. During 1997, the Taxpayer Relief Act established a new maximum capital gains tax rate of 20%. Depending on the holding period of the asset giving rise to the gain, a capital gain was taxable at a maximum rate of either 20% or 28%. Beginning January 1, 1998, all long-term gains on the sale of securities held for more than 12 months will be taxable at a maximum rate of 20%. In addition, legislation signed in October of 1998 provides that all capital gain distributions from a mutual fund paid to shareholders during 1998 will be taxed at a maximum rate of 20%. Accordingly, all capital gain distributions paid in 1998 will be taxable at a maximum rate of 20%. Note that the rate of capital gains tax is dependent on the shareholder's marginal tax rate and may be lower than the above rates. At the end of each year, information regarding the tax status of dividends and other distributions is provided to shareholders. Shareholders should consult their tax adviser as to the effect of distributions by the Fund.


         All dividends and other distributions are regarded as taxable to the investor, regardless of whether such dividends and distributions are reinvested in additional shares of the Fund or another fund in the INVESCO group. The net asset value of Fund shares reflects accrued net investment income and undistributed realized capital and foreign currency gains; therefore, when a distribution is made, the net asset value is reduced by the amount of the distribution. If the net asset value of Fund shares were reduced below a shareholder's cost as a result of a distribution, such distribution would be taxable to the shareholder although a portion would be, in effect, a return of invested capital. If shares are purchased shortly before a distribution, the full price for the shares will be paid and some portion of the price may then be returned to the shareholder as a taxable dividend or capital gain. However, the net asset value per share will be reduced by the amount of the distribution, which would reduce any gain or increase any loss for tax purposes on any subsequent redemption of shares by the shareholder.

         INVESCO may provide Fund shareholders with information concerning the average cost basis of their shares in order to help them prepare their tax returns. This information is intended as a convenience to shareholders, and will not be reported to the Internal Revenue Service (the "IRS"). The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The cost basis information provided by INVESCO will be computed using the single-category average cost method, although neither INVESCO nor the Fund recommends any particular method of determining cost basis. Other methods may result in different tax consequences. If a shareholder has reported gains or losses with respect to shares of the Fund in past years, the shareholder must continue to use the cost basis method previously used unless the shareholder applies to the IRS for permission to change the method.


         If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

         The Fund will be subject to a non-deductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of it ordinary income for that year and net capital gains for the one-year period ending on October 31 of that year, plus certain other amounts.

         Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not imposes taxes on capital gains in respect of investments by foreign investors. Foreign taxes withheld may be treated as an expense of the Fund.


         The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation (other than a controlled foreign corporation) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to the Fund to the extent that income is distributed to its shareholders.

         The Fund may elect to "mark-to-market" its stock in any PFIC. Marking-to-market, in this context, means including in ordinary income for each taxable year the excess, if any, of the fair market value of the PFIC stock over the Fund's adjusted tax basis therein as of the end of that year. Once the election has been made, the Fund also will be allowed to deduct from ordinary income the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the end of the year, but only to the extent of any net mark-to-market gains with respect to that PFIC stock included by the Fund for prior taxable years beginning after December 31, 1997. The Fund's adjusted tax basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

         Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of each security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders.


         Shareholders should consult their own tax advisers regarding specific questions as to federal, state and local taxes. Dividends and other distributions generally will be subject to applicable state and local taxes. Qualification as a regulated investment company under the Code for federal income tax purposes does not entail government supervision of management or investment policies.

INVESTMENT PRACTICES
--------------------


         PORTFOLIO TURNOVER. There are no fixed limitations regarding the Fund's portfolio turnover. The rate of portfolio turnover can fluctuate under constantly changing economic conditions and market circumstances. Securities initially satisfying basic policies and objectives of the Fund may be disposed of when they are no longer suitable. Brokerage costs to the Fund are commensurate with the rate of portfolio activity. Portfolio turnover rates for the fiscal years ended August 31, 1998, 1997 and 1996 were 153%, 286% and 207%, respectively. In computing the portfolio turnover rate, all investments with maturities or expiration dates at the time of acquisition of one year or less are excluded. Subject to this exclusion, the turnover rate is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of the value of portfolio securities owned by the Fund during the fiscal year. The portfolio turnover rate increased in fiscal 1997 over 1996 and over fiscal 1995 primarily as a result of a restructuring of the Fund's portfolio that occurred during those years.

         PLACEMENT OF PORTFOLIO BROKERAGE. INVESCO, as the Fund's investment adviser, places orders for the purchase and sale of securities with brokers and dealers based upon INVESCO's evaluation of such brokers' and dealers' financial responsibility subject to their ability to effect transactions at the best available prices. INVESCO evaluates the overall reasonableness of brokerage commissions or underwriting discounts (the difference between the full acquisition price to acquire the new offering and the discount offered to members of the underwriting syndicate) paid by reviewing the quality of executions obtained on the Fund's portfolio transactions, viewed in terms of the size of transactions, prevailing market conditions in the security purchased or sold, and general economic and market conditions. In seeking to ensure that any commissions or discounts charged the Fund are consistent with prevailing and reasonable commissions or discounts, INVESCO also endeavors to monitor brokerage industry practices with regard to the commissions or discounts charged by broker-dealers on transactions effected for other comparable institutional investors. While INVESCO seeks reasonably competitive rates, the Fund does not necessarily pay the lowest commission, spread or discount available.


         Consistent with the standard of seeking to obtain the best execution on portfolio transactions, INVESCO may select brokers that provide research services to effect such transactions. Research services consist of statistical and analytical reports relating to issuers, industries, securities and economic factors and trends, which may be of assistance or value to INVESCO in making informed investment decisions. Research services prepared and furnished by brokers through which the Fund effects securities transactions may be used by INVESCO in servicing all of its accounts and not all such services may be used by INVESCO in connection with the Fund.

         In recognition of the value of the above-described brokerage and research services provided by certain brokers, INVESCO, consistent with the standard of seeking to obtain the best execution on portfolio transactions, may place orders with such brokers for the execution of Fund transactions on which the commissions or discounts are in excess of those which other brokers might have charged for effecting the same transactions.


         Fund transactions may be effected through qualified brokers and dealers that recommend the Fund to their clients, or that act as agent in the purchase of the Fund's shares for their clients. When a number of brokers and dealers can provide comparable best price and execution on a particular transaction, INVESCO may consider the sale of Fund shares by a broker or dealer in selecting among qualified brokers and dealers.

         Certain financial institutions (including brokers who may sell shares of the Fund, or affiliates of such brokers) are paid a fee (the "Services Fee") for recordkeeping, shareholder communications and other services provided by the brokers to investors purchasing shares of the Fund through no transaction fee programs ("NTF Programs") offered by the financial institution or its affiliated broker (an "NTF Program Sponsor"). The Services Fee is based on the average daily value of the investments in the Fund made in the name of such NTF Program Sponsor and held in omnibus accounts maintained on behalf of investors participating in the NTF Program. With respect to certain NTF Programs, the directors of the Company have authorized the Fund to apply dollars generated from the Fund's Plan and Agreement of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan") to pay the entire Services Fee, subject to the maximum Rule 12b-1 fee permitted by the Plan. With respect to other NTF Programs, the Company's directors have authorized the Fund to pay transfer agency fees to INVESCO based on the number of investors who have beneficial interests in the NTF Program Sponsor's omnibus accounts in that Fund. INVESCO, in turn, pays these transfer agency fees to the NTF Program Sponsor as a sub-transfer agency or recordkeeping fee in payment of all or a portion of the Services Fee. In the event that the sub-transfer agency or recordkeeping fee is insufficient to pay all of the Services Fee with respect to these NTF Programs, the directors of the Fund have authorized the Fund to apply dollars generated from the Plan to pay the remainder of the Services Fee, subject to the maximum Rule 12b-1 fee permitted by the Plan. INVESCO itself pays the portion of the Fund's Services Fee, if any, that exceeds the sum of the sub-transfer agency or recordkeeping fee and Rule 12b-1 fee. The Fund's directors have further authorized INVESCO to place a portion of the Fund's brokerage transactions with certain NTF Program Sponsors or their affiliated brokers, if INVESCO reasonably believes that, in effecting the Fund's transactions in portfolio securities, the broker is able to provide the best execution of orders at the most favorable prices. A portion of the commissions earned by such a broker from executing portfolio transactions on behalf of the Fund may be credited by the NTF Program Sponsor against its Services Fee. Such credit shall be applied first against any sub-transfer agency or recordkeeping fee payable with respect to the Fund, and second against any Rule 12b-1 fees used to pay a portion of the Services Fee, on a basis which has resulted from negotiations between INVESCO or IDI and the NTF Program Sponsor. Thus, the Fund pays sub-transfer agency or recordkeeping fees to the NTF Program Sponsor in payment of the Services Fee only to the extent that such fees are not offset by the Fund's credits. In the event that the transfer agency fee paid by the Fund to INVESCO with respect to investors who have beneficial interests in a particular NTF Program Sponsor's omnibus accounts in the Fund exceeds the Services Fee applicable to that Fund, after application of credits, INVESCO may carry forward the excess and apply it to future Services Fees payable to that NTF Program Sponsor with respect to the Fund. The amount of excess transfer agency fees carried forward will be reviewed for possible adjustment by INVESCO prior to each fiscal year-end of the Fund. The Company's board of directors has also authorized the Fund to pay to IDI the full Rule 12b-1 fees contemplated by the Plan as payment for expenses incurred by IDI in engaging in the activities and providing the services on behalf of the Fund contemplated by the Plan, subject to the maximum Rule 12b-1 fee permitted by the Plan, notwithstanding that credits have been applied to reduce the portion of the 12b-1 fee that would have been used to compensate IDI for payments to such NTF Program Sponsor absent such credits.


         The aggregate dollar amounts of brokerage commissions paid by the Fund for the fiscal years ended August 31, 1998, 1997 and 1996 were $2,574,626, $5,300,030 and $2,703,470, respectively. For the fiscal year ended August 31, 1998, brokers providing research services received $1,744,891 in commissions on portfolio transactions effected for the Fund. The aggregate dollar amount of such portfolio transactions was $1,542,790,210. As a result of selling shares of the Fund, brokers received $0.00 in commissions on portfolio transactions effected for the Fund during the fiscal year ended August 31, 1998.

         At August 31, 1998, the Fund held securities of its regular brokers or dealers, or their parents, as follows:

                                                    Value of Securities
Broker or Dealer                                       at 8/31/98
----------------                                       ----------

General Electric Capital                                  $28,328,000

         INVESCO does not receive any brokerage commissions on portfolio transactions effected on behalf of the Fund, and there is no affiliation between IFG or any person affiliated with INVESCO or the Fund and any broker or dealer that executes transactions for the Fund.

ADDITIONAL INFORMATION
----------------------


         COMMON STOCK. The Company is authorized to issue up to 2 billion shares of common stock with a par value of $0.01 per share. Of these shares, 400,000,000 have been allocated to the Fund. All shares currently outstanding and being offered are of one class with equal rights as to voting, dividends and liquidation. All shares offered hereby, when issued, will be fully paid and nonassessable. Shares have no preemptive rights and are fully tradeable on the books of the Fund. The board of directors has the authority to designate additional series of common stock without seeking approval of shareholders, and may classify and reclassify any authorized but unissued shares.


         Shares of each series represent the interests of the shareholders of such series in a particular portfolio of investments of the Company. Each series of the Company's shares is preferred over all other series with respect to the assets specifically allocated to that series, and all income, earnings, profits and proceeds from such assets, subject only to the rights of creditors, are allocated to shares of that series. The assets of each series are segregated on the books of account and are charged with the liabilities of that class and with a share of the Company's general liabilities. The board of directors determines those assets and liabilities deemed to be general assets of liabilities of the Company, and those items are allocated among series in a manner deemed by the Company, and those items are allocated among series in a manner deemed by the board fair and equitable. Generally, such allocation will be made based upon the relative total net assets of each series. In the unlikely event that a liability allocable to one series exceeds the assets belonging to the series, all or a portion of such liability may have to be borne by the holders of shares of the Company's other series.

         All dividends on shares of a particular series shall be paid only out of the income belonging to that series, pro rata to the holders of that series. In the event of the liquidation or dissolution of the Company or of a particular series, the shareholders of each series that is being liquidated shall be entitled to receive, as a series, when and as declared by the board of directors, the excess of the assets belonging to that series over the liabilities belonging to that series. The holders of shares of any series shall not be entitled to any distribution upon liquidation of any other series. The assets so distributable to the shareholders of any particular series shall be distributed among such shareholders in proportion to the number of shares of that series held by them and recorded on the books of the Company.

         All Company shares, regardless of series, have equal voting rights. Voting with respect to certain matters, such as ratification of independent accountants or election of directors, will be by all series of the Company. When not all series are affected by a matter to be voted upon, such as approval of an investment advisory contract or changes in a Fund's investment policies, only shareholders of the series affected by the matter will be entitled to vote. Company shares have noncumulative voting rights, which means that the holders of a majority of the shares voting for the election of directors of the Company can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the board of directors. After they have been elected by shareholders, the directors will continue to serve until their successors are elected and have qualified or they are removed from office, in either case by a shareholder vote, or until death, resignation or retirement. They may appoint their own successors, provided that always at least a majority of the directors have been elected by the Company's shareholders. It is the intention of the Company not to hold annual meetings of shareholders. The directors will call annual or special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Company's Articles of Incorporation or at their discretion.


         PRINCIPAL SHAREHOLDERS. As of June 30, 1999, the following entities held more than 5% of the outstanding securities of the Fund.

                                  Amount and                 Class and
Name and Address                  Nature of Ownership        Percent of Class
----------------                  -------------------        ----------------

Charles Schwab & Co., Inc.           9,523,685.2140             5.24%
Special Custody Account for
  The Exclusive Benefit of
  Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

         INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, 950 Seventeenth Street, Denver, Colorado, has been selected as the independent accountants of the Company. The independent accountants are responsible for auditing the financial statements of the Company.


         CUSTODIAN. State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, has been designated as custodian of the cash and investment securities of the Company. The bank is also responsible for, among other things, receipt and delivery of the Fund's investment securities in accordance with procedures and conditions specified in the custody agreement. Under the contract with the Company, the custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Fund to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and foreign securities depositories.


         TRANSFER AGENT. The Company is provided with transfer agent services by INVESCO Funds Group, Inc., 7800 E. Union Avenue, Denver, Colorado, pursuant to the Transfer Agency Agreement described herein. Such services include the issuance, cancellation and transfer of shares of the Fund and the maintenance of records regarding the ownership of such shares.

         REPORTS TO SHAREHOLDERS. The Company distributes reports at least semiannually to its shareholders. Financial statements regarding the Company, audited by the independent accountants, are sent to shareholders annually.

         LEGAL COUNSEL. The firm of Kirkpatrick & Lockhart LLP, Washington, D.C. is legal counsel for the Company. The firm of Moye, Giles, O'Keefe, Vermeire & Gorrell, Denver, Colorado, acts as special counsel to the Company.

         FINANCIAL STATEMENTS. The Fund's audited financial statements and the notes thereto for the fiscal year ended August 31, 1998, and the report of PricewaterhouseCoopers LLP with respect to such financial statements, and the unaudited financial statements and accompanying notes thereto and the Report to Shareholders for the six-month period ended February 28, 1999 are incorporated herein by reference from the Company's Annual Report to Shareholders for the fiscal year ended August 31, 1998 and the Fund's Semi-Annual Report to Shareholders for the six-month period ended February 28, 1999, respectively.


         PROSPECTUS. The Company will furnish, without charge, a copy of the Prospectus upon request. Such requests should be made to the Company at the mailing address or telephone number set forth on the first page of this Statement of Additional Information.

         REGISTRATION STATEMENT. This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Company has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

APPENDIX A

BOND RATINGS

Description of Moody's corporate bond ratings:
---------------------------------------------

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

RATING REFINEMENTS: Moody's may apply the numerical modifier "1", for municipally-backed bonds, and modifiers "1", "2" and "3" for corporate-backed municipals. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of S&P's corporate bond ratings:
-------------------------------------------

AAA--This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

Plus (+) or Minus (-): The ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Moody's preferred stock ratings:
----------------------------------------------

"aaa"--An issue which is rated "aaa" is considered to be a top- quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

"aa"--An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

"a"--An issue which is rated "a" is considered to be an upper- medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

"baa"--An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of S&P's preferred stock ratings:
--------------------------------------------

"AAA"--This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

"AA"--A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

"A"--An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

"BBB"--An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

Plus (+) or Minus (-): To provide more detailed indications of preferred stock quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

APPENDIX B

DESCRIPTION OF FUTURES, OPTIONS AND FORWARD CONTRACTS
-----------------------------------------------------

Options on Securities
---------------------

         An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although the entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered," which is generally accomplished through the writer's ownership of the underlying security, in the case of a call option, or the writer's segregation of an amount of cash or securities equal to the exercise price, in the case of a put option. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

         Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price, in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

         Options on securities are traded on national securities exchanges, such as the Chicago Board of Options Exchange and the New York Stock Exchange, which are regulated by the Securities and Exchange Commission. The Options Clearing Corporation ("OCC") guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indices of securities only through a registered broker-dealer which is a member of the exchange on which the option is traded.

         An option position in an exchange-traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option at any particular time. In such event it might not be possible to effect closing transactions in a particular option with the result that the Fund would have to exercise the option in order to realize any profit. This would result in the Fund incurring brokerage commissions upon the disposition of underlying securities acquired through the exercise of a call option or upon the purchase of underlying securities upon the exercise of a put option. If the Fund as covered call option writer is unable to effect a closing purchase transaction in a secondary market, unless the Fund is required to deliver the securities pursuant to the assignment of an exercise notice, it will not be able to sell the underlying security until the option expires.

         Reasons for the potential absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities: (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or particular class or series of options) in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange which had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at a particular time, render certain of the facilities of any of the clearing corporations inadequate and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. However, the OCC, based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume.

         In addition, options on securities may be traded over-the-counter ("OTC") through financial institutions dealing in such options as well as the underlying instruments. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.

Futures Contracts
-----------------

         A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future, for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash.

Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

         The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalent, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as "marking to market."

         A futures contract may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a futures contract, by in effect taking the opposite side of such contract. At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it.

         Interest rate futures contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury bonds, Treasury notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury bills, bank certificates of deposit and commercial paper. In addition, interest rate futures contracts include contracts on indices of municipal securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark and on Eurodollar deposits.

Options on Futures Contracts
----------------------------

         An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

         A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

         An option, whether based on a futures contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.

STATEMENT OF ADDITIONAL INFORMATION

July 14, 1999

                            INVESCO STOCK FUNDS, INC.

                        INVESCO Small Company Growth Fund

Address:                                            Mailing Address:

7800 East Union Avenue                              Post Office Box 173706
Denver, Colorado  80237                             Denver, Colorado  80217-3706

                                   Telephone:

                       In Continental U.S., 1-800-525-8085

--------------------------------------------------------------------------------


         INVESCO STOCK FUNDS, Inc. (formerly, INVESCO Equity Funds, Inc., formerly, INVESCO Capital Appreciation Funds, Inc.) (the "Company") is a no-load, open-end, diversified investment management company currently consisting of seven portfolios of investments. A Prospectus for INVESCO Small Company Growth Fund (the "Fund"), dated July 14, 1999, provides the basic information you should know before investing in the Fund. Additional funds may be offered in the future.


         The Fund seeks long-term capital growth. It pursues this objective by investing its assets principally in a diversified group of equity securities of companies with market capitalizations of $1 billion or less at the time of initial purchase ("small cap companies"). In managing the Fund's investments the Fund's investment adviser seeks to identify securities that are undervalued in the marketplace, and/or have earnings that may be expected to grow faster than the U.S. economy in general. Under normal circumstances, the Fund invests at least 65% of its total assets in the equity securities of small cap companies (consisting of common and preferred stocks, convertible debt securities, and other securities having equity features). The balance of the Fund's assets may be invested in the equity securities of companies with market capitalizations in excess of $1 billion, debt securities and short-term investments. The Fund is designed for investors seeking long-term capital appreciation with little or no current income.


         The Prospectus for the Fund, dated July 14, 1999, may be obtained without charge from INVESCO Distributors, Inc., Post Office Box 173706, Denver, Colorado 80217-3706. This Statement of Additional Information is not a prospectus, but contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide you with additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.


Investment Adviser: INVESCO FUNDS GROUP, INC.
Distributor: INVESCO DISTRIBUTORS, INC.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

INVESTMENT POLICIES AND RESTRICTIONS                                         1

THE FUND AND ITS MANAGEMENT                                                  10

HOW SHARES CAN BE PURCHASED                                                  21

HOW SHARES ARE VALUED                                                        24

FUND PERFORMANCE                                                             25

SERVICES PROVIDED BY THE FUND                                                27

TAX-DEFERRED RETIREMENT PLANS                                                27

HOW TO REDEEM SHARES                                                         28

DIVIDENDS, OTHER DISTRIBUTIONS, AND TAXES                                    28

INVESTMENT PRACTICES                                                         31

ADDITIONAL INFORMATION                                                       34

APPENDIX A                                                                   37

INVESTMENT POLICIES AND RESTRICTIONS
------------------------------------

         As discussed in the Fund's Prospectus in the sections entitled "Investment Objective And Strategy" and "Investment Policies And Risks," the Fund may invest in a variety of securities and employ a broad range of investment techniques, in seeking to achieve its investment objective. Such securities and techniques include the following:

         EQUITY SECURITIES. As described in the Prospectus, equity securities which may be purchased by the Fund consist of common, preferred and convertible preferred stocks, and securities having equity characteristics such as rights, warrants and convertible debt securities. Common stocks and preferred stocks represent equity ownership interests in a corporation and participate in the corporation's earnings through dividends which may be declared by the corporation. Unlike common stocks, preferred stocks are entitled to stated dividends payable from the corporation's earnings, which in some cases may be "cumulative" if prior stated dividends have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have preferences on the distribution of assets in the event of the corporation's liquidation. Preferred stocks may be "participating" which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The rights of common and preferred stocks are generally subordinate to rights associated with a corporation's debt securities. Rights and warrants are securities which entitle the holder to purchase the securities of a company (generally, its common stock) at a specified price during a specified time period. Because of this feature, the values of rights and warrants are affected by factors similar to those which determine the prices of common stocks and exhibit similar behavior (although often more volatile behavior). Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer.

         Convertible securities which may be purchased by the Fund include convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the holder receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

         Convertible securities have an "investment value" which is the theoretical value determined by the yield they provide in comparison with similar securities without the conversion feature. Investment value changes are based upon prevailing interest rates and other factors. They also have a "conversion value" which is their worth in market value if the securities were exchanged for their underlying equity securities. Conversion value fluctuates directly with the price of the underlying security. If conversion value is substantially below investment value, the price of the convertible security is governed principally by its investment value. If the conversion value is near or above investment value, the price of the convertible security generally will rise above investment value and may represent a premium over conversion value due to the combination of the convertible security's right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. A convertible security's price, when price is influenced primarily by its conversion value, generally will yield less than a senior non-convertible security of comparable investment value. Convertible securities may be purchased at varying price levels above their investment values or conversion values. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.

         FOREIGN SECURITIES. As discussed in the section of the Fund's Prospectus entitled "Investment Policies And Risks--Foreign Securities," the Fund may invest up to 25% of its total assets, measured at the time of purchase, in foreign securities. Securities of Canadian issuers and securities purchased by means of sponsored American Depository Receipts ("ADRs") are not subject to this 25% limitation. There is generally less publicly available information, reports and ratings about foreign companies and other foreign issuers than that which is available about companies and issuers in the United States. Foreign issuers are also generally subject to fewer uniform accounting and auditing and financial reporting standards, practices, and requirements as compared to those applicable to United States issuers.

         The Fund's investment adviser normally will purchase foreign securities in over-the-counter ("OTC") markets or on exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, as such markets or exchanges are generally the best available market for foreign securities. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

         With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, the economies of foreign countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment position.

         The dividends and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders.

         ILLIQUID AND 144A SECURITIES. As discussed in the section of the Fund's Prospectus entitled "Investment Policies And Risks," the Fund may invest in illiquid securities including restricted securities and other investments which are not readily marketable. Restricted securities are securities which are subject to restrictions on their resale because they have not been registered under the Securities Act of 1933 (the "1933 Act") or because based upon their nature or the market for such securities, they are not readily marketable. These limitations on resale and marketability may have the effect of preventing the Fund from disposing of such a security at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Fund might have to bear the expense and incur the delays associated with effecting registration. In purchasing restricted securities, the Fund does not intend to engage in underwriting activities, except to the extent the Fund may be deemed to be a statutory underwriter under the Securities Act in disposing of such securities. Restricted securities will be purchased for investment purposes only and not for the purpose of exercising control or management of other companies.

         The Fund also may invest in restricted securities, including restricted securities that can be resold to institutional investors pursuant to Rule 144A under the 1933 Act ("Rule 144A Securities").

         In recent years, a large institutional market has developed for Rule 144A Securities. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which Rule 144A Securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

         Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for Rule 144A Securities may provide both readily ascertainable values for Rule 144A Securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A Security held by the Fund could adversely affect the marketability of such security, and the Fund might be unable to dispose of such security promptly or at reasonable prices.

         The board of directors has delegated to INVESCO the authority to determine whether a liquid market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, and whether such securities are subject to the Fund's restriction against investing more than 10% of its total assets in illiquid securities. Under guidelines established by the board of directors, INVESCO will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security, (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

         WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. As discussed in the section of the Fund's Prospectus entitled "Investment Policies And Risks," the Fund may purchase and sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities

(normally, equity obligations of issuers eligible for investment by the Fund) are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield. However, the yield on a comparable security available when delivery takes place may vary from the yield on the security at the time that the when-issued or delayed delivery transaction was entered into. When the Fund engages in when-issued and delayed delivery transactions, it relies on the seller or buyer, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When-issued and delayed delivery transactions generally may be expected to settle within one month from the date the transactions are entered into, but in no event later than 90 days after the transaction date. However, no payment or delivery is made by the Fund until it receives delivery or payment from the other party to the transaction.

         To the extent that the Fund remains substantially fully invested at the same time that it has purchased when-issued securities, as it would normally expect to do, there may be greater fluctuations in its net assets than if the Fund set aside cash to satisfy its purchase commitments.

         When the Fund purchases securities on a when-issued basis, it will maintain in a segregated account cash, U.S. government securities or other high-grade debt obligations readily convertible into cash having an aggregate value equal to the amount of such purchase commitments, until payment is made. If necessary, additional assets will be placed in the account daily so that the value of the account will equal or exceed the amount of the Fund's purchase commitments.

         REPURCHASE AGREEMENTS. As discussed in the section of the Fund's Prospectus entitled "Investment Policies And Risks," the Fund may invest in repurchase agreements with respect to instruments eligible for investment by the Fund with member banks of the Federal Reserve System, registered broker-dealers and registered U.S. government securities dealers, which are believed to be creditworthy under standards established by the Company's board of directors. A repurchase agreement is an agreement under which the Fund acquires a debt instrument (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement, and are held as collateral by the Fund's custodian bank until the repurchase agreement is completed. In addition, the Company's board of directors monitors the Fund's repurchase agreement transactions and has established guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Fund. The Fund will not enter into repurchase agreements maturing in more than seven days if as a result more than 10% of its total assets would be invested in such repurchase agreements and other illiquid securities.

         The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent the Fund may experience costs and delays in realizing on the collateral. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While INVESCO acknowledges these risks, it is expected that the risks can be minimized through careful monitoring procedures.


         SECURITIES LENDING. As discussed in the section of the Fund's Prospectus entitled "Investment Policies And Risks," the Fund may lend its portfolio securities provided that such loans are callable at any time by the Fund and are at all times secured by collateral consisting of cash, letters of credit, or securities issued or guaranteed by the U.S. government or its agencies, or any combination thereof, equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to have the benefits (and risks) of ownership of the loaned securities, while at the same time receiving income from the borrower of the securities. Loans will be made only to firms deemed by INVESCO (under procedures established by the Company's board of directors) to be creditworthy and when the amount of interest income it receives justifies the inherent risks. A loan may be terminated by the borrower on one business day's notice, or by the Fund at any time. If at any time the borrower fails to maintain the required amount of collateral (at least 100% of the market value of the borrowed securities, plus accrued interest and dividends), the Fund will require the deposit of additional collateral not later than the business day following the day on which a collateral deficiency occurs or the collateral appears inadequate. If the deficiency is not remedied by the end of that period, the Fund will use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss during the loan period would inure to the Fund.


         At the present time, the Fund may pay reasonable negotiated finder's fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Company's board of directors. In addition, voting rights may pass with the loaned securities, but if a material event (e.g., proposed merger, sale of assets, or liquidation) will occur affecting an investment on loan, the loan must be called and the securities voted.

         U.S. GOVERNMENT OBLIGATIONS. These securities consist of treasury bills, treasury notes, and treasury bonds, which differ only in their interest rates, maturities, and dates of issuance. Treasury bills have a maturity of one year or less. Treasury notes generally have a maturity of one to ten years, and treasury bonds generally have maturities of more than ten years. As discussed in the Fund's Prospectus, U.S. government obligations also include securities issued or guaranteed by agencies or instrumentalities of the U.S. government.

         Some obligations of United States government agencies, which are established under the authority of an act of Congress, such as Government National Mortgage Association (GNMA) participation certificates, are supported by the full faith and credit of the United States Treasury. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans -- issued by lenders such as mortgage bankers, commercial banks and savings and loan associations -- are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government. The market value of GNMA certificates is not guaranteed. GNMA certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the certificate. Upon receipt, principal payments will be used by the Fund to purchase additional securities under its investment objective and investment policies.

         Other United States government obligations, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury to repay its obligations. Still others, such as bonds issued by Fannie Mae (formerly, the Federal National Mortgage Association), a federally chartered private corporation, are supported only by the credit of the instrumentality.

         OBLIGATIONS OF DOMESTIC BANKS. These obligations consist of certificates of deposit ("CDs") and bankers' acceptances issued by domestic banks (including their foreign branches) having total assets in excess of $5 billion, which meet the Fund's minimum rating requirements. CDs are issued against deposits in a commercial bank for a specified period and rate and are normally negotiable. Eurodollar CDs are certificates issued by a foreign branch (usually London) of a U.S. domestic bank, and, as such, the credit is deemed to be that of the domestic bank.

         Bankers' acceptances are short-term credit instruments evidencing the promise of the bank (by virtue of the bank's "acceptance") to pay at maturity a draft which has been drawn on it by a customer (the "drawer"). These instruments are used to finance the import, export, transfer, or storage of goods and reflect the obligation of both the bank and the drawer to pay the face amount.

         COMMERCIAL PAPER. These obligations are short-term promissory notes issued by domestic corporations to meet current working capital requirements. Such paper may be unsecured or backed by a bank letter of credit. Commercial paper issued with a letter of credit is, in effect, "two party paper," with the issuer directly responsible for payment, plus a bank's guarantee that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. Commercial paper is sold either as interest-bearing or on a discounted basis, with maturities not exceeding 270 days.

         OPTIONS ON SECURITIES AND INDICES. As discussed in the section of the Fund's Prospectus entitled "Investment Policies And Risks," the Fund may purchase and write options on securities and indices. An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although the entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered," which is generally accomplished through the writer's ownership of the underlying security, in the case of a call option, or the writer's segregation of an amount of cash or securities equal to the exercise price, in the case of a put option. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise. The Fund will only write options if they are covered.

         Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price, in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

         In addition to purchasing and writing options on securities, the Fund may purchase and write put and call options on stock indices. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Options on stock indices are similar to options on securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date.

         Options on securities and indices are traded on the Chicago Board Options Exchange (CBOE) and other securities exchanges which are regulated by the Securities and Exchange Commission. The Options Clearing Corporation ("OCC") guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indices of securities only through a registered broker/dealer which is a member of the CBOE or other options exchange.

         An option position in an exchange-traded option may be closed out on an options exchange only when a secondary market for an option of the same series exists. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option at any particular time. In such event it might not be possible to effect closing transactions in a particular option, with the result that the Fund would have to exercise the option in order to realize any profit. This would result in the Fund incurring brokerage commissions upon the disposition of underlying securities acquired through the exercise of a call option or upon the purchase of underlying securities upon the exercise of a put option. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, unless the Fund is required to deliver the securities pursuant to the assignment of an exercise notice, it will not be able to sell the underlying security until the option expires.

         Reasons for the potential absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by the exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities: (iv) unusual or unforeseen circumstances may interrupt normal operations on the exchange; (v) the facilities of the exchange or a clearing corporation may not at all times be adequate to handle current trading volume or (vi) the exchange could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on the exchange (or in the class or series of options) would cease to exist, although outstanding options which had been issued by a clearing corporation as a result of trades on the exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at a particular time, render certain of the facilities of any of the clearing corporations inadequate and thereby result in the institution by the exchange of special procedures which may interfere with the timely execution of customers' orders. However, the OCC, based on forecasts provided by the exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and the exchanges have advised such clearing corporation that it believes its facilities will also be adequate to handle reasonably anticipated volume.

         In addition, options on securities and indices may be traded over-the-counter ("OTC") through financial institutions dealing in such options as well as the underlying instruments. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.

         INVESTMENT RESTRICTIONS. As described in the section of the Fund's Prospectus entitled "Investment Policies And Risks," the Fund operates under certain investment restrictions. For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment. Any subsequent change in a particular percentage resulting from fluctuations in value does not require elimination of any security from the Fund.

         The following restrictions are fundamental and may not be changed without prior approval of a majority of the outstanding voting securities of the

Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Under these restrictions, the Fund may not:

         (1) sell short or buy on margin, except for the Fund's writing of put or call options and except for such short-term credits as are necessary for the clearance of purchases of securities;

         (2) issue senior securities as defined in the Investment Company Act of 1940 or borrow money, except that the Fund may borrow from banks in an amount not in excess of 10% of the value of its total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made, as a temporary measure for emergency purposes (the Fund will not purchase securities while any such borrowings exist);

         (3) invest in the securities of any other investment company except for a purchase or acquisition in accordance with a plan of reorganization, merger or consolidation;

         (4) purchase the securities of any one issuer (other than U.S. government securities) if as a result more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund would own more than 10% of the voting securities of such issuer;

         (5) lend money or securities to any person, provided, however, that this shall not be deemed to prohibit the purchase of debt securities or entering into repurchase agreements in accordance with the Fund's investment policies, or to prohibit the Fund from lending portfolio securities in an amount up to 33-1/3% of the Fund's total assets (taken at current value);

         (6) buy or sell commodities, commodity contracts or real estate (however, the Fund may purchase securities of companies investing in real estate);


         (7) invest in any company for the purpose of exercising control over management;


         (8) engage in the underwriting of any securities (except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a security);

         (9) purchase securities of any company in which any officer or director of the Fund or its investment adviser owns more than 1/2 of 1% of the outstanding securities, or in which all of the officers and directors of the Fund and its investment adviser, as a group, own more than 5% of such securities;

         (10) invest more than 25% of the value of the Fund's assets in one particular industry.

         (11)     pledge,  hypothecate,   mortgage  or  otherwise  encumber  its
                  assets, except as necessary to secure permitted borrowings;

         (12) purchase oil, gas or other mineral leases, rights or royalty contracts or development programs (except that the Fund may invest in the securities of issuers engaged in the foregoing activities);

         (13) purchase the securities (other than United States government securities) of an issuer having a record, together with predecessors, of less than three years' continuous operations, if as a result of such purchase more than 5% of the value of the Fund's total assets would be invested in such securities.

         In applying restriction (10) above, the Fund uses a modified S&P industry code classification schema which uses various sources to classify securities.

THE FUND AND ITS MANAGEMENT
---------------------------


THE COMPANY. The Company was incorporated under the laws of Maryland as INVESCO Dynamics Fund, Inc. on April 2, 1993. On July 1, 1993, the Company assumed all of the assets and liabilities of Financial Dynamics Fund, Inc., which was incorporated in Colorado on February 17, 1967. On June 26, 1997, the Company changed its name to INVESCO Capital Appreciation Funds, Inc. and designated two series of common stock of the Company as INVESCO Dynamics Fund and INVESCO Growth & Income Fund. On August 28, 1998, the Company changed its name to INVESCO Equity Funds, Inc. and designated a third series of shares of common stock of the Company as INVESCO Endeavor Fund. On October 29, 1998, the Company changed its name to INVESCO Stock Funds, Inc. On July 15, 1999, the Company assumed all of the assets and liabilities of (1) INVESCO Blue Chip Growth Fund, Inc., a series of INVESCO Growth Funds, Inc.; (2) INVESCO Small Company Growth Fund, a series of INVESCO Emerging Opportunity Funds, Inc.; (3) INVESCO S&P 500 Index Fund - Classes I and II, a series of INVESCO Specialty Funds, Inc.; and
(4) INVESCO Value Equity Fund, a series of INVESCO Value Trust.

The Company is an open-end, diversified, no-load management investment company currently consisting of seven portfolios of investments: INVESCO Blue Chip Growth Fund, INVESCO Dynamics Fund, INVESCO Endeavor Fund, INVESCO Growth &
Income Fund, INVESCO Small Company Growth Fund, INVESCO S&P 500 Index Fund - Classes I and II and INVESCO Value Equity Fund. Additional funds may be offered in the future.

         THE INVESTMENT ADVISER. INVESCO Funds Group, Inc., a Delaware Corporation ("INVESCO") is employed as the Company's investment adviser. INVESCO was established in 1932 and also serves as an investment adviser to INVESCO Bond Funds, Inc. (formerly, INVESCO Income Funds, Inc.), INVESCO Combination Stock & Bond Funds, Inc. (formerly, INVESCO Flexible Funds, Inc.), INVESCO Diversified Funds, Inc., INVESCO Emerging Opportunity Funds, Inc. INVESCO Industrial Income

Fund, Inc., INVESCO Growth Funds, Inc., (formerly INVESCO Growth Fund, Inc.), INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Sector Funds, Inc., (formerly, INVESCO Strategic Portfolios, Inc.), INVESCO Specialty Funds, Inc., INVESCO Tax-Free Income Funds, Inc., INVESCO Treasurer's Series Funds, Inc., INVESCO Value Trust and INVESCO Variable Investment Funds, Inc.


         THE INVESTMENT SUB-ADVISER. Prior to February 3, 1998, Institutional Trust Company d.b.a. INVESCO Trust Company ("ITC") provided sub-advisory services to the Fund. Effective February 3, 1998, ITC no longer provided sub-advisory services to the Fund and INVESCO provides such day-to-day portfolio management services as the investment adviser to the Fund. This change in no way changed the basis upon which investment advice is provided to the Fund, the cost of those services to the Fund or the persons actually performing the investment advisory and other services previously provided by ITC.

         THE DISTRIBUTOR. Effective September 30, 1997, INVESCO Distributors, Inc. ("IDI") became the Fund's distributor. IDI, established in 1997, is a registered broker-dealer that acts as distributor for all retail mutual funds advised by INVESCO. Prior to September 30, 1997, INVESCO served as the Fund's distributor.


         INVESCO and IDI are indirect wholly owned subsidiaries of AMVESCAP PLC, a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997 and to AMVESCAP PLC on May 8, 1997, as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group, Inc. that created one of the largest independent management businesses in the world with approximately $275 billion in assets under management as of December 31, 1998. INVESCO was established in 1932 and as of April 30, 1999, managed 14 mutual funds, consisting of 51 separate portfolios, on behalf of over 900,000 shareholders.


         AMVESCAP PLC's North American subsidiaries include the following:

         --INVESCO Retirement and Benefit Services, Inc. ("IRBS"), Atlanta, Georgia, develops and provides domestic and international defined contribution and retirement plan services to plan sponsors, institutional retirement plan sponsor, institutional plan providers and foreign governments.

         --INVESCO Retirement Plan Services ("IRPS"), Atlanta, Georgia, a division of IRBS, provides recordkeeping and investment selection services to defined contribution plan sponsors of plans with between $2 and $200 million in assets. Additionally, IRPS provides investment consulting services to institutions seeking to provide INVESCO products and services in their retirement plan products and services.

         --ITC of Denver, Colorado, a division of IRBS, provides retirement account custodian and/or trust services for individual retirement accounts
(IRAs) and other retirement plan accounts. This includes services such as recordkeeping, tax reporting and compliance. ITC acts as trustee or custodian to these plans. ITC accepts contributions and provides, through INVESCO, complete transfer agency functions: correspondence, subaccounting, telephone communications and processing of distributions.

         --INVESCO Capital Management, Inc. of Atlanta, Georgia manages institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments, and endowment funds. INVESCO Capital Management, Inc. is the sole shareholder of INVESCO Services, Inc., a registered broker-dealer whose primary business is the distribution of shares of one registered investment company.

         --INVESCO  Management  &  Research,   Inc.  of  Boston,   Massachusetts
primarily manages pension and endowment accounts.

         --PRIMCO Capital Management, Inc. of Louisville, Kentucky specializes in managing stable return investments, principally on behalf of Section 401(k) retirement plans.

         --INVESCO Realty Advisors, Inc. of Dallas, Texas is responsible for providing advisory services in the U.S. real estate markets for pension plans and public pension funds, as well as endowment and foundation accounts.

         --INVESCO (NY), Inc., New York, is an investment adviser for separately managed accounts, such as corporate and municipal pension plans, Taft-Hartley Plans, insurance companies, charitable institutions and private individuals. INVESCO NY also offers the opportunity for its clients to invest both directly and indirectly through partnerships in primarily private investments or privately negotiated transactions. INVESCO NY further serves as investment adviser to several closed-end investment companies, and as sub-adviser with respect to certain commingled employee benefit trusts. INVESCO NY specializes in the fundamental research investment approach, with the help of quantitative tools.

         --A I M Advisors, Inc. of Houston, Texas provides investment advisory and administrative services for retail and institutional mutual funds.

         --A I M Capital Management, Inc. of Houston, Texas provides investment advisory services to individuals, corporations, pension plans and other private investment advisory accounts and also serves as a sub-adviser to certain retail and institutional mutual funds, one Canadian mutual fund and one portfolio of an open-end registered investment company that is offered to separate accounts of insurance companies that issue variable annuity and/or variable life products.

         --A I M Distributors, Inc. and Fund Management Company of Houston, Texas are registered broker-dealers that act as the principal underwriters for retail and institutional mutual funds.

         The corporate headquarters of AMVESCAP PLC are located at 11 Devonshire Square, London, EC2M4YR, England.

         As indicated in the Fund's Prospectus, INVESCO permits investment and other personnel to purchase and sell securities for their own accounts in accordance with a compliance policy governing personal investing by directors, officers and employees of INVESCO and its North American affiliates. The policy requires officers, inside directors, investment and other personnel of INVESCO and its North American affiliates to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for trading authority will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Fund.

         In addition to the pre-clearance requirement described above, the policy subjects officers, inside directors, investment and other personnel of INVESCO and its North American affiliates to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the policy. The provisions of this policy are administered by and subject to exceptions authorized by INVESCO.


         INVESTMENT ADVISORY AGREEMENT. INVESCO serves as investment adviser to the Fund pursuant to an investment advisory agreement dated February 28, 1997 (the "Agreement") with the Company which was approved by the board of directors on November 6, 1996, by a vote cast in person by a majority of the directors of the Company, including a majority of the directors who are not "interested persons" of the Company or INVESCO at a meeting called for such purpose. Shareholders of the other series of the Company approved the Agreement on January 31, 1997 for an initial term expiring February 28, 2000. In May 1999, this period was extended by the Company's board of directors to May 15, 1999. Pursuant to shareholder authorization, the Agreement was approved with respect to the Fund on July 15, 1999. The Agreement may be continued from year to year with respect to the Fund as long as each such continuance is specifically approved at least annually by the board of directors of the Company, or by a vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of the Fund. Any such continuance also must be approved by a majority of the Company's directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Agreement may be terminated at any time without penalty by either party or by the Fund upon sixty (60) days' written notice, and terminates automatically in the event of an assignment to the extent required by the 1940 Act and the rules thereunder.


         The Agreement provides that INVESCO shall manage the investment portfolio of the Fund in conformity with the Fund's investment policies. Further, INVESCO shall perform all administrative, internal accounting (including computation of net asset value), clerical, statistical, secretarial, and all other services necessary or incidental to the administration of the affairs of the Fund excluding, however, those services that are the subject of separate agreement between the Company and INVESCO or any affiliate thereof, including the distribution and sale of Fund shares and provision of transfer agency, dividend disbursing agency, and registrar services, and services furnished under an Administrative Services Agreement with INVESCO discussed below. Services provided under the Agreement include, but are not limited to: supplying the Company with officers, clerical staff and other employees, if any, who are necessary in connection with the Fund's operations; furnishing office space, facilities, equipment, and supplies; providing personnel and facilities required to respond to inquiries related to shareholder accounts; conducting periodic compliance reviews of the Fund's operations; preparation and review of required documents, reports and filings by INVESCO's in-house legal and accounting staff (including the prospectus, statement of additional information, proxy statements, shareholder reports, tax returns, reports to the SEC, and other corporate documents of the Fund), except insofar as the assistance of independent accountants or attorneys is necessary or desirable; supplying basic telephone service and other utilities; and preparing and maintaining certain of the books and records required to be prepared and maintained by the Fund under the 1940 Act. Expenses not assumed by INVESCO are borne by the Fund.


         As full compensation for its advisory services provided to the Company, INVESCO receives a monthly fee. The fee is calculated daily at an annual rate of 0.75% on the first $350 million of the Fund's average net assets, 0.65% on the next $350 million of the Fund's average net assets, 0.55% on the Fund's average net assets over $700 million, 0.45% on the Fund's average net assets from $2 billion, 0.40% of the Fund's average net assets from $4 billion, 0.375% of the fund's average net assets from $6 billion, and 0.35% of the Fund's average net assets from $8 billion. For the fiscal years ended May 31, 1999, 1998 and 1997, the Fund paid INVESCO advisory fees (prior to the voluntary absorption of certain Fund expenses by INVESCO) of $1,973,393, $2,334,680 and $2,029,312, respectively.

         ADMINISTRATIVE SERVICES AGREEMENT. INVESCO, either directly or through affiliated companies, also provides certain administrative, sub-accounting, and recordkeeping services to the Fund pursuant to an Administrative Services
Agreement dated February 28, 1997 (the "Administrative Agreement"). The Administrative Agreement was approved by the board of directors on November 6, 1996, by a vote cast in person by a majority of the directors of the Company, including a majority of the directors who are not "interested persons" of the Company or INVESCO at a meeting called for such purpose. The Administrative Agreement was for an initial term of one year expiring February 28, 1998, and has been continued by action of the board of directors until May 15, 2000. The Administrative Agreement may be continued from year to year thereafter as long as each such continuance is specifically approved by the board of directors of the Company, including a majority of the directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Administrative Agreement may be terminated at any time without penalty by INVESCO on sixty (60) days' written notice, or by the Company upon thirty (30) days' written notice, and terminates automatically in the event of an assignment unless the Company's board of directors approves such assignment.


         The Administrative Agreement provides that INVESCO shall provide the following services to the Fund: (A) such sub-accounting and recordkeeping services and functions as are reasonably necessary for the operation of the Fund; and (B) such sub-accounting, recordkeeping, and administrative services and functions, which may be provided by affiliates of INVESCO, as are reasonably necessary for the operation of Fund shareholder accounts maintained by certain retirement plans and employee benefit plans for the benefit of participants in such plans.


         As full compensation for services provided under the Administrative Agreement, the Fund pays a monthly fee to INVESCO consisting of a base fee of $10,000 per year, plus an additional incremental fee computed daily and paid monthly at an annual rate of 0.015% per year of the average net assets of the Fund prior to May 13, 1999 and 0.045% of the average net assets of the Fund effective May 13, 1999. During the fiscal years ended May 31, 1999, 1998 and 1997, the Fund paid INVESCO administrative services fees (prior to the voluntary absorption of certain Fund expenses by INVESCO) in the amount of $54,324, $56,738 and $50,600, respectively.

         TRANSFER AGENCY AGREEMENT. INVESCO also performs transfer agent, dividend disbursing agent, and registrar services for the Fund pursuant to a Transfer Agency Agreement dated February 28, 1997 which was approved by the board of directors of the Company, including a majority of the Company's directors who are not parties to the Transfer Agency Agreement or "interested persons" of any such party, on November 6, 1996, for an initial term expiring February 28, 1998 and has been extended by action of the board of directors until May 15, 2000. Thereafter, the Transfer Agency Agreement may be continued from year to year as long as such continuance is specifically approved at least annually by the board of directors of the Company or by a vote of the holders of a majority of the outstanding shares of the Fund. Any such continuance also must be approved by a majority of the Company's directors who are not parties to the Transfer Agency Agreement or interested persons (as defined by the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Transfer Agency Agreement may be terminated at any time without penalty by either party upon sixty (60) days' written notice and terminates automatically in the event of assignment.

         The Transfer Agency Agreement provides that the Fund shall pay to INVESCO an annual fee of $20.00 per shareholder account or, where applicable, per participant in an omnibus account. This fee is paid monthly at 1/12 of the annual fee and is based upon the actual number of shareholder accounts or omnibus account participants in existence at any time during each month. During the fiscal years ended May 31, 1999, 1998 and 1997, the Fund paid INVESCO transfer agency fees of $1,116,282, $1,090,224 and $1,043,895, respectively.


         OFFICERS AND DIRECTORS OF THE COMPANY. The overall direction and supervision of the Company is the responsibility of the board of directors, which has the primary duty of seeing that the general investment policies and programs of the Fund are carried out and that the Fund is properly administered. The officers of the Company, all of whom are officers and employees of, and are paid by, INVESCO, are responsible for the day-to-day administration of the Company and the Fund. The investment adviser for the Fund has the primary responsibility for making investment decisions on behalf of the Fund. These investment decisions are reviewed by the investment committee of INVESCO.


         All of the officers and directors of the Company hold comparable positions with INVESCO Bond Funds, Inc. (formerly, INVESCO Income Funds, Inc.), INVESCO Combination Stock & Bond Funds, Inc. (formerly, INVESCO Flexible Funds,

Inc.), INVESCO Diversified Funds, Inc., INVESCO Emerging Opportunity Funds, Inc. INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Sector Funds, Inc., (formerly, INVESCO Strategic Portfolios, Inc.), INVESCO Specialty Funds, Inc., INVESCO Tax-Free Income Funds, Inc., INVESCO Treasurer's Series Funds, Inc. and INVESCO Variable Investment Funds, Inc. All of the directors of the Company also serve as trustees of INVESCO Value Trust. All of the officers of the Company also hold comparable positions with INVESCO Value Trust. Set forth below is information with respect to each of the Company's officers and directors. Unless otherwise indicated, the address of the directors and officers is Post Office Box 173706, Denver, Colorado 80217-3706. Their affiliations represent their principal occupations during the past five years.


         CHARLES W. BRADY,*+ Chairman of the Board. Chief Executive Officer and Director of AMVESCAP PLC, London, England, and of various subsidiaries thereof. Chairman of the Board of INVESCO Global Health Sciences Fund. Address: 1315 Peachtree Street, NE, Atlanta, Georgia. Born: May 11, 1935.

         FRED A. DEERING,+# Vice Chairman of the Board. Trustee of INVESCO Global Health Sciences Fund. Formerly, Chairman of the Executive Committee and Chairman of the Board of Security Life of Denver Insurance Company, Denver, Colorado; Director of ING America Life Insurance Company. Address: Security Life Center, 1290 Broadway, Denver, Colorado. Born: January 12, 1928.

         VICTOR L. ANDREWS,**@ Director. Professor Emeritus, Chairman Emeritus and Chairman of the CFO Roundtable of the Department of Finance of Georgia State University, Atlanta, Georgia; President, Andrews Financial Associates, Inc. (consulting firm); since October 1984, Director of the Center for the Study of Regulated Industry at Georgia State University; formerly, member of the faculties of the Harvard Business School and the Sloan School of Management of MIT. Dr. Andrews is also a director of the Southeastern Thrift and Bank Fund, Inc. and The Sheffield Funds, Inc. Address: 34 Seawatch Drive, Savannah, Georgia. Born: June 23, 1930.

         BOB R. BAKER,+** Director. President and Chief Executive Officer of AMC Cancer Research Center, Denver, Colorado, since January 1989; until mid-December 1988, Vice Chairman of the Board of First Columbia Financial Corporation (a financial institution), Englewood, Colorado. Formerly, Chairman of the Board and Chief Executive Officer of First Columbia Financial Corporation. Address: 1775 Sherman Street, #1000, Denver, Colorado. Born: August 7, 1936.

         LAWRENCE H. BUDNER,#@@ Director. Trust Consultant; prior to June 30, 1987, Senior Vice President and Senior Trust Officer of InterFirst Bank, Dallas, Texas. Address: 7608 Glen Albens Circle, Dallas, Texas. Born: July 25, 1930.

         WENDY L. GRAMM, Ph.D.,**@ Director. Self-employed (since 1993); Professor of Economics and Public Administration, University of Texas at Arlington. Formerly, Chairman, Commodity Futures Trading Commission from 1988 to

1993, administrator for Information and Regulatory Affairs at the Office of Management and Budget from 1985 to 1988, Executive Director of the Presidential Task Force on Regulatory Relief and Director of the Federal Trade Commission's Bureau of Economics. Dr. Gramm is also a director of the Chicago Mercantile Exchange, Enron Corporation, IBP, Inc., State Farm Insurance Company, State Farm Life Insurance Company, Independent Women's Forum, International Republic Institute, and the Republican Women's Federal Forum. Dr. Gramm is also a member of the Board of Visitors, College of Business Administration, University of Iowa, and a member of the Board of Visitors, Center for Study of Public Choice, George Mason University. Address: 4201 Yuma Street, N.W., Washington, D.C. Born:
January 10, 1945.

         KENNETH T. KING,#@@ Director. Formerly, Chairman of the Board of The Capitol Life Insurance Company, Providence Washington Insurance Company, and Director of numerous subsidiaries thereof in the U.S. Formerly, Chairman of the Board of The Providence Capitol Companies in the United Kingdom and Guernsey. Chairman of the Board of the Symbion Corporation (a high technology company) until 1987. Address: 4080 North Circulo Manzanillo, Tucson, Arizona. Born:
November 16, 1925.

         JOHN W. McINTYRE,+#@@ Director. Retired. Formerly, Vice Chairman of the Board of Directors of The Citizens and Southern Corporation and Chairman of the Board and Chief Executive Officer of the Citizens and Southern Georgia Corporation and Citizens and Southern National Bank. Trustee of INVESCO Global Health Sciences Fund and Gables Residential Trust. Address: 7 Piedmont Center, Suite 100, Atlanta, Georgia. Born: September 14, 1930.

         LARRY SOLL, Ph.D.,**@ Director. Formerly, Chairman of the Board (1987 to 1994), Chief Executive Officer (1982 to 1989 and 1993 to 1994) and President (1982 to 1989) of Synergen Corp. Director of Synergen since incorporation in 1982. Director of ISI Pharmaceuticals, Inc., Trustee of INVESCO Global Health Sciences Fund. Address: 345 Poorman Road, Boulder, Colorado. Born: April 26, 1942.

         MARK H. WILLIAMSON,+* President, CEO and Director. President, CEO and Director of IDI; President, CEO and Director of INVESCO and President of INVESCO Global Health Sciences Fund. Formerly, Chairman and CEO of NationsBanc Advisors, Inc. (1995 to 1997) and Chairman of NationsBanc Investments, Inc. (1997 to
1998). Born: May 24, 1951.

         GLEN A. PAYNE, Secretary. Senior Vice President (since 1995), General Counsel (since 1989) and Secretary (since 1989) of INVESCO and Senior Vice President, General Counsel and Secretary of IDI (since 1997); Vice President (May 1989 to April 1995) of INVESCO Senior Vice President, (since 1995), General Counsel (since 1989) and Secretary (1989 to 1998) of ITC. Formerly, employee of a U.S. regulatory agency, Washington, D.C. (June 1973 through May 1989). Born:
September 25, 1947.

         RONALD L. GROOMS, Treasurer. Senior Vice President and Treasurer of INVESCO (since 1988). Senior Vice President and Treasurer of IDI (since 1997). Senior Vice President and Treasurer of ITC (1988 to 1998). Born: October 1, 1946.

         WILLIAM J. GALVIN, JR., Assistant Secretary. Senior Vice President of INVESCO (since 1995) and of IDI (since 1997); Trust Officer of ITC (1995 to
1998); and formerly (August 1992 to July 1995) Vice President of INVESCO. Formerly, Vice President of 440 Financial Group from June 1990 to August 1992; Assistant Vice President of Putnam Companies from November 1986 to June 1990.
Born: August 21, 1956.

         ALAN I. WATSON,  Assistant Secretary.  Vice President of INVESCO (since
1984). Formerly, Trust Officer of ITC. Born: September 14, 1941.

         JUDY P. WIESE,  Assistant  Treasurer.  Vice President of INVESCO (since
1984). Formerly, Trust Officer of ITC. Born: February 3, 1948.

         *These directors are "interested persons" of the Fund as defined in the 1940 Act.

         #Member of the audit committee of the Company's board of directors.

         @Member of the derivatives committee of the Company's board of directors.

         @@Member of the soft dollar brokerage committee of the Company's board of directors.

         +Member of the executive committee of the Company. On occasion, the executive committee acts upon the current and ordinary business of the Company between meetings of the board of directors. Except for certain powers which, under applicable law, may only be exercised by the full board of directors, the executive committee may exercise all powers and authority of the board of directors in the management of the business of the Company. All decisions are subsequently submitted for ratification by the board of directors.

         **Member of the management liaison committee of the Company.


         As of July 9, 1999, the officers and directors of the Fund, as a group, beneficially owned less than 1% of the Company's outstanding shares and less than 1% of the Fund's outstanding shares.


Director Compensation
---------------------


         The following table sets forth, for the fiscal year ended April 30, 1999: the compensation paid by the Company to its independent directors for services rendered in their capacities as directors of the Company; the benefits accrued as Company expenses with respect to the Defined Benefit Deferred Compensation Plan discussed below; and the estimated annual benefits to be received by these directors upon retirement as a result of their service to the Company. In addition, the table sets forth the total compensation paid by all of the mutual funds distributed by INVESCO Distributors, Inc. and advised by INVESCO (including the Company) and INVESCO Global Health Sciences Fund (collectively, the "INVESCO Complex") to these directors for services rendered in their capacities as directors or trustees during the year ended December 31, 1998. As of December 31, 1998, there were 49 funds in the INVESCO Complex.

                                                                           Total
                                        Retirement                  Compensation
                                          Benefits     Estimated            From
                                        Accrued As        Annual         INVESCO
                          Aggregate        Part of      Benefits         Complex
                       Compensation        Company          Upon         Paid To
                      From Company(1)   Expenses(2)   Retirement(3) Directors(1)

Fred A. Deering,             $4,449         $3,647        $2,463       $103,700
Vice Chairman of
  the Board

Victor L. Andrews             4,030          3,489         2,716         80,350

Bob R. Baker                  4,214          3,116         3,639         84,000

Lawrence H. Budner            3,935          3,489         2,716         79,350

Daniel D. Chabris4            1,705          3,565         2,234         70,000

Wendy L. Gramm                3,940              0             0         79,000

Kenneth T. King               4,246          3,723         2,234         77,050

John W. McIntyre              4,138              0             0         98,500

Larry Soll                    3,873              0             0         96,000

Total                       $34,530        $21,029       $16,002       $767,950

% of Net Assets            0.0017%5       0.0010%5                     0.0035%6


      (1) The vice chairman of the board, the chairmen of the audit, management liaison, derivatives, soft dollar brokerage and compensation committees, and the members of the executive and valuation committees each receive compensation for serving in such capacities in addition to the compensation paid to all independent directors.

      (2) Represents benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below, and not compensation deferred at the election of the directors.


      (3) These figures represent the Company's share of the estimated annual benefits payable by the INVESCO Complex (excluding INVESCO Global Health
Sciences Fund which does not participate in this retirement plan) upon the directors' retirement, calculated using the current method of allocating director compensation among the funds in the INVESCO Complex. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the directors will be adjusted periodically for inflation, for increases in the number of funds in the INVESCO Complex, and for other reasons during the period in which retirement benefits are accrued on behalf of the respective directors. This results in lower estimated benefits for directors who are closer to retirement and higher estimated benefits for directors who are further from retirement. With the exception of Mr. McIntyre and Drs. Gramm and Soll, each of these directors has served as a director/trustee of one or more of the funds in the INVESCO Complex for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan.


      (4) Mr. Chabris retired as a director effective September 30, 1998.

      (5) Totals as a percentage of the Company's net assets as of April 30, 1999.

      (6) Total as a percentage of the net assets of the INVESCO Complex as of December 31, 1998.


         Messrs. Brady and Williamson, as "interested persons" of the Company and of the other funds in the INVESCO Complex, receive compensation as officers or employees of INVESCO or its affiliated companies, and do not receive any director's fees or other compensation from the Fund or other funds in the INVESCO Complex for their services as directors.

         The boards of directors/trustees of the mutual funds managed by INVESCO have adopted a Defined Benefit Deferred Compensation Plan for the non-interested directors and trustees of the funds. Under this plan, each director or trustee who is not an interested person of the funds (as defined in the 1940 Act) and who has served for at least five years (a "qualified director") is entitled to receive, upon termination of service as a director (normally at the retirement age of 72) (or the retirement age of 73 to 74, if the retirement date is extended by the boards for one or two years, but less than three years) continuation of payment for one year (the "first year retirement benefit") of the annual basic retainer and annualized board meeting fees payable by the funds to the qualified director at the time of his or her retirement (the "basic retainer"). Commencing with any such director's second year of retirement, and commencing with the first year of retirement of a director whose retirement has been extended by the board for three years, a qualified director shall receive quarterly payments at an annual rate equal to 50% of the basic retainer and annualized board meeting fees. These payments will continue for the remainder of the qualified director's life or ten years, whichever is longer (the "reduced retainer payments"). If a qualified director dies or becomes disabled after age 72 and before age 74 while still a director of the funds, the first year retirement benefit and the reduced retainer payments will be made to him or her or to his or her beneficiary or estate. If a qualified director becomes disabled or dies either prior to age 72 or during his or her 74th year while still a director of the funds, the director will not be entitled to receive the first year retirement benefit; however, the reduced retainer payments will be made to his or her beneficiary or estate. The plan is administered by a committee of three directors who are also participants in the plan and one director who is not a plan participant. The cost of the plan will be allocated among the INVESCO

Funds in a manner determined to be fair and equitable by the committee. The Fund began making payments to Mr. Chabris as of October 1, 1998. The Fund has no stock options or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers.

         The independent directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of certain of the INVESCO Funds. The deferred amounts are being invested in the shares of all of the INVESCO. Each independent director is, therefore, an indirect owner of shares of each INVESCO fund.


         The Company has an audit committee which is comprised of four of the directors who are not interested persons of the Company. The committee meets periodically with the Company's independent accountants and officers to review accounting principles used by the Company, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters.

         The Company also has a management liaison committee which meets quarterly with various management personnel of INVESCO in order (a) to facilitate better understanding of management and operations of the Company, and
(b) to review legal and operational matters which have been assigned to the committee by the board of directors, in furtherance of the board of directors' overall duty of supervision.

         The Company also has a soft dollar brokerage committee. The committee meets periodically to review soft dollar brokerage transactions by the Funds, and to review policies and procedures of the Funds' adviser with respect to soft dollar brokerage transactions. It reports on these matters to the Company's board of directors.

         The Company also has a derivatives committee. The committee meets periodically to review derivatives investments made by the Funds. It monitors derivatives usage by the Funds and the procedures utilized by the Funds' adviser to ensure that the use of such instruments follows the policies on such instruments adopted by the Company's board of directors. It reports on these matters to the Company's board of directors.

HOW SHARES CAN BE PURCHASED
---------------------------

         Shares of the Fund are sold on a continuous basis at the net asset value per share of the Fund next calculated after receipt of a purchase order in good form. The net asset value per share is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange, but may also be computed at other times. See "How Shares Are Valued."

         The Company has authorized one or more brokers to accept purchase orders on the Fund's behalf. Such brokers are authorized to designate other intermediaries to accept purchase orders on the Fund's behalf. The Fund will be deemed to have received a purchase order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. A purchase order will be priced at the Fund's Net Asset Value next calculated after the order has been accepted by an authorized broker or the broker's authorized designee.

         IDI acts as the Fund's distributor under a distribution agreement with the Company and bears all expenses, including the costs of printing and distributing prospectuses incident to direct sales and distribution of the Fund's shares on a no-load basis.


         DISTRIBUTION PLAN. As discussed under "How To Buy Shares - Distribution Expenses" in the Prospectus, the Company has adopted a Plan and Agreement of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may make monthly payments to IDI of amounts computed at an annual rate no greater than 0.25% of the Fund's average net assets to permit IDI, at its discretion, to engage in certain activities and provide services in connection with the distribution of the Fund's shares to investors. Payment by the Fund under the Plan, for any month, may be made to compensate IDI for permissible activities engaged in and services provided by IDI during the rolling 12-month period in which that month falls. For the fiscal year ended May 31, 1999, the Fund made payments to INVESCO (the predecessor of IDI, distributor of shares of the Fund) and IDI under the Plan in the amount of $658,292. In addition, as of May 31, 1999, $60,698 of additional distribution accruals had been incurred by the Fund and will be paid to IDI during the fiscal year ended May 31, 2000. As noted in the section of the Fund's Prospectus entitled "How To Buy Shares - Distribution Expenses," one type of expenditure is the payment of compensation to securities companies, and other financial institutions and organizations, which may include INVESCO-affiliated companies, in order to obtain various distribution-related and/or administrative services for the Fund. The Fund is authorized by the Plan to use its assets to finance the payments made to obtain those services. Payments will be made by IDI to broker-dealers who sell shares of the Fund and may be made to banks, savings and loan associations and other depository institutions. Although the Glass-Steagall Act limits the ability of certain banks to act as underwriters of mutual fund shares, the Company does not believe that these limitations would affect the ability of such banks to enter into arrangements with IDI, but can give no assurance in this regard. However, to the extent it is determined otherwise in the future, arrangements with banks might have to be modified or terminated, and, in that case, the size of the Fund possibly could decrease to the extent that the banks would no longer invest customer assets in the Fund. Neither the Company nor its investment adviser will give any preference to banks or other depository institutions which enter into such arrangements when selecting investments to be made by the Fund.


         For the fiscal year ended May 31, 1999, allocations of 12b-1 amounts paid by the Fund for the following categories of expenses were: advertising -- $239,635; sales literature, printing and postage -- $63,029; direct mail -- $16,387; public relations/promotion -- $33,339; compensation to securities dealers and other organizations -- $216,522; marketing personnel -- $89,381.

         The nature and scope of services which are provided by securities dealers and other organizations may vary by dealer but include, among other things, processing new stockholder account applications, preparing and transmitting to the Company's Transfer Agent computer processable tapes of transactions by the Fund's customers, serving as the primary source of information to customers in answering questions concerning the Fund, and assisting in other customer transactions with the Fund.


         The Plan was approved on April 21, 1993, at a meeting called for such purpose by a majority of the directors of the Company, including a majority of the directors who neither are "interested persons" of the Company nor have any financial interest in the operation of the Plan ("independent directors"). The board of directors, on February 4, 1997, approved amending the Plan effective January 1, 1997, to convert the Plan to a compensation type Rule 12b-1 plan. This amendment of the Plan did not result in increasing the amount of the Fund's payments thereunder. Pursuant to authorization granted by the Company's board of directors on September 2, 1997, a new Plan became effective on September 29, 1997, under which IDI assumed all obligations related to distribution from INVESCO. The Plan has been continued by action of the board of directors until May 15, 1999. Pursuant to shareholder authorization, the Plan was approved with respect to the Fund on July 15, 1999.


         The Plan provides that it shall continue in effect with respect to the Fund for so long as such continuance is approved at least annually by the vote of the board of directors of the Company cast in person at a meeting called for the purpose of voting on such continuance. The Plan can also be terminated at any time with respect to the Fund, without penalty, if a majority of the independent directors, or shareholders of the Fund, vote to terminate the Plan. The Company may, in its absolute discretion, suspend, discontinue or limit the offering of its shares of the Fund at any time. In determining whether any such action should be taken, the board of directors intends to consider all relevant factors including, without limitation, the size of the Fund, the investment climate for the Fund, general market conditions, and the volume of sales and redemptions of the Fund's shares. The Plan may continue in effect and payments may be made under the Plan following any such temporary suspension or limitation of the offering of the Fund's shares; however, the Fund is not contractually obligated to continue the Plan for any particular period of time. Suspension of the offering of the Fund's shares would not, of course, affect a shareholder's ability to redeem his or her shares. So long as the Plan is in effect, the selection and nomination of persons to serve as independent directors of the Company shall be committed to the independent directors then in office at the time of such selection or nomination. The Plan may not be amended to increase the amount of the Fund's payments thereunder without approval of the shareholders of the Fund, and all material amendments to the Plan must be approved by the board of directors of the Company, including a majority of the independent directors. Under the agreement implementing the Plan, IDI or the Fund, the latter by vote of a majority of the independent directors, or of the holders of a majority of the Fund's outstanding voting securities, may terminate such agreement as to the Fund without penalty upon 30 days' written notice to the other party. No further payments will be made by the Fund under the Plan in the event of its termination as to the Fund.

         To the extent that the Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, it shall remain in effect as such, so as to authorize the use of the Fund's assets in the amounts and for the purposes set forth therein, notwithstanding the occurrence of an assignment, as defined by the 1940 Act, and rules thereunder. To the extent it constitutes an agreement pursuant to a plan, the Fund's obligation to make payments to IDI shall terminate automatically, in the event of such "assignment," in which case the Fund may continue to make payments pursuant to the Plan to IDI or another organization only upon the approval of new arrangements, which may or may not be with IDI, regarding the use of the amounts authorized to be paid by it under the Plan, by the directors, including a majority of the independent directors, by a vote cast in person at a meeting called for such purpose.

         Information regarding the services rendered under the Plan and the amounts paid therefor by the Fund are provided to, and reviewed by, the directors on a quarterly basis. On an annual basis, the directors consider the continued appropriateness of the Plan and the level of compensation provided therein.

         The only  directors or interested  persons,  as that term is defined in
Section 2(a)(19) of the 1940 Act, of the Company who have a direct or indirect financial interest in the operation of the Plan are the officers and directors of the Company listed herein under the section entitled "The Fund And Its Management--Officers and Directors of the Company" who are also officers either of IDI or companies affiliated with IDI. The benefits which the Company believes will be reasonably likely to flow to it and its shareholders under the Plan include the following:

         (1) Enhanced marketing efforts, if successful, should result in an increase in net assets through the sale of additional shares and afford greater resources with which to pursue the investment objective of the Fund;

         (2)      The sale of  additional  shares  reduces the  likelihood  that redemption of shares will require the liquidation of securities of the Fund in amounts and at times that are disadvantageous for investment purposes;

         (3) The positive effect which increased Fund assets will have on its revenues could allow INVESCO and its affiliated companies:

                  (a) To have greater resources to make the financial commitments necessary to improve the quality and level of the Fund's shareholder services (in both systems and personnel),

                  (b) To increase the number and type of mutual funds available to investors from INVESCO and its affiliated companies (and support them in their infancy), and thereby expand the investment choices available to all shareholders, and

                  (c) To acquire and retain talented employees who desire to be associated with a growing organization; and

         (4) Increased Fund assets may result in reducing each investor's share of certain expenses through economies of scale (e.g.

                  exceeding established breakpoints in the advisory fee schedule and allocating fixed expenses over a larger asset base), thereby partially offsetting the costs of the Plan.

HOW SHARES ARE VALUED
---------------------

         As described in the section of the Fund's Prospectus entitled "Fund Price And Performance," the net asset value of shares of the Fund is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange (generally 4:00 p.m., New York time) and applies to purchase and redemption orders received prior to that time. Net asset value per share is also computed on any other day on which there is a sufficient degree of trading in the securities held by the Fund that the current net asset value per share of the Fund might be materially affected by changes in the value of the securities held, but only if on such day the Fund receives a request to purchase or redeem shares. Net asset value per share is not calculated on days the New York Stock Exchange is closed, such as federal holidays, including New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

         The net asset value per share of the Fund is calculated by dividing the value of all securities held by the Fund plus its other assets (including dividends and interest accrued but not collected), less the Fund's liabilities (including accrued expenses), by the number of outstanding shares of the Fund. Securities traded on national securities exchanges, the NASDAQ National Market System, the NASDAQ Small Cap Market and foreign markets are valued at their last sale prices on the exchanges or markets where such securities are primarily traded. Securities traded in the over-the-counter market for which last sale prices are not available, and listed securities for which no sales were reported on a particular date, are valued at their highest closing bid prices (or, for debt securities, yield equivalents thereof) obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities or other assets will be valued at their fair values as determined in good faith by the Company's board of directors or pursuant to procedures adopted by the board of directors. The above procedures may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional-size trading units of debt securities. Prior to utilizing a pricing service, the Company's board of directors reviews the methods used by such service to assure itself that securities will be valued at their fair values. The Company's board of directors also periodically monitors the methods used by such pricing services. Debt securities with remaining maturities of 60 days or less at the time of purchase are normally valued at amortized cost.

         The values of securities held by the Fund, and other assets used in computing net asset value, generally are determined as of the time regular trading in such securities or assets is completed each day. Because regular trading in most foreign securities markets is completed simultaneously with, or prior to, the close of regular trading on the New York Stock Exchange, closing prices for foreign securities usually are available for purposes of computing the Fund's net asset value. However, in the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. The value of all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the spot rate of such currencies against U.S. dollars provided by an approved pricing service.

FUND PERFORMANCE
----------------

         As discussed in the Fund's Prospectus entitled "Fund Price and Performance," the Company advertises the total return performance of the Fund. Average annual total return performance for the Fund for the one- and five-year periods ended May 31, 1999 and the period December 27, 1991 (commencement of operations of the Fund) to May 31, 1999 (life of the Fund), was 12.91%, 16.04% and 16.95%, respectively. Average annual total return performance is computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                         n
                                 P(1 + T)  = ERV

where:  P = initial payment of $1000
        T = average annual total return
        n = number of years
      ERV = ending redeemable value of initial payment

         The  average  annual  total  return   performance   figures  shown  are
determined by solving the above formula for "T" for each time period indicated.

         In conjunction with performance reports, comparative data between the Fund's performance for a given period and other types of investment vehicles, including certificates of deposit, may be provided to prospective investors and shareholders.

         From time to time, evaluations of performance made by independent sources may also be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Fund. Sources for Fund performance information and articles about the Fund include, but are not limited to, the following:

         AMERICAN ASSOCIATION OF INDIVIDUAL INVESTORS' JOURNAL
         BANXQUOTE
         BARRON'S
         BUSINESS WEEK
         CDA INVESTMENT TECHNOLOGIES
         CNBC
         CNN
         CONSUMER DIGEST
         FINANCIAL TIMES
         FINANCIAL WORLD
         FORBES
         FORTUNE

         IBBOTSON ASSOCIATES, INC.
         INSTITUTIONAL INVESTOR
         INVESTMENT COMPANY DATA, INC.
         INVESTOR'S BUSINESS DAILY
         KIPLINGER'S PERSONAL FINANCE
         LIPPER ANALYTICAL SERVICES, INC.'S MUTUAL FUND
           PERFORMANCE ANALYSIS
         MONEY
         MORNINGSTAR
         MUTUAL FUND FORECASTER
         NO-LOAD ANALYST
         NO-LOAD FUND X
         PERSONAL INVESTOR
         SMART MONEY
         THE NEW YORK TIMES
         THE NO-LOAD FUND INVESTOR
         U.S. NEWS AND WORLD REPORT
         UNITED MUTUAL FUND SELECTOR
         USA TODAY
         THE WALL STREET JOURNAL
         WIESENBERGER INVESTMENT COMPANIES SERVICES
         WORKING WOMAN
         WORTH

SERVICES PROVIDED BY THE FUND
-----------------------------

         PERIODIC WITHDRAWAL PLAN. As described in the section of the Fund's Prospectus entitled "How To Sell Shares," the Fund offers a Periodic Withdrawal Plan. All dividends and distributions on shares owned by shareholders participating in this Plan are reinvested in additional shares. Because withdrawal payments represent the proceeds from sales of shares, the amount of shareholders' investments in the Fund will be reduced to the extent that withdrawal payments exceed dividends and other distributions paid and reinvested. Any gain or loss on such redemptions must be reported for tax purposes. In each case, shares will be redeemed at the close of business on or about the 20th day of each month preceding payment and payments will be mailed within five business days thereafter.

         The Periodic Withdrawal Plan involves the use of principal and is not a guaranteed annuity. Payments under such a Plan do not represent income or a return on investment.

         Participation in the Periodic Withdrawal Plan may be terminated at any time by sending a written request to INVESCO. Upon termination, all future dividends and capital gain distributions will be reinvested in additional shares unless a shareholder requests otherwise.

         EXCHANGE POLICY. As discussed in the section of the Fund's Prospectus entitled "How To Buy Shares -- Exchange Policy," the Fund offers shareholders the ability to exchange shares of the Fund for shares of certain other no-load mutual funds advised by INVESCO. Exchange requests may be made either by telephone or by written request to INVESCO Funds Group, Inc. using the telephone number or address on the cover of this Statement of Additional Information. Exchanges made by telephone must be in an amount of at least $250, if the exchange is being made into an existing account of one of the INVESCO funds. All exchanges that establish a new account must meet the fund's applicable minimum initial investment requirements. Written exchange requests into an existing account have no minimum requirements other than the fund's applicable minimum subsequent investment requirements. Any gain or loss realized on an exchange is recognized for federal income tax purposes. This ability is not an option or right to purchase securities and is not available in any state or other jurisdiction where the shares of the mutual fund into which transfer is to be made are not qualified for sale, or when the net asset value of the shares presented for exchange is less than the minimum dollar purchase required by the appropriate prospectus.

TAX-DEFERRED RETIREMENT PLANS
-----------------------------

         As described in the section of the Fund's Prospectus entitled "Fund Services - Retirement Plans And IRAs," shares of a Fund may be purchased as the investment medium for various tax-deferred retirement plans. Persons who request information regarding these plans from INVESCO will be provided with prototype documents and other supporting information regarding the type of plan requested. Each of these plans involves a long-term commitment of assets and is subject to possible regulatory penalties for excess contributions, premature distributions or for insufficient distributions after age 70-1/2. The legal and tax implications may vary according to the circumstances of the individual investor. Therefore, the investor is urged to consult with an attorney or tax adviser prior to the establishment of such a plan.

HOW TO REDEEM SHARES
--------------------

         Normally, payments for shares redeemed will be mailed within seven (7) days following receipt of the required documents as described in the section of the Fund's Prospectus entitled "How To Sell Shares." The right of redemption may be suspended and payment postponed when: (a) the New York Stock Exchange is closed for other than customary weekends and holidays; (b) trading on that exchange is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) the Securities and Exchange Commission by order so permits.

         The Company has authorized one or more brokers to accept redemption orders on the Fund's behalf. Such brokers are authorized to designate other intermediaries to accept redemption orders on the Fund's behalf. The Fund will be deemed to have received a redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. A redemption order will be priced at the Fund's Net Asset Value next calculated after the order has been accepted by an authorized broker or the broker's authorized designee.

         It is possible that in the future conditions may exist which would, in the opinion of the Company's investment adviser, make it undesirable for the Fund to pay for redeemed shares in cash. In such cases, the investment adviser may authorize payment to be made in portfolio securities or other property of the Fund. However, the Company is obligated under the 1940 Act to redeem for cash all shares of the Fund presented for redemption by any one shareholder having a value up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are selected entirely by the investment adviser based on what is in the best interests of the Fund and its shareholders, and are valued at the value assigned to them in computing the Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of the securities.

DIVIDENDS, OTHER DISTRIBUTIONS, AND TAXES
-----------------------------------------


         The Company intends to conduct its business and satisfy the applicable diversification of assets and source of income requirements to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Company so qualified in the fiscal year ended April 30, 1999, and intends to qualify during the current fiscal year. As a result, it is anticipated that the Company will pay no federal income or excise taxes and will be accorded conduit or "pass through" treatment for federal income tax purposes.


         Dividends paid by the Fund from net investment income as well as distributions of net realized short-term capital gains and net-realized gains from certain foreign currency transactions are, for federal income tax purposes, taxable as ordinary income to shareholders. After the end of each calendar year, the Fund sends shareholders information regarding the amount and character of dividends paid in the year.

         Distributions by each Fund of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are, for federal income tax purposes, taxable to the shareholder as long-term capital gains regardless of how long a shareholder has held shares of the Fund. Long-term gains realized between May 7, 1997 and July 28, 1997 on the sale of securities held for more than 12 months are taxable at a maximum rate of 20%. Long-term gains realized between July 29, 1997 and December 31, 1997 on the sale of securities held for more than one year but not for more than 18 months are taxable at the maximum rate of 28%. Long-term gains realized between July 29, 1997 and December 31, 1997 on the sale of securities held for more than 18 months are taxable at a maximum rate of 20%. Beginning January 1, 1998, the IRS Restructuring and Reform Act of 1998, signed into law on July 24, 1998, lowers the holding period for long-term capital gains entitled to the 20% capital gains tax rate from 18 months to 12 months. Accordingly, all long-term gains realized after December 31, 1997 on the sale of securities held for more than 12 months will be taxable at a maximum rate of 20%. Note that the rate of capital gains tax is dependent on the shareholder's marginal tax rate and may be lower than the above rates. At the end of each year, information regarding the tax status of dividends and other distributions is provided to shareholders. Shareholders should consult their tax adviser as to the effect of distributions by the Fund.

         All dividends and other distributions are regarded as taxable to the investor, regardless whether such dividends and distributions are reinvested in additional shares of the Fund or another fund in the INVESCO group. The net asset value of Fund shares reflects accrued net investment income and undistributed realized capital and foreign currency gains; therefore, when a distribution is made, the net asset value is reduced by the amount of the distribution. If the net asset value of Fund shares were reduced below a shareholder's cost as a result of a distribution, such distribution would be taxable to the shareholder although a portion would be, in effect, a return of invested capital. If shares are purchased shortly before a distribution, the full price for the shares will be paid and some portion of the price may then be returned to the shareholder as a taxable dividend or capital gain. However, the net asset value per share will be reduced by the amount of the distribution, which would reduce any gain (or increase any loss) for tax purposes on any subsequent redemption of shares.

         INVESCO may provide Fund shareholders with information concerning the average cost basis of their shares in order to help them prepare their tax returns. This information is intended as a convenience to shareholders, and will not be reported to the Internal Revenue Service (the "IRS"). The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The cost basis information provided by INVESCO will be computed using the single-category average cost method, although neither INVESCO nor the Company recommends any particular method of determining cost basis. Other methods may result in different tax consequences. If a shareholder has reported gains or losses with respect to shares of a Fund in past years, the shareholder must continue to use the method previously used, unless the shareholder applies to the IRS for permission to change the method.

         If the Fund's shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

         The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

         Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. The Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. Otherwise, foreign taxes will be treated as an expense of the Fund.

         The Fund may invest in the stock of "passive foreign investment companies" (PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

         The Fund may elect to "mark-to-market" its stock in any PFIC. Marking-to-market, in this context, means including in ordinary income for each taxable year the excess, if any, of the fair market value of the PFIC stock over the Fund adjusted tax basis therein as of the end of that year. Once the election has been made, the Fund also will be allowed to deduct from ordinary income the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the end of the year, but only to the extent of any net mark-to-market gains with respect to that PFIC stock included by the Fund for prior taxable years. The Fund's adjusted tax basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect that amount of income included and deductions taken under the election.

         Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of each security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders.

         Shareholders should consult their own tax advisers regarding specific questions as to federal, state and local taxes. Dividends and capital gain distributions will generally be subject to applicable state and local taxes. Qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, for income tax purposes does not entail government supervision of management or investment policies.

INVESTMENT PRACTICES
--------------------

         PORTFOLIO TURNOVER. There are no fixed limitations regarding the portfolio turnover of the Fund. The rate of portfolio turnover can fluctuate under constantly changing economic conditions and market circumstances. Securities initially satisfying the basic policies and objectives of the Fund may be disposed of when they are no longer suitable. Brokerage costs to the Fund are commensurate with the rate of portfolio activity. The portfolio turnover rates for the Fund for the fiscal years ended May 31, 1999, 1998 and 1997, were 203%, 158%, and 216%, respectively. In computing the portfolio turnover rate, all investments with maturities or expiration dates at the time of acquisition of one year or less are excluded. Subject to this exclusion, the turnover rate is calculated by dividing (A) the lesser of purchases or sales of portfolio securities for the fiscal year by (B) the monthly average of the value of portfolio securities owned by the Fund during the fiscal year.


         PLACEMENT OF PORTFOLIO BROKERAGE. INVESCO, as the Company's investment adviser, places orders for the purchase and sale of securities with brokers and dealers based upon INVESCO's evaluation of financial responsibility of such brokers and dealers, subject to their ability to effect transactions at the best available prices. INVESCO evaluates the overall reasonableness of brokerage commissions or underwriting discounts (the difference between the full acquisition price to acquire the new offering and the discount offered to members of the underwriting syndicate) paid by reviewing the quality of executions obtained on portfolio transactions of the Fund, viewed in terms of the size of transactions, prevailing market conditions in the security purchased or sold, and general economic and market conditions. In seeking to ensure that the commissions or discounts charged the Fund are consistent with prevailing and reasonable commissions or discounts, INVESCO also endeavors to monitor brokerage industry practices with regard to the commissions or discounts charged by brokers and dealers on transactions effected for other comparable institutional investors. While INVESCO seeks reasonably competitive rates, the Fund does not necessarily pay the lowest commission, discount or spread available.

         Consistent with the standard of seeking to obtain the best execution on portfolio transactions, INVESCO may select brokers that provide research services to effect such transactions. Research services consist of statistical and analytical reports relating to issuers, industries, securities and economic factors and trends, which may be of assistance or value to INVESCO in making informed investment decisions. Research services prepared and furnished by brokers through which the Fund effects securities transactions may be used by INVESCO in servicing all of their accounts and not all such services may be used by INVESCO in connection with the Fund.

         In recognition of the value of the above-described brokerage and research services provided by certain brokers, INVESCO, consistent with the standard of seeking to obtain the best execution on portfolio transactions, may place orders with such brokers for the execution of transactions for the Fund on which the commissions are in excess of those which other brokers might have charged for effecting the same transactions.

         Portfolio transactions may be effected through qualified brokers and dealers that recommend the Fund to their clients, or that act as agent in the purchase of the Fund's shares for their clients. When a number of brokers and dealers can provide comparable best price and execution on a particular transaction, INVESCO may consider the sale of Fund shares by a broker or dealer in selecting among qualified brokers and dealers.

         Certain financial institutions (including brokers who may sell shares of the Funds, or affiliates of such brokers) are paid a fee (the "Services Fee") for recordkeeping, shareholder communications and other services provided by the brokers to investors purchasing shares of the Funds through no transaction fee programs ("NTF Programs") offered by the financial institution or its affiliated broker (an "NTF Program Sponsor"). The Services Fee is based on the average daily value of the investments in each Fund made in the name of such NTF Program Sponsor and held in omnibus accounts maintained on behalf of investors participating in the NTF Program. With respect to certain NTF Programs, the Company's directors have authorized the Fund to apply dollars generated from the Company's Plan and Agreement of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan") to pay the entire Services Fee, subject to the maximum Rule 12b-1 fee permitted by the Plan. With respect to other NTF Programs, the Company's directors have authorized the Fund to pay transfer agency fees to INVESCO based on the number of investors who have beneficial interests in the NTF Program Sponsor's omnibus accounts in that Fund. INVESCO, in turn, pays these transfer agency fees to the NTF Program Sponsor as a sub-transfer agency or recordkeeping fee in payment of all or a portion of the Services Fee. In the event that the sub-transfer agency or recordkeeping fee is insufficient to pay all of the Services Fee with respect to these NTF Programs, the directors of the Company have authorized the Funds to apply dollars generated from the Plan to pay the remainder of the Services Fee, subject to the maximum Rule 12b-1 fee permitted by the Plan. INVESCO itself pays the portion of the Fund's Services Fee, if any, that exceeds the sum of the sub-transfer agency or recordkeeping fee and Rule 12b-1 fee. The Company's directors have further authorized INVESCO to place a portion of the Fund's brokerage transactions with certain NTF Program Sponsors or their affiliated brokers, if INVESCO reasonably believes that, in effecting the Fund's transactions in portfolio securities, the broker is able to provide the best execution of orders at the most favorable prices. A portion of the commissions earned by such a broker from executing portfolio transactions on behalf of the specific Fund may be credited by the NTF Program Sponsor against its Services Fee. Such credit shall be applied first against any sub-transfer agency or recordkeeping fee payable with respect to the Fund, and second against any Rule 12b-1 fees used to pay a portion of the Services Fee, on a basis which has resulted from negotiations between INVESCO or IDI and the NTF Program Sponsor. Thus, the Fund pays sub-transfer agency or recordkeeping fees to the NTF Program Sponsor in payment of the Services Fee only to the extent that such fees are not offset by the Fund's credits. In the event that the transfer agency fee paid by a Fund to INVESCO with respect to investors who have beneficial interests in a particular NTF Program Sponsor's omnibus accounts in that Fund exceeds the Services Fee applicable to that Fund, after application of credits, INVESCO may carry forward the excess and apply it to future Services Fees payable to that NTF Program Sponsor with respect to the Fund. The amount of excess transfer agency fees carried forward will be reviewed for possible adjustment by INVESCO prior to each fiscal year-end of the Company. The Company's board of directors has also authorized the Company to pay to IDI the full Rule 12b-1 fees contemplated by the Plan as payment for expenses incurred by IDI in engaging in the activities and providing the services on behalf of the Fund contemplated by the Plan, subject to the maximum Rule 12b-1 fee permitted by the Plan, notwithstanding that credits have been applied to reduce the portion of the 12b-1 fee that would have been used to compensate IDI for payments to such NTF Program Sponsor absent such credits.


         The aggregate dollar amounts of brokerage commissions paid by the Fund for the fiscal years ended May 31, 1999, 1998 and 1997 were $3,319.634,

$4,167,020 and $2,518,857, respectively. During the fiscal year ended May 31, 1999, brokers providing research services received $1,642,964 in commissions on portfolio transactions effected for the Fund. The aggregate dollar amount of such portfolio transactions was $615,088,785. No commissions were allocated to any brokers in recognition of their sales of shares of the Fund on portfolio transactions of the Fund effected during the fiscal year ended May 31, 1999.

         At May 31, 1999, the Fund held securities of its regular brokers or dealers, or their parents, as follows:

                                                           Value of Securities
Broker or Dealer                                               at 5/31/99
----------------                                           -------------------

State Street Bank & Trust                                        38,124


         INVESCO does not receive any brokerage commissions on portfolio transactions effected on behalf of the Fund, and there is no affiliation between INVESCO or any person affiliated with INVESCO or the Fund and any broker or dealer that executes transactions for the Fund.

ADDITIONAL INFORMATION
----------------------

         COMMON STOCK. The Company is authorized to issue up to 2 billion shares of common stock, with a par value of $0.01 per share. Of the Company's authorized shares, 200,000,000 shares have been allocated to the Fund. The board of directors has the authority to designate additional series of common stock without seeking the approval of shareholders, and may classify and reclassify any authorized but unissued shares.


         Shares of each series represent the interests of the shareholders of such series in a particular portfolio of investments of the Company. Each series of the Company's shares is preferred over all other series with respect to the assets specifically allocated to that series, and all income, earnings, profits and proceeds from such assets, subject only to the rights of creditors, are allocated to shares of that series. The assets of each series are segregated on the books of account and are charged with the liabilities of that series and with a share of the Company's general liabilities. The board of directors determines those assets and liabilities deemed to be general assets or liabilities of the Company, and these items are allocated among series in a manner deemed by the board of directors to be fair and equitable. Generally, such allocation will be made based upon the relative total net assets of each series. In the unlikely event that a liability allocable to one series exceeds the assets belonging to the series, all or a portion of such liability may have to be borne by the holders of shares of the Company's other series.

         All dividends on shares of a particular series shall be paid only out of the income belonging to that series, pro rata to the holders of that series. In the event of the liquidation or dissolution of the Company or of a particular series, the shareholders of each series that is being liquidated shall be entitled to receive, as a series, when and as declared by the board of directors, the excess of the assets belonging to that series over the liabilities belonging to that series. The holders of shares of any series shall not be entitled to any distribution upon liquidation of any other series. The assets so distributable to the shareholders of any particular series shall be distributed among such shareholders in proportion to the number of shares of that series held by them and recorded on the books of the Company.

         All Fund shares, regardless of series, have equal voting rights. Voting with respect to certain matters, such as ratification of independent accountants or election of directors, will be by all series of the Company. When not all series are affected by a matter to be voted upon, such as approval of an investment advisory contract or changes in a fund's investment policies, only shareholders of the series affected by the matter may be entitled to vote. Company shares have noncumulative voting rights, which means that the holders of a majority of the shares voting for the election of directors can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the board of directors. After they have been elected by shareholders, the directors will continue to serve until their successors are elected and have qualified or they are removed from office, in either case by a shareholder vote, or until death, resignation, or retirement. They may appoint their own successors, provided that always at least a majority of the directors have been elected by the Company's shareholders. It is the intention of the Company not to hold annual meetings of shareholders. The directors will call annual or special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Company's Articles of Incorporation, or at their discretion.

         PRINCIPAL SHAREHOLDERS. As of June 30, 1999, the following entities held more than 5% of the Fund's outstanding equity securities.

                                                                     Class and
                                           Amount and Nature         Percent
Name and Address                             of Ownership            of Class
----------------                           -----------------         ---------

Connecticut General Life Ins.                4,470,056.3380            13.67%
c/o Liz Pezoa M-110
P.O. Box 2975 H 19 B
Hartford, CT 06104-2975

Charles Schwab & Co. Inc.                    3,174,213.8410             9.71%
Special Custody Acct. For The
Exclusive Benefit of Customers
101 Montgomery St.
San Francisco, CA  94104-4122

         INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, 950 Seventeenth Street, Denver, Colorado, has been selected as the independent accountants of the Company. The independent accountants are responsible for auditing the financial statements of the Company.

         CUSTODIAN. State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, has been designated as custodian of the cash and investment securities of the Company. The bank is also responsible for, among other things, receipt and delivery of the Fund's investment securities in accordance with procedures and conditions specified in the custody agreement. Under the contract with the Company, the custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Company to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and foreign securities depositories.

         TRANSFER AGENT. The Company is provided with transfer agent, registrar, and dividend disbursing agent services by INVESCO Funds Group, Inc., 7800 E. Union Avenue, Denver, Colorado 80237, pursuant to the Transfer Agency Agreement described in "The Fund and Its Management." Such services include the issuance, cancellation, and transfer of shares of the Fund, and the maintenance of records regarding the ownership of such shares.


         REPORTS TO SHAREHOLDERS. The Company distributes reports at least semiannually to its shareholders. Financial statements regarding the Company, audited by the independent accountants, are sent to shareholders annually.


         LEGAL COUNSEL. The firm of Kirkpatrick & Lockhart LLP, Washington, D.C., is legal counsel for the Company. The firm of Moye, Giles, O'Keefe, Vermeire & Gorrell, Denver, Colorado, acts as special counsel to the Company.


         FINANCIAL STATEMENTS. The Fund's audited financial statements and the notes thereto for the fiscal year ended May 31, 1999, and the report of PricewaterhouseCoopers LLP with respect to such financial statements, are incorporated herein by reference from the Company's Annual Report to Shareholders for the fiscal year ended May 31, 1999.


         PROSPECTUS. The Company will furnish, without charge, a copy of the Fund's Prospectus upon request. Such requests should be made to the Company at the mailing address or telephone number set forth on the first page of this Statement of Additional Information.

         REGISTRATION STATEMENT. This Statement of Additional Information and the related Prospectus do not contain all of the information set forth in the Registration Statement the Company has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

APPENDIX A

BOND RATINGS

         The following is a description of the Moody's and S&P bond rating categories:

MOODY'S CORPORATE BOND RATINGS

         Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

         A - Bonds rated A possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

         Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

S&P CORPORATE BOND RATINGS

         AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

         AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

         A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB - Bonds rated BBB are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

         BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

         B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

         CCC - Bonds rated CCC have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

STATEMENT OF ADDITIONAL INFORMATION


July 14, 1999

                            INVESCO STOCK FUNDS, INC.
                           INVESCO S&P 500 Index Fund



Address:                                    Mailing Address:
7800 E. Union Avenue                        Post Office Box 173706
Denver, Colorado  80237                     Denver, Colorado  80217-3706

                                   Telephone:
                       In continental U.S., 1-800-525-8085
        -----------------------------------------------------------------

         INVESCO STOCK FUNDS, INC. (formerly, INVESCO Equity Funds, Inc. formerly INVESCO Capital Appreciation Funds, Inc.) (the "Company") is a no-load, open-end, diversified, management investment company currently consisting of seven separate portfolios of investments: INVESCO Blue Chip Growth Fund; INVESCO Dynamics Fund; INVESCO Endeavor Fund; INVESCO Growth & Income Fund; INVESCO S&P 500 Index Fund; INVESCO Small Company Growth Fund and INVESCO Value Equity Fund

         Investors may purchase shares of any or all of the Funds. Additional funds may be added in the future.

         The Fund seeks to provide both price performance and income comparable to the Standard & Poor's 500 Composite Index (the "Index" or the "S&P 500") by investing in the equity securities that comprise the S&P 500 in approximately the same proportion that they are represented in the Index and in other instruments whose value depends upon or derives from the value of the Index.

         A Prospectus for the Fund, dated July 14, 1999, which provides the basic information you should know before investing in the Fund, may be obtained without charge from INVESCO Distributors, Inc., P.O. Box 173706, Denver, Colorado 80217-3706. This Statement of Additional Information is not a prospectus, but contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide you with additional information regarding the activities and operations of the Fund and should be read in conjunction with the Prospectus.


Investment Adviser: INVESCO FUNDS GROUP, INC.
Distributor: INVESCO DISTRIBUTORS, INC.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

INVESTMENT POLICIES AND RESTRICTIONS...........................................1

THE FUND AND ITS MANAGEMENT...................................................11

HOW SHARES CAN BE PURCHASED...................................................24

HOW SHARES ARE VALUED.........................................................27

FUND PERFORMANCE..............................................................28

SERVICES PROVIDED BY THE FUND.................................................30

TAX-DEFERRED RETIREMENT PLANS.................................................30

HOW TO REDEEM SHARES..........................................................31

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES......................................31

INVESTMENT PRACTICES..........................................................33

ADDITIONAL INFORMATION........................................................36

APPENDIX A....................................................................39

APPENDIX B....................................................................43

INVESTMENT POLICIES AND RESTRICTIONS
------------------------------------

         As discussed in the Fund's Prospectus, the Fund may invest in a variety of securities, and employ a broad range of investment techniques in seeking to achieve its investment objectives. Such securities and techniques include the following:

EQUITY SECURITIES. As described in the Prospectus, equity securities which may be purchased by the Fund consist of common, preferred and convertible preferred stocks, and securities having equity characteristics such as rights, warrants and convertible debt securities. Common stocks and preferred stocks represent equity ownership interests in a corporation and participate in the corporation's earnings through dividends which may be declared by the corporation. Unlike common stocks, preferred stocks are entitled to stated dividends payable from the corporation's earnings, which in some cases may be "cumulative" if prior stated dividends have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have preferences on the distribution of assets in the event of the corporation's liquidation. Preferred stocks may be "participating," which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The rights of common and preferred stocks are generally subordinate to rights associated with a corporation's debt securities. Rights and warrants are securities which entitle the holder to purchase the securities of a company (generally, its common stock) at a specified price during a specified time period. Because of this feature, the values of rights and warrants are affected by factors similar to those which determine the prices of common stocks and exhibit similar behavior (although often more volatile behavior). Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer.

         Convertible securities which may be purchased by the Fund include convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the holder receives the interest paid on a convertible bond or the dividend preference of a preferred stock.


         Convertible securities have an "investment value" which is the theoretical value determined by the yield they provide in comparison with similar securities without the conversion feature. Investment value changes are based upon prevailing interest rates and other factors. They also have a "conversion value" which is their worth in market value if the securities were exchanged for their underlying equity securities. Conversion value fluctuates directly with the price of the underlying security. If conversion value is substantially below investment value, the price of the convertible security is governed principally by its investment value. If the conversion value is near or above investment value, the price of the convertible security generally will rise above investment value and may represent a premium over conversion value due to the combination of the convertible security's right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. A convertible security's price, when price is influenced primarily by its conversion value, generally will yield less than a senior non-convertible security of comparable investment value. Convertible securities may be purchased at varying price levels above their investment values or conversion values. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.


FOREIGN SECURITIES. Up to 25% of the Fund's total assets, measured at the time of purchase, may be invested directly in foreign equity or corporate debt securities. Securities of Canadian issuers and American Depository Receipts ("ADRs") are not subject to this 25% limitation. ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets.


         For U.S. investors, the returns on foreign securities are influenced not only by the returns on the foreign investments themselves, but also by currency fluctuations. That is, when the U.S. dollar generally rises against a foreign currency, returns for a U.S. investor on foreign securities denominated in that foreign currency may decrease. By contrast, in a period when the U.S. dollar generally declines, those returns may increase.

         Other aspects of international investing to consider include:

         -less publicly available information than is generally available about U.S. issuers;

         -differences in accounting, auditing and financial reporting standards;

         -generally higher commission rates on foreign portfolio transactions and longer settlement periods;

         -smaller trading volumes and generally lower liquidity of foreign stock markets, which may cause greater price volatility; and

         -investment income on certain foreign securities may be subject to foreign withholding taxes, which may reduce dividend or interest income or capital gains payable to shareholders.

         There  is  also  the  possibility  of   expropriation  or  confiscatory
taxation; adverse changes in investment or exchange control regulations; political instability; foreign currencies fluctuations; potential restrictions on the flow of international capital; and the possibility of the Fund experiencing difficulties in pursuing legal remedies and collecting judgments.

         ADRs are subject to some of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR.


RESTRICTED/144A SECURITIES. The Fund may invest in restricted securities, including restricted securities that can be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act") (hereinafter referred to as "Rule 144A Securities"), if a liquid institutional trading market exists.

         In recent years, a large institutional market has developed for Rule 144A Securities. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which Rule 144A Securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.


         Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for Rule 144A Securities may provide both readily ascertainable values for Rule 144A Securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A Security held by the Fund, however, could affect adversely the marketability of such security and the Fund might be unable to dispose of such security promptly or at reasonable prices.


         The board of directors has delegated to INVESCO the authority to determine whether a liquid market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, and whether such securities are subject to the Fund's restriction against investing more than 10% of its total assets in illiquid securities. Under guidelines established by the board of directors, INVESCO will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer.





OBLIGATIONS OF DOMESTIC BANKS. These obligations consist of certificates of deposit ("CDs") and banker's acceptances issued by domestic banks (including their foreign branches) having total assets in excess of $5 billion, which meet the Fund's minimum rating requirements. CDs are issued against deposits in a commercial bank for a specified period and rate and are normally negotiable. Eurodollar CDs are certificates issued by a foreign branch (usually London) of a U.S. domestic bank, and, as such, the credit is deemed to be that of the domestic bank.


         Bankers' acceptances are short-term credit instruments evidencing the promise of the bank (by virtue of the bank's "acceptance") to pay at maturity a draft which has been drawn on it by a customer (the "drawer"). These instruments are used to finance the import, export, transfer, or storage of goods and reflect the obligation of both the bank and the drawer to pay the face amount.


COMMERCIAL PAPER. The Fund may invest in these obligations, which are short-term promissory notes issued by domestic corporations to meet current working capital requirements. Such paper may be unsecured or backed by a letter of credit.

Commercial paper issued with a letter of credit is, in effect, "two party paper," with the issuer directly responsible for payment, plus a bank's guarantee that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. Commercial paper is sold either as interest-bearing or on a discounted basis, with maturities not exceeding 270 days. The Fund will only invest in commercial paper which at the date of purchase is rated A-2 or higher by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") or Prime-2 or higher by Moody's Investors Service, Inc. ("Moody's") or, if unrated, commercial paper that is judged by Fund Management to be equivalent in quality to commercial paper having such ratings. A commercial paper rating of A-2 or Prime-2 indicates a strong capacity for repayment of short-term promissory obligations.

SECURITIES LENDING. The Fund also may lend its securities. This practice permits the Fund to earn income, which, in turn, can be invested in additional securities of the type described in the Fund's Prospectus in pursuit of the Fund's investment objective. Loans of securities by the Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. government or its agencies equal to at least 100% of the current market value of the loaned securities, plus accrued interest and dividends, determined on a daily basis. Cash collateral will be invested only in high quality short-term investments offering maximum liquidity. Lending securities involves certain risks, the most significant of which is the risk that a borrower may fail to return a portfolio security. Fund Management monitors the creditworthiness of borrowers in order to minimize such risks. The Fund will not lend any security if, as a result of the loan, the aggregate value of securities then on loan would exceed 33-1/3% of the Fund's total assets (taken at market value).

FUTURES AND OPTIONS ON FUTURES, SECURITIES AND INDICES. As discussed in the Prospectus, the Fund may enter into futures contracts, and purchase and sell ("write") options to buy or sell futures contracts and other securities or indices, which are included in the types of instruments sometimes referred to as "derivatives," because their value depends upon or derives from the value of an underlying asset, reference rate or index. The Fund will comply with and adhere to all limitations in the manner and extent to which it effects transactions in futures and options on such futures currently imposed by the rules and policy guidelines of the Commodity Futures Trading Commission (the "CFTC") as conditions for exemption of a mutual fund, or investment advisers thereto, from registration as a commodity pool operator. The Fund will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of the Fund's total assets after taking into account unrealized profits and losses on options it has entered into. In the case of an option that is "in-the-money," as defined in the Commodity Exchange Act (the "CEA"), the in-the-money amount may be excluded in computing such 5%. (In general a call option on a future is "in-the-money" if the value of the future exceeds the exercise ("strike") price of the call; a put option on a future is "in-the-money" if the value of the future which is the subject of the put is exceeded by the strike price of the put.) The Fund may use futures and options thereon solely for bona fide hedging or for other non-speculative purposes within the meaning and intent of the applicable provisions of the CEA. The Fund may also use futures and options for liquidity.

         Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Instead, the Fund will be required to deposit in a segregated asset account an amount of cash or qualifying securities (currently U.S. Treasury bills). This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, the Fund may be required to make additional payments during the term of the contracts to its broker. Such payments would be required, for example, where, during the term of an interest rate futures contract purchased by the Fund, there was a general increase in interest rates, thereby making the Fund's portfolio securities less valuable. In all instances involving the purchase of financial futures contracts by the Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Fund may elect to close its position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. For a more complete discussion of the risks involved in futures and options on futures and other securities, refer to Appendix A ("Description of Futures and Options Contracts").

         Where futures are purchased to hedge against a possible increase in the price of a security before the Fund is able in an orderly fashion to invest in the security, it is possible that the market may decline instead. If the Fund, as a result, determined not to make the planned investment at that time because of concern as to possible further market decline or for other reasons, the Fund would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.


         In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the futures contract and the portion of the portfolio being hedged, the price of futures may not correlate perfectly with movements in the prices due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the underlying securities and the value of the futures contract. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market. Such increased participation may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the value of the underlying securities and movements in the prices of futures contracts, the value of futures contracts as a hedging device may be reduced.


         In addition, if the Fund has insufficient available cash, it may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time which may be disadvantageous to the Fund.

OPTIONS ON FUTURES CONTRACTS. The Fund may buy and write options on futures contracts for hedging purposes; options are also included in the types of instruments sometimes known as derivatives. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund is considering buying. If a call or put option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between change in the value of its portfolio securities and changes in the value of the futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may buy a put option on a futures contract to hedge the Fund's portfolio against the risk of falling prices.

         The amount of risk the Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may enter into forward currency contracts, which are included in the types of instruments sometimes known as derivatives, to purchase or sell foreign currencies (i.e., non-U.S. currencies) as a hedge against possible variations in foreign exchange rates. A forward foreign currency contract ("forward contract") is an agreement between the contracting parties to exchange an amount of currency at some future time at an agreed-upon rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. A forward contract generally has no deposit requirement, and such transactions do not involve commissions. By entering into a forward contract for the purchase or sale of the amount of foreign currency invested in a foreign security transaction, the Fund can hedge against possible variations in the value of the dollar versus the subject currency either between the date the foreign security is purchased or sold and the date on which payment is made or received or during the time the Fund holds the foreign security. Hedging against a decline in the value of a currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions preclude the opportunity for gain if the value of the hedged currency should rise. The Fund will not speculate in forward contracts. Although the Fund has not adopted any limitations on its ability to use forward contracts as a hedge against fluctuations in foreign exchange rates, the Fund does not attempt to hedge all of its non-U.S. portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by their investment adviser or sub-adviser. The Fund will not enter into forward contracts for a term of more than one year.

SWAPS AND SWAP-RELATED PRODUCTS. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate floor.

         The Fund may enter into interest rate swaps, caps and floors, which are included in the types of instruments sometimes known as derivatives, on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and usually will enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis, and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into an interest rate swap on other than a net basis, the Fund would maintain a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The Fund's adviser or sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Fund would have contractual remedies pursuant to the agreements related to the transaction.

         The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Fund sells (i.e., writes) caps and floors, it will maintain in a segregated account cash or liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to any caps or floors.

         There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. The documentation currently used in those markets attempts to limit the risk of loss with respect to interest rate swaps to the net amount of the payments that a party is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Fund would anticipate losing the net amount of the payments that the Fund contractually is entitled to receive over the payments that the Fund is contractually obligated to make. The Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above as well as the Fund's other investment restrictions set forth below.

INVESTMENT RESTRICTIONS. As discussed in the Fund's Prospectus, the Fund operates under certain investment restrictions. For purposes of the following investment restrictions, all percentage limitations apply immediately after a purchase or initial investment. Any subsequent change in a particular percentage resulting from fluctuations in value does not require elimination of any security from the Fund.

         The following restrictions are fundamental and may not be changed with respect to the Fund without the prior approval of the holders of a majority, as defined in the Investment Company Act of 1940 (the "1940 Act"), of the outstanding voting securities of the Fund. Under these restrictions the Fund may
NOT:

         1. With respect to seventy-five percent (75%) of its total assets, purchase the securities of any one issuer (except cash items and "government securities" as defined under the 1940 Act), if the purchase would cause the Fund to have more than 5% of the value of its total assets invested in the securities of such issuer or to own more than 10% of the outstanding voting securities of such issuer;


         2.    Borrow money or issue senior  securities  (as defined in the 1940
               Act), except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) and may enter into reverse repurchase agreements in an aggregate amount not exceeding 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33-1/3% of the value of the Fund's total assets by reason of a decline in total assets will be reduced within three business days to the extent necessary to comply with the 33-1/3% limitation. This restriction shall not prohibit deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.


         3. Invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.

         4. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the Fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities.)

         5. Lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements.)

         6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.



         As a fundamental policy in addition to the above, the Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.


         In applying restriction 2 above, if the Fund has borrowed money in an amount exceeding 5% of the value of the Fund's net assets, the Fund will not purchase additional securities while any such borrowings exist.



         Furthermore, the board of directors has adopted additional investment restrictions for the Fund. These restrictions are operating policies of the Fund and may be changed by the board of directors without shareholder approval. The additional investment restrictions adopted by the board of directors to date with respect to the Fund include the following:


         (1) The Fund's investments in warrants, valued at the lower of cost or market, may not exceed 5% of the value of its net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchanges. Warrants acquired by the Fund in units or attached to securities shall be deemed to be without value unless such warrants are separately transferable and current market prices are available, or unless otherwise determined by the board of directors.

         (2) The Fund will not (i) enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate margin deposits on all outstanding futures contracts positions held by the Fund and premiums paid on outstanding options on futures contracts, after taking into account unrealized profits and losses, would exceed 5% of the market value of the total assets of the Fund, or (ii) enter into any futures contracts if the aggregate net amount of the Fund's commitments under outstanding futures contracts positions of the Fund would exceed the market value of the total assets of the Fund.

         (3) The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

         (4) The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

         (5) The Fund does not currently intend to (i) purchase securities of closed end investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or
               (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger. If the Fund invests in a money market fund, the Fund's investment adviser will waive its advisory fee on the assets of the Fund which are invested in the money market fund during the time that those assets are so invested.

         (6) The Fund may not mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 15% of the Fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or placed in a segregated account in connection with such contracts.

         (7) The Fund does not currently intend to purchase securities of any issuer (other than U.S. Government agencies and instrumentalities or instruments guaranteed by an entity with a record of more than three years' continuous operation, including that of predecessors) with a record of less than three years' continuous operation (including that of predecessors) if such purchase would cause the Fund's investments in all such issuers to exceed 5% of the Fund's total assets taken at market value at the time of such purchase.

         (8) The Fund does not currently intend to invest directly in oil, gas, or other mineral development or exploration programs or leases; however, the Fund may own debt or equity securities of companies engaged in those businesses.

         (9) The Fund does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The board of directors, or the Fund's investment adviser acting pursuant to authority delegated by the board of directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, and therefore that such securities are not subject to the foregoing limitation.

         (10) The Fund may not invest in companies for the purpose of exercising control or management, except to the extent that exercise by the Fund of its rights under agreements related to portfolio securities would be deemed to constitute such control.

         With respect to investment restriction (9) above, under the guidelines established by the board of directors, Fund Management will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security, (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).


THE FUND AND ITS MANAGEMENT
---------------------------

THE COMPANY. The Company was incorporated under the laws of Maryland as INVESCO Dynamics Fund, Inc. on April 2, 1993. On July 1, 1993, the Company assumed all of the assets and liabilities of Financial Dynamics Fund, Inc., which was incorporated in Colorado on February 17, 1967. On June 26, 1997, the Company changed its name to INVESCO Capital Appreciation Funds, Inc. and designated two series of common stock of the Company as INVESCO Dynamics Fund and INVESCO Growth & Income Fund. On August 28, 1998, the Company changed its name to INVESCO Equity Funds, Inc. and designated a third series of shares of common stock of the Company as INVESCO Endeavor Fund. On October 29, 1998, the Company changed its name to INVESCO Stock Funds, Inc. On July 15, 1999, the Company assumed all of the assets and liabilities of (1) INVESCO Blue Chip Growth Fund, Inc., a series of INVESCO Growth Funds, Inc.; (2) INVESCO Small Company Growth Fund, a series of INVESCO Emerging Opportunity Funds, Inc.; (3) INVESCO S&P 500 Index Fund - Classes I and II, a series of INVESCO Specialty Funds, Inc.; and
(4) INVESCO Value Equity Fund, a series of INVESCO Value Trust.

         The Company is an open-end, diversified, no-load management investment company currently consisting of seven portfolios of investments: INVESCO Blue Chip Growth Fund, INVESCO Dynamics Fund, INVESCO Endeavor Fund, INVESCO Growth & Income Fund, INVESCO Small Company Growth Fund, INVESCO S&P 500 Index Fund Classes I and II and INVESCO Value Equity Fund. Additional funds may be offered in the future.

THE  INVESTMENT  ADVISER.  INVESCO  Funds Group,  Inc.,  a Delaware  corporation
("INVESCO"), is employed as the Company's investment adviser. INVESCO was established in 1932 and also serves as an investment adviser to INVESCO Bond Funds, Inc. (formerly, INVESCO Income Funds, Inc.), INVESCO Combination Stock & Bond Funds, Inc. (formerly, INVESCO Flexible Funds, Inc.), INVESCO Diversified Funds, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Funds, Inc. (formerly, INVESCO Growth Fund, Inc.), INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Sector Funds, Inc. (formerly, INVESCO Strategic Portfolios, Inc.), INVESCO Specialty Funds, Inc., INVESCO Tax-Free Income Funds, Inc., INVESCO Treasurer's Series Funds, Inc., INVESCO Value Trust, and INVESCO Variable Investment Funds, Inc.

         THE INVESTMENT SUB-ADVISER. INVESCO has contracted with World Asset Management ("World") to provide investment advisory and certain recordkeeping services to the S&P 500 Index Fund. World has the primary responsibility for providing portfolio investment management services to this Fund. World is unaffiliated with any INVESCO entity.

THE DISTRIBUTOR. INVESCO Distributors, Inc. ("IDI") is the Fund's distributor. IDI, established in 1997, is a registered broker-dealer that acts as distributor for all retail mutual funds advised by INVESCO. Prior to September 30, 1997, INVESCO served as the Fund's distributor.

        INVESCO is an indirect, wholly-owned subsidiaries of AMVESCAP PLC, a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997, and to AMVESCAP PLC on May 8, 1997 as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group Inc., that created one of the largest independent investment management businesses in the world with approximately $275 billion in assets under management as of December 31, 1998. INVESCO was established in 1932 and as of April 30, 1999, managed 14 mutual funds, consisting of 51 separate portfolios, on behalf of over 900,000 shareholders.


         AMVESCAP PLC's other North American subsidiaries include the following:

         --INVESCO Retirement and Benefit Services, Inc. ("IRBS"), Atlanta, Georgia, develops and provides domestic and international defined contribution retirement plan services to plan sponsors, institutional retirement plan sponsors, institutional plan providers and foreign governments.

         --INVESCO Retirement Plan Services, Atlanta, Georgia, a division of IRBS, provides recordkeeping and investment selection services to defined contribution plan sponsors of plans with between $2 million and $200 million in assets. Additionally, IRPS provides investment consulting services to institutions seeking to provide INVESCO products and services in their retirement plan products and services.

         --Institutional Trust Company doing business as INVESCO Trust Company ("ITC") of Denver, Colorado, a division of IRBS, provides retirement account custodian and/or trust services for individual retirement accounts (IRAs) and other retirement plan accounts. This includes services such as recordkeeping, tax reporting and compliance. ITC acts as trustee or custodian to these plans. ITC accepts contributions and provides, through INVESCO, complete transfer agency functions: correspondence, subaccounting, telephone communications and processing of distributions.

         --INVESCO Capital Management, Inc., Atlanta, Georgia manages institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments, and endowment funds. INVESCO Capital Management, Inc. is the sole shareholder of INVESCO Services, Inc., a registered broker-dealer whose primary business is the distribution of shares of one registered investment company.

         --INVESCO  Management  &  Research,  Inc.  of  Boston,   Massachusetts,
primarily manages pension and endowment accounts.

         --INVESCO (NY), Inc., New York, is an investment adviser for separately managed accounts, such as corporate and municipal pension plans, Taft-Hartley Plans, insurance companies, charitable institutions and private individuals. INVESCO NY also offers the opportunity for its clients to invest both directly and indirectly through partnerships in primarily private investments or privately negotiated transactions. INVESCO NY further serves as investment adviser to several closed-end investment companies, and as sub-adviser with respect to certain commingled employee benefit trusts. INVESCO NY specializes in the fundamental research investment approach, with the help of quantitative tools, and currently has approximately $26 billion in assets under management.

         --PRIMCO Capital Management, Inc. of Louisville, Kentucky specializes in managing stable return investments, principally on behalf of Section 401(k) retirement plans.

         --A I M Advisors, Inc. of Houston, Texas provides investment advisory and administrative services for retail and institutional mutual funds.

         --A I M Capital Management, Inc. of Houston, Texas provides investment advisory services to individuals, corporations, pension plans and other private investment advisory accounts and also serves as a sub-adviser to certain retail and institutional mutual funds, one Canadian mutual fund and one portfolio of an open-end registered investment company that is offered to separate accounts of insurance companies that issue variable annuity and/or variable life products.

         --A I M Distributors, Inc. and Fund Management Company of Houston, Texas are registered broker-dealers that act as the principal underwriters for retail and institutional mutual funds.

         The corporate headquarters of AMVESCAP PLC are located at 11 Devonshire Square, London, EC2M 4YR, England.

         As indicated in the Fund's Prospectus, INVESCO permits investment and other personnel to purchase and sell securities for their own accounts in accordance with a compliance policy governing personal investing by directors, officers and employees of INVESCO and its North American affiliates. The policy requires officers, inside directors, investment and other personnel of INVESCO and its North American affiliates to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for trading authority will be denied if, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Funds. World is subject to similar policies.


         In addition to the pre-clearance requirement described above, the policy subjects officers, inside directors, investment and other personnel of INVESCO, and its North American affiliates to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the policy. The provisions of this policy are administered by and subject to exceptions authorized by INVESCO.


INVESTMENT ADVISORY AGREEMENT. INVESCO serves as investment adviser to the Fund pursuant to an investment advisory agreement dated February 28, 1997 (the "Agreement") with the Company which was approved by the board of directors on November 6, 1996 by a vote cast in person by a majority of the directors of the Company, including a majority of the directors who are not "interested persons" of the Company or INVESCO at a meeting called for such purpose. Shareholders of the other series of the Company approved the Agreement on January 31, 1997 for an initial term expiring February 28, 1999. In May 1999, this period was extended by the Company's board of directors to May 15, 2000. Pursuant to shareholder authorization, the Agreement was approved with respect to the Fund on July 15, 1999. The Agreement may be continued from year to year as to the Fund as long as each such continuance is specifically approved at least annually by the board of directors of the Company, or by a vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of the applicable Fund. Any such continuance also must be approved by a majority of the Company's directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Agreement may be terminated at any time without penalty by either party or by a Fund with respect to that Fund, upon sixty (60) days' written notice and terminates automatically in the event of an assignment to the extent required by the 1940 Act and the rules thereunder.

         The Agreement provides that INVESCO shall manage the investment portfolios of the Fund in conformity with the Fund's investment policies (either directly or by delegation to a sub-adviser, which may be a party affiliated with INVESCO). Further, INVESCO shall perform all administrative, internal accounting (including computation of net asset value), clerical, statistical, secretarial and all other services necessary or incidental to the administration of the affairs of the Fund excluding, however, those services that are the subject of any separate agreement between the Company and INVESCO or any affiliate thereof, including the distribution and sale of Fund shares and provision of transfer agency, dividend disbursing agency, and registrar services, and services furnished under an Administrative Services Agreement with INVESCO discussed below. Services provided under the Agreement include, but are not limited to: supplying the Company with officers, clerical staff and other employees, if any, who are necessary in connection with the Fund's operations; furnishing office space, facilities, equipment, and supplies; providing personnel and facilities required to respond to inquiries related to shareholder accounts; conducting periodic compliance reviews of the Fund's operations; preparation and review of required documents, reports and filings by INVESCO's in-house legal and accounting staff (including the prospectus, statement of additional information, proxy statements, shareholder reports, tax returns, reports to the SEC, and other corporate documents of the Fund), except insofar as the assistance of independent accountants or attorneys is necessary or desirable; supplying basic telephone service and other utilities; and preparing and maintaining certain of the books and records required to be prepared and maintained by the Fund under the 1940 Act. Expenses not assumed by INVESCO are borne by the Fund.

         As full compensation for its advisory services to the Company, INVESCO receives a monthly fee. The fee is based upon a percentage of the Fund's average net assets, determined daily. With respect to the Fund, the fee is calculated at the annual rate of 0.25% of the Fund's average net assets.

SUB-ADVISORY AGREEMENT. World serves as sub-adviser to the Fund pursuant to a sub-advisory agreement dated October 1, 1997 with INVESCO which was approved by the board of directors of INVESCO Specialty Funds, Inc., on August 12, 1996 by a vote cast in person by a majority of the directors, including a majority of the directors who are not "interested persons" of the Fund, INVESCO or World at a meeting called for such purpose. INVESCO approved the sub-advisory agreement on October 1, 1997, for an initial term expiring October 1, 1999. Pursuant to shareholder authorization, the sub-advisory agreement was approved with respect to the Company on July 15, 1999. The sub-advisory agreement may be continued from year to year as long as it is specifically approved by the board of directors of the Company, or by a vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of the Fund. Any such continuance also must be approved by a majority of directors who are not parties to the sub-advisory agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The sub-advisory agreement may be terminated at any time without penalty by either party or the Company upon sixty (60) days' written notice, and terminates automatically in the event of an assignment to the extent required by the 1940 Act and the rules thereunder.

         The sub-advisory agreement provides that World, subject to the supervision of INVESCO, shall manage the investment portfolios of the Fund in conformity with the Fund's investment policies. These management services include: (a) managing the investment and reinvestment of all the assets, now or hereafter acquired, of the Fund, and executing all purchases and sales of portfolio securities; (b) maintaining a continuous investment program for the Fund, consistent with (i) the Fund's investment policies as set forth in the Company's Articles of Incorporation, Bylaws, and Registration Statement, as from time to time amended, under the 1940 Act, and in any prospectus and/or statement of additional information of the Company, as from time to time amended and in use under the 1933 Act, and (ii) the Company's status as a regulated investment company under the Internal Revenue Code of 1986, as amended; (c) determining what securities are to be purchased or sold for the Fund, unless otherwise directed by the directors of the Company or INVESCO, and executing transactions accordingly; (d) providing the Fund the benefit of all of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of long-range investment policy now or hereafter generally available to investment advisory customers of World; (e) determining what portion of the Fund should be invested in the various types of securities authorized for purchase by the Fund; and (f) making recommendations as to the manner in which voting rights, rights to consent to Company action and any other rights pertaining to the portfolio securities of the Fund shall be exercised.

         The sub-advisory agreement provides that as compensation for its services, World shall receive from INVESCO, at the end of each month, a fee based upon the average daily value of the Fund's net assets at the rate of 0.07% on the first $10 million of the Fund's average net assets, 0.05% on the next $40 million of the Fund's average net assets, and 0.03% on the Fund's average net assets in excess of $50 million. The sub-advisory fees are paid by INVESCO, NOT the Fund.

ADMINISTRATIVE SERVICES AGREEMENT. INVESCO, either directly or through affiliated companies, provides certain administrative, sub-accounting, and recordkeeping services to the Fund pursuant to an Administrative Services
Agreement dated February 28, 1997 (the "Administrative Agreement"). The Administrative Agreement was approved by the board of directors on November 6, 1996, by a vote cast in person by all of the directors of the Company, including all of the directors who are not "interested persons" of the Company or INVESCO at a meeting called for such purpose. The Administrative Agreement was for an initial term expiring February 28, 1998 and has been extended by action of the board of directors until May 15, 2000. The Administrative Agreement may be continued from year to year thereafter as long as each such continuance is specifically approved by the board of directors of the Company, including a majority of the directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Administrative Agreement may be terminated at any time without penalty by INVESCO on sixty (60) days' written notice, or by the Company upon thirty (30) days' written notice, and terminates automatically in the event of an assignment unless the Company's board of directors approves such assignment.

         The Administrative Agreement provides that INVESCO shall provide the following services to the Fund: (A) such sub-accounting and recordkeeping services and functions as are reasonably necessary for the operation of the Fund; and (B) such sub-accounting, recordkeeping, and administrative services and functions, which may be provided by affiliates of INVESCO, as are reasonably necessary for the operation of Fund shareholder accounts maintained by certain retirement plans and employee benefit plans for the benefit of participants in such plans.

         As full compensation for services provided under the Administrative Agreement, the Fund pays a monthly fee to INVESCO consisting of a base fee of $10,000 per year, plus an additional incremental fee computed daily and paid monthly at an annual rate of 0.015% per year of the average net assets of the

Fund prior to May 13, 1999 and 0.045% per year of the average net assets of the fund effective May 13, 1999.

TRANSFER AGENCY AGREEMENT. INVESCO also performs transfer agent, dividend disbursing agent, and registrar services for the Fund pursuant to a Transfer Agency Agreement dated February 28, 1997 which was approved by the board of directors of the Company, including a majority of the Company's directors who are not parties to the Transfer Agency Agreement or "interested persons" of any such party, on November 6, 1996. The Transfer Agency Agreement was for an initial term expiring February 28, 1998 and has been extended by the board of directors until May 15, 2000. Thereafter, the Transfer Agency Agreement may be continued from year to year as to the Fund as long as such continuance is specifically approved at least annually by the board of directors of the Company, or by a vote of the holders of a majority of the outstanding shares of the Fund. Any such continuance also must be approved by a majority of the Company's directors who are not parties to the Transfer Agency Agreement or interested persons (as defined by the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Transfer Agency Agreement may be terminated at any time without penalty by either party upon sixty (60) days' written notice and terminates automatically in the event of assignment.

         The Transfer Agency Agreement provides that the Fund will pay to INVESCO an annual fee of $20.00 per shareholder account or, where applicable, per participant in an omnibus account. This fee is paid monthly at a rate of 1/12 of the annual fee and is based upon the actual number of shareholder accounts and omnibus account participants in existence during each month.

         Rule 18f-3 under the 1940 Act ("Rule 18f-3") permits a fund to use a multiclass system, including separate class arrangements for distribution of shares and related exchange privileges applicable to the classes. The Fund's Plan Pursuant to Rule 18f-3 provides that advisory and administrative services fees that are expenses of the Fund but are not otherwise attributable to a particular class of Fund shares shall be allocated to each class on the basis of its net asset value relative to the net asset value of the Fund.

                           Year Ended July 31, 1998(1)

     Advisory Fees       Transfer Agency Fees       Administrative Services Fees
     -------------       --------------------       ----------------------------

        $13,759                 $7,897                         $6,874

(1) For the period December 23, 1997 (commencement of operations) through July 31, 1998.

OFFICERS AND DIRECTORS OF THE COMPANY. The overall direction and supervision of the Company is the responsibility of the board of directors, which has the primary duty of seeing that the general investment policies and programs of the Fund are carried out and that the Fund is properly administered. The officers of the Company, all of whom are officers and employees of, and are paid by, INVESCO, are responsible for the day-to-day administration of the Company and the Fund. The investment sub-adviser for the Fund has the primary responsibility for making investment decisions on behalf of the Fund. These investment decisions are reviewed by the investment committee of INVESCO.

All of the officers and directors of the Company hold comparable positions with INVESCO Bond Funds, Inc. (formerly, INVESCO Income Funds, Inc.), INVESCO Combination Stock & Bond Funds, Inc. (formerly, INVESCO Flexible Funds, Inc.), INVESCO Diversified Funds, Inc., INVESCO Emerging Opportunity Funds, Inc.,
INVESCO Growth Funds, Inc. (formerly, INVESCO Growth Fund, Inc.), INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Sector Funds, Inc. (formerly, INVESCO Strategic Portfolios, Inc.), INVESCO Specialty Funds, Inc., INVESCO Tax-Free Income Funds, Inc., INVESCO Treasurer's Series Funds, Inc. and INVESCO Variable Investment Funds, Inc. All of the officers and directors of the Company also hold comparable positions with INVESCO Value Trust. Set forth below is information with respect to each of the Company's officers and directors. Unless otherwise indicated, the address of the directors and officers is Post Office Box 173706, Denver, Colorado 80217-3706. Their affiliations represent their principal occupations during the past five years.


CHARLES W. BRADY,*+ Chairman of the Board. Chief Executive Officer and Director of AMVESCAP PLC, London, England, and of various subsidiaries thereof, Chairman of the Board of INVESCO Global Health Sciences Fund. Address: 1315 Peachtree Street, NE, Atlanta, Georgia. Born: May 11, 1935.

FRED A. DEERING,+# Vice Chairman of the Board. Trustee of INVESCO Global Health Sciences Fund. Formerly, Chairman of the Executive Committee and Chairman of the Board of Security Life of Denver Insurance Company, Denver, Colorado; Director of ING America Life Insurance Company. Address: Security Life Center, 1290 Broadway, Denver, Colorado. Born: January 12, 1928.

VICTOR L. ANDREWS,**@ Director. Professor Emeritus, Chairman Emeritus and Chairman of the CFO Roundtable of the Department of Finance at Georgia State University, Atlanta, Georgia; President, Andrews Financial Associates, Inc. (consulting firm); since October 1984, Director of the Center for the Study of Regulated Industry of Georgia State University; formerly, member of the faculties of the Harvard Business School and the Sloan School of Management of MIT. Dr. Andrews is also a director of the Southeastern Thrift and Bank Fund, Inc. and The Sheffield Funds, Inc. Address: 34 Seawatch Drive, Savannah, Georgia. Born: June 23, 1930.

BOB R. BAKER,+** Director. President and Chief Executive Officer of AMC Cancer Research Center, Denver, Colorado, since January 1989; until mid-December 1988, Vice Chairman of the Board of First Columbia Financial Corporation (a financial institution), Englewood, Colorado. Formerly, Chairman of the Board and Chief Executive Officer of First Columbia Financial Corporation. Address: 1600 Pierce Street, #1000, Lakewood, Colorado. Born: August 7, 1936.

LAWRENCE H. BUDNER,#@@ Director. Trust Consultant; prior to June 30, 1987, Senior Vice President and Senior Trust Officer of InterFirst Bank, Dallas, Texas. Address: 7608 Glen Albens Circle, Dallas, Texas. Born: July 25, 1930.

WENDY L. GRAMM, Ph.D.,**@ Director. Self-employed (since 1993); Professor of Economics and Public Administration, University of Texas at Arlington. Formerly, Chairman, Commodity Futures Trading Commission from 1988 to 1993, administrator for Information and Regulatory Affairs at the Office of Management and Budget from 1985 to 1988, Executive Director of the Presidential Task Force on Regulatory Relief and Director of the Federal Trade Commission's Bureau of
Economics. Dr. Gramm is also a director of the Chicago Mercantile Exchange, Enron Corporation, IBP, Inc., State Farm Insurance Company, State Farm Life Insurance Company, Independent Women's Forum, International Republic Institute, and the Republican Women's Federal Forum. Dr. Gramm is also a member of the Board of Visitors, College of Business Administration, University of Iowa, and a member of the Board of Visitors, Center for Study of Public Choice, George Mason University. Address: 4201 Yuma Street, N.W., Washington, D.C. Born: January 10, 1945.

KENNETH T. KING,#+@@ Director. Formerly, Chairman of the Board of The Capitol Life Insurance Company, Providence Washington Insurance Company, and Director of numerous subsidiaries thereof in the U.S. Formerly, Chairman of the Board of The Providence Capitol Companies in the United Kingdom and Guernsey. Chairman of the Board of the Symbion Corporation (a high technology company) until 1987.
Address:  4080 North Circulo  Manzanillo,  Tucson,  Arizona.  Born: November 16,
1925.

JOHN W. MCINTYRE,#+@@ Director. Retired. Formerly, Vice Chairman of the Board of Directors of The Citizens and Southern Corporation and Chairman of the Board and Chief Executive Officer of The Citizens and Southern Georgia Corporation and Citizens and Southern National Bank. Trustee of INVESCO Global Health Sciences Fund and Gables Residential Trust. Address: 7 Piedmont Center, Suite 100, Atlanta, GA. Born: September 14, 1930.

LARRY SOLL, Ph.D.,**@ Director. Retired. Formerly, Chairman of the Board (1987 to 1994), Chief Executive Officer (1982 to 1989 and 1993 to 1994) and President (1982 to 1989) of Synergen Corp. Director of Synergen since its incorporation in 1982. Director of ISI Pharmaceuticals, Inc. Trustee of INVESCO Global Health Sciences Fund. Address: 345 Poorman Road, Boulder, Colorado. Born: April 26, 1942.

MARK H. WILLIAMSON,+* President, CEO and Director. President, CEO and Director of IDI; President, CEO and Director of INVESCO and President of INVESCO Global Health Sciences Fund. Formerly, Chairman and CEO of NationsBanc Advisors, Inc. (1995 to 1997) and Chairman of NationsBanc Investments, Inc. (1997 to 1998).
Born: May 24, 1951.

GLEN A. PAYNE, Secretary. Senior Vice President (since 1995), General Counsel (since 1989) and Secretary (since 1989) of INVESCO and Senior Vice President, General Counsel and Secretary of IDI (since 1997); Vice President (May 1989 to April 1995) of INVESCO; Senior Vice President, (since 1995), General Counsel

(since 1989) and Secretary (1989 to 1998) of ITC. Formerly, employee of a U.S. regulatory agency, Washington, D.C. (June 1973 through May 1989).
Born: September 25, 1947.

RONALD L. GROOMS, Treasurer. Senior Vice President and Treasurer of INVESCO (since 1988). Senior Vice President and Treasurer of IDI (since 1997). Senior Vice President and Treasurer of ITC (1988 to 1998) Born: October 1, 1946.

WILLIAM J. GALVIN, JR., Assistant Secretary. Senior Vice President of INVESCO (since 1995) and of IDI (since 1997) and Trust Officer of ITC (1995 to 1998) and formerly (August 1992 to July 1995) Vice President of INVESCO. Formerly, Vice President of 440 Financial Group from June 1990 to August 1992 and Assistant Vice President of Putnam Companies from November 1986 to June 1990. Born: August 21, 1956.

ALAN I. WATSON, Assistant Secretary. Vice President of INVESCO (since 1984). Formerly, Trust Officer of ITC. Born: September 14, 1941.

JUDY P. WIESE, Assistant Treasurer. Vice President of INVESCO (since 1984) and of IDI (since 1997). Formerly, Trust Officer of ITC. Born: February 3, 1948.

*These directors are "interested persons" of the Company as defined in the Investment Company Act of 1940.

#Member of the audit committee of the Company.

@Member of the derivatives committee of the Company.

@@Member of the soft dollar brokerage committee of the Company.

+Member of the executive committee of the Company. On occasion, the executive committee acts upon the current and ordinary business of the Company between meetings of the board of directors. Except for certain powers which, under applicable law, may only be exercised by the full board of directors, the executive committee may exercise all powers and authority of the board of directors in the management of the business of the Company. All decisions are subsequently submitted for ratification by the board of directors.

**Member of the management liaison committee of the Company.

As of July 9, 1999, the officers and directors of the Company, as a group, beneficially owned 10.84% of the Company's outstanding Class I shares and less than 1% of the Company's outstanding Class II shares.

DIRECTOR COMPENSATION

         The following table sets forth, for the fiscal year ending April 30, 1999: the compensation paid by the Company to its eligible independent directors for services rendered in their capacities as directors of the Company; the benefits accrued as Company expenses with respect to the Defined Benefit Deferred Compensation Plan discussed below; and the estimated annual benefits to be received by these directors upon retirement as a result of their service to the Company. In addition, the table sets forth the total compensation paid by all of the mutual funds distributed by IDI and advised by INVESCO (including the Company) and INVESCO Global Health Sciences Fund (collectively, the "INVESCO Complex") to these directors for services rendered in their capacities as directors or trustees during the year ended December 31, 1998. As of December 31, 1998, there were 49 funds in the INVESCO Complex.


                                                                                          Total
                                                                                      Compensa-
                                               Benefits           Estimated           tion From
                          Aggregate             Accrued              Annual             INVESCO
Name of                   Compensa-             As Part            Benefits             Complex
Person,                   tion From          of Company            Upon Re-             Paid To
Position                 Company(1)(5)        Expenses(2)         tirement(3)          Directors(1)

Fred A. Deering,             $4,449              $3,647              $2,463            $103,700
Vice Chairman of
  the Board

Victor L. Andrews             4,030               3,489               2,716              80,350

Bob R. Baker                  4,214               3,116               3,639              84,000

Lawrence H. Budner            3,935               3,489               2,716              79,350

Daniel D. Chabris4            1,705               3,565               2,234              70,000

Wendy L. Gramm                3,940                   0                   0              79,000

Kenneth T. King               4,246               3,723               2,234              77,050

John W. McIntyre              4,138                   0                   0              98,500

Larry Soll                    3,873                   0                   0              96,000
                            -------              ------              ------            --------

Total                       $34,530             $21,029             $16,002            $767,950

% of Net Assets            0.0017%(5)          0.0010%(5)                              0.0035%(6)


      (1) The vice chairman of the board, the chairmen of the audit, management liaison, derivatives, soft dollar brokerage and compensation committees, and the members of the executive and valuation committees, each receive compensation for serving in such capacities in addition to the compensation paid to all independent directors.

      (2) Represents  estimated  benefits  accrued  with  respect to the Defined
Benefit Deferred Compensation Plan discussed below, and not compensation deferred at the election of the directors.


      (3) These figures represent the Company's share of the estimated annual benefits payable by the INVESCO Complex (excluding INVESCO Global Health
Sciences Fund which does not participate in this retirement plan) upon the directors' retirement, calculated using the current method of allocating director compensation among the funds in the INVESCO Complex. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the directors will be adjusted periodically for inflation, for increases in the number of funds in the INVESCO Complex, and for other reasons during the period in which retirement benefits are accrued on behalf of the respective directors. This results in lower estimated benefits for directors who are closer to retirement and higher estimated benefits for directors who are further from retirement. With the exception of Mr. McIntyre and Drs. Gramm and Soll, each of these directors has served as a director/trustee of one or more of the funds in the INVESCO Complex for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan.


      (4)Mr. Chabris retired as a director effective September 30, 1998.


      (5) Totals as a percentage of the Company's net assets as of April 30, 1999.


      (6) Total as a percentage of the net assets of the INVESCO Complex as of December 31, 1998.

         Messrs. Brady and Williamson, as "interested persons" of the Company and of the other funds in the INVESCO Complex, receive compensation as officers or employees of INVESCO or its affiliated companies, and do not receive any director's fees or other compensation from the Company or the other funds in the INVESCO Complex for their service as directors.


         The boards of directors/trustees of the mutual funds managed by INVESCO have adopted a Defined Benefit Deferred Compensation Plan for the non-interested directors and trustees of the funds. Under this plan, each director or trustee who is not an interested person of the funds (as defined in the 1940 Act) and who has served for at least five years (a "qualified director") is entitled to receive, upon termination of service as a director (normally upon retiring from the boards at the retirement age of 72, the retirement age of 73 to 74, if the retirement date is extended by the boards for one or two years, but less than three years) continuation of payment for one year (the "first year retirement benefit") of the annual basic retainer and annualized board meeting fees payable by the funds to the qualified director at the time of his retirement (the "basic retainer"). Commencing with any such director's second year of retirement, and commencing with the first year of retirement of a director whose retirement has been extended by the board for three years, a qualified director shall receive quarterly payments at an annual rate equal to 50% of the basic retainer and annualized board meeting fees. These payments will continue for the remainder of the qualified director's life or ten years, whichever is longer (the "reduced retainer payments"). If a qualified director dies or becomes disabled after age

72 and before age 74 while still a director of the funds, the first year retirement benefit and the reduced retainer payments will be made to him or her or to his or her beneficiary or estate. If a qualified director becomes disabled or dies either prior to age 72 or during his/her 74th year while still a director of the funds, the director will not be entitled to receive the first year retirement benefit; however, the reduced retainer payments will be made to his/her beneficiary or estate. The plan is administered by a committee of three directors who are also participants in the plan and one director who is not a plan participant. The cost of the plan will be allocated among the INVESCO funds in a manner determined to be fair and equitable by the committee. The Company began making payments to Mr. Chabris under the plan as of October 1, 1998. The Company has no stock options or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers.

         The independent directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of certain of the INVESCO Funds. The deferred amounts are being invested in the shares of all of the INVESCO funds. Each independent director is, therefore, an indirect owner of shares of each INVESCO fund.


         The Company has an audit committee that is comprised of four of the directors who are not interested persons of the Company. The committee meets periodically with the Company's independent accountants and officers to review accounting principles used by the Company, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters.

         The Company also has a management liaison committee which meets quarterly with various management personnel of INVESCO in order (a) to facilitate better understanding of management and operations of the Company, and
(b) to review legal and operational matters which have been assigned to the committee by the board of directors in furtherance of the board of directors' overall duty of supervision.

         The Company also has a soft dollar brokerage committee. The committee meets periodically to review soft dollar brokerage transactions by the Funds, and to review policies and procedures of the Funds' adviser with respect to soft dollar brokerage transactions. It reports on these matters to the Company's board of directors.

         The Company also has a derivatives committee. The committee meets periodically to review derivatives investments made by the Funds. It monitors derivatives usage by the Funds and the procedures utilized by the Funds' adviser to ensure that the use of such instruments follows the policies on such instruments adopted by the Company's board of directors. It reports on these matters to the Company's board of directors.

HOW SHARES CAN BE PURCHASED
---------------------------


         The shares of the Fund are sold on a continuous basis at the respective net asset value per share of the Fund next calculated after receipt of a purchase order in good form. The net asset value per share is determined once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange, but may also be computed at other times. See "How Shares Are Valued."

         The Company has authorized one or more brokers to accept purchase orders on the Fund's behalf. Such brokers are authorized to designate other intermediaries to accept purchase orders on the Fund's behalf. The Fund will be deemed to have received a purchase order when an authorized broker, or, if applicable, a broker's authorized designee, accepts the order. A purchase order will be priced at the Fund's net asset value next calculated after the order has been accepted by an authorized broker or the broker's authorized designee.

         IDI acts as the Funds' distributor under a distribution agreement with the Company and bears all expenses, including the costs of printing and distributing prospectuses, incident to direct sales and distribution of Fund shares on a no-load basis.

DISTRIBUTION PLAN. As discussed in the Prospectus, the Company has adopted a Plan and Agreement of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. There is no distribution fee applicable to Class I shares of the Fund. The Plan provides that the Fund may make monthly payments to IDI of amounts computed at an annual rate no greater than 0.25% of the Fund's average net assets to permit IDI, at its discretion, to engage in certain activities and provide certain services in connection with the distribution of the Fund's shares to investors. Payment by the Fund under the Plan, for any month, may be made to compensate IDI for permissible activities engaged in and services provided by IDI during the rolling 12-month period in which that month falls, although this period is extended to 24 months for obligations incurred during the first 24 months of the Fund's operations. All distribution expenses paid by the Fund for its fiscal year ended July 31, 1998, were paid to INVESCO (the predecessor of IDI as distributor of shares of the Fund) and IDI. For the fiscal year ended July 31, 1998, the Fund incurred $6,942 in distribution expenses prior to the voluntary absorption of certain Fund expenses by INVESCO and the sub-adviser. In addition, as of July 31, 1998 the Fund incurred $3,071 of additional distribution accruals had been incurred for the Fund, and will be paid during the fiscal year ended July 31, 1999. One type of expenditure is the payment of compensation to securities companies and other financial institutions and organizations, which may include INVESCO-affiliated companies, in order to obtain various distribution-related and/or administrative services for the Fund. The Fund is authorized by the Plan to use its assets to finance the payments made to obtain those services. Payments will be made by IDI to broker-dealers who sell shares of the Fund and may be made to banks, savings and loan associations and other depository institutions. Although the Glass-Steagall Act limits the ability of certain banks to act as underwriters of mutual fund shares, the Company does not believe that these limitations would affect the ability of such banks to enter into arrangements with IDI, but can give no assurance in this regard. However, to the extent it is determined otherwise in the future, arrangements with banks might have to be modified or terminated, and, in that case, the size of the Fund possibly could decrease to the extent that the banks would no longer invest customer assets in the Fund. Neither the Company nor its investment adviser will give any preference to banks or other depository institutions which enter into such arrangements when selecting investments to be made by the Fund.

         For the period December 23, 1997 (commencement of operations) through July 31, 1998, allocation of 12b-1 amounts paid by Class II shares of the Fund for the following categories of expenses were: advertising--$1,393; sales literature, printing and postage--$3,067; direct mail--$364; public relations/promotion--$405; compensation to securities dealers and other organizations--$472; marketing personnel--$1,241.

         The nature and scope of services which are provided by securities dealers and other organizations may vary by dealer but include, among other things, processing new stockholder account applications, preparing and transmitting to the Company's Transfer Agent computer processable tapes of the Fund's transactions by customers, serving as the primary source of information to customers in answering questions concerning the Fund, and assisting in other customer transactions with the Fund.

         The Plan was approved on April 21, 1993, at a meeting called for such purpose by a majority of the directors of the Company, including a majority of the directors who neither are "interested persons" of the Company nor have any financial interest in the operation of the Plan ("independent directors"). The board of directors on February 4, 1997, approved amending the Plan, effective January 1, 1997, to convert the Plan to a compensation type Rule 12b-1 plan. This amendment of the Plan did NOT result in increasing the amount of any Fund's payments thereunder. Pursuant to authorization granted by the Company's board of directors on September 2, 1997, IDI assumed all obligations related to distribution from INVESCO. The Plan was continued by action of the board of directors through May 15, 2000. Pursuant to shareholder authorization, the Plan was approved with respect to Class II shares of the Fund on July 15, 1999.

         The Plan provides that it shall continue in effect with respect to the Fund for so long as such continuance is approved at least annually by the vote of the board of directors of the Company cast in person at a meeting called for the purpose of voting on such continuance. The Plan also can be terminated at any time with respect to the Fund, without penalty, if a majority of the independent directors, or shareholders of the Fund, vote to terminate the Plan. The Company may, in its absolute discretion, suspend, discontinue or limit the offering of the shares of the Fund at any time. In determining whether any such action should be taken, the board of directors intends to consider all relevant factors including, without limitation, the size of the Funds, the investment climate for the Fund, general market conditions, and the volume of sales and redemptions of Fund shares. The Plan may continue in effect and payments may be made under the Plan following any such temporary suspension or limitation of the offering of the Fund's shares; however, the Company is not contractually obligated to continue the Plan for any particular period of time. Suspension of the offering of the Fund's shares would not, of course, affect a shareholder's ability to redeem his or her shares. So long as the Plan is in effect, the selection and nomination of persons to serve as independent directors of the Company shall be committed to the independent directors then in office at the time of such selection or nomination. The Plan may not be amended to increase materially the amount of the Fund's payments thereunder without approval of the shareholders of the Fund, and all material amendments to the Plan must be approved by the board of directors of the Company, including a majority of the independent directors. Under the agreement implementing the Plan, IDI or the Fund, the latter by vote of a majority of the independent directors or of the holders of a majority of the Fund's outstanding voting securities, may terminate such agreement without penalty upon 30 days' written notice to the other party. No further payments will be made by the Fund under the Plan in the event of its termination.

         To the extent that the Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the Act, it shall remain in effect as such, so as to authorize the use of the Fund's assets in the amounts and for the purposes set forth therein, notwithstanding the occurrence of an assignment, as defined by the Act, and rules thereunder. To the extent it constitutes an agreement pursuant to a plan, the Fund's obligation to make payments to IDI shall terminate automatically, in the event of such "assignment," in which event the Fund may continue to make payments, pursuant to the Plan, to IDI or another organization only upon the approval of new arrangements, which may or may not be with IDI, regarding the use of the amounts authorized to be paid by it under the Plan, by the directors, including a majority of the independent directors, by a vote cast in person at a meeting called for such purpose.

         Information regarding the services rendered under the Plan and the amounts paid therefor by the Fund are provided to, and reviewed by, the directors on a quarterly basis. On an annual basis, the directors consider the continued appropriateness of the Plan at the level of compensation provided therein.

         The only  directors or interested  persons,  as that term is defined in
Section 2(a)(19) of the Act, of the Company who have a direct or indirect financial interest in the operation of the Plan are the officers and directors of the Company listed under "The Fund And Its Management -- Officers and Directors of the Company" who are also officers either of IDI or companies affiliated with IDI. The benefits which the Company believes will be reasonably likely to flow to the Fund and its shareholders under the Plan include the following:

         (1) Enhanced marketing efforts, if successful, should result in an increase in net assets through the sale of additional shares and afford greater resources with which to pursue the investment objective(s) of the Fund;

         (2)      The sale of  additional  shares  reduces the  likelihood  that redemption of shares will require the liquidation of securities of the Fund in amounts and at times that are disadvantageous for investment purposes;


         (3) The positive effect which increased Fund assets will have on its revenues could allow INVESCO and its affiliated companies:

                  (a) To have greater resources to make the financial commitments necessary to improve the quality and level of the Fund's shareholder services (in both systems and personnel),


                  (b) To increase the number and type of mutual funds available to investors from INVESCO and its affiliated companies (and support them in their infancy), and thereby expand the investment choices available to all shareholders, and

                  (c) To acquire and retain talented employees who desire to be associated with a growing organization; and

         (4) Increased Fund assets may result in reducing each investor's share of certain expenses through economies of scale (e.g. exceeding established breakpoints in the advisory fee schedule and allocating fixed expenses over a larger asset base), thereby partially offsetting the costs of the Plan.

HOW SHARES ARE VALUED
---------------------


         The net asset value per share or class of shares of the Fund is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange (generally 4:00 p.m., New York time) and applies to purchase and redemption orders received prior to that time. Net asset value per share is also computed on any other day on which there is a sufficient degree of trading in the securities held by the Fund that the current net asset value per share of the Fund might be materially affected by changes in the value of the securities held, but only if on such day the Fund receives a request to purchase or redeem shares. Net asset value per share is not calculated on days the New York Stock Exchange is closed, such as federal holidays, including New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

         The net asset value per share or class of shares of the Fund is calculated by dividing the value of all securities held by the Fund and its other assets (including dividends and interest accrued but not collected), less the liabilities of the Fund or class (including accrued expenses), by the number of outstanding shares of the Fund. Securities traded on national securities exchanges, the NASDAQ National Market System, the NASDAQ Small Cap market and foreign markets are valued at their last sale prices on the exchanges or markets where such securities are primarily traded. Securities traded in the over-the-counter market for which last sale prices are not available, and listed securities for which no sales were reported on a particular date, are valued at their highest closing bid prices (or, for debt securities, yield equivalents thereof) obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities or other assets will be valued at their fair values as determined in good faith by the Company's board of directors or pursuant to procedures adopted by the board of directors. The above procedures may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional-size trading units of debt securities. Prior to utilizing a pricing service, the Company's board of directors reviews the methods used by such service to assure itself that securities will be valued at their fair values. The Company's board of directors also periodically monitors the methods used by such pricing services. Debt securities with remaining maturities of 60 days or less at the time of purchase are normally valued at amortized cost.

         The values of securities and other assets held by the Fund used in computing net asset value generally are determined as of the time regular trading in such securities or assets is completed each day. Because regular trading in most foreign securities markets is completed simultaneously with, or prior to, the close of regular trading on the New York Stock Exchange, closing prices for foreign securities usually are available for purposes of computing the Fund's net asset value. However, in the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. The value of all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the spot rate of such currencies against U.S. dollars provided by an approved pricing service.


FUND PERFORMANCE
----------------


         As discussed in the Fund's Prospectus, the Company advertises the total return performance of the Funds. The total return performance for the Fund for the fiscal period ended July 31, 1998, was as follows:

                                          One Year              Life of Fund(1)
                                          -----------  -------------------------
       Class I~                              N/A                     32.98%
       Class II~                             N/A                     34.94%

(1) Commencement of Operations: December 23, 1997
~Annualized


         Average annual total return performance is computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                         n
                                 P(1 + T)  = ERV

where:            P = initial payment of $1000
                  T = average annual total return
                  n = number of years
                  ERV = ending redeemable value of initial payment


         The average annual total return performance figures shown above were determined by solving the above formula for "T" for the time period shown.

         In conjunction with performance reports, comparative data between the Fund's performance for a given period and other types of investment vehicles, including certificates of deposit, may be provided to prospective investors and shareholders.

         From time to time, evaluations of performance made by independent sources may also be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Fund. Sources for Fund performance information and articles about the Fund include, but are not limited to, the following:


         AMERICAN ASSOCIATION OF INDIVIDUAL INVESTORS' JOURNAL
         BANXQUOTE
         BARRON'S
         BUSINESS WEEK
         CDA INVESTMENT TECHNOLOGIES
         CNBC
         CNN
         CONSUMER DIGEST
         FINANCIAL TIMES
         FINANCIAL WORLD
         FORBES
         FORTUNE
         IBBOTSON ASSOCIATES, INC.
         INSTITUTIONAL INVESTOR
         INVESTMENT COMPANY DATA, INC.
         INVESTOR'S BUSINESS DAILY
         KIPLINGER'S PERSONAL FINANCE
         LIPPER ANALYTICAL SERVICES, INC.'S MUTUAL FUND
           PERFORMANCE ANALYSIS
         MONEY
         MORNINGSTAR
         MUTUAL FUND FORECASTER
         NO-LOAD ANALYST
         NO-LOAD FUND X
         PERSONAL INVESTOR
         SMART MONEY
         THE NEW YORK TIMES
         THE NO-LOAD FUND INVESTOR
         U.S. NEWS AND WORLD REPORT
         UNITED MUTUAL FUND SELECTOR
         USA TODAY
         WALL STREET JOURNAL
         WIESENBERGER INVESTMENT COMPANIES SERVICES
         WORKING WOMAN
         WORTH

SERVICES PROVIDED BY THE FUND
-----------------------------

PERIODIC WITHDRAWAL PLAN. The Fund offers a Periodic Withdrawal Plan. All dividends and other distributions on shares owned by shareholders participating in this Plan are reinvested in additional shares. Because withdrawal payments represent the proceeds from sales of shares, the amount of shareholders' investments in the Fund will be reduced to the extent that withdrawal payments exceed dividends and other distributions paid and reinvested. Any gain or loss on such redemptions must be reported for tax purposes. In each case, shares will be redeemed at the close of business on or about the 20th day of each month preceding payment and payments will be mailed within five business days thereafter.


         The Periodic Withdrawal Plan involves the use of principal and is not a guaranteed annuity. Payments under the Periodic Withdrawal Plan do not represent income or a return on investment.

         Participation in the Periodic Withdrawal Plan may be terminated at any time by sending a written request to INVESCO. Upon termination, all future dividends and capital gain distributions will be reinvested in additional shares unless the shareholder requests otherwise.


EXCHANGE POLICY. The Fund offers shareholders the ability to exchange shares of the Fund for shares of another fund or for shares of certain other no-load mutual funds advised by INVESCO. Exchange requests may be made either by telephone or by written request to INVESCO, using the telephone number or address on the cover of this Statement of Additional Information. Exchanges made by telephone must be in an amount of at least $250, if the exchange is being made into an existing account of one of the INVESCO funds. All exchanges that have established a NEW account must meet the fund's applicable minimum initial investment requirements. Written exchange requests into an existing account have no minimum requirements other than the fund's applicable minimum subsequent investment requirements. Any gain or loss realized on such an exchange is recognized for federal income tax purposes. This ability is not an option or right to purchase securities and is not available in any state or other jurisdiction where the shares of the mutual fund into which transfer is to be made are not qualified for sale, or when the net asset value of the shares presented for exchange is less than the minimum dollar purchase required by the appropriate prospectus.


TAX-DEFERRED RETIREMENT PLANS
-----------------------------


         Shares of the Fund may be purchased as the investment medium for various tax-deferred retirement plans. Persons who request information regarding these plans from INVESCO will be provided with prototype documents and other supporting information regarding the type of plan requested. Each of these plans involves a long-term commitment of assets and is subject to possible regulatory penalties for excess contributions, premature distributions or for insufficient distributions after age 70-1/2. The legal and tax implications may vary according to the circumstances of the individual investor. Therefore, the investor is urged to consult with an attorney or other tax adviser prior to the establishment of such a plan.

HOW TO REDEEM SHARES
--------------------


         Normally, payments for shares redeemed will be mailed within seven (7) days following receipt of the required documents as described in the Fund's Prospectus. The right of redemption may be suspended and payment postponed when:
(a) the New York Stock Exchange is closed for other than customary weekends and holidays; (b) trading on that exchange is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) the SEC by order so permits.

         The Company has authorized one or more brokers to accept redemption orders on the Fund's behalf. Such brokers are authorized to designate other intermediaries to accept redemption orders on the Fund's behalf. The Fund will be deemed to have received a redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. A redemption order will be priced at the Fund's Net Asset Value next calculated after the order has been accepted by an authorized broker or the broker's authorized designee.

         It is possible that in the future conditions may exist which would, in the opinion of the Company's investment adviser, make it undesirable for the Fund to pay for redeemed shares in cash. In such cases, the investment adviser may authorize payment to be made in portfolio securities or other property of the Fund. However, the Company is obligated under the 1940 Act to redeem for cash all shares of the Fund presented for redemption by any one shareholder having a value up to $250,000 (or 1% of the Fund's net assets if that is less) in any three-month period. Securities delivered in payment of redemptions are selected entirely by the investment adviser based on what is in the best interests of the Fund and its shareholders, and are valued at the value assigned to them in computing the Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of the securities.


DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES
----------------------------------------


         The Company intends to conduct its business and satisfy the applicable diversification of assets, distribution and source of income requirements to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Company so qualified for the taxable year ended April 30, 1999, and intends to continue to qualify during its current taxable year. As a result, because the Company intends to distribute all of its income and recognized gains, it is anticipated that the Company will pay no federal income or excise taxes and that the Company will be accorded conduit or "pass through" treatment for federal income tax purposes.

         Dividends paid by the Fund from net investment income as well as distributions of net realized short-term capital gains and net realized gains from certain foreign currency transactions are, for federal income tax purposes, taxable as ordinary income to shareholders. After the end of each calendar year, the Fund sends shareholders information regarding the amount and character of dividends paid in the year.

         Distributions by the Fund of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are, for federal income tax purposes, taxable to the shareholder as long-term capital gains regardless how long a shareholder has held shares of the Fund. During 1997, the Taxpayer Relief Act established a new maximum capital gains tax rate of 20%. Depending on the holding period of the asset giving rise to the gain, as capital gain was taxable at a maximum rate of either 20% or 28%. Beginning January 1, 1998, all long-term gains on the sale of securities held for more than 12 months will be taxable at a maximum rate of 20%. In addition, legislation signed in October of 1998 provides that all capital gain distributions from a mutual fund paid to shareholders during 1998 will be taxed at a maximum rate of 20%. Accordingly, all long-term gain distributions paid in 1998 will be taxable at a maximum rate of 20%. Note that the rate of capital gains tax is dependent on the shareholder's marginal tax rate and may be lower than the above rates. At the end of each year, information regarding the tax status of dividends and other distributions is provided to shareholders. Shareholders should consult their tax advisers as to the effect of distributions by the Fund.

         All dividends and other distributions are regarded as taxable to the investor, regardless of whether such dividends and distributions are reinvested in additional shares of the Fund or another fund in the INVESCO group. The net asset value of Fund shares reflects accrued net investment income and undistributed realized capital and foreign currency gains; therefore, when a distribution is made, the net asset value is reduced by the amount of the distribution. If the net asset value of Fund shares were reduced below a shareholder's cost as a result of a distribution, such distribution would be taxable to the shareholder although a portion would be, in effect, a return of invested capital. If shares are purchased shortly before a distribution, the full price for the shares will be paid and some portion of the price may then be returned to the shareholder as a taxable dividend or capital gain. However, the net asset value per share will be reduced by the amount of the distribution, which would reduce any gains (or increase any loss) for tax purposes on any subsequent redemption of shares.

         INVESCO may provide shareholders of the Fund with information concerning the average cost basis of their shares in order to help them prepare their tax returns. This information is intended as a convenience to shareholders and will not be reported to the Internal Revenue Service (the "IRS"). The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The cost basis information provided by INVESCO will be computed using the single-category average cost method, although neither INVESCO nor the Fund recommends any particular method of determining cost basis. Other methods may result in different tax consequences. If a shareholder has reported gains or losses with respect to shares the Fund in past years, the shareholder must continue to use the cost basis method previously used unless the shareholder applies to the IRS for permission to change the method.


         If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of short-term, capital loss to the extent of any capital gains distributions received on those shares.


         The Fund will be subject to a non-deductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of it ordinary income for that year and net capital gains for the one-year period ending on October 31 of that year, plus certain other amounts.

         Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Foreign taxes withheld will be treated as an expense of the Fund.

         Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of each security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders.


         Shareholders should consult their own tax advisers regarding specific questions as to federal, state and local taxes. Dividends and other distributions generally will be subject to applicable state and local taxes. Qualification as a regulated investment company under the Code for federal income tax purposes does not entail government supervision of management or investment policies.

INVESTMENT PRACTICES
--------------------


PORTFOLIO TURNOVER. There are no fixed limitations regarding the portfolio turnover of the Fund. Brokerage costs to the Fund are commensurate with the rate of portfolio activity. For the period December 23, 1997 (commencement of operations) through July 31, 1998, the portfolio turnover rate for the Fund was 0%. Portfolio Turnover Rate calculated to less than 0.10% for the period ended July 31, 1998. In computing portfolio turnover rates, all investments with maturities or expiration dates at the time of acquisition of one year or less are excluded. Subject to this exclusion, the turnover rate is calculated by dividing (A) the lesser of purchases or sales of portfolio securities for the fiscal year by (B) the monthly average of the value of portfolio securities owned by the Fund during the fiscal year.

PLACEMENT OF PORTFOLIO BROKERAGE. Either INVESCO, as the Company's investment adviser, or World, as the Fund's sub-adviser, places orders for the purchase and sale of securities with brokers and dealers based upon INVESCO's or World's evaluation of such brokers' and dealers' financial responsibility, subject to their ability to effect transactions at the best available prices. Fund Management evaluates the overall reasonableness of brokerage commissions or underwriting discounts (the difference between the full acquisition price to acquire the new offering and the discount offered to members of the underwriting syndicate) paid by reviewing the quality of executions obtained on the Fund's portfolio transactions, viewed in terms of the size of transactions, prevailing market conditions in the security purchased or sold, and general economic and market conditions. In seeking to ensure that any commissions or discounts charged the Fund are consistent with prevailing and reasonable commissions, the Fund's adviser or sub-adviser, also endeavors to monitor brokerage industry practices with regard to the commissions charged by brokers and dealers on transactions effected for other comparable institutional investors. While the Fund's adviser or sub-adviser seeks reasonably competitive rates, the Fund does not necessarily pay the lowest commission, spread or discount available.

         Consistent with the standard of seeking to obtain the best execution on portfolio transactions, Fund Management may select brokers that provide research services to effect such transactions. Research services consist of statistical and analytical reports relating to issuers, industries, securities and economic factors and trends, which may be of assistance or value to Fund Management in making informed investment decisions. Research services prepared and furnished by brokers through which the Fund effects securities transactions may be used by Fund Management in servicing all of their respective accounts and not all such services may be used by Fund Management in connection with the Fund.

         In recognition of the value of the above-described brokerage and research services provided by certain brokers, Fund Management, consistent with the standard of seeking to obtain the best execution on portfolio transactions, may place orders with such brokers for the execution of transactions for the Fund on which the commissions are in excess of those which other brokers might have charged for effecting the same transactions.

         Fund transactions may be effected through qualified brokers and dealers that recommend the Fund to their clients or that act as agent in the purchase of the Fund's shares for their clients. When a number of brokers and dealers can provide comparable best price and execution on a particular transaction, INVESCO may consider the sale of Fund shares by a broker or dealer in selecting among qualified brokers and dealers.

         Certain financial institutions (including brokers who may sell shares of the Fund, or affiliates of such brokers) are paid a fee (the "Services Fee") for recordkeeping, shareholder communications and other services provided by the brokers to investors purchasing shares of the Fund through no transaction fee programs ("NTF Programs") offered by the financial institution or its affiliated broker (an "NTF Program Sponsor"). The Services Fee is based on the average daily value of the investments in the Fund made in the name of such NTF Program Sponsor and held in omnibus accounts maintained on behalf of investors participating in the NTF Program. With respect to certain NTF Programs, the directors of the Company have authorized the Fund to apply dollars generated from the Company's Plan and Agreement of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan") to pay the entire Services Fee, subject to the maximum Rule 12b-1 fee permitted by the Plan. With respect to other NTF
Programs, the Company's directors have authorized the Fund to pay transfer agency fees to INVESCO based on the number of investors who have beneficial interests in the NTF Program Sponsor's omnibus accounts in the Fund. INVESCO, in turn, pays these transfer agency fees to the NTF Program Sponsor as a sub-transfer agency or recordkeeping fee in payment of all or a portion of the Services Fee. In the event that the sub-transfer agency or recordkeeping fee is insufficient to pay all of the Services Fee with respect to these NTF Programs, the directors of the Company have authorized the Company to apply dollars generated from the Plan to pay the remainder of the Services Fee, subject to the maximum Rule 12b-1 fee permitted by the Plan. INVESCO itself pays the portion of the Fund's Services Fee, if any, that exceeds the sum of the sub-transfer agency or recordkeeping fee and Rule 12b-1 fee. The Company's directors have further authorized INVESCO to place a portion of the Fund's brokerage transactions with certain NTF Program Sponsors or their affiliated brokers, if INVESCO reasonably believes that, in effecting the Fund's transactions in portfolio securities, the broker is able to provide the best execution of orders at the most favorable prices. A portion of the commissions earned by such a broker from executing portfolio transactions on behalf of the Fund may be credited by the NTF Program Sponsor against its Services Fee. Such credit shall be applied first against any sub-transfer agency or recordkeeping fee payable with respect to the Fund, and second against any Rule 12b-1 fees used to pay a portion of the Services Fee, on a basis which has resulted from negotiations between INVESCO or IDI and the NTF Program Sponsor. Thus, the Fund pays sub-transfer agency or recordkeeping fees to the NTF Program Sponsor in payment of the Services Fee only to the extent that such fees are not offset by the Fund's credits. In the event that the transfer agency fee paid by the Fund to INVESCO with respect to investors who have beneficial interests in a particular NTF Program Sponsor's omnibus accounts in the Fund exceeds the Services Fee applicable to the Fund, after application of credits, INVESCO may carry forward the excess and apply it to future Services Fees payable to that NTF Program Sponsor with respect to the Fund. The amount of excess transfer agency fees carried forward will be reviewed for possible adjustment by INVESCO prior to each fiscal year-end of the Fund. The Company's board of directors has also authorized the Fund to pay to IDI the full Rule 12b-1 fees contemplated by the Plan for expenses incurred by IDI in engaging in the activities and providing the services on behalf of the Class II shares of the Fund contemplated by the Plan, subject to the maximum Rule 12b-1 fee permitted by the Plan, notwithstanding that credits have been applied to reduce the portion of the 12b-1 fee that would have been used to compensate IDI for payments to such NTF Program Sponsor absent such credits.

         The aggregate amount of brokerage commissions paid for the period December 23, 1997 through July 31, 1998 for the S&P Fund was $0. For the period December 23, 1997 (commencement of operations) through July 31, 1998, brokers providing research services received no commissions on portfolio transactions of the Fund. For the fiscal year ended July 31, 1998, the Fund paid $0, as compensation to brokers for the sales of shares of the Fund.

         At July 31, 1998, the Fund held securities of its regular brokers or dealers, or their parent companies, as follows:

                State Street Bank & Trust                  $1,907

                J. P. Morgan & Co.                            $39

                Bear Stearns                                  $11

                Lehman Brothers Holdings                       $7

                Merrill Lynch Pierce                          $51

                Morgan Stanley Dean Witter                   $104

         Neither INVESCO nor World receives any brokerage commissions on portfolio transactions effected on behalf of the Fund, and there is no affiliation between INVESCO and World, or any person affiliated with INVESCO and World, or the Fund and any broker or dealer that executes transactions for the Fund.


ADDITIONAL INFORMATION
----------------------


COMMON STOCK. The Company is authorized to issue up to $2 billion shares of common stock with a par value of $0.01 per share. Of the Company's authorized shares, 200,000,000 shares have been allocated to the Fund -- 100,000,000 to each class. The board of directors has the authority to designate additional series of common stock without seeking the approval of shareholders, and may classify and reclassify any authorized but unissued shares.


         Shares of each series represent the interests of the shareholders of such series or class of series in a particular portfolio of investments of the Company. Each series or class of series of the Company's shares is preferred over all other series or classes of series with respect to the assets specifically allocated to that series or class, and all income, earnings, profits and proceeds from such assets, subject only to the rights of creditors, are allocated to shares of that series or class. The assets of each series or class are segregated on the books of account and are charged with the liabilities of that series or class of series and with a share of the Company's general liabilities. The board of directors determines those assets and liabilities deemed to be general assets or liabilities of the Company, and these items are allocated among series and classes in a manner deemed by the board of directors to be fair and equitable. Generally, such allocation will be made based upon the relative total net assets of each series or class. In the unlikely event that a liability allocable to one series or class exceeds the assets belonging to the series or class, all or a portion of such liability may have to be borne by the holders of shares of the Company's other series or class.


         All Fund shares, regardless of series, have equal voting rights. Voting with respect to certain matters, such as ratification of independent accountants or election of directors, will be by all series of the Company. When not all series or classes are affected by a matter to be voted upon, such as approval of an investment advisory contract or changes in the Fund's investment policies, only shareholders of the series or class affected by the matter may be entitled to vote. Company shares have noncumulative voting rights, which means that the holders of a majority of the shares voting for the election of directors can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the board of directors. After they have been elected by shareholders, the directors will continue to serve until their successors are elected and have qualified or they are removed from office, in either case by a shareholder vote, or until death, resignation, or retirement. Directors may appoint their own successors, provided that always at least a majority of the directors have been elected by the Company's shareholders. It is the intention of the Company not to hold annual meetings of shareholders. The directors will call annual or special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Company's Articles of Incorporation, or at their discretion.

PRINCIPAL SHAREHOLDERS. As of June 30, 1999, the following entities held more than 5% of the Fund's outstanding equity securities.

                                     Amount and Nature                  Percent
Name and Address                        of Ownership                    of Class
----------------                     -----------------                  --------

INVESCO Trust Co. Cust.              121,562.5730                        38.86%
Right Choice MGD. Care Inc.
Supp Exec Retirement Plan
1831 Chestnut St.
St. Louis, MO 63103-2231

Ronald L. Grooms                      32,329.7200                        10.33%
7800 E. Union Ave. #800
Denver, CO 80237-2715

David Backstrom                       33,391.2350                        10.67%
PO Box 970
Bridgeton, MO 63044-0970

INVESCO Trust Co. Tr                  40,660.0910                        13.00%
Compass Group USA
Non-Qualified Plan
IRPS, Attn:  Kelly Allen
PO Box 1350
Winston Salem, NC 27102-1350

INVESCO Trust Co. Tr                  52,047.4470                        16.64%
Right Choice Management Care, Inc.
Exec Def Compensation Plan
1831 Chestnut St.
St. Louis, MO 63103-2231


INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, 950 Seventeenth Street, Denver, Colorado, has been selected as the independent accountants of the Company. The independent accountants are responsible for auditing the financial statements of the Company.


CUSTODIAN. State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, has been designated as custodian of the cash and investment securities of the Company. The bank is also responsible for, among other things, receipt and delivery of the investment securities of the Company's series in accordance with procedures and conditions specified in the custody agreement. Under the contract with the Company, the custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Company to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and foreign securities depositories.

TRANSFER AGENT. The Company is provided with transfer agent, registrar and dividend disbursing agent services by INVESCO Funds Group, Inc., 7800 E. Union Avenue, Denver, Colorado 80237, pursuant to the Transfer Agency Agreement described herein. Such services include the issuance, cancellation and transfer of shares of the Fund, and the maintenance of records regarding the ownership of such shares.

REPORTS TO SHAREHOLDERS. The Company distributes reports at least semiannually to its shareholders. Financial statements regarding the Company, audited by the independent accountants, are sent to shareholders annually.

LEGAL COUNSEL. The firm of Kirkpatrick & Lockhart LLP, Washington, D.C., is legal counsel for the Company. The firm of Moye, Giles, O'Keefe, Vermeire & Gorrell LLP, Denver, Colorado, acts as special counsel to the Company.

FINANCIAL STATEMENTS. The audited financial statements for the Fund for the period ended July 31, 1998, and the notes thereto, and the report of PricewaterhouseCoopers LLP with respect to such financial statements, are incorporated by reference from the Company's Annual Report to Shareholders for the fiscal year ended July 31, 1998. The unaudited financial statements and accompanying notes thereto for the six-month period ended November 30, 1998 are incorporated by reference from the Fund's Semi-Annual Report to Shareholders for the six-month period ended November 30, 1998.

PROSPECTUSES. The Company will furnish, without charge, a copy of the Fund's Prospectus upon request. Such requests should be made to the Company at the mailing address or telephone number set forth on the first page of this Statement of Additional Information.

REGISTRATION STATEMENT. This Statement of Additional Information and the related Prospectus do not contain all of the information set forth in the Registration Statement the Company has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

APPENDIX A
----------

DESCRIPTION OF FUTURES AND OPTIONS CONTRACTS
--------------------------------------------

Options on Securities
---------------------

         An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although the entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered," which is generally accomplished through the writer's ownership of the underlying security, in the case of a call option, or the writer's segregation of an amount of cash or securities equal to the exercise price, in the case of a put option. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

         Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price, in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

         Options on securities are traded on national securities exchanges, such as the Chicago Board of Options Exchange and the New York Stock Exchange, which are regulated by the Securities and Exchange Commission. The Options Clearing Corporation ("OCC") guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indices of securities only through a registered broker/dealer which is a member of the exchange on which the option is traded.

         An option position in an exchange-traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Funds will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option at any particular time. In such event it might not be possible to effect closing transactions in a particular option with the result that the Funds would have to exercise the option in order to realize any profit. This would result in the Funds incurring brokerage commissions upon the disposition of underlying securities acquired through the exercise of a call option or upon the purchase of underlying securities upon the exercise of a put option. If these Funds as covered call option writers are unable to effect a closing purchase transaction in a secondary market, unless the Funds are required to deliver the securities pursuant to the assignment of an exercise notice, they will not be able to sell the underlying security until the option expires.

         Reasons for the potential absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities: (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or particular class or series of options) in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange which had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at a particular time, render certain of the facilities of any of the clearing corporations inadequate and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. However, the OCC, based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume.

         In addition, options on securities may be traded over-the-counter ("OTC") through financial institutions dealing in such options as well as the underlying instruments. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with Company on behalf of the Funds. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Funds and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option as written, the Funds would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.

Futures Contracts
-----------------

         A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future, for a fixed price. By its terms, a Futures Contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, Futures Contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

         The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalent, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as "marking to market."

         A futures contract may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a futures contract, by in effect taking the opposite side of such Contract. At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it.

         Interest rate futures contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury bonds, Treasury notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury bills, bank certificates of deposit and commercial paper. In addition, interest rate futures contracts include contracts on indices of municipal securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark and on Eurodollar deposits.

Options on Futures Contracts
----------------------------

         An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an Option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

         A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

         An option, whether based on a futures contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.

APPENDIX B
----------

BOND RATINGS
------------

         The following is a description of the Moody's and S&P bond rating categories:

MOODY'S CORPORATE BOND RATINGS

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

S&P CORPORATE BOND RATINGS

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Bonds rated CCC have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

STATEMENT OF ADDITIONAL INFORMATION


July 14, 1999

                            INVESCO STOCK FUNDS, INC.

                            INVESCO Value Equity Fund


Address:                                            Mailing Address:

7800 E. Union Avenue                                Post Office Box 173706
Denver, Colorado  80237                             Denver, Colorado  80217-3706

                                   Telephone:
                       In continental U.S., 1-800/525-8085


         INVESCO STOCK FUNDS, INC. (formerly, INVESCO Equity Funds, Inc., formerly, INVESCO Capital Appreciation Funds, Inc.) (the "Company") is an open-end management investment company currently consisting of seven portfolios of investments: INVESCO Blue Chip Growth Fund; INVESCO Dynamics Fund; INVESCO Endeavor Fund; INVESCO Growth & Income Fund; INVESCO S&P 500 Fund - Class I and II; INVESCO Small Company Growth Fund and INVESCO Value Equity Fun. INVESCO Value Equity Fund (the "Fund") seeks to provide investors with a high total return on investment through capital appreciation and current income. Additional funds may be offered in the future.

         A Prospectus for the Fund dated July 14, 1999, which provides the basic information you should know before investing in the Fund, may be obtained without charge from INVESCO Distributors, Inc., Post Office Box 173706, Denver, Colorado 80217-3706. This Statement of Additional Information is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Prospectus.


Investment Adviser: INVESCO FUNDS GROUP, INC.
Distributor: INVESCO DISTRIBUTORS, INC.

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

INVESTMENT POLICIES AND RESTRICTIONS                                           1

THE FUND AND ITS MANAGEMENT                                                    8

HOW SHARES CAN BE PURCHASED                                                   21

HOW SHARES ARE VALUED                                                         25

FUND PERFORMANCE                                                              26

SERVICES PROVIDED BY THE FUND                                                 27

TAX-DEFERRED RETIREMENT PLANS                                                 28

HOW TO REDEEM SHARES                                                          28

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES                                      29

INVESTMENT PRACTICES                                                          31

ADDITIONAL INFORMATION                                                        34

APPENDIX A                                                                    37

APPENDIX B                                                                    38

INVESTMENT POLICIES AND RESTRICTIONS
------------------------------------

         Reference is made to the section entitled "Investment Objectives And Policies" in the Prospectus for a discussion of the investment objectives and policies of the Fund. In addition, set forth below is further information relating to the Fund.

         LOANS OF PORTFOLIO SECURITIES. As discussed in the section entitled "Risk Factors" in the Prospectus, the Fund may lend its portfolio securities, provided that such loans are callable at any time by the Fund and are at all times secured by collateral held by the Fund's custodian consisting of cash or securities issued or guaranteed by the United States Government or its agencies, or any combination thereof, equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to earn income on the loaned securities, while at the same time receiving interest from the borrower of the securities. Loans will be made only to firms deemed by the adviser or sub-adviser (collectively, "Fund Management"), under procedures established by the Company's board of directors, to be creditworthy and when the amount of interest to be received justifies the inherent risks. A loan may be terminated by the borrower on one business day's notice, or the Fund at any time. If at any time the borrower fails to maintain the required amount of collateral (at least 100% of the market value of the borrowed securities), the Fund will require the deposit of additional collateral not later than the business day following the day on which a collateral deficiency occurs or the collateral appears inadequate. If the deficiency is not remedied by the end of that period, the Fund will use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss during the loan period would inure to the Fund.

         REAL ESTATE INVESTMENT TRUSTS. Although it is not permitted to invest in real estate directly, the Fund may invest in real estate investment trusts ("REITs"). A REIT is a trust which sells shares to investors and uses the proceeds to invest in real estate or interests in real estate.

         The Fund has adopted a policy which permits the Fund to write, purchase or sell put and call options on individual securities, securities indexes and currencies, or financial futures or options on financial futures, or undertake forward currency contracts.


         PUT AND CALL OPTIONS. An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase in the case of a "call" option or sell in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although the entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered," which is generally accomplished through the writer's ownership of the underlying security in the case of a call option, or the writer's segregation of an amount of cash or securities equal to the exercise price in the case of a put option. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

         Upon exercise of the option, the holder is required to pay the purchase price of the underlying security in the case of a call option or to deliver the security in return for the purchase price in the case of a put option. Conversely, the writer is required to deliver the security in the case of a call option or to purchase the security in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

         Options on securities are traded on national securities exchanges, such as the Chicago Board of Options Exchange and the New York Stock Exchange, which are regulated by the Securities and Exchange Commission. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indices of securities only through a registered broker/dealer which is a member of the exchange on which the option is traded.


         An option position in an exchange-traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option at any particular time. In such event it might not be possible to effect closing transactions in a particular option with the result that the Fund would have to exercise the option in order to realize any profit. This would result in the Fund's incurring brokerage commissions upon the disposition of underlying securities acquired through the exercise of a call option or upon the purchase of underlying securities upon the exercise of a put option. If the Fund as covered call option writer is unable to effect a closing purchase transaction in a secondary market, unless the Fund is required to deliver the securities pursuant to the assignment of an exercise notice, it will not be able to sell the underlying security until the option expires.


         Reasons for the potential absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or particular class or series of options) in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange which had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at a particular time, render certain of the facilities of any of the clearing corporations inadequate and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. However, the Options Clearing Corporation, based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume. For a more complete discussion of the risks involved in futures and options on futures and other securities, refer to Appendix B ("Description of Futures, Options and Forward Contracts").


         FUTURES AND OPTIONS ON FUTURES. As described in the Fund's Prospectus, the Fund may enter into futures contracts and purchase and sell ("write") options to buy or sell futures contracts. The Fund will comply with and adhere to all limitations in the manner and extent to which it effects transactions in futures and options on such futures currently imposed by the rules and policy guidelines of the Commodity Futures Trading Commission ("CFTC") as conditions for exemption of a mutual fund, or investment advisers thereto, from registration as a commodity pool operator. The Fund will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its assets after taking into account unrealized profits and losses on options it has entered into. In the case of an option that is "in-the-money," as defined in the commodity Exchange Act (the "CEA"), the in-the-money amount may be excluded in computing such 5%. (In general a call option on a future is "in-the-money" if the value of the future exceeds the exercise ("strike") price of the call; a put option on a future is "in-the-money" if the value of the future which is the subject of the put is exceeded by the strike price of the put.) The Fund may use futures and options thereon solely for bona fide hedging or for other non-speculative purposes within the meaning and intent of the applicable provisions of the CEA.

         Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Instead, the Fund will be required to deposit in its segregated asset account an amount of cash or qualifying securities (currently U.S. Treasury bills). This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, the Fund may be required to make additional payments during the term of the contracts to its broker. Such payments would be required, for example, where, during the term of an interest rate futures contract purchased by the Fund, there was a general increase in interest rates, thereby making the Fund's portfolio securities less valuable. In all instances involving the purchase of futures contracts by the Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Fund may elect to close its position by taking an opposite position which will operate to terminate its position in the futures contract.


         Where futures are purchased to hedge against a possible increase in the price of a security before a fund is able in an orderly fashion to invest in the security, it is possible that the market may decline instead. If the Fund, as a result, concluded not to make the planned investment at that time because of concern as to possible further market decline or for other reasons, the Fund would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the futures contracts and the portion of the portfolio being hedged, the price of futures may not correlate perfectly with movements in the prices due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between underlying instruments and the value of the futures contract. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market. Such increased participation may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the underlying instrument and movements in the prices of futures contracts, the value of futures contracts as a hedging device may be reduced.


         In addition, if the Fund has insufficient available cash, it may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it may be disadvantageous to do so.

         OPTIONS ON FUTURES CONTRACTS. The Fund may buy and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund is considering buying. If a call or put option which the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of the futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put option on portfolio securities. For example, the Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices.

         The amount of risk the Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be reflected fully in the value of the options bought.

         FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may enter into forward currency contracts to purchase or sell foreign currencies (i.e., non-U.S. currencies) ("forward contracts") as a hedge against possible variations in foreign exchange rates. A forward contract is an agreement between the contracting parties to exchange an amount of currency at some future time at an agreed upon rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. A forward contract generally has no deposit requirement, and such transactions do not involve commissions. By entering into a forward contract for the purchase or sale of the amount of foreign currency invested in a foreign security transaction, the Fund can hedge against possible variations in the value of the dollar versus the subject currency either between the date the foreign security is purchased or sold and the date on which payment is made or received or during the time the Fund holds the foreign security. Hedging against a decline in the value of a currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions preclude the opportunity for gain if the value of the hedged currency should rise. The Fund will not speculate in forward contracts. The Fund will not attempt to hedge all of its non-U.S. portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by its investment adviser. The Fund will not enter into forward contracts for a term of more than one year. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the Fund's limitation on investing in illiquid securities, discussed in its Prospectus.


         For a more complete discussion of the risks involved in futures and options on futures and other securities, refer to Appendix B ("Description of Futures, Options and Forward Contracts").


         INVESTMENT RESTRICTIONS. As discussed in the section of the Fund's Prospectus entitled "Investment Policies and Risks", the Fund is subject to certain investment restrictions. For purposes of the following investment restrictions, all percentage limitations apply immediately after a purchase or initial investment. Any subsequent change in a particular percentage resulting from fluctuations in value does not require elimination of any security from the Fund.

         The following restrictions are fundamental and may not be changed with respect to a particular Fund without the prior approval of the holders of a majority, as defined in the Investment Company Act of 1940 (the "1940 Act"), of the outstanding voting securities of the Fund. The Fund, unless otherwise indicated, may not:

         (1)   Other  than  investments  by the Fund in  obligations  issued  or guaranteed by the U.S. Government, its agencies or instrumentalities, invest in the securities of issuers conducting their principal business activities in the same industry (investments in obligations issued by a foreign government, including the agencies or instrumentalities of a foreign government, are considered to be investments in a single industry), if immediately after such investment the value of the Fund's investments in such industry would exceed 25% of the value of the Fund's total assets;

         (2) With respect to the total assets of the Fund, purchase the securities of any one issuer (except cash items and "government issuers" as defined under the 1940 Act), if the purchase would cause the Fund to have more than 5% of the value of its total assets invested in the securities of such issuer or to own more than 10% of the outstanding voting securities of such issuer.

         (3) Underwrite securities of other issuers, except insofar as it may technically be deemed an "underwriter" under the Securities Act of 1933, as amended, in connection with the disposition of the Fund's portfolio securities.

         (4) Invest in companies for the purpose of exercising control or management.


         (5) Issue any class of senior securities or borrow money, except borrowings from banks for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of the Fund's total assets at the time the borrowing is made.

         (6) Mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held except to an extent not greater than 5% of the value of the Fund's total assets.

         (7) Sell short, except the Fund may purchase or sell options or futures, or write, purchase or sell puts and calls.

         (8) Buy on margin, except the Fund may purchase or sell options or futures, or write, purchase or sell puts and calls.

         (9) Buy or sell commodities contracts (however the Fund may purchase securities of companies which invest in the foregoing). This restriction shall not prevent the Fund from purchasing or selling options on individual securities, security indexes, and currencies or financial futures or options on financial futures, or undertaking forward currency contracts.

         (10) Make loans to other persons, provided that the Fund may purchase debt obligations consistent with its investment objectives and policies and the Fund may lend limited amounts (not to exceed 10% of its total assets) of its portfolio securities.

         (11) Purchase securities of other investment companies except (i) in connection with a merger, consolidation, acquisition or reorganization, or (ii) by purchase in the open market of securities of other investment companies involving only customary brokers' commissions and only if immediately thereafter (i) no more than 3% of the voting securities of any one investment company are owned by the Fund, (ii) no more than 5% of the value of the total assets of the Fund would be invested in any one investment company, and (iii) no more than 10% of the value of the total assets of the Fund would be invested in the securities of such investment companies. The Company may invest from time to time a portion of the Fund's cash in investment companies to which the Adviser serves as investment adviser; provided that no management or distribution fee will be charged by the Adviser with respect to any such assets so invested and provided further that at no time will more than 3% of the Fund's assets be so invested. Should the Fund purchase securities of other investment companies, shareholders may incur additional management and distribution fees.

         (12) Invest in securities for which there are legal or contractual restrictions on resale, except that the Fund may invest no more than 2% of the value of its total assets in such securities; or invest in securities for which there is no readily available market, except that the Fund may invest no more than 5% of the value its total assets in such securities.

        In applying the industry concentration investment restriction (no. 1 above), the Fund uses a modified S&P industry code classification schema which uses various sources to classify securities.

        In applying restriction (12) above, the Fund also includes illiquid securities (those which cannot be sold in the ordinary course of business within seven days at approximately the valuation given to them by the Fund) among the securities subject to the 5% of total assets limit.

         Additional investment restrictions adopted on behalf of the Fund and which may be changed by the directors at their discretion provide that the Fund may not:

         (1) (a) enter into any futures contracts, options on futures, puts and calls if immediately thereafter the aggregate margin deposits on all outstanding derivative positions held by the Fund and premiums paid on outstanding positions, after taking into account unrealized profits and losses, would exceed 5% of the market value of the total assets of the Fund, or (b) enter into any derivative positions if the aggregate net amount of the Fund's commitments under outstanding derivative positions of the Fund would exceed the market value of the total assets of the Fund.

         (2) Purchase or sell interests in oil, gas or other mineral leases or exploration or development programs. The Fund, however, may purchase or sell securities issued by entities which invest in such interests.

         (3) Invest more than 5% of the Fund's total assets in securities of companies having a record, together with predecessors, of less than three years of continuous operation.

         (4) Purchase or retain the securities of any issuer if any individual officers and trustees/directors of the Company, the Adviser, or any subsidiary thereof owns individually more than 0.5% of the securities of that issuer and all such officers and trustees/directors together own more than 5% of the securities of that issuer.


         (5)      Engage in arbitrage transactions.


         (6) To the extent the Fund invests in warrants, the Fund's investment in warrants, valued at the lower of cost or market, may not exceed 5% of the value of the Fund's net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets may be warrants which are not listed on the New York or American Stock Exchanges. Warrants acquired by the Fund as part of a unit or attached to securities may be deemed to be without value.

         (7) Invest more than 25% of the value of the Fund's total assets in securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments.

THE FUND AND ITS MANAGEMENT
---------------------------

         THE COMPANY. The company was incorporated under the laws of Maryland as INVESCO Dynamics Fund, Inc. on April 2, 1993. On July 1, 1993, the Company assumed all of the assets and liabilities of Financial Dynamics Fund, Inc., which was incorporated in Colorado on February 17, 1967. On June 26, 1997, the Company changed its name to INVESCO Capital Appreciation Funds, Inc. and designated two series of common stock of the Company as INVESCO Dynamics Fund and INVESCO Growth & Income Fund. On August 28, 1998, the Company changed its name to INVESCO Equity Funds, Inc. and designated a third series of shares of common stock of the Company as INVESCO Endeavor Fund. On October 29, 1998, the Company changed its name to INVESCO Stock Funds, Inc. On July 15, 1999, the Company assumed all of the assets and liabilities of (1) INVESCO Blue Chip Growth Fund, Inc., a series of INVESCO Growth Funds, Inc.; (2) INVESCO Small Company Growth Fund, a series of INVESCO Emerging Opportunity Funds, Inc.; (3) INVESCO S&P 500 Index Fund - Classes I and II, a series of INVESCO Specialty Funds, Inc.; and (4) INVESCO Value Equity Fund, a series of INVESCO Value Trust.

         The Company is an open-end, diversified, no-load management investment company currently consisting of seven portfolios of investments: INVESCO Blue Chip Growth Fund, INVESCO Dynamics Fund, INVESCO Endeavor Fund, INVESCO Growth & Income Fund, INVESCO Small Company Growth Fund, INVESCO S&P 500 Index Fund - Classes I and II and INVESCO Value Equity Fund. Additional funds may be offered in the future.

         THE INVESTMENT ADVISER. INVESCO Funds Group, Inc., a Delaware corporation ("INVESCO"), is employed as the Fund's investment adviser. INVESCO was established in 1932 and also serves as an investment adviser to INVESCO Bond Funds, Inc. (formerly, INVESCO Income Funds, Inc.), INVESCO Combination Stock & Bond Funds, Inc. (formerly INVESCO Flexible Funds, Inc.), INVESCO Diversified Funds, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Funds, Inc. (formerly INVESCO Growth Fund, Inc.), INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Sector Funds, Inc. (formerly, INVESCO Strategic Portfolios, Inc.), INVESCO Specialty Funds, Inc., INVESCO Tax-Free Income Funds, Inc., INVESCO Treasurer's Series Funds, Inc., INVESCO Value Trust and INVESCO Variable Investment Funds, Inc.

         THE INVESTMENT SUB-ADVISER. INVESCO has contracted with INVESCO Capital Management, Inc. ("ICM") to provide investment advisory and research services to the Fund. ICM, the Fund's investment adviser from inception of the Fund to 1991, has the primary responsibility for providing portfolio investment management services to the Fund.

         THE DISTRIBUTOR. INVESCO Distributors, Inc. ("IDI") is the Fund's distributor. IDI, established in 1997, is a registered broker-dealer that acts as distributor for all retail mutual funds advised by INVESCO. Prior to September 30, 1997, INVESCO served as the Fund's distributor.


        INVESCO, ICM and IDI are indirect wholly-owned subsidiaries of AMVESCAP PLC, a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997, and to AMVESCAP PLC on May 8, 1997 as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group, Inc., that created one of the largest independent investment management businesses in the world with approximately $275 billion in assets under management as of December 31, 1998. INVESCO was established in 1932 and, as of April 30, 1999 managed 14 mutual funds, consisting of 51 separate portfolios, on behalf of over 900,000 shareholders.

         AMVESCAP PLC's other North American subsidiaries include the following:

         --INVESCO Retirement and Benefit Services, Inc. ("IRBS") of Atlanta, Georgia, develops and provides domestic and international defined contribution retirement plan services to plan sponsors, institutional retirement plan sponsors, institutional plan providers and foreign governments.

         --INVESCO Retirement Plan Services ("IRPS") of Atlanta, Georgia, a division of IRBS, provides recordkeeping and investment selection services to defined contribution plan sponsors of plans with between $2 million and $200 million in assets. Additionally, IRPS provides investment consulting services to institutions seeking to provide retirement plan products and services.

         --Institutional Trust Company doing business as INVESCO Trust Company ("ITC") of Denver, Colorado, a division of IRBS, provides retirement account custodian and/or trust services for individual retirement accounts ("IRAs") and other retirement plan accounts. This includes services such as recordkeeping, tax reporting and compliance. ITC acts as trustee or custodian to these plans. ITC accepts contributions and provides, through INVESCO, complete transfer agency functions: correspondence, sub-accounting, telephone communications and processing of distributions.

         --INVESCO Capital Management, Inc. of Atlanta, Georgia manages institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments, and endowment funds. INVESCO Capital Management, Inc. is the sole shareholder of INVESCO Services, Inc., a registered broker-dealer.

         --INVESCO  Management  &  Research,   Inc.  of  Boston,   Massachusetts
primarily manages pension and endowment accounts.

         --INVESCO Realty Advisors, Inc. of Dallas, Texas is responsible for providing advisory services in the U.S. real estate markets for AMVESCAP PLC's clients worldwide. Clients include corporate plans, public pension funds, and endowment and foundation accounts.

         --PRIMCO Capital Management, Inc. of Louisville, Kentucky specializes in managing stable return investments, principally on behalf of Section 401(k) retirement plans.


         --INVESCO (NY), Inc. of New York, is an investment adviser for separately managed accounts, such as corporate and municipal pension plans,
Taft-Hartley Plans, insurance companies, charitable institutions and private individuals. INVESCO NY also offers the opportunity for its clients to invest both directly and indirectly through partnerships in primarily private investments or privately negotiated transactions. INVESCO NY further serves as investment adviser to several closed-end investment companies, and as sub-adviser with respect to certain commingled employee benefit trusts. INVESCO NY specializes in the fundamental research investment approach, with the help of quantitative tools.


         --A I M Advisors, Inc. of Houston, Texas provides investment advisory and administrative services for retail and institutional mutual funds.

         --A I M Capital Management, Inc. of Houston, Texas provides investment advisory services to individuals, corporations, pension plans and other private investment advisory accounts and also serves as a sub-adviser to certain retail and institutional mutual funds, one Canadian mutual fund and one portfolio of an open-end registered investment company that is offered to separate accounts of insurance companies that issue variable annuity and/or variable life insurance products.

         --A I M Distributors, Inc. and Fund Management Company of Houston, Texas are registered broker-dealers that act as the principal underwriters for retail and institutional mutual funds.

         The corporate headquarters of AMVESCAP PLC are located at 11 Devonshire Square, London, EC2M 4YR, England.


         As indicated in the Fund's Prospectus, INVESCO and ICM permit investment and other personnel to purchase and sell securities for their own accounts in accordance with a compliance policy governing personal investing by directors, officers and employees of INVESCO, ICM and their North American affiliates. The policy requires officers, inside directors, investment and other personnel of INVESCO, ICM and their North American affiliates to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for trading authority will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Funds.

         In addition to the pre-clearance requirement described above, the policy subjects officers, inside directors, investment and other personnel of INVESCO, ICM and their North American affiliates to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the policy. The provisions of this policy are administered by and subject to exceptions authorized by INVESCO or ICM.

         INVESTMENT ADVISORY AGREEMENT. INVESCO serves as investment adviser pursuant to an investment advisory agreement dated February 28, 1997 with the Company (the "Agreement") which was approved by the board of directors on November 6, 1996 by a vote cast in person by a majority of the directors of the Company, including a majority of the directors who are not "interested persons" of the Company or INVESCO at a meeting called for such purpose. Shareholders of the other series of the Company approved the Agreement on January 31, 1997 for an initial term expiring February 28, 1999. In May, 1999, this period was extended by the Company's board of directors through May 15, 2000. Pursuant to shareholder authorization, the Agreement was approved with respect to the Fund on July 15, 1999. The Agreement may be continued from year to year with respect to the Fund as long as such continuance is specifically approved at least annually by the board of directors of the Company, or by a vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of the Fund. Any such continuance also must be approved by a majority of the Company's directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Agreement may be terminated at any time without penalty by either party upon sixty (60) days' written notice and terminates automatically in the event of an assignment to the extent required by the 1940 Act and the rules thereunder.

         The Agreement provides that INVESCO shall manage the investment portfolio of the Fund in conformity with the Fund's investment policies (either directly or by delegation to a sub-adviser, which may be a party affiliated with INVESCO). Further, INVESCO shall perform all administrative, internal accounting (including computation of net asset value), clerical, statistical, secretarial and all other services necessary or incidental to the administration of the affairs of the Fund, excluding, however, those services that are the subject of separate agreement between the Company and INVESCO or any affiliate thereof, including distribution and sale of shares and provision of transfer agency, dividend disbursing agency, and registrar services, and services furnished under an Administrative Services Agreement with INVESCO discussed below. INVESCO will pay the fee of any sub-adviser. Services provided include, but are not limited to: supplying the Company with officers, clerical staff and other employees, if any, who are necessary in connection with the Fund's operations; furnishing office space, facilities, equipment and supplies; providing personnel and facilities required to respond to inquiries related to shareholder accounts; conducting periodic compliance reviews of the Fund's operations; preparation and review of required documents, reports and filings by INVESCO's in-house legal and accounting staff (including the prospectus, statement of additional information, proxy statements, shareholder reports, tax returns, reports to the SEC, and other corporate documents of the Fund), except insofar as the assistance of independent accountants or attorneys is necessary or desirable; supplying basic telephone service and other utilities; and preparing and maintaining certain of the books and records required to be prepared and maintained by the Fund under the 1940 Act. Expenses not assumed by INVESCO are borne by the Fund. The responsibility for making decisions to buy, sell, or hold a particular security rests with INVESCO, as well as ICM as the Sub-Adviser, subject to review by the board of directors.

         As full compensation for its advisory services to the Fund, INVESCO receives a monthly fee. The fee is based upon a percentage of the Fund's average net assets, determined daily. The fee is calculated at the annual rate of: 0.75% on the first $500 million of the average net assets of the Fund; 0.65% on the next $500 million of average net assets of the Fund; and 0.50% on average net assets in excess of $1 billion. In addition, beginning May 13, 1999, the following additional contractual breakpoints are in effect: 0.45% on the Fund's average net assets from $2 billion; 0.40% on the Fund's average net assets from $4 billion; 0.375% on the Fund's average net assets from $6 billion; and 0.35% on the Fund's average net assets from $8 billion.

         SUB-ADVISORY AGREEMENT. ICM serves as sub-adviser to the Fund pursuant to a sub-advisory agreement dated February 28, 1997 (the "Sub-Agreement") with INVESCO which was approved by the board of trustees of INVESCO Value Trust, the predecessor of the Company with respect to the Fund on November 6, 1996, including a majority of the trustees who are not "interested persons" of the Company, INVESCO or ICM at a meeting called for such purpose. Shareholders of the Fund approved the Sub-Agreement on January 31, 1997 for an initial term expiring February 28, 1999. In May, 1999, this period was extended by the board of trustees through May 15, 2000. Pursuant to shareholder authorization, the Sub-Agreement was approved with respect to the Company on July 15, 1999. The Sub-Agreement may be continued from year to year as to the Fund as long as each such continuance is specifically approved by the board of directors of the Company, or by a vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of the Fund. Each such continuance also must be approved by a majority of the directors who are not parties to the Sub-Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Sub-Agreement may be terminated as to the Fund at any time without penalty by either party or the Company upon sixty (60) days' written notice and terminates automatically in the event of an assignment to the extent required by the 1940 Act and the rules thereunder.

         The Sub-Agreement provides that ICM, subject to the supervision of INVESCO, shall manage the investment portfolios of the Fund in conformity with the Fund's investment policies. These management services include: (a) managing the investment and reinvestment of all the assets, now or hereafter acquired, of the Fund, and executing all purchases and sales of portfolio securities; (b) maintaining a continuous investment program for the Fund, consistent with (i) the Fund's investment policies as set forth in the Company's Articles of Incorporation, Bylaws, and Registration Statement, as from time to time amended, under the 1940 Act, and in any prospectus and/or statement of additional information of the Company, as from time to time amended and in use under the 1933 Act, and (ii) the Company's status as a regulated investment company under the Internal Revenue Code of 1986, as amended; (c) determining what securities are to be purchased or sold for the Fund, unless otherwise directed by the directors of the Company or INVESCO, and executing transactions accordingly; (d) providing the Fund the benefit of all of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of long-range investment policy now or hereafter generally available to investment advisory customers of the Sub-Adviser; (e) determining what portion of the Fund should be invested in the various types of securities authorized for purchase by the Fund; and (f) making recommendations as to the manner in which voting rights, rights to consent to Company action and any other rights pertaining to the portfolio securities of the Fund shall be exercised.

         The Sub-Agreement provides that as compensation for its services, ICM shall receive from INVESCO, at the end of each month, a fee based on the average daily value of the Fund's net assets. The sub-advisory fee is 40% of the advisory fee: 0.30% on the first $500 million of the Fund's average net assets; 0.26% on the next $500 million of the Fund's average net assets; and 0.20% on the Fund's average net assets in excess of $1 billion. In addition, beginning May 13, 1999, the following additional contractual breakpoints are in effect:
0.18% on the Fund's average net assets from $2 billion; 0.16% on the Fund's average net assets from $4 billion; 0.15% on the Fund's average net assets from $6 billion; and 0.14% on the Fund's average net assets from $8 billion. The sub-advisory fees are paid by INVESCO, not the Fund.

         ADMINISTRATIVE SERVICES AGREEMENT. INVESCO, either directly or through affiliated companies, also provides certain administrative, sub-accounting, and recordkeeping services to the Company pursuant to an Administrative Services Agreement dated February 28, 1997 (the "Administrative Agreement"). The Administrative Agreement was approved by the board of directors on November 6, 1996 by a vote cast in person by all of the directors of the Company, including all of the directors who are not "interested persons" of the Company or INVESCO at a meeting called for such purpose. The Administrative Agreement was for an initial term expiring February 28, 1998, and has been continued by action of the board of directors through May 15, 2000. The Administrative Agreement may be continued from year to year as long as each such continuance is specifically approved by the board of directors of the Company, including a majority of the directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Administrative Agreement may be terminated at any time without penalty by INVESCO on sixty (60) days' written notice, or by the Company upon thirty (30) days' written notice, and terminates automatically in the event of an assignment unless the board of directors approves such assignment.

         The Administrative Agreement provides that INVESCO shall provide the following services to the Fund: required administrative and internal accounting services, including without limitation, maintaining general ledger and capital stock accounts, preparing a daily trial balance, calculating net asset value daily, and providing selected general ledger reports.

         As full compensation for services provided under the Administrative Agreement, the Company pays a monthly fee to INVESCO consisting of a base fee of $10,000 per year, plus an additional incremental fee computed daily and paid monthly at an annual rate of 0.015% per year of the average net assets of the Fund prior to May 13, 1999 and 0.45% per year of the average net assets of the Fund effective May 13, 1999. For providing such services, INVESCO received administrative services fees in the amount of $455,075 for the fiscal year ended August 31, 1998.

         TRANSFER AGENCY AGREEMENT. INVESCO performs transfer agent, dividend disbursing agent, and registrar services for the Company pursuant to a Transfer Agency Agreement dated February 28, 1997, which was approved November 6, 1996 by the board of directors of the Company, including a majority of the Company's directors who are not parties to the Transfer Agency Agreement or "interested persons" of any such party. The Transfer Agency Agreement was for an initial term expiring February 28, 1998 and has been extended by the board of directors through May 15, 2000. The Transfer Agency Agreement may be continued from year to year as to the Fund as long as such continuance is specifically approved at least annually by the board of directors, or by a vote of the holders of a majority of the outstanding shares of the Fund. Any such continuance also must be approved by a majority of the Company's directors who are not parties to the Transfer Agency Agreement or interested persons (as defined by the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Transfer Agency Agreement may be terminated at any time without penalty by either party upon sixty (60) days' written notice.

         The Transfer Agency Agreement provides that the Company shall pay to INVESCO an annual fee of $20.00 per shareholder account or, where applicable, per participant in an omnibus account. These fees are paid monthly at the rate of 1/12 of the annual fee and are based upon the number of shareholder accounts or, where applicable, per participant in an omnibus account.

     Set forth below is a table showing the advisory fees, transfer agency fees and administrative fees paid by the Fund for the fiscal years ended August 31, 1998, 1997 and 1996.



   Fiscal Year ended August 31, 1998          Fiscal Year ended August 31, 1997         Fiscal Year ended August 31, 1996
----------------------------------------    --------------------------------------    --------------------------------------
                Transfer                                 Transfer                                  Transfer
 Advisory         Agency   Administra-        Advisory     Agency      Administra-     Advisory      Agency     Administra-
     Fees           Fees     tive Fees            Fees       Fees        tive Fees         Fees       Fees        tive Fees
----------------------------------------    --------------------------------------    --------------------------------------

    $3,080,351   $918,694       $71,607      $2,250,039    $610,115       $55,001      $1,382,049   $282,255        $37,641

     OFFICERS AND DIRECTORS. The overall direction and supervision of the Company is the responsibility of the board of directors, which has the primary duty of seeing that the general investment policies and programs of the Fund are carried out and that the Fund is properly administered. The officers of the Company, all of whom are officers and employees of, and are paid by, INVESCO, are responsible for the day-to-day administration of the Fund. INVESCO, along with ICM, has the primary responsibility for making investment decisions on behalf of the Fund. These investment decisions are reviewed by the investment committee of INVESCO.

         All of the officers and trustees of the Company hold comparable positions with INVESCO Bond Funds, Inc. (formerly, INVESCO Income Fund, Inc.), INVESCO Combination Stock & Bond Funds, Inc. (formerly INVESCO Flexible Funds, Inc.), INVESCO Diversified Funds, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Funds, Inc. (formerly, INVESCO Growth Fund, Inc.), INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Sector Funds, Inc. (formerly, INVESCO Strategic Portfolios, Inc.), INVESCO Specialty Funds, Inc., INVESCO Treasurer's Series Funds, Inc. and INVESCO Tax-Free Income Funds, Inc. In addition, all of the directors of the Company are also trustees of INVESCO Value Trust. Set forth below is information with respect to each of the Company's officers and directors. Unless otherwise indicated, the address of the directors and officers is Post Office Box 173706, Denver, Colorado 80217-3706. Their affiliations represent their principal occupations during the past five years.


         CHARLES W. BRADY,*+ Chairman of the Board. Chief Executive Officer and Director of AMVESCAP PLC, London, England, and of various subsidiaries thereof. Chairman of the Board of INVESCO Global Health Sciences Fund. Address: 1315 Peachtree Street, NE, Atlanta, Georgia. Born: May 11, 1935.

         FRED A. DEERING,+# Vice Chairman of the Board. Trustee of INVESCO Global Health Sciences Fund. Formerly, Chairman of the Executive Committee and Chairman of the Board of Security Life of Denver Insurance Company, Denver, Colorado; Director of ING America Life Insurance Company. Address: Security Life Center, 1290 Broadway, Denver, Colorado. Born: January 12, 1928.


         VICTOR L. ANDREWS,**@ Director. Professor Emeritus, Chairman Emeritus and Chairman of the CFO Roundtable of the Department of Finance at Georgia State University, Atlanta, Georgia; President, Andrews Financial Associates, Inc. (consulting firm); since October 1984, Director of the Center for the Study of Regulated Industry at Georgia State University; formerly, member of the faculties of the Harvard Business School and the Sloan School of Management of MIT. Dr. Andrews is also a Director of the Southeastern Thrift and Bank Fund, Inc. and The Sheffield Funds, Inc. Address: 34 Seawatch Drive, Savannah, Georgia. Born: June 23, 1930.

         BOB R. BAKER,+** Director. President and Chief Executive Officer of AMC Cancer Research Center, Denver, Colorado, since January 1989; until mid-December 1988, Vice Chairman of the Board of First Columbia Financial Corporation (a financial institution), Englewood, Colorado. Formerly, Chairman of the Board and Chief Executive Officer of First Columbia Financial Corporation. Address: 1600 Pierce Street, Lakewood, Colorado. Born: August 7, 1936.

         LAWRENCE H. BUDNER,#@@ Director. Trust Consultant; prior to June 30, 1987, Senior Vice President and Senior Trust Officer of InterFirst Bank, Dallas, Texas. Address: 7608 Glen Albens Circle, Dallas, Texas. Born: July 25, 1930.

         WENDY L. GRAMM, Ph.D.,**@ Director. Self-employed (since 1993); Professor of Economics and Public Administration, University of Texas at Arlington. Formerly, Chairman, Commodity Futures Trading Commission from 1988 to 1993, administrator for Information and Regulatory Affairs at the Office of Management and Budget from 1985 to 1988, Executive Director of the Presidential Task Force on Regulatory Relief and Director of the Federal Trade Commission's Bureau of Economics. Dr. Gramm is also a director of the Chicago Mercantile Exchange, Enron Corporation, IBP, Inc., State Farm Insurance Company, State Farm Life Insurance Company, Independent Women's Forum, International Republic Institute, and the Republican Women's Federal Forum. Dr. Gramm is also a member of the Board of Visitors, College of Business Administration, University of Iowa, and a member of the Board of Visitors, Center for Study of Public Choice, George Mason University. Address: 4201 Yuma Street, N.W., Washington, D.C. Born:
January 10, 1945.

         KENNETH T. KING,#+@@ Director. Formerly, Chairman of the Board of The Capitol Life Insurance Company, Providence Washington Insurance Company, and Director of numerous subsidiaries thereof in the U.S. Formerly, Chairman of the Board of The Providence Capitol Companies in the United Kingdom and Guernsey. Chairman of the Board of the Symbion Corporation (a high technology company) until 1987. Address: 4080 North Circulo Manzanillo, Tucson, Arizona. Born:
November 16, 1925.

         JOHN W. MCINTYRE,#+@@ Director. Retired. Formerly, Vice Chairman of the Board of Directors of The Citizens and Southern Corporation and Chairman of the Board and Chief Executive Officer of The Citizens and Southern Georgia Corporation and Citizens and Southern National Bank. Trustee of INVESCO Global Health Sciences Fund and Gables Residential Trust. Address: 7 Piedmont Center, Suite 100, Atlanta, Georgia. Born: September 14, 1930.

         LARRY SOLL, Ph.D.,**@ Director. Retired. Formerly, Chairman of the Board (1987 to 1994), Chief Executive Officer (1982 to 1989 and 1993 to 1994) and President (1982 to 1989) of Synergen Corp. Director of Synergen since incorporation in 1982. Director of ISD Pharmaceuticals, Inc., Trustee of INVESCO Global Health Sciences Fund. Address: 345 Poorman Road, Boulder, Colorado. Born:
April 26, 1942.

         MARK H. WILLIAMSON, +* President, CEO and Director. President, CEO and Director of IDI; President, CEO and Director of INVESCO and President of INVESCO Global Health Sciences Fund. Formerly, Chairman and CEO of NationsBanc Advisors, Inc. (1995 to 1997) and Chairman of NationsBanc Investments, Inc. (1997 to
1998). Born: May 24, 1951.

         GLEN A. PAYNE, Secretary. Senior Vice President (since 1995), General Counsel (since 1989) and Secretary (since 1989) of INVESCO and Senior Vice President, Secretary and General Counsel of IDI (since 1997); Secretary of INVESCO Global Health Sciences Fund, Vice President (May 1989 to April 1995) of INVESCO; Senior Vice President (1995 to 1998), Secretary (1989 to 1998) and General Counsel (1989 to 1998) of ITC. Formerly, employee of a U.S. regulatory agency, Washington, D.C., (June 1973 through May 1989). Born: September 25, 1947.

         RONALD L. GROOMS, Treasurer. Senior Vice President and Treasurer of INVESCO (since 1988). Senior Vice President and Treasurer of IDI (since 1997). Treasurer, Principal Financial and Accounting Officer, INVESCO Global Health Sciences Fund. Senior Vice President and Treasurer of ITC (1988 to 1998). Born:
October 1, 1946.

         WILLIAM J. GALVIN, JR., Assistant Secretary. Senior Vice President of INVESCO (since 1995) and of IDI (since 1997) and formerly, Trust Officer of ITC (1995 to 1998) and Vice President of INVESCO (1992 to 1995). Formerly, Vice President of 440 Financial Group from June 1990 to August 1992; Assistant Vice President of Putnam Companies from November 1986 to June 1990. Born: August 21, 1956.

         ALAN I. WATSON,  Assistant Secretary.  Vice President of INVESCO (since
1984). Formerly, Trust Officer of ITC. Born: September 14, 1941.

         JUDY P. WIESE,  Assistant  Treasurer.  Vice President of INVESCO (since
1984) and of IDI (since 1997). Formerly, Trust Officer of ITC. Born: February 3, 1948.


         *These directors are "interested persons" of the Company as defined in the 1940 Act.

         #Member of the audit committee of the Company.

         @Member of the derivatives committee of the Company.

         @@Member of the soft dollar brokerage committee of the Company.

         +Member of the executive committee of the Company. On occasion, the executive committee acts upon the current and ordinary business of the Company between meetings of the board of directors. Except for certain powers which, under applicable law, may only be exercised by the full board of directors, the executive committee may exercise all powers and authority of the board of directors in the management of the business of the Company. All decisions are subsequently submitted for ratification by the board of directors.

         **Member of the management liaison committee of the Company.

         As of July 9, 1999, officers and directors of the Company, as a group, beneficially owned less than 1% of the Fund's outstanding shares.

DIRECTOR COMPENSATION
---------------------

         The following table sets forth, for the fiscal year ended April 30, 1998, the compensation paid by the Company to the independent directors for services rendered in their capacities as directors of the Company; the benefits accrued as Company expenses with respect to the Defined Benefit Deferred Compensation Plan discussed below; and the estimated annual benefits to be received by the directors upon retirement as a result of their service to the Company. In addition, the table sets forth the total compensation paid by all of the mutual funds distributed by IDI and advised by INVESCO (including the Fund) and INVESCO Global Health Sciences Fund (collectively, the "INVESCO Complex") to the directors for services rendered in their capacities as directors or trustees during the year ended December 31, 1998. As of December 31, 1998, there were 49 funds in the INVESCO Complex.

                                                                           Total
                                                                       Compensa-
                                         Benefits       Estimated      tion From
                         Aggregate     Accrued As          Annual        INVESCO
                         Compensa-        Part of        Benefits        Complex
                         tion From        Company            Upon        Paid To
                         Company(1)   Expenses(2)   Retirement(3)   Directors(1)

Fred A. Deering,            $4,449         $3,647          $2,463       $103,700
Vice Chairman of
  the Board

Victor L. Andrews            4,030          3,489           2,716         80,350

Bob R. Baker                 4,214          3,116           3,639         84,000

Lawrence H. Budner           3,935          3,489           2,716         79,350

Daniel D. Chabris(4)         1,705          3,565           2,234         70,000

Wendy L. Gramm               3,940              0               0         79,000

Kenneth T. King              4,246          3,723           2,234         77,050

John W. McIntyre             4,138              0               0         98,500

Larry Soll                   3,873              0               0         96,000
                            ------        -------         -------        -------

Total                      $34,530        $21,029         $16,002       $767,950

% of Net Assets         0.0017%(5)     0.0010%(5)                     0.0035%(6)

       (1)The vice chairman of the board, the chairmen of the audit, management liaison, derivatives, soft dollar brokerage and compensation committees and the members of the executive and valuation committees each receive compensation for serving in such capacities in addition to the compensation paid to all independent directors.

       (2)Represents benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below, and not compensation deferred at the election of the directors.

       (3)These figures represent the Company's share of the estimated annual benefits payable by the INVESCO Complex (excluding INVESCO Global Health
Sciences Fund which does not participate in this retirement plan) upon the director's retirement, calculated using the current method of allocating director compensation among the funds in the INVESCO Complex. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the directors will be adjusted periodically for inflation, for increases in the number of funds in the INVESCO Complex and for other reasons during the period in which retirement benefits are accrued on behalf of the respective directors. This results in lower estimated benefits for directors who are closer to retirement and higher estimated benefits for directors who are further from retirement. With the exception of Drs. Soll and Gramm, each of these directors has served as a director/trustee of one or more of the funds in the INVESCO Complex for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan.

       (4)Mr. Chabris retired as a trustee effective September 30, 1998.

       (5)Total as a percentage of the Company's net assets as of April 30, 1999.

       (6)Total as a percentage of the net assets of the INVESCO Complex as of December 31, 1998.

         Messrs. Brady and Williamson, as "interested persons" of the Company, the Fund and other funds in the INVESCO Complex, receive compensation as officers or employees of INVESCO or its affiliated companies and do not receive any director's fees or other compensation from the Fund or other funds in the INVESCO Complex for their services as directors.

         The boards of directors/trustees of the mutual funds managed by INVESCO have adopted a Defined Benefit Deferred Compensation Plan for the non-interested directors and trustees of the funds. Under this plan, each director or trustee who is not an interested person of the funds (as defined in the 1940 Act) and who has served for at least five years (a "qualified director") is entitled to receive, upon termination of service as a director (normally upon retiring from the boards at the retirement age of 72), or the retirement age of 73 to 74, if the retirement date is extended by the boards for one or two years, but less than three years) continuation of payment for one year (the "first year retirement benefit") of the annual basic retainer and annualized board meeting fees payable by the funds to the qualified director at the time of his or her retirement (the "basic retainer"). Commencing with any such director's second year of retirement, and commencing with the first year of retirement of a director whose retirement has been extended by the board for three years, a qualified director shall receive quarterly payments at an annual rate equal to 50% of the basic retainer and annualized board meeting fees. These payments will continue for the remainder of the qualified director's life or ten years, whichever is longer (the "reduced retainer payments"). If a qualified director dies or becomes disabled after age 72 and before age 74 while still a director of the funds, the first year retirement benefit and the reduced retainer payments will be made to him or her or to his or her beneficiary or estate. If a qualified director becomes disabled or dies either prior to age 72 or during his or her 74th year while still a director of the funds, the director will not be entitled to receive the first year retirement benefit; however, the reduced retainer payments will be made to his or her beneficiary or estate. The plan is administered by a committee of three directors who are also participants in the plan and one director who is not a plan participant. The cost of the plan will be allocated among the INVESCO funds in a manner determined to be fair and equitable by the committee. The Company began making payments to Mr. Chabris on

October 1, 1998. The Company has no stock options or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers.

         The independent directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of selected INVESCO Funds. The deferred amounts are being invested in the shares of all of the INVESCO Funds. Each independent director is, therefore, an indirect owner of shares of each INVESCO fund.

         The Company has an audit committee that is comprised of four of the directors who are not interested persons of the Company. The committee meets periodically with the Company's independent accountants and officers to review accounting principles used by the Company, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters.

         The Company has a management liaison committee which meets quarterly with various management personnel of INVESCO in order (a) to facilitate better understanding of management and operations of the Company, and (b) to review legal and operational matters which have been assigned to the committee by the board of directors, in furtherance of the board of director's overall duty of supervision.

         The Company has a soft dollar brokerage committee. The committee meets periodically to review soft dollar brokerage transactions by the Fund, and to review policies and procedures of the Fund's adviser with respect to soft dollar brokerage transactions. It reports on these matters to the Company's board of directors.

         The Company has a derivatives committee. The committee meets periodically to review derivatives investments made by the Fund. It monitors derivatives usage by the Fund and the procedures utilized by the Fund's adviser to ensure that the use of such instruments follows the policies on such instruments adopted by the Company's board of directors. It reports on these matters to the Company's board of directors.


HOW SHARES CAN BE PURCHASED
---------------------------


         Shares of the Fund are sold on a continuous basis at the net asset value per share of the Fund next calculated after receipt of a purchase order in good form. The net asset value per share of the Fund is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange, but may also be computed at other times. See "How Shares Are Valued."

         The Fund has authorized one or more brokers to accept purchase orders on the Fund's behalf. Such brokers are authorized to designate other intermediaries to accept purchase orders on the Fund's behalf. The Fund will be deemed to have received a purchase order when an authorized broker, or, if applicable, a broker's authorized designee, accepts the order. A purchase order will be priced at a Fund's net asset value next calculated after the order has been accepted by an authorized broker or the broker's authorized designee.

         IDI acts as the Fund's distributor under a distribution agreement with the Company and bears all expenses, including the costs of printing and distributing of prospectuses, incident to direct sales and distribution of Fund shares on a no-load basis.

         DISTRIBUTION PLAN. As described in the Prospectus, the Company has adopted a Plan and Agreement of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan was approved on April 21, 1993 at a meeting called for such purpose by a majority of the directors of the Company, including a majority of the directors who neither are "interested persons" of the Company nor have any financial interest in the operation of the Plan ("independent directors"). The Plan was approved by the initial shareholder of the Company on June 24, 1993 for an initial term expiring April 30, 1994. Pursuant to authorization granted by the Company's board of directors on September 2, 1997, a new Plan became effective on September 30, 1997, under which IDI assumed all obligations related to distribution from INVESCO. The Plan was continued by action of the board of directors through May 15, 2000. Pursuant to shareholder authorization, the Plan was approved with respect to the Fund on July 15, 1999.

         The Plan provides that the Fund may make monthly payments to IDI of amounts computed at an annual rate no greater than 0.25% of the Fund's new sales of shares, exchanges into the Fund and reinvestments of dividends and capital gain distributions added on or after November 1, 1997 to compensate IDI for expenses incurred by it in connection with the distribution of a Fund's shares to investors.

         Payment by the Fund under the Plan, for any month, may only be made to compensate IDI for permissible activities engaged in and services provided by IDI during the rolling 12-month period in which that month falls. All distribution expenses paid by the Fund for the fiscal year ended August 31, 1998 were paid to IDI. For the fiscal year ended August 31, 1998, the Fund incurred $441,207 in distribution expenses prior to the voluntary absorption of certain Fund expenses by INVESCO. In addition, as of August 31, 1998, the Fund incurred $79,421 of additional distribution accruals which will be paid during the fiscal year ended August 31, 1999. As noted in the Prospectus, one type of expenditure is the payment of compensation to securities companies and other financial institutions and organizations, which may include INVESCO-affiliated companies, in order to obtain various distribution-related and/or administrative services for the Fund. The Fund is authorized by the Plan to use its assets to finance the payments made to obtain those services. Payments will be made by IDI to broker-dealers who sell shares of the Fund and may be made to banks, savings and loan associations and other depository institutions. Although the Glass-Steagall Act limits the ability of certain banks to act as underwriters of mutual fund shares, the Company does not believe that these limitations would affect the ability of such banks to enter into arrangements with IDI, but can give no assurance in this regard. However, to the extent it is determined otherwise in the future, arrangements with banks might have to be modified or terminated, and, in that case, the size of the Fund possibly could decrease to the extent that the banks would no longer invest customer assets in the Fund. Neither the Company nor its investment adviser will give any preference to banks or other depository institutions which enter into such arrangements when selecting investments to be made by the Fund.

         For its fiscal year ended August 31, 1998, allocations of 12b-1 amounts paid by the Fund for the following categories were: advertising -- $98,563; sales literature, printing and postage -- $48,086; direct mail -- $13,779; public relations/promotion -- $15,542; compensation to securities dealers and other organizations -- $219,445; marketing personnel -- $45,792.

         The nature and scope of services which are provided by securities dealers and other organizations may vary by dealer but include, among other things, processing new stockholder account applications, preparing and transmitting to the Company's Transfer Agent computer processable tapes of the Fund's transactions by customers, serving as the primary source of information to customers in answering questions concerning the Fund, and assisting in other customer transactions with the Fund.

         The Plan provides that it shall continue in effect with respect to the Fund for so long as such continuance is approved at least annually by the vote of the board of directors cast in person at a meeting called for the purpose of voting on such continuance. The Plan can also be terminated at any time with respect to the Fund, without penalty, if a majority of the independent directors, or shareholders of the Fund, vote to terminate the Plan. The Company may, in its absolute discretion, suspend, discontinue or limit the offering of its shares of the Fund at any time. In determining whether any such action should be taken, the board of directors intends to consider all relevant factors including, without limitation, the size of the Fund, the investment climate for the Fund, general market conditions, and the volume of sales and redemptions of the Fund's shares. The Plan may continue in effect and payments may be made under the Plan following any such temporary suspension or limitation of the offering of the Fund's shares; however, the Fund is not contractually obligated to continue the Plan for any particular period of time. Suspension of the offering of the Fund's shares would not, of course, affect a shareholder's ability to redeem his shares. So long as the Plan is in effect, the selection and nomination of persons to serve as independent directors of the Company shall be committed to the independent directors then in office at the time of such selection or nomination. The Plan may not be amended to increase materially the amount of the Fund's payments thereunder without approval of the shareholders of the Fund, and all material amendments to the Plan must be approved by the board of directors, including a majority of the independent directors. Under the agreement implementing the Plan, IDI or the Fund, the latter by vote of a majority of the independent directors, or of the holders of a majority of the Fund's outstanding voting securities, may terminate such agreement as to the Fund without penalty upon 30 days' written notice to the other party. No further payments will be made by the Fund under the Plan in the event of its termination as to the Fund.

         To the extent that the Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, it shall remain in effect as such, so as to authorize the use of the Fund's assets in the amounts and for the purposes set forth therein, notwithstanding the occurrence of an assignment, as defined by the 1940 Act, and rules thereunder. To the extent it constitutes an agreement pursuant to a plan, the Fund's obligation to make payments to IDI shall terminate automatically, in the event of such "assignment," in which case the Fund may continue to make payments pursuant to the Plan to IDI or another organization only upon the approval of new arrangements, which may or may not be with IDI, regarding the use of the amounts authorized to be paid by it under the Plan, by the directors, including a majority of the independent directors, by a vote cast in person at a meeting called for such purpose.

         Information regarding the services rendered under the Plan and the amounts paid therefor by the Fund are provided to, and reviewed by, the directors on a quarterly basis. On an annual basis, the directors consider the continued appropriateness of the Plan and the level of compensation provided therein.

         The only  directors or interested  persons,  as that term is defined in
Section 2(a)(19) of the 1940 Act, of the Company who have a direct or indirect financial interest in the operation of the Plan are the officers and directors of the Company listed herein under the section entitled "The Fund And Its Management" who are also officers either of IDI or companies affiliated with IDI. The benefits which the Company believes will be reasonably likely to flow to it and its shareholders under the Plan include the following:

         (1) Enhanced marketing efforts, if successful, should result in an increase in net assets through the sale of additional shares and afford greater resources with which to pursue the investment objectives of the Fund;

         (2)      The sale of  additional  shares  reduces the  likelihood  that redemption of shares will require the liquidation of securities of the Fund in amounts and at times that are disadvantageous for investment purposes;


         (3) The positive effect which increased Fund assets will have on its revenues could allow INVESCO and its affiliated companies:

                  (a) To have greater resources to make the financial commitments necessary to improve the quality and level of each Fund's shareholder services (in both systems and personnel),

                  (b) To increase the number and type of mutual funds available to investors from INVESCO and its affiliated companies (and support them in their infancy), and thereby expand the investment choices available to all shareholders, and

                  (c) To acquire and retain talented employees who desire to be associated with a growing organization; and

         (4) Increased Fund assets may result in reducing each investor's share of certain expenses through economies of scale (e.g. exceeding established breakpoints in the advisory fee schedule and allocating fixed expenses over a larger asset base), thereby partially offsetting the costs of the Plan.

HOW SHARES ARE VALUED
---------------------


         The net asset value of shares of the Fund is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange (generally 4:00 p.m., New York time) and applies to purchase and redemption orders received prior to that time. Net asset value per share is also computed on any other day on which there is a sufficient degree of trading in the securities held by the Fund that the current net asset value per share might be materially affected by changes in the value of the securities held, but only if on such day the Company receives a request to purchase or redeem shares of the Fund. Net asset value per share is not calculated on days the New York Stock Exchange is closed, such as federal holidays including New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

         The net asset value per share of the Fund is calculated by dividing the value of all securities held by the Fund and its other assets (including dividends and interest accrued but not collected), less the Fund's liabilities (including accrued expenses), by the number of outstanding shares of the Fund. Securities traded on national securities exchanges, the NASDAQ National Market System, the NASDAQ Small Cap market and foreign markets are valued at their last sale prices on the exchanges or markets where such securities are primarily traded. Securities traded in the over-the-counter market for which last sale prices are not available, and listed securities for which no sales were reported on a particular date, are valued at their highest closing bid prices (or, for debt securities, yield equivalents thereof) obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities or other assets will be valued at their fair values as determined in good faith by the Company's board of directors or pursuant to procedures adopted by the board of directors. The above procedures may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional-size trading units of debt securities. Prior to utilizing a pricing service, the Company's board of directors reviews the methods used by such service to assure itself that securities will be valued at their fair values. The Company's board of directors also periodically monitors the methods used by such pricing services. Debt securities with remaining maturities of 60 days or less at the time of purchase are normally valued at amortized cost.

         The value of securities and other assets held by the Fund used in computing net asset value generally is determined as of the time regular trading in such securities or assets is completed each day. Because regular trading in most foreign securities markets is completed simultaneously with, or prior to, the close of regular trading on the New York Stock Exchange, closing prices for foreign securities usually are available for purposes of computing the Fund's net asset value. However, in the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. The value of all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the spot rate of such currencies against U.S. dollars provided by an approved pricing service.

FUND PERFORMANCE
----------------


         As discussed in the section of the Fund's Prospectus entitled "Performance Data," the Fund advertises its total return performance. In addition, the average annual total return as of August 31, 1998 for shares of the Fund for the periods listed below were as follows:

              1 Year                   5 Years                 10 Years
              ------                   -------                 --------
             (1.06%)                   14.60%                   13.71%

         Average annual total return performance for the Fund reflects the deduction of a proportional share of Company expenses allocated to the Fund for the periods indicated. In each case, average annual total return was computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                                         n
                                 P(1 + T)  = ERV

          where:   P = initial payment of $1000
                   T = average annual total return
                   n = number  of years
                 ERV = ending  redeemable value of initial payment


         The average annual total return performance figures shown above were determined by solving the above formula for "T" for each time period indicated.

         In conjunction with performance reports, comparative data between the Fund's performance for a given period and other types of investment vehicles, including certificates of deposit, may be provided to prospective investors and shareholders.

         From time to time, evaluations of performance made by independent sources may also be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Fund. Sources for Fund performance information and articles about the Fund include, but are not limited to, the following:


         AMERICAN ASSOCIATION OF INDIVIDUAL INVESTORS' JOURNAL
         BANXQUOTE
         BARRON'S
         BUSINESS WEEK
         CDA INVESTMENT TECHNOLOGIES
         CNBC
         CNN
         CONSUMER DIGEST
         FINANCIAL TIMES
         FINANCIAL WORLD

         FORBES
         FORTUNE
         IBBOTSON ASSOCIATES, INC.
         INSTITUTIONAL INVESTOR
         INVESTMENT COMPANY DATA, INC.
         INVESTOR'S BUSINESS DAILY
         KIPLINGER'S PERSONAL FINANCE
         LIPPER ANALYTICAL SERVICES, INC.'S MUTUAL FUND PERFORMANCE
           ANALYSIS
         MONEY
         MORNINGSTAR
         MUTUAL FUND FORECASTER
         NO-LOAD ANALYST
         NO-LOAD FUND X
         PERSONAL INVESTOR
         SMART MONEY
         THE NEW YORK TIMES
         THE NO-LOAD FUND INVESTOR
         U.S. NEWS AND WORLD REPORT
         UNITED MUTUAL FUND SELECTOR
         USA TODAY
         WALL STREET JOURNAL
         WIESENBERGER INVESTMENT COMPANIES SERVICES
         WORKING WOMAN
         WORTH

SERVICES PROVIDED BY THE TRUST
------------------------------


         PERIODIC WITHDRAWAL PLAN. As described in the section of the Fund's Prospectus entitled "Services Provided by the Fund," the Fund offers a Periodic Withdrawal Plan. All dividends and other distributions on shares owned by shareholders participating in this Plan are reinvested in additional shares. Since withdrawal payments represent the proceeds from sales of shares, the amount of shareholders' investments in the Fund will be reduced to the extent that withdrawal payments exceed dividends and other distributions paid and reinvested. Any gain or loss on such redemptions must be reported for tax purposes. In each case, shares will be redeemed at the close of business on or about the 20th day of each month preceding payment and payments will be mailed within five business days thereafter.


         The Periodic Withdrawal Plan involves the use of principal and is not a guaranteed annuity. Payments under such a Plan do not represent income or a return on investment.

         Participation in the Periodic Withdrawal Plan may be terminated at any time by sending a written request to INVESCO. Upon termination, all future dividends and capital gain distributions will be reinvested in additional shares unless a shareholder requests otherwise.

         EXCHANGE POLICY. As discussed in the section of the Fund's Prospectus entitled "Services Provided by the Fund," the Fund offers shareholders the ability to exchange shares of the Fund for shares of certain other mutual funds advised by INVESCO. Exchange requests may be made either by telephone or by written request to INVESCO using the telephone number or address on the cover of this Statement of Additional Information. Exchanges made by telephone must be in an amount of at least $250, if the exchange is being made into an existing account of one of the INVESCO funds. All exchanges that establish a NEW account must meet the fund's applicable initial minimum investment requirements. Written exchange requests into an existing account have no minimum requirements other than the fund's applicable minimum subsequent investment requirements. Any gain or loss realized on such an exchange is recognized for federal income tax purposes. This ability is not an option or right to purchase securities and is not available in any state or other jurisdiction where the shares of the mutual fund into which transfer is to be made are not qualified for sale, or when the net asset value of the shares presented for exchange is less than the minimum dollar purchase required by the appropriate prospectus.


TAX-DEFERRED RETIREMENT PLANS
-----------------------------


         As described in the section of the Fund's Prospectus entitled "Services Provided by the Fund," shares of the Fund may be purchased as the investment medium for various tax-deferred retirement plans. Persons who request information regarding these plans from INVESCO will be provided with prototype documents and other supporting information regarding the type of plan requested. Each of these plans involves a long-term commitment of assets and is subject to possible regulatory penalties for excess contributions, premature distributions or for insufficient distributions after age 70-1/2. The legal and tax implications may vary according to the circumstances of the individual investor. Therefore, the investor is urged to consult with an attorney or tax adviser prior to the establishment of such a plan.


HOW TO REDEEM SHARES
--------------------


         Normally, payments for shares redeemed will be mailed within seven days following receipt of the required documents as described in the section of the Fund's Prospectus entitled "How To Redeem Shares." The right of redemption may be suspended and payment postponed when: (a) the New York Stock Exchange is closed for other than customary weekends and holidays; (b) trading on that exchange is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) the Securities and Exchange Commission ("SEC") by order so permits.

         The Company has authorized one or more brokers to accept redemption orders on the Fund's behalf. Such brokers are authorized to designate other intermediaries to accept redemption orders on the Fund's behalf. The Fund will be deemed to have received a redemption order when an authorized broker, or, if applicable, a broker's authorized designee, accepts the order. A redemption order will be priced at the Fund's net asset value next calculated after the order has been accepted by an authorized broker or the broker's authorized designee.

         It is possible that in the future conditions may exist which would, in the opinion of the Fund's investment adviser, make it undesirable for the Fund to pay for redeemed shares in cash. In such cases, the Fund's investment adviser may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund is obligated under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder having a value up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are selected entirely by the Fund's investment adviser based on what is in the best interests of the Fund and its shareholders, and are valued at the value assigned to them in computing the Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of the securities.


DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES
----------------------------------------


         The Fund intends to continue to conduct its business and satisfy the applicable diversification of assets and source of income requirements to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund so qualified for its taxable year ended August 31, 1998, and intends to continue to qualify during its current taxable year. As a result, it is anticipated that the Fund will pay no federal income or excise taxes and that the Fund will be accorded conduit or "pass through" treatment for federal income tax purposes.

         Dividends paid by the Fund from net investment income as well as distributions of net realized short-term capital gains and net realized gains from certain foreign currency transactions are, for federal income tax purposes, taxable as ordinary income to shareholders. After the end of each calendar year, the Fund sends shareholders information regarding the amount and character of dividends paid in the year.

         Distributions by the Fund of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are, for federal income tax purposes, taxable to the shareholder as long-term capital gains regardless of how long a shareholder has held shares of the Fund. During 1997, the Taxpayer Relief Act established a new maximum capital gains tax rate of 20%. Depending on the holding period of the asset giving rise to the gain, a capital gain was taxable at a maximum rate of either 20% or 28%. Beginning January 1, 1998, all long-term gains realized on the sale of securities held for more than 12 months will be taxable at a maximum rate of 20%. In addition, legislation signed in October 1998 provides that all capital gain distributions from a mutual fund paid to shareholders during 1998 will be taxed at a maximum rate of 20%. Accordingly, all capital gain distributions paid in 1998 will be taxable at a maximum rate of 20%. Note that the rate of capital gains tax is dependent on the shareholder's marginal tax rate and may be lower than the above rates. At the end of each year, information regarding the tax status of dividends and other distributions is provided to shareholders. Shareholders should consult their tax advisers as to the effect of distributions by the Fund.

         All dividends and other distributions are regarded as taxable to the investor, regardless of whether such dividends and distributions are reinvested in additional shares of the Fund or another fund in the INVESCO group. The net asset value of Fund shares reflects accrued net investment income and undistributed realized capital and foreign currency gains; therefore, when a distribution is made, the net asset value is reduced by the amount of the distribution. If the net asset value of Fund shares were reduced below a shareholder's cost as a result of a distribution, such distribution would be taxable to the shareholder although a portion would be, in effect, a return of invested capital. If shares are purchased shortly before a distribution, the full price for the shares will be paid and some portion of the price may then be returned to the shareholder as a taxable dividend or capital gain. However, the net asset value per share will be reduced by the amount of the distribution, which would reduce any gain (or increase any loss) for tax purposes on any subsequent redemption of shares.

         INVESCO may provide Fund shareholders with information concerning the average cost basis of their shares in order to help them prepare their tax returns. This information is intended as a convenience to shareholders and will not be reported to the Internal Revenue Service (the "IRS"). The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The cost basis information provided by INVESCO will be computed using the single-category average cost method, although neither INVESCO nor the Fund recommends any particular method of determining cost basis. Other methods may result in different tax consequences. If a shareholder has reported gains or losses for the Fund in past years, the shareholder must continue to use the cost basis method previously used unless the shareholder applies to the IRS for permission to change the method.


         If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.


         The Fund will be subject to a non-deductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of it ordinary income for that year and net capital gains for the one-year period ending on October 31 of that year, plus certain other amounts.

         Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not imposes taxes on capital gains in respect of investments by foreign investors. Foreign taxes withheld will be treated as an expense of the Fund.

         The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation (other than a controlled foreign corporation) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to the Fund to the extent that income is distributed to its shareholders.

         The Fund may elect to "mark-to-market" its stock in any PFIC. Marking-to-market, in this context, means including in ordinary income for each taxable year the excess, if any, of the fair market value of the PFIC stock over the Fund's adjusted tax basis therein as of the end of that year. Once the election has been made, the Fund also will be allowed to deduct from ordinary income the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the end of the year, but only to the extent of any net mark-to-market gains with respect to that PFIC stock included by the Fund for prior taxable years beginning after December 31, 1997. The Fund's adjusted tax basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.


         Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of each security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders.

         Shareholders should consult their own tax advisers regarding specific questions as to federal, state and local taxes. Dividends and other distributions generally will be subject to applicable state and local taxes. Qualification as a regulated investment company under the Code for federal income tax purposes does not entail government supervision of management or investment policies.

INVESTMENT PRACTICES
--------------------


         PORTFOLIO TURNOVER. There are no fixed limitations regarding portfolio turnover for the Fund. Brokerage costs to the are commensurate with the rate of portfolio activity. Portfolio turnover rates for the fiscal years ended August 31, 1998, 1997 and 1996, were as follows:


                  1998              1997            1996
                  ----              ----            ----
                  48%               37%              27%


         In computing the portfolio turnover rate, all investments with maturities or expiration dates at the time of acquisition of one year or less are excluded. Subject to this exclusion, the turnover rate is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of the value of portfolio securities owned by the Fund during the fiscal year.

         PLACEMENT OF PORTFOLIO BROKERAGE. INVESCO, as the Fund's investment adviser, and ICM, as sub-adviser of the Fund under the direct supervision of INVESCO, place orders for the purchase and sale of securities with brokers and dealers based upon INVESCO's or ICM's evaluation of such brokers' and dealers' financial responsibility subject to their ability to effect transactions at the best available prices. INVESCO or ICM evaluates the overall reasonableness of brokerage commissions paid by reviewing the quality of executions obtained on the Fund's portfolio transactions, viewed in terms of the size of transactions, prevailing market conditions in the security purchased or sold, and general economic and market conditions. In seeking to ensure that the commissions charged the Fund are consistent with prevailing and reasonable commissions, INVESCO or ICM also endeavors to monitor brokerage industry practices with regard to the commissions charged by brokers and dealers on transactions effected for other comparable institutional investors. While INVESCO or ICM seeks reasonably competitive rates, the Fund does not necessarily pay the lowest commission or spread available.

         Consistent with the standard of seeking to obtain the best execution on portfolio transactions, INVESCO or ICM may select brokers that provide research services to effect such transactions. Research services consist of statistical and analytical reports relating to issuers, industries, securities and economic factors and trends, which may be of assistance or value to INVESCO and ICM in making informed investment decisions. Research services prepared and furnished by brokers through which the Fund effects securities transactions may be used by INVESCO or ICM in servicing all of their respective accounts and not all such services may be used by INVESCO or ICM in connection with the Fund.

         In recognition of the value of the above-described brokerage and research services provided by certain brokers, INVESCO or ICM, consistent with the standard of seeking to obtain the best execution of portfolio transactions, may place orders with such brokers for the execution of Fund transactions on which the commissions are in excess of those which other brokers might have charged for effecting the same transactions.

         Portfolio transactions may be effected through qualified brokers and dealers that recommend the Funds to their clients, or that act as agent in the purchase of any of the Fund's shares for their clients. When a number of brokers and dealers can provide comparable best price and execution on a particular transaction, the Fund's adviser or sub-adviser may consider the sale of Fund shares by a broker or dealer in selecting among qualified brokers and dealers.

         Certain financial institutions (including brokers who may sell shares of the Fund, or affiliates of such brokers) are paid a fee (the "Services Fee") for recordkeeping, shareholder communications and other services provided by the brokers to investors purchasing shares of the Fund through no transaction fee programs ("NTF Programs") offered by the financial institution or its affiliated broker (an "NTF Program Sponsor"). The Services Fee is based on the average daily value of the investments in the Fund made in the name of such NTF Program Sponsor and held in omnibus accounts maintained on behalf of investors participating in the NTF Program. With respect to certain NTF Programs, the directors of the Company have authorized the Fund to apply dollars generated from the Plan and Agreement of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan") to pay the entire Services Fee, subject to the maximum Rule 12b-1 fee permitted by the Plan. With respect to other NTF Programs, the Company's directors have authorized the Fund to pay transfer agency fees to INVESCO based on the number of investors who have beneficial interests in the NTF Program Sponsor's omnibus accounts in the Fund. INVESCO, in turn, pays these transfer agency fees to the NTF Program Sponsor as a sub-transfer agency or recordkeeping fee in payment of all or a portion of the Services Fee. In the event that the sub-transfer agency or recordkeeping fee is insufficient to pay all of the Services Fee with respect to these NTF Programs, the Company's directors have authorized the Company to apply dollars generated from the Plan to pay the remainder of the Services Fee, subject to the maximum Rule 12b-1 fee permitted by the Plan. INVESCO itself pays the portion of the Fund's Services Fee, if any, that exceeds the sum of the sub-transfer agency or recordkeeping fee and Rule 12b-1 fee. The Company's directors have further authorized INVESCO to place a portion of each Fund's brokerage transactions with certain NTF Program Sponsors or their affiliated brokers, if INVESCO reasonably believes that, in effecting the Fund's transactions in portfolio securities, the broker is able to provide the best execution of orders at the most favorable prices. A portion of the commissions earned by such a broker from executing portfolio transactions on behalf of the Fund may be credited by the NTF Program Sponsor against its Services Fee. Such credit shall be applied first against any sub-transfer agency or recordkeeping fee payable with respect to the Fund, and second against any Rule 12b-1 fees used to pay a portion of the Services Fee, on a basis which has resulted from negotiations between INVESCO or IDI and the NTF Program Sponsor. Thus, the Fund pays sub-transfer agency or recordkeeping fees to the NTF Program Sponsor in payment of the Services Fee only to the extent that such fees are not offset by the Fund's credits. In the event that the transfer agency fee paid by the Fund to INVESCO with respect to investors who have beneficial interests in a particular NTF Program Sponsor's omnibus accounts in the Fund exceeds the Services Fee applicable to the Fund, after application of credits, INVESCO may carry forward the excess and apply it to future Services Fees payable to that NTF Program Sponsor with respect to the Fund. The amount of excess transfer agency fees carried forward will be reviewed for possible adjustment by INVESCO prior to each fiscal year-end of the Fund. The Company's board of directors has also authorized the Fund to pay to IDI the full Rule 12b-1 fees contemplated by the Plan to compensate IDI for expenses incurred by IDI in engaging in the activities and providing the services on behalf of the Fund contemplated by the Plan, subject to the maximum Rule 12b-1 fee permitted by the Plan, notwithstanding that credits have been applied to reduce the portion of the 12b-1 fee that would have been used to compensate IDI for payments to such NTF Program Sponsor absent such credits.

         The aggregate dollar amount of brokerage commissions paid by the Fund for the fiscal year ended August 31, 1998 were $194,473. For the fiscal year ended August 31, 1998 brokers providing research services received $0 in commissions on portfolio transactions effected for the Fund. Neither the Company, INVESCO, nor ICM paid any compensation to brokers for the sale of shares of the Fund during the fiscal year ended August 31, 1998.

         At August 31, 1998, the Fund held securities of its regular brokers or dealers, or their parents, as follows:

                                                         Value of Securities
            Broker or Dealer                             at August 31, 1998
            ----------------                             ------------------
            State Street  Bank & Trust                        $87,853,000

         Neither INVESCO nor ICM receive any brokerage commissions on portfolio transactions effected on behalf of the Company, and there is no affiliation between INVESCO, ICM, or any person affiliated with INVESCO, ICM, or the Company and any broker or dealer that executes transactions for the Trust.


ADDITIONAL INFORMATION
----------------------


         SHARES OF BENEFICIAL INTEREST. The Company is authorized to issue up to 2 billion shares of common stock with a par value of $0.01 per share. Of the Company's authorized shares, 100,000,000 shares have been allocated to the Fund. The board of directors has authority to designate additional series of common stock without seeking approval of shareholders, and may classify and reclassify any authorized but unissued shares.

         Shares of each series represent the interests of the shareholders of such series in a particular portfolio of investments of the Company. Each series of the Company's shares is preferred over all other series in respect of the assets specifically allocated to that series, and all income, earnings, profits and proceeds from such assets, subject only to the rights of creditors, are allocated to shares of that series. The assets of each series are segregated on the books of account and are charged with the liabilities of that series and with a share of the Company's general liabilities. The board of directors determines those assets and liabilities deemed to be general assets or liabilities of the directors, and these items are allocated among series in proportion to the relative net assets of each series. In the unlikely event that a liability allocable to one series exceeds the assets belonging to the series, all or a portion of such liability may have to be borne by the holders of shares of the Company's other series.

         All Fund shares, regardless of class, have equal voting rights. Voting with respect to certain matters, such as ratification of independent accountants or election of trustees, will be by all series of the Company. When not all series are affected by a matter to be voted upon, such as approval of an investment advisory contract or changes in a Fund's investment policies, only shareholders of the series affected by the matter may be entitled to vote.
Shares have noncumulative voting rights, which means that the holders of a majority of the shares voting for the election of directors can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the board of directors. After they have been elected by shareholders, the directors will continue to serve until their successors are elected and have qualified or they are removed from office, in either case by a shareholder vote, or until death, resignation, or retirement. Directors may appoint their own successors, provided that always at least a majority of the directors have been elected by the Company's shareholders. The directors will call annual or special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Company's Articles of Incorporation, or at their discretion.

         PRINCIPAL SHAREHOLDERS. As of June 30, 1999, the following entities held more than 5% of the Fund's outstanding equity securities.


Name and Address                                                        Percent
of Beneficial Owner                         Number of Shares            of Class
-------------------                         ----------------            --------

Charles Schwab & Co. Inc.                      850,673.3810              6.67%
Special Custody Acct.
for the Exclusive Benefit
of Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA  94104

INVESCO Trust Company Tr                       777,831.2050              6.10%
Morris Communications Corp
Employees' Profit Sharing Ret Plan
725 Broad Street
Augusta, GA 30901-1336

INVESCO Trust Company                          698,123.5330              5.48%
The Ritz Carlton Hotel Company
LLC Special Reserve Plan
400 Colony Square, Suite 2200
1201 Peachtree Street, N.E.
Atlanta, GA 30361-3500

INVESCO Trust Co Tr                            638,036.8320              5.00%
Carle Clinic Association
Profit Sharing Plan
602 West University
Urbana, IL 61801-2530

         INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, 950 Seventeenth Street, Denver, Colorado, has been selected as the independent accountants of the Company. The independent accountants are responsible for auditing the financial statements of the Company.

         CUSTODIAN. State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, has been designated as the custodian of the cash and investment securities of the Company. The bank is responsible for, among other things, receipt and delivery of the Fund's investment securities in accordance with procedures and conditions specified in the custody agreement. Under its contract with the Company, the custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Company to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories.

         TRANSFER AGENT. INVESCO, 7800 E. Union Avenue, Denver, Colorado 80237, acts as registrar, dividend disbursing agent, and transfer agent for the Company pursuant to the Transfer Agency Agreement described in "The Fund And Its Management." Such services include the issuance, cancellation and transfer of shares of the Company, and the maintenance of records regarding the ownership of such shares.

         REPORTS TO SHAREHOLDERS. The Company distributes reports at least semiannually to its shareholders. Financial statements regarding the Company, audited by the independent accountants, are sent to shareholders annually.

         LEGAL COUNSEL. The firm of Kirkpatrick & Lockhart LLP, Washington, D.C., is legal counsel for the Company. The firm of Moye, Giles, O'Keefe, Vermeire & Gorrell, Denver, Colorado, acts as special counsel to the Company.

         FINANCIAL STATEMENTS. The Fund's audited financial statements and the notes thereto for the year ended August 31, 1998, and the report of PricewaterhouseCoopers LLP with respect to such financial statements are incorporated herein by reference from the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1998. The unaudited financial statements and accompanying notes thereto for the six-month period ended February 28, 1999 are incorporated herein by reference to the Fund's Semi-Annual Report to Shareholders for the six-month period ended February 28, 1999.

         PROSPECTUSES. The Company will furnish, without charge, a copy of the Prospectus for any Fund upon request. Such requests should be made to the Company at the mailing address or telephone number set forth on the first page of this Statement of Additional Information.

         REGISTRATION STATEMENT. This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Company has filed with the SEC. The complete
Registration Statement may be obtained from the SEC upon payment of the fee prescribed by the rules and regulations of the SEC.

APPENDIX A

BOND RATINGS. Description of Moody's and S&P's four highest bond rating categories:

Moody's Corporate Bond Ratings:
------------------------------

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

S&P's Corporate Bond Ratings:
----------------------------

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

APPENDIX B

DESCRIPTION OF FUTURES, OPTIONS AND FORWARD CONTRACTS
-----------------------------------------------------

Options on Securities
---------------------

         An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although the entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered," which is generally accomplished through the writer's ownership of the underlying security, in the case of a call option, or the writer's segregation of an amount of cash or securities equal to the exercise price, in the case of a put option. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

         Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price, in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

         Options on securities are traded on national securities exchanges, such as the Chicago Board of Options Exchange and the New York Stock Exchange, which are regulated by the Securities and Exchange Commission. The Options Clearing Corporation ("OCC") guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indices of securities only through a registered broker/dealer which is a member of the exchange on which the option is traded.

         An option position in an exchange-traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option at any particular time. In such event it might not be possible to effect closing transactions in a particular option with the result that the Fund would have to exercise the option in order to realize any profit. This would result in the Fund's incurring brokerage commissions upon the disposition of underlying securities acquired through the exercise of a call option or upon the purchase of underlying securities upon the exercise of a put option. If the Fund as covered call option writer is unable to effect a closing purchase transaction in a secondary market, unless the Fund is required to deliver the securities pursuant to the assignment of an exercise notice, it will not be able to sell the underlying security until the option expires.

         Reasons for the potential absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or particular class or series of options) in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange which had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at a particular time, render certain of the facilities of any of the clearing corporations inadequate and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. However, the OCC, based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume.

         In addition, options on securities may be traded over-the-counter ("OTC") through financial institutions dealing in such options as well as the underlying instruments. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Trust on behalf of the Funds. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between a Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. A Fund will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.

Futures Contracts
-----------------

         A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future, for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

         The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalent, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as "marking to the market."

         A futures contract may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a futures contract, by in effect taking the opposite side of such contract. At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it.

         Interest rate futures contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury bonds, Treasury notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury bills, bank certificates of deposit and commercial paper. In addition, interest rate futures contracts include contracts on indices of municipal securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, German mark and on Eurodollar deposits.

Options on Futures Contracts
----------------------------

         An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an Option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

         A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

         An option, whether based on a futures contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.

                            PART C. OTHER INFORMATION
Item 23.    Exhibits

                (a)  Articles of Incorporation filed April 2, 1993.(2)

                     (i) Articles of Amendment to Articles of Incorporation filed June 26, 1997.(3)

                     (ii) Articles Supplementary to Articles of Incorporation filed May 18, 1998.(5)

                     (iii) Articles of Amendment of Articles of Incorporation filed August 28, 1998.(6)

                     (iv) Articles of Amendment to Articles of Incorporation filed October 29, 1998 (filed herewith).

                     (v) Articles of Amendment to Articles of Incorporation filed May 24, 1999 (filed herewith).

                     (vi) Articles of Amendment to Articles of Incorporation filed July 13, 1999 (filed herewith).

                (b)  Bylaws, as amended July 21, 1993.(2)

                (c) Provisions of instruments defining the rights of holders of Registrant's securities are contained in Articles III, IV, VI, VIII of the Articles of Incorporation and Articles I, V, VI, VII, VIII, IX and X of the Bylaws of the Registrant.

                (d) (i) Investment  Advisory  Agreement dated February 28,
                        1997.(3)

                             (a) Amendment  to Advisory Agreement dated June 30,
                                 1998.(4)


                (e) (i) General Distribution  Agreement dated February 28,
                        1997.(3)

                     (ii) Distribution  Agreement between Registrant and INVESCO
                Distributors, Inc. dated September 30, 1997.(4)

                (f)  (i) Defined  Benefit  Deferred  Compensation  Plan for Non-
                         Interested Directors and Trustees. (5)

                (g) Custody Agreement between Registrant and State Street Bank and Trust Company dated July 1, 1993.(1)

                     (i) Amendment to Custody Agreement dated October 25,
                         1995.(3)

                     (ii) Data Access Services Addendum. (4)

                     (iii)Additional Fund Letter dated April 15, 1998.(4)



                (h) (i)  Transfer  Agency  Agreement  dated  February  28,
                         1997.(3)

                      (ii) Administrative Services Agreement between the Fund and INVESCO Funds Group, Inc. dated February 28, 1997.(3)

                (i) (i) Opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will, when sold, be legally issued, fully paid and non-assessable dated January 16, 1968.(4)


                   (ii) Opinion  and  consent of counsel with respect to INVESCO
                Blue Chip Growth Fund, INVESCO Small Company Growth Fund, INVESCO S&P 500 Index Fund and INVESCO Value Equity Fund as to the legality of the securities being registered dated July 14, 1999 (filed herewith).


                (j) Consent of Independent Accountants (filed herewith).

                (k) Not applicable.

                (l) Not applicable.


                (m) (i) Amended Plan and Agreement of Distribution dated January 1, 1997 adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.(3)

                (n) Not Applicable.


                (o) Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940 with respect to INVESCO S&P 500 Index Fund adopted May 16, 1997 (7)


(1) Previously filed on EDGAR with Post-Effective Amendment No. 44 to the Registration Statement on June 22, 1993, and incorporated by reference herein.

(2) Previously filed on EDGAR with Post-Effective Amendment No. 45 to the Registration Statement on August 27, 1996 and incorporated by reference herein.

(3) Previously filed on EDGAR with Post-Effective Amendment No. 46 to the Registration Statement on June 30, 1997, and incorporated by reference herein.

(4) Previously filed on EDGAR with Post-Effective Amendment No. 47 to the Registration Statement on April 16, 1998, and incorporated by reference herein.

(5) Previously filed on EDGAR with Post-Effective Amendment No. 48 to the Registration Statement on July 10, 1998, and incorporated by reference herein.


(6) Previously filed on EDGAR with Post-Effective Amendment No. 49 to the Registration Statement on August 28, 1998, and incorporated by reference herein.

(7) Previously filed on EDGAR with Post-Effective Amendment No. 14 to the Registration Statement of INVESCO Specialty Funds, Inc. on November 24, 1997 and incorporated by reference herein.

Item 24.          Persons Controlled by or Under Common Control with the Fund

No person is presently controlled by or under common control with the Fund.

Item 25.          Indemnification

Indemnification provisions for officers, directors and employees of Registrant are set forth in Article X of the Amended Bylaws and Article Seventh (3) of the Articles of Restatement of the Articles of Incorporation, and are hereby incorporated by reference. See Item 24(b)(1) and (2) above. Under these Articles, directors and officers will be indemnified to the fullest extent permitted to directors by the Maryland General Corporation Law, subject only to such limitations as may be required by the Investment Company Act of 1940, as amended, and the rules thereunder. Under the Investment Company Act of 1940, Fund directors and officers cannot be protected against liability to a Fund or its shareholders to which they would be subject because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of their office. Each Fund also maintains liability insurance policies covering its directors and officers.

Item 26.    Business and Other Connections of Investment Adviser

See "Fund Management" in the Funds' Prospectuses and "Management of the Funds" in the Statement of Additional Information for information regarding the business of the investment adviser, INVESCO.

Following are the names and principal occupations of each director and officer of the investment adviser, INVESCO. Certain of these persons hold positions with IDI, a subsidiary of INVESCO, and, during the past two fiscal years, have held positions with Institutional Trust Company d.b.a. INVESCO Trust Company, an affiliate of INVESCO.


--------------------------------------------------------------------------------------------------------------------
                                            Position  with           Principal Occupation and Company
Name                                        Adviser                  Affiliation
--------------------------------------------------------------------------------------------------------------------

Mark H. Williamson                          Chairman, Director and  President & Chief Executive Officer
                                            Officer                 INVESCO Funds Group, Inc.
                                                                    7800 East Union Avenue
                                                                    Denver, CO 80237
--------------------------------------------------------------------------------------------------------------------
Raymond Roy Cunningham                      Officer                 Senior Vice President
                                                                    INVESCO Funds Group, Inc.
                                                                    7800 East Union Avenue
                                                                    Denver, CO 80237
--------------------------------------------------------------------------------------------------------------------
William J. Galvin, Jr.                      Officer                 Senior Vice President
                                                                    INVESCO Funds Group, Inc.
                                                                    7800 East Union Avenue
                                                                    Denver, CO 80237
--------------------------------------------------------------------------------------------------------------------

                                       3

--------------------------------------------------------------------------------------------------------------------
Ronald L. Grooms                            Officer                 Senior Vice President & Treasurer
                                                                    INVESCO Funds Group, Inc.
                                                                    7800 East Union Avenue
                                                                    Denver, CO  80237
--------------------------------------------------------------------------------------------------------------------
Richard W. Healey                           Officer                 Senior Vice President
                                                                    INVESCO Funds Group, Inc.
                                                                    7800 East Union Avenue
                                                                    Denver, CO  80237
--------------------------------------------------------------------------------------------------------------------
William Ralph Keithler                      Officer                 Senior Vice President
                                                                    INVESCO Funds Group, Inc.
                                                                    7800 East Union Avenue
                                                                    Denver, CO 80237
--------------------------------------------------------------------------------------------------------------------
Charles P. Mayer                            Officer & Director      Senior Vice President
                                                                    INVESCO Funds Group, Inc.
                                                                    7800 East Union Avenue
                                                                    Denver, CO  80237
--------------------------------------------------------------------------------------------------------------------
Timothy J. Miller                           Officer                 Senior Vice President
                                                                    INVESCO Funds Group, Inc.
                                                                    7800 East Union Avenue
                                                                    Denver, CO  80237
--------------------------------------------------------------------------------------------------------------------
Donovan J. (Jerry) Paul                     Officer                 Senior Vice President
                                                                    INVESCO Funds Group, Inc.
                                                                    7800 East Union Avenue
                                                                    Denver, CO  80237
--------------------------------------------------------------------------------------------------------------------
Glen A. Payne                               Officer                 Senior Vice President, Secretary & General
                                                                    Counsel
                                                                    INVESCO Funds Group, Inc.
                                                                    7800 East Union Avenue
                                                                    Denver, CO  80237
--------------------------------------------------------------------------------------------------------------------
John R. Schroer, II                         Officer                 Senior Vice President
                                                                    INVESCO Funds Group, Inc.
                                                                    7800 East Union Avenue
                                                                    Denver, CO  80237
--------------------------------------------------------------------------------------------------------------------
Marie E. Aro                                Officer                 Vice President
                                                                    INVESCO Funds Group, Inc.
                                                                    7800 East Union Avenue
                                                                    Denver, CO  80237
--------------------------------------------------------------------------------------------------------------------
Ingeborg S. Cosby                           Officer                 Vice President
                                                                    INVESCO Funds Group, Inc.
                                                                    7800 East Union Avenue
                                                                    Denver, CO  80237
--------------------------------------------------------------------------------------------------------------------
Stacie Cowell                               Officer                 Vice President
                                                                    INVESCO Funds Group, Inc.
                                                                    7800 East Union Avenue
                                                                    Denver, CO  80237
--------------------------------------------------------------------------------------------------------------------

                                       4

--------------------------------------------------------------------------------------------------------------------
Dawn Daggy-Mangerson                        Officer                 Vice President
                                                                    INVESCO Funds Group, Inc.
                                                                    7800 East Union Avenue
                                                                    Denver, CO  80237
--------------------------------------------------------------------------------------------------------------------
Elroy E. Frye, Jr.                          Officer                 Vice President
                                                                    INVESCO Funds Group, Inc.
                                                                    7800 East Union Avenue
                                                                    Denver, CO  80237
--------------------------------------------------------------------------------------------------------------------
Linda J. Gieger                             Officer                 Vice President
                                                                    INVESCO Funds Group, Inc.
                                                                    7800 East Union Avenue
                                                                    Denver, CO  80237
--------------------------------------------------------------------------------------------------------------------
Mark D. Greenberg                           Officer                 Vice President
                                                                    INVESCO Funds Group, Inc.
                                                                    7800 East Union Avenue
                                                                    Denver, CO  80237
--------------------------------------------------------------------------------------------------------------------
Brian B. Hayward                            Officer                 Vice President
                                                                    INVESCO Funds Group, Inc.
                                                                    7800 East Union Avenue
                                                                    Denver, CO  80237
--------------------------------------------------------------------------------------------------------------------
Richard R. Hinderlie                        Officer                 Vice President
                                                                    INVESCO Funds Group, Inc.
                                                                    7800 East Union Avenue
                                                                    Denver, CO  80237
--------------------------------------------------------------------------------------------------------------------
Thomas M. Hurley                            Officer                 Vice President
                                                                    INVESCO Funds Group, Inc.
                                                                    7800 East Union Avenue
                                                                    Denver, CO  80237
--------------------------------------------------------------------------------------------------------------------
Patricia F. Johnston                        Officer                 Vice President
                                                                    INVESCO Funds Group, Inc.
                                                                    7800 East Union Avenue
                                                                    Denver, CO  80237
--------------------------------------------------------------------------------------------------------------------
Campbell C. Judge                           Officer                 Vice President
                                                                    INVESCO Funds Group, Inc.
                                                                    7800 East Union Avenue
                                                                    Denver, CO 80237
--------------------------------------------------------------------------------------------------------------------
Peter M. Lovell                             Officer                 Vice President
                                                                    INVESCO Funds Group, Inc.
                                                                    7800 East Union Avenue
                                                                    Denver, CO  80237
--------------------------------------------------------------------------------------------------------------------

                                       5

--------------------------------------------------------------------------------------------------------------------
James F. Lummanick                          Officer                 Vice President & Assistant General Counsel
                                                                    INVESCO Funds Group, Inc.
                                                                    7800 East Union Avenue
                                                                    Denver, CO  80237
--------------------------------------------------------------------------------------------------------------------
Thomas A. Mantone, Jr.                      Officer                 Vice President
                                                                    INVESCO Funds Group, Inc.
                                                                    7800 East Union Avenue
                                                                    Denver, CO  80237
--------------------------------------------------------------------------------------------------------------------
Trent E. May                                Officer                 Vice President
                                                                    INVESCO Funds Group, Inc.
                                                                    7800 East Union Avenue
                                                                    Denver, CO  80237
--------------------------------------------------------------------------------------------------------------------
Corey M. McClintock                         Officer                 Vice President
                                                                    INVESCO Funds Group, Inc.
                                                                    7800 East Union Avenue
                                                                    Denver, CO 80237
--------------------------------------------------------------------------------------------------------------------
Douglas J. McEldowney                       Officer                 Vice President
                                                                    INVESCO Funds Group, Inc.
                                                                    7800 East Union Avenue
                                                                    Denver, CO 80237
--------------------------------------------------------------------------------------------------------------------
Frederick R. (Fritz) Meyer                  Officer                 Vice President
                                                                    INVESCO Funds Group, Inc.
                                                                    7800 East Union Avenue
                                                                    Denver, CO  80237
--------------------------------------------------------------------------------------------------------------------
Stephen A.  Moran                           Officer                 Vice President
                                                                    INVESCO Funds Group, Inc.
                                                                    7800 East Union Avenue
                                                                    Denver, CO 80237
--------------------------------------------------------------------------------------------------------------------
Jeffrey G. Morris                           Officer                 Vice President
                                                                    INVESCO Funds Group, Inc.
                                                                    7800 East Union Avenue
                                                                    Denver, CO  80237
--------------------------------------------------------------------------------------------------------------------
Laura M. Parsons                            Officer                 Vice President
                                                                    INVESCO Funds Group, Inc.
                                                                    7800 East Union Avenue
                                                                    Denver, CO  80237
--------------------------------------------------------------------------------------------------------------------
Jon B. Pauley                               Officer                 Vice President
                                                                    INVESCO Funds Group, Inc.
                                                                    7800 East Union Avenue
                                                                    Denver, CO  80237
--------------------------------------------------------------------------------------------------------------------
Pamela J. Piro                              Officer                 Vice President
                                                                    INVESCO Funds Group, Inc.
                                                                    7800 East Union Avenue
                                                                    Denver, CO  80237
--------------------------------------------------------------------------------------------------------------------
Anthony R. Rogers                           Officer                 Vice President
                                                                    INVESCO Funds Group, Inc.
                                                                    7800 East Union Avenue
                                                                    Denver, CO 80237
--------------------------------------------------------------------------------------------------------------------
Gary L. Rulh                                Officer                 Vice President
                                                                    INVESCO Funds Group, Inc.
                                                                    7800 East Union Avenue
                                                                    Denver, CO  80237
--------------------------------------------------------------------------------------------------------------------

                                       6

--------------------------------------------------------------------------------------------------------------------
James B. Sandidge                           Officer                 Vice President
                                                                    INVESCO Funds Group, Inc.
                                                                    7800 East Union Avenue
                                                                    Denver, CO 80237
--------------------------------------------------------------------------------------------------------------------
John S. Segner                              Officer                 Vice President
                                                                    INVESCO Funds Group, Inc.
                                                                    7800 East Union Avenue
                                                                    Denver, CO  80237
--------------------------------------------------------------------------------------------------------------------
Terri B. Smith                              Officer                 Vice President
                                                                    INVESCO Funds Group, Inc.
                                                                    7800 East Union Avenue
                                                                    Denver, CO  80237
--------------------------------------------------------------------------------------------------------------------
Tane T. Tyler                               Officer                 Vice President
                                                                    INVESCO Funds Group, Inc.
                                                                    7800 East Union Avenue
                                                                    Denver, CO 80237
--------------------------------------------------------------------------------------------------------------------
Thomas R. Wald                              Officer                 Vice President
                                                                    INVESCO Funds Group, Inc.
                                                                    7800 East Union Avenue
                                                                    Denver, CO  80237
--------------------------------------------------------------------------------------------------------------------
Alan I. Watson                              Officer                 Vice President
                                                                    INVESCO Funds Group, Inc.
                                                                    7800 East Union Avenue
                                                                    Denver, CO  80237
--------------------------------------------------------------------------------------------------------------------
Judy P. Wiese                               Officer                 Vice President
                                                                    INVESCO Funds Group, Inc.
                                                                    7800 East Union Avenue
                                                                    Denver, CO  80237
--------------------------------------------------------------------------------------------------------------------
Thomas H. Scanlan                           Officer                 Regional Vice President
                                                                    INVESCO Funds Group, Inc.
                                                                    12028 Edgepark Court
                                                                    Potomac, MD 20854
--------------------------------------------------------------------------------------------------------------------
Reagan A. Shopp                             Officer                 Regional Vice President
                                                                    INVESCO Funds Group, Inc.
                                                                    7800 East Union Avenue
                                                                    Denver, CO  80237
--------------------------------------------------------------------------------------------------------------------
Michael D. Legoski                          Officer                 Assistant Vice President
                                                                    INVESCO Funds Group, Inc.
                                                                    7800 East Union Avenue
                                                                    Denver, CO 80237
--------------------------------------------------------------------------------------------------------------------
Donald R. Paddack                           Officer                 Assistant Vice President
                                                                    INVESCO Funds Group, Inc.
                                                                    7800 East Union Avenue
                                                                    Denver, CO 80237
--------------------------------------------------------------------------------------------------------------------


                                       7

--------------------------------------------------------------------------------------------------------------------
Kent T. Schmeckpeper                        Officer                 Assistant Vice President
                                                                    Account Relationship Manager
                                                                    INVESCO Funds Group, Inc.
                                                                    7800 East Union Avenue
                                                                    Denver, CO 80237
--------------------------------------------------------------------------------------------------------------------
Jeraldine E. Kraus                          Officer                 Assistant Secretary
                                                                    INVESCO Funds Group, Inc.
                                                                    7800 East Union Avenue
                                                                    Denver, CO 80237
--------------------------------------------------------------------------------------------------------------------



Item 27.          Principal Underwriters
                  INVESCO Bond Funds, Inc.
                  INVESCO Combination Stock & Bond Funds, Inc.
                  INVESCO International Funds, Inc.
                  INVESCO Money Market Funds, Inc.
                  INVESCO Sector Funds, Inc.
                  INVESCO Specialty Funds, Inc.
                  INVESCO Stock Funds, Inc.
                  INVESCO Tax-Free Income Funds, Inc.
                  INVESCO Treasurer's Series Funds, Inc.
                  INVESCO Variable Investment Funds, Inc.


                      (b)

Positions and                                               Positions and
Name and Principal             Offices with                 Offices with
Business Address               Underwriter                  the Fund


William J. Galvin, Jr.         Senior Vice
7800 E. Union Avenue           President &
Denver, CO  80237              Asst. Secretary

Ronald L. Grooms               Senior Vice                  Treasurer,
7800 E. Union Avenue           President,                   Chief Fin'l
Denver, CO  80237              Treasurer, &                 Officer, and
                               Director                     Chief Acctg. Off.

Richard W. Healey              Senior Vice
7800 E. Union Avenue           President  &
Denver, CO  80237              Director

Charles P. Mayer               Director
7800 E. Union Avenue
Denver, CO 80237

Timothy J. Miller              Director
7800 E. Union Avenue
Denver, CO 80237

Glen A. Payne                  Senior Vice                  Secretary
7800 E. Union Avenue           President,
Denver, CO 80237               Secretary &
                               General Counsel

Judy P. Wiese                  Vice President               Asst. Treasurer
7800 E. Union Avenue
Denver, CO  80237

Mark H. Williamson             Chairman of the Board,       President,
7800 E. Union Avenue           President, & Chief           CEO & Director
Denver, CO 80237               Executive Officer



                      (c)     Not applicable.

Item 28.              Location of Accounts and Records

                      Mark H. Williamson
                      7800 E. Union Avenue
                      Denver, CO  80237

Item 29.              Management Services

                      Not applicable.

Item 30.              Undertakings

                      Not applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this post-effective amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, County of Denver, and State of Colorado, on the 14th day of July, 1999.

Attest:                                          INVESCO Stock Funds, Inc.

/s/ Glen A. Payne                                /s/ Mark H. Williamson
-----------------                                ----------------------
Glen A. Payne, Secretary                         Mark H. Williamson, President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

/s/ Mark H. Williamson                             **
----------------------                             ----------------------------
Mark H. Williamson, President &                    Lawrence H. Budner, Director
Director (Chief Executive Officer)


/s/ Ronald L. Grooms                               **
----------------------                             ----------------------------
Ronald L. Grooms, Treasurer                        John W. McIntyre, Director
(Chief Financial and Accounting
Officer)

**                                                 **
----------------------                             ----------------------------
Victor L. Andrews, Director                        Fred A. Deering, Director

**                                                 **
----------------------                             ----------------------------
Bob R. Baker, Director                             Larry Soll, Director

**                                                 **
----------------------                             ----------------------------
Charles W. Brady, Director                         Kenneth T. King, Director

**
----------------------                             ----------------------------
Wendy L. Gramm, Director


By                                                 **By  /s/ Glen A. Payne
   -----------------------------                   -----------------------
Edward F. O'Keefe                                           Glen A. Payne
Attorney in Fact                                            Attorney in Fact

* Original Powers of Attorney authorizing Edward F. O'Keefe and Glen A. Payne, and each of them, to execute this post-effective amendment to the Registration Statement of the Registrant on behalf of the above-named directors and officers of the Registrant have been filed with the Securities and Exchange Commission on June 15, 1993, June 22, 1994, June 22, 1995, June 30, 1997 and August 28, 1998,
respectively.

                                  Exhibit Index


Exhibit Number

a(iv)  Articles of Amendment to Articles of Incorporation filed October 29, 1998

a(v)   Articles of Amendment to Articles of Incorporation filed May 24, 1999

a(vi)  Articles of Amendment to Articles of Incorporation filed July 13, 1999

i(ii) Opinion and consent of counsel with respect to INVESCO Blue Chip Growth Fund, INVESCO Small Company Growth Fund, INVESCO S&P 500 Index Fund and INVESCO Value Equity Fund as to the legality of the securities being registered dated July 14, 1999.

j      Consent of Independent Accountants.